UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(Amendment No. 1)

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Mister Car Wash, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a–101) per Item 1 of this Schedule and Exchange Act Rules 14c–5(g) and 0–11.

PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION

Mister Car Wash, Inc.

222 E. 5th Street

Tucson, Arizona 85705

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

AND APPRAISAL RIGHTS AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Fellow Stockholders:

This notice of stockholder action by written consent and appraisal rights and information statement is being furnished to the holders of common stock, par value $0.01 per share (“Company Common Stock”), of Mister Car Wash, Inc., a Delaware corporation (the “Company”, “Mister Car Wash”, “we”, “our” or “us”), in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 17, 2026, by and among Mister Car Wash, MCW Parent, LP, a Delaware limited partnership (“Parent”), Boson Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”, and together with Parent, the “Buyer Parties”), and, solely for purposes of the Borrower Provisions (as defined in the Merger Agreement), Mister Car Wash Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Borrower”), a copy of which is attached as Annex A to this information statement. Pursuant to the Merger Agreement, Merger Sub will merge with and into Mister Car Wash, with Mister Car Wash continuing as the surviving corporation (the “Merger”).

At the effective time of the Merger (the “Effective Time”), (i) each share of Company Common Stock that is outstanding as of immediately prior to the Effective Time (other than shares of Company Common Stock described in clauses (ii) or (iii) of this sentence) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount per share equal to $7.00, without interest thereon (the “Per Share Price”), (ii) each share of Company Common Stock that is (a) held by the Company as treasury stock or (b) owned by the Buyer Parties or any of their direct or indirect subsidiaries as of immediately prior to the Effective Time, including the shares of Company Common Stock held by the Principal Stockholders (as defined below) and the shares contributed to Parent by Company executives who execute a Management Rollover Agreement (as defined below), if any, will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor, and (iii) each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time and held of record by any stockholder of the Company (or beneficially owned by a “beneficial owner” of shares of Company Common Stock held either in a voting trust or by a nominee on behalf of the beneficial owner) who has not voted in favor of the Merger nor consented thereto in writing and who is entitled to demand and has properly and validly exercised his, her or its statutory rights of appraisal in respect of such share in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”, and such shares, “Dissenting Company Shares”) will not be converted into, or represent the right to receive, the Per Share Price, and will instead be entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL. All Dissenting Company Shares held or beneficially owned by stockholders or beneficial owners who fail to perfect or who effectively withdraw, waive or lose their rights to appraisal of such Dissenting Company Shares pursuant to Section 262 of the DGCL will be deemed to be converted into, and to become exchangeable for, as of the Effective Time, the right to receive the Per Share Price, without interest thereon.

The board of directors of the Company (the “Company Board”) established a special committee consisting only of directors that the Company Board determined to each be a “disinterested director” (as defined in Section 144 of the DGCL) with respect to the transactions contemplated by the Merger Agreement (the “Special Committee”) to, among other things, review and evaluate the transactions contemplated by the Merger Agreement, negotiate the Merger Agreement and recommend the Merger Agreement for approval by the Company Board or reject any proposals made by Leonard Green & Partners, L.P. (“LGP”) or any of its affiliates or affiliated funds and alternatives thereto.

The Special Committee unanimously (i) determined that the terms of the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Transactions”), including the Merger, are (a) fair to and in the best interests of the Unaffiliated Company Stockholders (which is defined as the stockholders of the Company, other than the Principal Stockholders and the executive officers of the Company) and (b) substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act); and (ii) recommended that the Company Board (a) determine that the terms of the Merger Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Company’s stockholders (in their capacity as such), (b) determine that it is in the best interests of the Company’s stockholders (in their capacity as such), and declare it advisable, to enter into the Merger Agreement and the other agreements, certificates, instruments or other documents entered into in connection with the Merger Agreement (the “Transaction Documents”) to which the Company is a party, (c) approve the execution and delivery by the Company of the Merger Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth in the Merger Agreement, (d) recommend that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL, upon the terms and subject to the conditions of the Merger Agreement, and (e) direct that the Merger Agreement be submitted to the Company’s stockholders for their adoption upon the terms and subject to the conditions of the Merger Agreement (the recommendations described in clause (ii), the “Special Committee Recommendation”).

The Company Board, acting upon the Special Committee Recommendation at a meeting attended by each member of the Company Board other than the directors affiliated with LGP, by unanimous vote of all directors in attendance, (i) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are (a) fair to and in the best interests of the Company’s stockholders (in their capacity as such) and (b) substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act), (ii) determined that it is in the best interests of the Company’s stockholders (in their capacity as such), and declared it advisable, to enter into the Merger Agreement and the other Transaction Documents to which the Company is a party, (iii) approved the execution and delivery by the Company of the Merger Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth therein, (iv) recommended that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL, upon the terms and subject to the conditions of the Merger Agreement, and (v) directed that the Merger Agreement be submitted to the Company’s stockholders for their adoption upon the terms and subject to the conditions of the Merger Agreement.

Immediately prior to the execution and delivery of the Merger Agreement, Green Equity Investors VI, L.P., Green Equity Investors Side VI, L.P., LGP Associates VI-A LLC and LGP Associates VI-B LLC (collectively, the “Principal Stockholders”), all of which are affiliates and/or affiliated funds of LGP and who as of the record date for determining the stockholders of the Company entitled to consent to the adoption of the Merger Agreement collectively held approximately 67% of the then-outstanding Company Common Stock, executed and delivered to the Company a written consent (the “Written Consent”). The Written Consent approved and adopted the Merger Agreement in accordance with the DGCL and became effective immediately following the execution of the Merger Agreement. No further approval of the Company’s stockholders is required to adopt the Merger Agreement or consummate the Merger. This notice and the accompanying information statement shall constitute notice to you from us of the action taken pursuant to the Written Consent to the extent required by Section 228(e) of the DGCL.

If the Merger is consummated, the Company Common Stock will be delisted from The Nasdaq Stock Market LLC (“Nasdaq”) and deregistered under the Securities Exchange Act of 1934, as amended.

The accompanying information statement is dated [●], 2026 and is being mailed on [●], 2026 to (i) holders of record of Company Common Stock as of February 17, 2026 pursuant to Section 228 of the DGCL and (ii) holders of record of Company Common Stock as of [●], 2026 pursuant to Section 262 of the DGCL.

Under Section 262 of the DGCL, if the Merger is completed, subject to compliance with the requirements of Section 262 of the DGCL, holders of record and beneficial owners of Dissenting Company Shares will have the right to seek appraisal of their Dissenting Company Shares, and be paid the “fair value” in cash of their Dissenting Company Shares (as determined by the Delaware Court of Chancery), exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be the “fair value,” instead of receiving the Per Share Price. However, given that the shares of Company Common Stock are listed on Nasdaq (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Company Common Stock who are otherwise entitled to appraisal rights unless either (i) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the Company Common Stock or (ii) the Per Share Price in respect of such total number of shares exceeds $1,000,000. To exercise your appraisal rights, you must demand in writing such appraisal no later than twenty (20) days after the mailing of this notice and the accompanying information statement, which twentieth day is [●], 2026, and comply precisely with other procedures set forth in Section 262 of the DGCL, which are summarized in the accompanying information statement. This notice and the accompanying information statement shall constitute notice to you from us of the availability of appraisal rights under Section 262 of the DGCL in connection with the Merger.

The accompanying information statement is for informational purposes only. The above summary is not complete and is qualified in its entirety by reference to the complete text of the information statement. We urge you to read the information statement in its entirety for a more complete description of the transactions referenced above and the actions taken by the Special Committee, the Company Board, the Company, the Buyer Parties and the Principal Stockholders.

On behalf of the Company Board and management, it is my pleasure to express our appreciation for your continued support.

John Lai
Chairman, President and Chief Executive Officer

Neither the SEC nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosures in this information statement. Any representation to the contrary is a criminal offense.

Certain Defined Terms

Unless otherwise indicated or the context otherwise requires, when used in this information statement:

•	“Acquisition Proposal” means any offer or proposal (other than an offer or proposal by the Buyer Parties) to engage in an Acquisition Transaction.

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“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement involving the Company and the Buyer Parties) involving:

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any direct or indirect purchase or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates), whether from the Company or any other Person(s), of securities representing more than 20% of the total outstanding equity securities of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 20% of the total outstanding equity securities of the Company after giving effect to the consummation of such tender or exchange offer;

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any direct or indirect purchase, license or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates) of assets (including equity securities in Subsidiaries of the Company) constituting or accounting for more than 20% of the consolidated assets (measured by the fair market value thereof, as determined in good faith by the Special Committee), revenue or net income of the Company Group, taken as a whole; or

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any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company pursuant to which any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates) would hold securities representing more than 20% of the total outstanding equity securities of the Company or the surviving or resulting entity of such transaction (in each case, by vote or economic interests) after giving effect to the consummation of such transaction.

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“Affiliate” means with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided that none of the Principal Stockholders or any investment funds or investment vehicles affiliated with or under common management with the Principal Stockholders (including Parent and Merger Sub), any portfolio company (as such term is commonly understood in the private equity industry) or investment of the Principal Stockholders or any other Person that would otherwise be an Affiliate of the Principal Stockholders pursuant to this definition shall be an “Affiliate” of the Company or any of its Subsidiaries and none of the Company or any of its Subsidiaries shall be an “Affiliate” of such Persons.

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“Antitrust Laws” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other laws, whether in any domestic or foreign jurisdiction, that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the

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creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Merger.

•	“BofA Securities” means BofA Securities, Inc., financial advisor to the Special Committee.

•	“Borrower” means Mister Car Wash Holdings, Inc., a Delaware corporation and wholly owned Subsidiary of the Company.

•	“Business Day” means each day that is not a Saturday, Sunday or other day on which banks are required or authorized by Law to be closed in New York, New York.

•	“Buyer Parties” means Merger Sub and Parent.

•	“Centerview” means Centerview Partners LLC, financial advisor to the Special Committee.

•	“Certificate of Merger” means the certificate of merger executed in a customary form as required by and in accordance with the DGCL effecting the merger of Merger Sub with and into the Company.

•	“Charter” means the Certificate of Incorporation of the Company.

•	“Closing” means the closing of the Merger.

•	“Closing Date” means the date on which the Closing actually occurs.

•	“Code” means the U.S. Internal Revenue Code of 1986, as amended.

•	“Committee Financial Advisors” means BofA Securities and Centerview.

•	“Company”, “Mister Car Wash”, “MCW”, “we”, “our”, or “us” means Mister Car Wash, Inc., a Delaware corporation.

•	“Company Board” means the board of directors of the Company.

•	“Company Common Stock” means the common stock, par value $0.01 per share, of the Company.

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“Company Credit Agreement” means the Amended and Restated First Lien Credit Agreement, dated as of May 14, 2019, by and among Borrower, Hotshine Intermediate, Bank of America, N.A., the other guarantors party thereto, and the lenders from time to time party thereto, as amended by Amendment No. 1 to Amended and Restated First Lien Credit Agreement, dated as of February 5, 2020, Amendment No. 2 to Amended and Restated First Lien Credit Agreement, dated as of June 4, 2021, Amendment No. 3 to Amended and Restated Credit Agreement, dated as of December 8, 2021, Amendment No. 4 to Amended and Restated Credit Agreement, dated as of December 12, 2021, Amendment No. 5 to Amended and Restated Credit Agreement, dated as of March 27, 2024, and Amendment No. 6 to Amended and Restated Credit Agreement, dated as of November 26, 2024, and as further amended, restated, amended and restated, supplemented, modified or otherwise changed (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, including any extension of the maturity thereof or increase in the amount of available borrowings thereunder.

•	“Company Equity Awards” means Company Options and Company RSUs.

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“Company Equity Plans” means, collectively, the 2014 Stock Option Plan of Hotshine Holdings, Inc. and the Mister Car Wash, Inc. 2021 Incentive Award Plan, in each case as amended from time to time (and including any sub-plans thereto).

•	“Company ESPP” means the Mister Car Wash, Inc. 2021 Employee Stock Purchase Plan, as amended from time to time.

•	“Company Group” means the Company and its Subsidiaries.

•	“Company Material Adverse Effect” means any change, event, effect, occurrence or development (each, an “Effect”) that, individually or taken together with any other Effect, has had, or would

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reasonably be expected to have, a material adverse effect on the business or financial condition of the Company Group, taken as a whole; provided, however, none of the following (by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur: (i) any general economic conditions or changes in business markets in the United States or any other country or region in the world, or changes in conditions in the economy generally, including any changes in inflation, supply chain disruptions and labor shortages; (ii) any conditions in the financial markets, credit markets, debt markets, commodities markets, currency markets, securities markets or capital markets generally in the United States or any other country or region in the world, including (1) changes in interest rates or credit ratings generally in the United States or any other country, (2) changes in exchange rates generally for the currencies of any country, or (3) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; (iii) any change generally affecting any of the industries, jurisdictions or geographic areas in which the members of the Company Group operate or otherwise conduct business; (iv) changes in general regulatory, legislative, social or political conditions in the United States or any other country or region in the world; (v) changes in trade controls or Laws or related Tax Laws, including the imposition of new or increased trade restrictions, anti-dumping measures, tariffs, trade policies or disputes, or changes in, or any consequences arising from, any “trade war” or similar actions in the United States or any other country or region in the world; (vi) any political or geopolitical conditions, outbreak of hostilities, act of war (whether or not declared), armed conflict, insurrection, rebellion, sabotage, riot, protest, terrorism, cyberterrorism, cyberattack, or military action (including any threat, escalation or general worsening of any such hostilities, act of war, armed conflict, insurrection, rebellion, sabotage, riot, protest, terrorism, cyberterrorism, cyberattack or military action) in the United States or any other country or region in the world; (vii) earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, droughts, mudslides, blizzards, fires or other natural disasters, weather conditions and other acts of God or electrical black-outs or power shortages and other force majeure events in the United States or any other country or region in the world; (viii) any epidemic, pandemic or disease outbreak (or the worsening thereof), or any Law, directive, guidelines or recommendations issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization, any other Governmental Authority or industry group providing for business closures, “sheltering-in-place,” curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak or any other Special Measures; (ix) any cyberterrorism (including by means of cyberattack by or sponsored by a Governmental Authority), cyberattack, computer hack, ransomware, data breach or other cybersecurity event involving the Company Group; (x) the negotiation, execution or announcement of the Merger Agreement or the pendency of the Merger and the transactions contemplated thereby, or the identity of Parent or Merger Sub or any of their respective Affiliates, including the impact thereof on the relationships, contractual or otherwise, of the Company Group with employees (including any employee attrition), suppliers, customers, lessors, partners, vendors or any other third Person (other than for purposes of any representation or warranty contained in Sections 3.5 or 3.6 of the Merger Agreement); (xi) the compliance by any Party with the express terms of the Merger Agreement or applicable Law or reporting standard, including any action taken or refrained from being taken pursuant to the express terms of the Merger Agreement; (xii) any action taken or not taken by the Company Group at the written request or with the written consent of, or any action taken by, the Buyer Parties or the Principal Stockholders; (xiii) any change or proposed change in applicable Law (including the enforcement or interpretation thereof), regulatory policies, accounting standards or principles (including GAAP) or any guidance (including from the SEC or any other Governmental Authority) relating thereto or the interpretation or enforcement thereof; (xiv) any change in the price or trading volume of the Company Common Stock or in the Company’s credit rating or rating outlook, in each case in and of itself (provided that the underlying causes may be taken into account to the extent not otherwise excluded by

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the other clauses of this definition); (xv) any failure, in and of itself, by the Company Group to meet (1) any public analyst estimates or expectations of the Company’s revenue, earnings, cash flow, cash position or other financial performance or results of operations for any period, or (2) any internal projections, budgets, plans or forecasts of its revenues, earnings, cash flow, cash position or other financial performance (provided that the underlying causes may be taken into account to the extent not otherwise excluded by the other clauses of this definition); and (xvi) any Transaction Litigation or other Legal Proceeding threatened, made or brought against the Company, any of its executive officers or other employees or any member of the Company Board arising out of the Merger or any other transaction contemplated by the Merger Agreement; except, with respect to clauses (i) through (viii) and (xiii), to the extent that such Effect has had a materially disproportionate adverse effect on the Company Group, taken as a whole, relative to other companies operating in the industries in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect.

•	“Company Option” means an option to purchase shares of Company Common Stock granted under a Company Equity Plan.

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“Company Option Consideration” means a lump sum cash payment, without interest, equal to the product of (i) the excess, if any, of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Company Option multiplied by (ii) the number of shares of Company Common Stock subject to such Company Option.

•	“Company Preferred Stock” means the Preferred Stock, par value $0.01 per share, of the Company.

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“Company RSU” means a restricted stock unit award with respect to shares of Company Common Stock that, at the time of determination, (i) is subject to vesting or forfeiture conditions or (ii) is not subject to vesting or forfeiture conditions but has not yet been settled in shares of Company Common Stock.

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“Company RSU Consideration” means a lump sum cash payment, without interest, equal to the product of (i) the Per Share Price multiplied by (ii) the number of shares of Company Common Stock subject to such award of Company RSUs.

•	“Company Stockholders” means the holders of shares of Company Common Stock.

•	“Company Termination Fee” shall mean an amount equal to $31,250,000.

•	“Confidentiality Agreement” means that certain confidentiality agreement, dated as of January 9, 2026, by and between the Company and LGP.

•	“Consent” means consent, approval, order or authorization of, filing or registration with, or notification to any Governmental Authority.

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“Continuing Employee” means each individual who is an employee of the Company Group immediately prior to the Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

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“Debt Fee Letters” means each fully executed fee letter entered into by Parent or any of its Affiliates in connection with the Debt Commitment Letter, delivered by Parent to the Company, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

•	“Debt Financing” means the debt financing that the Financing Sources party to the Debt Commitment Letter have committed to provide the Company following the consummation of the Merger.

•	“Debt Financing Commitment” means the Debt Commitment Letter and each Debt Fee Letter.

•	“DGCL” means the General Corporation Law of the State of Delaware.

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“Dissenting Company Shares” means all shares of Company Common Stock that are issued and outstanding as of immediately prior to the Effective Time (other than the Owned Company Shares) and held by any Person (or beneficially owned by a “beneficial owner” of shares of Company Common Stock held either in a voting trust or by a nominee on behalf of the beneficial owner) who has neither voted in favor of the Merger nor consented thereto in writing and who is entitled to demand and has properly and validly exercised their statutory rights of appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the DGCL.

•	“DOJ” means the United States Department of Justice or any successor thereto.

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“Effective Time” means the time the Certificate of Merger has been duly filed and accepted by the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger in accordance with the DGCL.

•	“Employee Plan” has the meaning set forth in the Merger Agreement.

•	“Equity Award Consideration” means the Company Option Consideration and the Company RSU Consideration.

•	“ERISA” means the Employee Retirement Income Security Act of 1974.

•	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“FDI Laws” means laws, other than Antitrust Laws, whether in any domestic or foreign jurisdiction, that are designed or intended to prohibit, restrict or regulate foreign investment on national security or other public order grounds, in any case that are applicable to the Merger.

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“Financing Sources” means the Persons (other than Parent, the Guarantors, Merger Sub and their respective Affiliates), in their respective capacities as such, that have committed to provide, arrange, underwrite or place all or any portion of the Debt Financing in connection with the Merger, including the commitment parties under the Debt Commitment Letter and the commitment parties under any joinder agreements or credit agreements entered into pursuant thereto or relating thereto, together with their Affiliates and their Affiliates’ Representatives.

•	“FTC” means the United States Federal Trade Commission or any successor thereto.

•	“GAAP” means generally accepted accounting principles, consistently applied, in the United States.

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“Governmental Authority” means any government, governmental, regulatory, self-regulatory or quasi-governmental authority, entity or body, department, commission, bureau, council, board, agency or instrumentality, and any court, tribunal, arbitrator or arbitral body (public or private) or judicial body, in each case whether federal, state, county, municipal, provincial, local, foreign or multinational.

•	“HSR Act” means the Hart-Scott Rodino Antitrust Improvements Act of 1976.

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“Indebtedness” means any of the following liabilities or obligations: (i) indebtedness for borrowed money (including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection therewith), (ii) liabilities pursuant to finance leases under GAAP, (iii) liabilities evidenced by bonds, debentures, notes or other similar instruments or debt securities, and (iv) all letters of credit, banker’s acceptances, surety or performance bonds or similar facilities issued for the account of such Person, to the extent drawn upon. Notwithstanding the foregoing, in no event shall “Indebtedness” include any trade payables, operating lease obligations or undrawn letters of credit or similar instruments.

•	“IRS” means the United States Internal Revenue Service or any successor thereto.

•	“L&W” means Latham & Watkins LLP, counsel to the Company.

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“Law” means any legislation, statute, law (including common law), ordinance, Order, rule, regulation, code, directive, determination or stock exchange listing requirement, as applicable, enacted, issued or promulgated by any Governmental Authority.

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“Legal Proceeding” means any claim, action, charge, audit, lawsuit, litigation, complaint, hearing, arbitration, investigation or other similarly formal legal proceeding brought by or pending before any Governmental Authority.

•	“LGP” means Leonard Green & Partners, L.P., a Delaware limited partnership.

•	“LGP Filing Persons” means the Buyer Parties and the Other LGP Filing Persons.

•	“Management Rollover” means the transactions contemplated by the Management Rollover Agreements.

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“Management Rollover Agreement” means each rollover agreement pursuant to which, among other things, each Management Rollover Participant will, in connection with the consummation of the Merger, acquire direct or indirect equity interests of Parent.

•	“Management Rollover Participant” means each executive of the Company who executes a Management Rollover Agreement.

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“Management Rollover Shares” means the shares of Company Common Stock, if any, that are to be contributed to Parent by the Management Rollover Participants pursuant to the Management Rollover Agreements.

•	“Material Contract” has the meaning set forth in the Merger Agreement.

•	“Merger” means the merger of Merger Sub with and into Mister Car Wash, with Mister Car Wash continuing as the surviving corporation.

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“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of February 17, 2026, by and among Mister Car Wash, Parent, Merger Sub, and Borrower, a copy of which is attached as Annex A to this information statement.

•	“Merger Sub” means Boson Merger Sub, Inc., a Delaware corporation and wholly owned Subsidiary of Parent.

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“Merger Sub Stockholder Approval” means the written consent, duly executed and delivered by Parent in its capacity as the sole stockholder of Merger Sub, approving and adopting the Merger Agreement in accordance with the DGCL.

•	“Morris Nichols” means Morris, Nichols, Arsht & Tunnell LLP, counsel to the Special Committee.

•	“Nasdaq” means the NASDAQ Global Select Market and any successor stock exchange.

•	“Order” means any decree, ruling, judgment, injunction or other order of any Governmental Authority.

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“Other LGP Filing Persons” means LGP, LGP Management, Inc., a Delaware corporation, GEI Capital VI, LLC, a Delaware limited liability company, Peridot Coinvest Manager LLC, a Delaware limited liability company, and the Principal Stockholders.

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“Owned Company Share” means each share of Company Common Stock that is (a) held by the Company as treasury stock or (b) owned by the Buyer Parties or any of their direct or indirect Subsidiaries as of immediately prior to the Effective Time, including the Rollover Shares.

•	“Parent” means MCW Parent, LP, a Delaware limited partnership.

•	“Parent Termination Fee” means an amount equal to $51,750,000.

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•	“Party” means each of the Company, Parent and Merger Sub (and, with respect to the Borrower Provisions, Borrower) as parties to the Merger Agreement.

•	“Per Share Price” means an amount per share equal to $7.00, without interest thereon.

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“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

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“Principal Stockholder Rollover” means the contribution by the Principal Stockholders to Parent, immediately prior to the consummation of the Merger, of the Principal Stockholder Rollover Shares in exchange for equity interests of Parent.

•

“Principal Stockholder Rollover Agreement” means the rollover agreement pursuant to which, among other things, each of the Principal Stockholders will, immediately prior to the consummation of the Merger, contribute to Parent the Principal Stockholder Rollover Shares in exchange for equity interests of Parent.

•	“Principal Stockholder Rollover Shares” means shares of Company Common Stock held by the Principal Stockholders as of immediately prior to the consummation of the Merger.

•	“Principal Stockholders” means Green Equity Investors VI, L.P., Green Equity Investors Side VI, L.P., LGP Associates VI-A LLC and LGP Associates VI-B LLC.

•	“Recused Directors” means the directors of the Company Board affiliated with LGP.

•

“Representatives” means, with respect to any Person, such Person’s Affiliates, and its and their respective directors, officers, employees, accountants, consultants, legal counsel, financial advisors, financing sources and agents and other advisors and representatives.

•

“Required Amount” means an amount sufficient for the Buyer Parties to (i) pay all amounts required to be paid pursuant to Article II of the Merger Agreement in connection with consummation of the Merger; and (ii) pay all fees and expenses required to be paid at or in connection with the Closing by the Buyer Parties in connection with the transactions contemplated by the Merger Agreement and the Debt Financing.

•

“Requisite Stockholder Approval” means the affirmative vote or written consent of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL to adopt the Merger Agreement.

•	“Rollover” means the Principal Stockholder Rollover and the Management Rollover, if any.

•	“Rollover Agreements” means, collectively, the Principal Stockholder Rollover Agreement and the Management Rollover Agreements, if any.

•	“Rollover Shares” means the Principal Stockholder Rollover Shares and Management Rollover Shares.

•	“SEC” means the United States Securities and Exchange Commission or any successor thereto.

•	“Securities Act” means the Securities Act of 1933, as amended.

•

“Special Committee” means the special committee, established by the Company Board, consisting only of directors that the Company Board determined to each be a “disinterested director” (as defined in Section 144 of the DGCL) with respect to the Transactions, established to, among other things, review and evaluate the Transactions, negotiate the Merger Agreement and recommend the Merger Agreement for approval by the Company Board or reject any proposals made by LGP and/or LGP’s affiliates or affiliated funds.

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•

“Special Measures” means any quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar Law, directive, protocols or guidelines promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to any epidemic or pandemic, including the Coronavirus Aid, Relief and Economic Security Act, and the Families First Coronavirus Response Act.

•

“Specified Superior Proposal” means a Superior Proposal in which each share of Company Common Stock owned by the Principal Stockholders and each share of Company Common Stock owned by the Unaffiliated Company Stockholders would be converted into the right to receive the same form and amount of consideration per share and such consideration shall be only in the form of cash (and, for the avoidance of doubt, will not involve any rollover by the Principal Stockholders or conversion of any shares of Company Common Stock or Company Preferred Stock held by the Principal Stockholders into any non-cash consideration, including shares of capital stock of the Company or another Person), and such cash amount per share of Company Common Stock shall be greater than the Per Share Price.

•	“STB” means Simpson Thacher & Bartlett LLP, counsel to Parent.

•

“Subsidiary” of any Person means any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) representing more than 50% of the total outstanding securities or ownership interests of such first Person, in each case, are owned, directly or indirectly, by such first Person.

•

“Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that the Special Committee has determined in good faith (after consultation with its financial advisor and outside legal counsel) (i) is on terms that are more favorable, from a financial point of view, to the Company Stockholders (in their capacity as such) than the Merger (taking into account such legal, regulatory, financial and other aspects of the Acquisition Proposal as the Special Committee deems relevant and, if applicable, any revisions to the Merger Agreement committed to in writing by Parent prior to the time of such determination) and (ii) is reasonably likely to be consummated in accordance with its terms, taking into account (x) if such Superior Proposal is not a Specified Superior Proposal, the likelihood that the required holders of Company Common Stock will adopt the Acquisition Proposal and (y) such other legal, regulatory, financial and other aspects of the Acquisition Proposal as the Special Committee deems relevant. For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

•

“Support Agreement” means the support agreement pursuant to which, among other things, each Principal Stockholder agrees (a) to deliver a duly executed written consent approving and adopting any Specified Superior Proposal, and (b) that if a Parent Termination Fee is paid to the Company, then the Company may pay a dividend on each share of Company Common Stock in an aggregate amount, and each Principal Stockholder waives its right to receive such dividend.

•	“Surviving Corporation” means the Company, as the surviving corporation of the Merger.

•

“Tax” means any federal, state, local, municipal and foreign taxes, charges, fees, levies or other assessments in the nature of tax, in each case, imposed by a Governmental Authority, including any gross receipts, income, profits, sales, use, production, occupation, value-added, ad valorem, transfer, documentary, franchise, registration, profits, license, lease, service, service use, capital stock, social security, disability, severance, stamp, premium, withholding, payroll, employment, unemployment, estimated, alternative minimum, excise, property (real or personal), customs, duties or similar taxes, together with all interest, penalties and additions imposed with respect thereto.

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•

“Transaction Documents” means the Merger Agreement, the Rollover Agreements, the Support Agreement, the Guaranty and any other agreement, certificate, instrument or other document entered into in connection therewith.

•

“Transaction Litigation” means any Legal Proceeding commenced or threatened against a Party or any of its Subsidiaries or Affiliates (or their respective directors or officers) or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to or regarding the Merger or any other transaction contemplated by the Merger Agreement or the other Transaction Documents, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the information statement, Schedule 13E-3, or any other communications to the Company Stockholders, other than any Legal Proceedings among the Parties or with the Financing Sources related to the Merger Agreement, the other Transaction Documents, or the Debt Financing Commitment.

•	“Transactions” means the transactions contemplated by the Merger Agreement.

•	“Unaffiliated Company Stockholders” means the Company’s stockholders, other than the Principal Stockholders and the executive officers of the Company.

•

“Written Consent” means a written consent, duly executed and delivered by each Principal Stockholder in the form attached to the Merger Agreement as Exhibit B, which approved and adopted the Merger Agreement in accordance with the DGCL.

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Summary Term Sheet

This summary highlights selected information from this information statement and may not contain all of the information that may be important to you. To fully understand the Merger contemplated by the Merger Agreement and for a more complete description of the legal terms of the Merger, you should carefully read this entire information statement, the annexes attached to this information statement and the documents referred to or incorporated by reference in this information statement. We have included section references to direct you to the appropriate place in this information statement for a more complete description of the topics presented in this summary. In this information statement, the terms “Company,” “Mister Car Wash,” “we,” “us” and “our” refer to Mister Car Wash, Inc.

The Parties Involved in the Merger

The Company. Founded in 1996, Mister Car Wash, Inc. is the largest national car wash brand, with 548 locations in 21 states, as of December 31, 2025. Primarily offering express exterior cleaning services, we provide the highest quality car wash, ensuring our customers a quick and convenient experience, which we call the “Mister Experience.” Through our advanced technology and dedication to exceptional customer experiences, we deliver a clean, dry and shiny car every time. In addition, with approximately 2.3 million members, we offer North America’s largest monthly car wash subscription program, Unlimited Wash Club®, as a flexible, quick and convenient option for customers to keep their cars clean. Company Common Stock is traded on Nasdaq under the symbol “MCW.” The Company’s principal executive offices are located at 222 E. 5th Street, Tucson, Arizona 85705 and its telephone number is (520) 615-4000.

Borrower. Mister Car Wash Holdings, Inc. is a Delaware corporation and a wholly owned subsidiary of the Company. Borrower is party to the Merger Agreement for purposes of the Borrower Provisions (as defined in the Merger Agreement), which generally obligate Borrower, in addition to Parent and the Surviving Corporation, to cause the Payment Agent to pay the Per Share Price to the Company Stockholders in accordance with the terms and conditions of the Merger Agreement.

Parent. Parent was formed on February 11, 2026, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and to hold shares of the Surviving Corporation following the consummation of the Merger. Parent has not engaged in any other business activities or incurred any liabilities or obligations, other than those in connection with its formation or the transactions contemplated by the Merger Agreement and arranging of financing in connection with the Merger. Parent is indirectly controlled by private investment funds affiliated with LGP. Parent’s principal executive office is located at 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and its phone number is (310) 954-0444.

Merger Sub. Merger Sub is a newly formed Delaware corporation and a wholly owned subsidiary of Parent. Merger Sub was formed on February 11, 2026, solely for the purpose of engaging in the Merger. Merger Sub has not engaged in any business activities or incurred any liabilities or obligations, other than those in connection with its formation or the transactions contemplated by the Merger Agreement. Upon consummation of the Merger, Merger Sub will cease to exist. Merger Sub’s principal executive office is located at 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and its phone number is (310) 954-0444.

For additional information, see the section of this information statement entitled “The Parties Involved in the Merger.”

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The Merger

On February 17, 2026, the Company entered into the Merger Agreement with Parent, Merger Sub and Borrower. On the terms and subject to the conditions of the Merger Agreement, and in accordance with the applicable provisions of the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will thereupon cease, and the Company will continue as the Surviving Corporation.

For additional information, see the section of this information statement entitled “The Merger Agreement—Effect of the Merger.”

Merger Consideration

At the Effective Time, by virtue of the Merger and without any action on the part of the Buyer Parties, the Company or the holders of any of the following securities, the following will occur: each share of Company Common Stock that is outstanding as of immediately prior to the Effective Time (other than Owned Company Shares or Dissenting Company Shares) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount per share equal to $7.00, without interest thereon (the “Per Share Price”), and will cease to have any rights with respect thereto, except the right to receive the Per Share Price in consideration therefor, and each Owned Company Share will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

For additional information, see the section of this information statement entitled “The Merger Agreement—Merger Consideration.”

Treatment of Company Equity Awards

At the Effective Time, each award of Company RSUs outstanding immediately prior to the Effective Time will fully vest, be cancelled, and convert into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the Per Share Price multiplied by (ii) the number of shares of Company Common Stock subject to such award of Company RSUs (the “Company RSU Consideration”).

At the Effective Time, each Company Option, whether vested or unvested, that is outstanding immediately prior to the Effective Time will fully vest, be cancelled, and convert into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the excess, if any, of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Company Option multiplied by (ii) the number of shares of Company Common Stock subject to such Company Option (the “Company Option Consideration” and together with the Company RSU Consideration, the “Equity Award Consideration”). Any Company Option with an exercise price equal to or greater than the Per Share Price will be cancelled for no consideration.

Parent will cause the Surviving Corporation or its Subsidiaries, as applicable, to pay the aggregate consideration owed to all holders of Company RSUs and Company Options, less such amounts as are required to be withheld or deducted under the Code or any other applicable provision of state, local or foreign Tax Law with respect to such payment, no later than the first regularly scheduled payroll date that is at least three Business Days following the Closing Date, provided that any payment in respect of any Company RSU that, immediately prior to such cancellation, constitutes “nonqualified deferred compensation” subject to Section 409A of the Code shall be made in compliance with Section 409A of the Code, including on the applicable original settlement date for such Company RSU if required in order to comply with Section 409A of the Code.

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For additional information, see the section of this information statement entitled “The Merger Agreement—Treatment of Company Equity Awards” and “Special Factors—Treatment of Company Equity Awards.”

Recommendation of the Special Committee; the Reasons for the Merger and the Position of the Special Committee as to the Fairness of the Merger

The board of directors of the Company (the “Company Board”) established a special committee consisting only of directors that the Company Board determined to each be a “disinterested director” (as defined in Section 144 of the DGCL) with respect to the transactions contemplated by the Merger Agreement (the “Special Committee”) to, among other things, review and evaluate the transactions contemplated by the Merger Agreement, negotiate the Merger Agreement and recommend the Merger Agreement for approval by the Company Board or reject any proposals made by Leonard Green & Partners, L.P. (“LGP”) or any of its affiliates or affiliated funds and alternatives thereto.

The Special Committee unanimously (i) determined that the terms of the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Transactions”), including the Merger, are (a) fair to and in the best interests of the Unaffiliated Company Stockholders (which is defined as the stockholders of the Company, other than the Principal Stockholders and the executive officers of the Company) and (b) substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act); and (ii) recommended that the Company Board (a) determine that the terms of the Merger Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Company’s stockholders (in their capacity as such), (b) determine that it is in the best interests of the Company’s stockholders (in their capacity as such), and declare it advisable, to enter into the Merger Agreement and the other agreements, certificates, instruments or other documents entered into in connection with the Merger Agreement (the “Transaction Documents”) to which the Company is a party, (c) approve the execution and delivery by the Company of the Merger Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth in the Merger Agreement, (d) recommend that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL, upon the terms and subject to the conditions of the Merger Agreement, and (e) direct that the Merger Agreement be submitted to the Company’s stockholders for their adoption upon the terms and subject to the conditions of the Merger Agreement (the recommendations described in clause (ii), the “Special Committee Recommendation”).

Recommendation of the Company Board; the Reasons for the Merger and the Position of the Company Board as to the Fairness of the Merger

The Company Board, acting upon the Special Committee Recommendation at a meeting attended by each member of the Company Board other than the directors affiliated with LGP, by unanimous vote of all directors in attendance, (i) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are (a) fair to and in the best interests of the Company’s stockholders (in their capacity as such) and (b) substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act), (ii) determined that it is in the best interests of the Company’s stockholders (in their capacity as such), and declared it advisable, to enter into the Merger Agreement and the other Transaction Documents to which the Company is a party, (iii) approved the execution and delivery by the Company of the Merger Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth therein, (iv) recommended that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL, upon the terms and subject to the conditions of the Merger Agreement, and (v) directed that the Merger Agreement be submitted to the Company’s stockholders for their adoption upon the terms and subject to the conditions of the Merger Agreement.

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Position of the LGP Filing Persons as to the Fairness of the Merger

The LGP Filing Persons believe that the Merger is substantively and procedurally fair to the Company’s “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act. However, none of the LGP Filing Persons has performed, or engaged a financial advisor to perform, any valuation or other analyses for the purpose of assessing the fairness of the Merger to the unaffiliated security holders of the Company. Although Jonathan Seiffer, a Senior Partner of LGP, John Danhakl, a Managing Partner of LGP, J. Kristofer Galashan, a Partner of LGP, and Jeffrey Suer, a Partner of LGP, are each members of the Company Board, they are not members of the Special Committee and neither they nor the LGP Filing Persons participated in the discussions or deliberations of the Special Committee and the Company Board regarding, nor have they received advice from the respective legal, financial or other advisors of the Special Committee or the Company Board as to, the fairness of the Merger. The belief of the LGP Filing Persons as to the fairness of the Merger to the unaffiliated security holders of the Company is based on the factors discussed in the section of this information statement entitled “Special Factors—Position of the LGP Filing Persons as to the Fairness of the Merger.”

Required Stockholder Approval for the Merger

Under Delaware law and the Charter, the adoption of the Merger Agreement required the affirmative vote or written consent of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote upon such adoption. Immediately prior to the execution and delivery of the Merger Agreement, the Principal Stockholders, who on the record date for determining Company Stockholders entitled to consent to the adoption of the Merger Agreement collectively held approximately 67% of the then-outstanding Company Common Stock, executed and delivered the Written Consent to the Company. The Written Consent approved and adopted the Merger Agreement in accordance with the DGCL and became effective immediately following the execution of the Merger Agreement. No further approval of the Company’s stockholders is required to adopt the Merger Agreement or consummate the Merger. As a result, the Company is not asking you for a proxy and you are requested not to send us a proxy.

For additional information, see the section of this information statement entitled “Special Factors—Required Stockholder Approval for the Merger.”

Opinion of Financial Advisor to the Special Committee – Centerview

The Special Committee retained Centerview as financial advisor to the Special Committee in connection with the proposed Merger and the Transactions. In connection with this engagement, the Special Committee requested that Centerview evaluate the fairness, from a financial point of view, to the holders of shares of Company Common Stock (other than Owned Company Shares (which, for the avoidance of doubt, includes the Rollover Shares), Dissenting Company Shares, and any shares of Company Common Stock held by any affiliate of the Company or Parent, which shares of Company Common Stock are collectively referred to as “Excluded Shares” throughout this information statement) of the Per Share Price proposed to be paid to such holders pursuant to the Merger Agreement. On February 17, 2026, Centerview rendered to the Special Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated February 17, 2026, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Price proposed to be paid to the holders of shares of Company Common Stock (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

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The full text of Centerview’s written opinion, dated February 17, 2026, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided solely for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions, and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of shares of Company Common Stock (other than Excluded Shares) of the Per Share Price to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transactions and does not constitute a recommendation to any Company Stockholder as to whether or not such Company Stockholder should take any action with respect to the Transactions, or to any other person as to how, if applicable, such Company Stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

Opinion of Financial Advisor to the Special Committee – BofA Securities

In connection with the Merger, BofA Securities, a financial advisor to the Special Committee, delivered to the Special Committee its oral opinion, which was confirmed by the delivery of a written opinion, dated February 17, 2026, as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of shares of the Company common stock (other than Owned Company Shares and Dissenting Company Shares), of the Per Share Price to be received by such holders in the Merger. The full text of the written opinion, dated February 17, 2026, of BofA Securities, which describes, among other things, the assumptions made, procedures followed, factors considered, and limitations on the review undertaken, is attached as Annex C to this information statement and is incorporated by reference herein in its entirety. BofA Securities provided its opinion to the Special Committee (in its capacity as such) for the benefit and use of the Special Committee in connection with and for purposes of its evaluation of the Per Share Price from a financial point of view. BofA Securities’ opinion does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise, and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Securities’ opinion does not constitute a recommendation to any Company Stockholder as to how to vote or act in connection with the proposed Merger or any other matter.

Financing of the Merger

The Buyer Parties’ obligations under the Merger Agreement are not conditioned on receipt of any financing for the Merger. Parent estimates that the total amount of funds necessary to complete the Merger will be approximately $[●], including estimated transaction fees and expenses. The Buyer Parties intend to fund the amounts necessary to complete the Merger through a combination of the following:

•	debt financing of up to $900,000,000 to be provided by the Financing Sources (as further discussed in the section entitled “Special Factors—Financing of the Merger”); and

•	available cash on hand of the Company Group.

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Parent has obtained the Debt Financing Commitment described below. Parent has represented to the Company that, assuming (x) the accuracy of the representations and warranties of the Company set forth in the Merger Agreement, (y) the performance of the Company and its Affiliates of their respective obligations under the Merger Agreement and (z) that the Debt Financing is funded in accordance with the Debt Financing Commitment, the proceeds of the Debt Financing (both before and after giving effect to the exercise of any or all applicable “market flex” provisions) will provide funds at least equal to the Required Amount.

Pursuant to the commitment letter dated February 17, 2026 (the “Original Debt Commitment Letter”), by and between Jefferies Finance LLC (acting through such of its affiliates or branches as it deems appropriate, “Jefferies” and the “Original Commitment Party”) and Parent, as amended and restated by the amended and restated commitment letter dated March 11, 2026 (the “First A&R Debt Commitment Letter”) by and among Jefferies, U.S. Bank National Association (“U.S. Bank”), Deutsche Bank Securities Inc. (“DBSI”) and Deutsche Bank AG New York Branch (“Deutsche Bank” and, together with DBSI, “DB”), Fifth Third Bank, National Association (“Fifth Third”), Bank of Montreal (“Bank of Montreal”) and BMO Capital Markets Corp. (“BMOCM” and, together with Bank of Montreal, “BMO”), Banco Santander, S.A., New York Branch (“Santander” and, together with Jefferies, U.S. Bank, DB, Fifth Third and BMO, the “First A&R Commitment Parties”), and Parent, and as further amended and restated by the second amended and restated commitment letter dated March 13, 2026 (the “Second A&R Debt Commitment Letter” and the “Debt Commitment Letter”) by and among the First A&R Commitment Parties, Truist Securities, Inc. (“Truist”), Natixis, New York Branch (“Natixis”) and Citizens Bank, N.A. (“Citizens”; and, together with the First A&R Financing Sources, Truist and Natixis, the “Second A&R Commitment Parties”) and Parent, the Second A&R Commitment Parties have committed, severally and not jointly, to provide the Debt Financing, which consists of a senior secured term loan in an aggregate initial principal amount of $900,000,000, on the terms and subject to the conditions set forth in the Debt Financing Commitment. The obligations of the Second A&R Commitment Parties to provide the Debt Financing under the Debt Financing Commitment are subject to certain customary conditions set forth therein.

For more information, see the sections of this information statement entitled “Special Factors—Financing of the Merger” and “The Merger Agreement—Other Covenants—Debt Financing Obligations.”

The Merger Agreement

Conditions to Consummation of the Merger. The respective obligations of each party to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law, except with respect to the Requisite Stockholder Approval which is not waivable) of each of the following conditions: (i) the Company must have received the Requisite Stockholder Approval, which was obtained pursuant to the Written Consent delivered by the Principal Stockholders on February 17, 2026; (ii) at least 20 calendar days must have elapsed since the Company mailed this information statement to the Company Stockholders and the consummation of the Merger is permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act); (iii) any waiting period (and any extensions thereof) applicable to the Merger pursuant to the HSR Act must have expired or been terminated, and any clearance or affirmative approval applicable to the Merger under applicable Antitrust Laws and FDI Laws under certain specified jurisdictions must have been obtained and any mandatory waiting period related thereto must have expired or otherwise been terminated; and (iv) no Governmental Authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered after the date of the Merger Agreement any Law or Order that is in effect that prohibits, makes illegal, or enjoins the consummation of the Merger.

The obligations of Parent and Merger Sub to consummate the Merger are also subject to the satisfaction or waiver by Parent (where permissible pursuant to applicable Law) of the following additional conditions: (i) the truth and correctness of the Company’s representations and warranties as of the Closing (subject to certain

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materiality standards); (ii) the performance by the Company in all material respects of its covenants and obligations; and (iii) receipt by Parent of an officer’s certificate certifying that such conditions have been satisfied. The obligations of the Company to consummate the Merger are also subject to the satisfaction or waiver by the Company (where permissible pursuant to applicable Law) of the following additional conditions: (i) the truth and correctness of the Buyer Parties’ representations and warranties as of the Closing; (ii) the performance by the Buyer Parties in all material respects of their covenants and obligations; and (iii) receipt by the Company of an officer’s certificate certifying that such conditions have been satisfied.

No Solicitation. From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company is subject to restrictions on its ability to (i) solicit Acquisition Proposals from third parties, (ii) provide non-public information to third parties with the intent to assist an Acquisition Proposal, (iii) participate or engage in discussions with third parties with respect to an Acquisition Proposal or (iv) approve any Acquisition Proposal or enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract related to an Acquisition Transaction (other than a confidentiality agreement which complies with the requirements set forth in the Merger Agreement (an “Acceptable Confidentiality Agreement”)) (such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). However, the Company may, under certain specified circumstances prior to the earlier to occur of the termination of the Merger Agreement and 5:00 p.m., Eastern time on April 19, 2026 (the “Applicable Time”), participate or engage in discussions or negotiations with, provide non-public information to, and afford access to, third parties who have made an Acquisition Proposal if (x) the Special Committee determines in good faith (after consultation with its financial advisors and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and (y) the Company and such third party enter into an Acceptable Confidentiality Agreement.

No Recommendation Change; Entry into Alternative Acquisition Agreement. From the date of the Merger Agreement until the earlier to occur of the valid termination of the Merger Agreement and the Effective Time, neither the Company Board nor the Special Committee may effect a Recommendation Change. From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Applicable Time, if the Company has received a bona fide Acquisition Proposal after the date of the Merger Agreement that did not result from a breach of the Company’s no-solicitation covenants and the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal, then the Company Board (acting upon the recommendation of the Special Committee) may authorize and cause the Company to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal. If the Superior Proposal is not a Specified Superior Proposal, then the Company Board and the Company may only take such actions after complying with certain specified notice requirements to Parent and other conditions set forth in the Merger Agreement. The Company will be required to pay a termination fee in connection with such termination of the Merger Agreement.

Termination of the Merger Agreement

The Merger Agreement may be validly terminated at any time prior to the Effective Time (whether before or after receipt of the Requisite Stockholder Approval or adoption of the Merger Agreement by Parent), by mutual written agreement of Parent and the Company.

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Termination by Either Parent or the Company

In addition, the Company, on the one hand, or Parent, on the other hand, may validly terminate the Merger Agreement at any time prior to the Effective Time (whether before or after receipt of the Requisite Stockholder Approval or adoption of the Merger Agreement by Parent):

•

if any Governmental Authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any Law or Order that permanently enjoins or otherwise permanently prohibits the consummation of the Merger and, if applicable, such Order has become final and non-appealable, except such right to terminate the Merger Agreement will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of the Merger Agreement) has been the primary cause of, or primarily resulted in, the issuance of such Order (the “Judicial Restraint Termination Provision”); and

•

if the Closing has not occurred by 11:59 p.m., Eastern time, on June 18, 2026 or such later time and date as is agreed to in writing by Parent and the Company (the “Termination Date”), except that such right to terminate the Merger Agreement will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of the Merger Agreement) has been the primary cause of, or primarily resulted in, the failure of the Closing to have occurred prior to the Termination Date (the “Termination Date Termination Provision”).

Termination by Parent

Parent may also validly terminate the Merger Agreement at any time prior to the Effective Time (whether before or after receipt of the Requisite Stockholder Approval or adoption of the Merger Agreement by Parent):

•

if the Company has breached or failed to perform or there is any inaccuracy of any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach, failure to perform or inaccuracy would result in a failure of the satisfaction of Company’s “bring-down” condition to the Buyer Parties’ obligation to consummate the Closing, except that (i) if such breach, failure to perform or inaccuracy is capable of being cured by the Termination Date, Parent will not be entitled to terminate the Merger Agreement prior to the delivery by Parent to the Company of written notice of such breach, failure to perform or inaccuracy delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating Parent’s intention to terminate the Merger Agreement and the basis for such termination, except that Parent will not be entitled to terminate the Merger Agreement if such breach, failure to perform or inaccuracy has been cured prior to such termination, and (ii) the right to terminate the Merger Agreement will not be available to Parent if it or Merger Sub is then in breach of any provision of the Merger Agreement which breach would result in a failure of the satisfaction of Parent’s “bring-down” condition to the Company’s obligation to consummate the Closing (the “Company Material Breach Termination Provision”).

Termination by the Company

The Company may also validly terminate the Merger Agreement at any time prior to the Effective Time (whether before or after receipt of the Requisite Stockholder Approval or adoption of the Merger Agreement by Parent):

•

if the Buyer Parties have breached or failed to perform or there is any inaccuracy of any of its respective representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach, failure to perform or inaccuracy would result in a failure of the satisfaction

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of Parent’s “bring-down” condition to the Company’s obligation to consummate the Closing, except that (i) if such breach, failure to perform or inaccuracy is capable of being cured by the Termination Date, the Company will not be entitled to terminate the Merger Agreement prior to the delivery by the Company to Parent of written notice of such breach, failure to perform or inaccuracy delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating the Company’s intention to terminate the Merger Agreement and the basis for such termination, except that the Company will not be entitled to terminate the Merger Agreement if such breach, failure to perform or inaccuracy has been cured prior to such termination, and (ii) the right to terminate the Merger Agreement will not be available to the Company if it is then in breach of any provision of the Merger Agreement which breach would result in a failure of the satisfaction of Company’s “bring-down” condition to the Buyer Parties’ obligation to consummate the Closing (the “Parent Material Breach Termination Provision”);

•

at any time prior to the Applicable Time, in order to substantially concurrently enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with the non-solicitation covenants set forth in the Merger Agreement (the “Superior Proposal Termination Provision”), so long as concurrently with such termination the Company pays the $31,250,000 Company Termination Fee; and

•

if (i) all of the conditions to the obligations of the Buyer Parties to consummate the Closing have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) have been and continue to be satisfied or waived, (ii) on or after the date the Closing should have occurred, the Company has delivered irrevocable written notice to Parent that all of the conditions to the obligations of the Buyer Parties to consummate the Closing (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) have been satisfied or waived and the Company is ready, willing and able to consummate the Closing, and (iii) Parent fails to consummate the Closing within three Business Days following the date the Closing should have occurred (the “Failure to Close Termination Provision”).

Termination Fees

The Company is required to pay a termination fee equal to $31,250,000 (the “Company Termination Fee”) to Parent upon the Company’s termination of the Merger Agreement pursuant to the Superior Proposal Termination Provision.

If (i) Parent terminates the Merger Agreement pursuant to the Company Material Breach Termination Provision, (ii) at the time of such termination, Parent would be able to satisfy the “bring-down” conditions to the Company’s obligation to consummate the Merger if the date of such termination was the Closing Date, (iii) following the execution of the Merger Agreement and prior to the termination of the Merger Agreement pursuant to the Company Material Breach Termination Provision an Acquisition Proposal from a third party for an Acquisition Transaction has been publicly announced or publicly disclosed and not withdrawn and (iv) within 12 months following the termination of the Merger Agreement pursuant to the Company Material Breach Termination Provision, the Company (a) consummates an Acquisition Transaction with respect to such Acquisition Proposal or (b) enters into an Alternative Acquisition Agreement with respect to such Acquisition Proposal and such Acquisition Transaction is later consummated, then the Company must, concurrently with the consummation of such Acquisition Transaction, pay the Company Termination Fee to Parent. For purposes of determining whether a Company Termination Fee is payable in this instance, all references to “20%” in the definition of “Acquisition Transaction” are deemed to be references to “50%.”

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Parent is required to pay the Company a termination fee equal to $51,750,000 (the “Parent Termination Fee”) upon (i) the Company’s termination of the Merger Agreement pursuant to the Parent Material Breach Termination Provision, (ii) the Company’s termination of the Merger Agreement pursuant to the Failure to Close Termination Provision, or (iii) either Parent’s or the Company’s termination of the Merger Agreement pursuant to the Judicial Restraint Termination Provision or the Termination Date Termination Provision at a time when the Company had the right to terminate the Merger Agreement pursuant to the Parent Material Breach Termination Provision or the Failure to Close Termination Provision.

For additional information, see the section of this information statement entitled “The Merger Agreement.”

Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Principal Stockholders, the Company and Parent entered into the Support Agreement pursuant to which, among other things, each Principal Stockholder has agreed (i) to deliver a duly executed written consent approving and adopting any Specified Superior Proposal and (ii) that if a Parent Termination Fee is paid to the Company, then the Company may pay a dividend on each share of Company Common Stock in an aggregate amount (after taking account of the waiver mentioned below) equal to the Parent Termination Fee, and each Principal Stockholder waives its right to receive such dividend.

The Support Agreement includes certain restrictions on the transfer of shares of Company Common Stock prior to the termination of the Support Agreement, as well as covenants regarding voting, waiver of right to appraisal, and public statements. The Support Agreement will terminate upon the earliest of (i) the mutual written agreement of the parties, (ii) the Effective Time, and (iii) the termination of the Merger Agreement in accordance with its terms, with certain obligations surviving the termination of the Support Agreement in certain circumstances, as described in the Support Agreement.

For additional information, see the section of this information statement entitled “The Support Agreement.”

Rollover Agreements

Concurrently with the execution and delivery of the Merger Agreement, the Principal Stockholders entered into the Principal Stockholder Rollover Agreement pursuant to which, among other things, each of the Principal Stockholders will, immediately prior to the consummation of the Merger, contribute to Parent all shares of Company Common Stock held by such Principal Stockholder in exchange for equity interests of Parent.

Parent has had preliminary discussions with certain executives of the Company regarding the opportunity to enter into a Management Rollover Agreement pursuant to which, among other things, Management Rollover Participants will acquire direct or indirect equity interests of Parent, which may be effected by, among other actions, such executive contributing to Parent, immediately prior to and contingent upon the Closing, a number of shares of Company Common Stock as specified therein in exchange for direct or indirect equity interests of Parent. As of the date hereof, no Management Rollover Agreements have been executed or finalized and, accordingly, the actual terms of the Management Rollover Agreements, if any are executed, may differ from those described in this information statement. The Closing is not conditioned upon the execution of any Management Rollover Agreements.

For additional information, see the section of this information statement entitled “The Rollover Agreements.”

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Interests of the Company’s Directors and Executive Officers in the Merger

The Company’s directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of the Unaffiliated Company Stockholders generally. The Special Committee was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests include, among other things, the treatment of Company Common Stock and Company Equity Awards held by directors and executive officers, non-employee director compensation, Special Committee member compensation, potential severance entitlements, continuing indemnification and insurance coverage, continuing employee benefits and certain directors’ employment relationships with LGP.

For additional information, see the section of this information statement entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger.”

Regulatory Clearances and Approvals Required for the Merger

The Merger Agreement requires the Company and the Buyer Parties to use reasonable best efforts to take all actions necessary, proper or advisable to (i) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws or FDI Laws applicable to the Merger Agreement or the Merger; and (ii) obtain any required consents pursuant to the HSR Act or any Antitrust Laws or FDI Laws applicable to the Merger Agreement or the Merger, in each case as promptly as practicable and, in any event, prior to the Termination Date. The Company will be solely responsible for and pay all filing fees payable to any Governmental Authority under any Antitrust Laws or FDI Laws. Parent and the Company applied for early termination of the waiting period under the HSR Act, and the FTC granted such request on March 24, 2026.

At any time before or after consummation of the Merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC, the DOJ or foreign governmental authorities of any other applicable jurisdiction could take such action under the antitrust laws as it deems necessary or desirable, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under its antitrust laws as it deems necessary or desirable. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the Company or Parent. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

For further information, see the section of this information statement entitled “Special Factors—Regulatory Clearances and Approvals Required for the Merger” and “The Merger Agreement—Regulatory Efforts.”

Material U.S. Federal Income Tax Consequences of the Merger

The exchange of shares of Company Common Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Therefore, a U.S. Holder (as defined in the section entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger”) receiving cash in the Merger generally will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference between (x) the amount of cash the U.S. Holder received and (y) the U.S. Holder’s adjusted tax basis in the surrendered shares of Company Common Stock. A Non-U.S. Holder (as defined in the section entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger”) will generally not be subject to U.S. federal income tax on any gain resulting from the exchange of Company Common Stock pursuant to the Merger, unless such holder has certain connections to the United States, but the Merger could be a taxable

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transaction to such holder under non-United States tax laws applicable to such holder. Holders of Company Common Stock should read the section entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” for a more detailed description of the U.S. federal income tax consequences of the Merger. Tax matters can be complicated, and the tax consequences of the Merger to you will depend on your particular situation. Holders of Company Common Stock are urged to consult their tax advisors about the U.S. federal, state, local and non-United States tax consequences of the Merger.

Appraisal Rights

If the Merger is consummated, holders of shares of Company Common Stock (including beneficial owners of shares of Company Common Stock) who did not consent to the adoption of the Merger Agreement pursuant to Section 228 of the DGCL, who properly demand an appraisal of their shares of Company Common Stock, who continuously hold of record or beneficially own their shares of Company Common Stock through the effective date of the Merger, and who do not properly withdraw their demands or otherwise lose their rights to appraisal will be entitled to appraisal rights in connection with the Merger under Section 262 (which we refer to as “Section 262”) of the DGCL, provided they comply with the conditions established by Section 262. However, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of shares of a class or series of stock that, immediately prior to the closing of the applicable merger, were listed on a national securities exchange unless (A) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the class or series eligible for appraisal; or (B) the value of the merger consideration in respect of such total number of shares exceeds $1,000,000. We refer to these conditions as the “ownership thresholds.” Given that the shares of Company Common Stock are listed on Nasdaq (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Company Common Stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied.

For a more complete discussion of these procedures, see the section of this information statement entitled “Appraisal Rights.” A copy of Section 262 of the DGCL can be accessed without subscription or cost at the following URL, and is incorporated herein by reference: https://www.delcode.delaware.gov/title8/c001/sc09/index.html#262. We urge you to read these provisions carefully and in their entirety. Moreover, due to the complexity of the procedures for exercising the right to demand appraisal, stockholders and beneficial owners who are considering exercising such rights are encouraged to seek the advice of legal counsel. Failure to comply strictly with all of the requirements of Section 262 may result in loss of the right of appraisal.

Delisting and Deregistration

If the Merger is completed, Company Common Stock will be delisted from Nasdaq as promptly as practicable after the Effective Time and deregistered under the Exchange Act as promptly as practicable after such delisting, and the Company will become a wholly owned subsidiary of Parent.

For additional information, see the section of this information statement entitled “Special Factors—Delisting and Deregistration of the Company Common Stock.”

Fees and Expenses

Generally, except as described under “The Merger Agreement–Company Termination Fee” and “The Merger Agreement–Parent Termination Fee”, whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger Agreement and the Merger will be paid by the party incurring such fees and expenses.

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For additional information, see the section of this information statement entitled “The Merger Agreement—Fees and Expenses.”

Litigation Related to the Merger

Lawsuits may be filed against the Company, the Special Committee, the Company Board or the Company’s officers in connection with the Merger or the Transactions, which could prevent or delay consummation of the Merger and result in substantial costs to the Company, including any costs associated with indemnification obligations of the Company. The Company has received demand letters from purported Company Stockholders pursuant to Section 220 of the DGCL to inspect and copy the Company’s books and records. The demand letters each generally allege that they are made for the purposes of investigating and assessing the merits of the Merger, to investigate alleged potential wrongdoing, mismanagement or breaches of fiduciary duties by the Company Board and/or LGP in connection with the Merger, and to value the purported Company Stockholders’ shares of Company Common Stock. As of the date of this preliminary version of the information statement, no lawsuits challenging the Transactions have been filed.

For additional information, see the section of this information statement entitled “Special Factors—Litigation Related to the Merger.”

Market Prices of the Company Common Stock and Dividends

Shares of Company Common Stock are listed on Nasdaq under the trading symbol “MCW.” On February 17, 2026, the last full trading day prior to the Company’s issuance of a press release on February 18, 2026 announcing the Company’s entry into the Merger Agreement, the closing price for shares of Company Common Stock was $6.01 per share. The $7.00 per share to be paid for each share of Company Common Stock pursuant to the Merger Agreement represents a premium of approximately 16.5% to that closing price. On April 2, 2026, the last practicable trading day before the filing of this information statement, the reported closing price for shares of Company Common Stock on Nasdaq was $6.97.

In the past two years, the Company has not declared or paid any cash dividends on the Company Common Stock. Under the Merger Agreement, the Company has agreed that it will not declare or pay any dividends on the Company Common Stock until the Effective Time (or, if earlier, until the valid termination of the Merger Agreement).

For additional information, see the section of this information statement entitled “Other Important Information Regarding the Company—Market Prices of the Company Common Stock and Dividends.”

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Cautionary Statement Regarding Forward-Looking Statements

This information statement, and the documents referred to herein, contain forward-looking statements that involve risks and uncertainties. In some cases, you can identify forward-looking statements by terminology such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “will,” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements are based upon the Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties.

These risks and uncertainties include, among other things, statements regarding the expected effects of the Merger on the Company, the expected effects on the Company if the Merger is not completed, the expected benefits and detriments of the Merger to the Unaffiliated Company Stockholders, and the expected timeline for completion of the Merger. Statements regarding future events are based on the Company’s current expectations, estimates and projections and are necessarily subject to associated risks and developments related to, among other things, (i) the completion of the proposed Merger on the anticipated terms and timing, or at all, including the parties’ ability to obtain regulatory approvals and satisfy the other conditions to the completion of the Merger, (ii) the effect of the announcement or pendency of the Merger on the Company’s business, operating results, ability to retain and hire key personnel, and relationships with customers, suppliers, competitors and others, (iii) the effect of the restrictions imposed by the Merger Agreement during the pendency of the Merger, which may (x) disrupt the Company’s current plans and business operations, (y) impact the Company’s ability to pursue certain business opportunities or strategic transactions or (z) divert management’s attention from ongoing business operations, (iv) the ability of Parent to procure the financing required to complete the Merger, (v) the possibility that competing offers may be made, and the effect of such competing offers on the Merger and the parties’ respective rights under the Merger Agreement, (vi) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (vii) the fact that the Company may be required to pay a termination fee to Parent if the Merger Agreement is terminated in certain circumstances, (viii) litigation being instituted against the Company, LGP, the Principal Stockholders or other parties, including their respective directors, managers or officers, in connection with the Merger; (ix) the uncertainty of the outcome of any such litigation and its effects on the parties to the Merger Agreement, (x) legislative, regulatory and economic developments, (xi) general economic conditions, (xii) the effect on the Company’s stock price if the Merger is not completed, which may decline significantly following the termination of the Merger Agreement, (xiii) the significant costs, fees and expenses the Company may incur in connection with the Merger, and (xiv) the effects on the Company of unknown liabilities related to the Merger.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s periodic reports and other filings with the SEC, including the risk factors identified in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2025, available at www.sec.gov. The forward-looking statements included in this report are made only as of the date hereof. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

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Questions and Answers About the Merger

The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a Company Stockholder. Please refer to the section of this information statement entitled “Summary Term Sheet” and the more detailed information contained elsewhere in this information statement, the annexes to this information statement and the documents referred to or incorporated by reference in this information statement, each of which you should read carefully. You may obtain additional information, which is incorporated by reference in this information statement, without charge, by following the instructions in the section of this information statement entitled “Where You Can Find More Information.”

Q:	Why am I receiving these materials?

A:

You are receiving this information statement because (i) Section 228(e) of the DGCL requires us to provide you with notice of action taken by the Written Consent that was executed and delivered to the Company by the Principal Stockholders, even though your vote or consent is neither required nor requested to adopt or authorize the Merger Agreement or complete the Merger, (ii) Section 262 of the DGCL requires us to provide notice to you of the availability of appraisal rights in connection with the Merger, as further described in the section of this information statement entitled “Appraisal Rights,” and/or (iii) applicable requirements of federal securities laws require us to provide you with this information statement, as applicable.

Q:	What is the proposed merger and what effects will it have on the Company?

A:	The proposed merger is a transaction whereby, following its completion, Parent will directly own all of the outstanding equity interests of the Surviving Corporation.

If the conditions to the consummation of the Merger (which we refer to herein as the “Closing”) are satisfied or waived (where permissible pursuant to applicable law) and the Merger is consummated, Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation of the Merger (which we refer to herein as the “Surviving Corporation”).

As a result of the Merger, the Company will become a wholly owned subsidiary of Parent, the Company Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act, and the Company will no longer file periodic or other reports with the SEC. If the Merger is consummated, you will not own any shares of the capital stock of the Surviving Corporation.

For additional information, see the section of this information statement entitled “Special Factors—Effects of the Merger on the Company.”

Q:	What will I receive if the Merger is completed?

A:

At the effective time of the Merger (which we refer to herein as the “Effective Time”), subject to the terms and conditions set forth in the Merger Agreement, each share of Company Common Stock that is outstanding as of immediately prior to the Effective Time (other than Owned Company Shares or Dissenting Company Shares) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount per share equal to $7.00, without interest thereon (which we refer to herein as the “Per Share Price”).

For example, if you own 100 shares of Company Common Stock, you will receive $700.00 for your shares of Company Common Stock without interest thereon. Upon completion of the Merger, you will not own any shares of the capital stock of the Surviving Corporation.

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For additional information, see the section of this information statement entitled “The Merger Agreement—Merger Consideration.”

Q:	What happens if the Merger is not completed?

A:

If the Merger is not completed for any reason, the Company Stockholders will not receive any payment for their shares of Company Common Stock in connection with the Merger. Instead, (i) the Company will remain a public company, (ii) the Company Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and (iii) the Company will continue to file periodic reports with the SEC. In addition, if the Merger is not completed, the Company expects that (i) our management will continue to operate the business as it is currently being operated, (ii) the Company Board will continue to evaluate and review, among other things, the Company’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate, and (iii) the Company Stockholders (including the Principal Stockholders) will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which the Company operates and adverse economic conditions.

Furthermore, if the Merger is not completed, and depending on the circumstances that cause the Merger not to be completed, the Company’s business, prospects or results of operation may be adversely impacted and the price of Company Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of Company Common Stock would return to the price at which the Company Common Stock trades as of the date of this information statement. Accordingly, there can be no assurance as to the effect of the Merger not being completed on the future value of your shares of Company Common Stock. In addition, in specified circumstances in which the Merger Agreement is terminated, the Company will be required to pay as directed by Parent a termination fee of $31,250,000 as more fully described in the sections of this information statement entitled “The Merger Agreement—Termination of the Merger Agreement” and “The Merger Agreement—Company Termination Fee.”

For additional information, see the section of this information statement entitled “Special Factors—Effects on the Company if the Merger is Not Completed.”

Q:	What did the Special Committee determine and recommend to the Company Board?

A:	The Special Committee unanimously:

•

determined that the terms of the Merger Agreement and the transactions contemplated by the Merger Agreement (which we refer to herein as the “Transactions”), including the Merger, are fair to and in the best interests of the Unaffiliated Company Stockholders and substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act); and

•	recommended that the Company Board (which we refer to herein as the “Special Committee Recommendation”):

•	determine that the terms of the Merger Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Company’s stockholders (in their capacity as such);

•

determine that it is in the best interests of the Company’s stockholders (in their capacity as such), and declare it advisable, to enter into the Merger Agreement and the other Transaction Documents to which the Company is a party;

•

approve the execution and delivery by the Company of the Merger Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth in the Merger Agreement;

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•	recommend that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL, upon the terms and subject to the conditions of the Merger Agreement; and

•	direct that the Merger Agreement be submitted to the Company’s stockholders for their adoption upon the terms and subject to the conditions of the Merger Agreement.

For additional information, see the section of this information statement entitled “Special Factors— Recommendation of the Special Committee; the Reasons for the Merger and the Position of the Special Committee as to the Fairness of the Merger.”

Q:	Did the Company Board approve and recommend the Merger Agreement?

A:

Yes. The Company Board (other than the directors affiliated with LGP, who recused themselves from the relevant meeting), based in part on the Special Committee Recommendation, unanimously (including all non-employee directors):

•

determined that the terms of the Merger Agreement and the Transactions, including the Merger, are (a) fair to and in the best interests of the Company Stockholders (in their capacity as such) and (b) substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act);

•

determined that it is in the best interests of the Company Stockholders (in their capacity as such), and declared it advisable, to enter into the Merger Agreement and the other Transaction Documents to which the Company is a party;

•

approved the execution and delivery by the Company of the Merger Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth therein; and

•	recommended that the Company Stockholders adopt the Merger Agreement in accordance with the DGCL, upon the terms and subject to the conditions of the Merger Agreement; and

•	directed that the Merger Agreement be submitted to the Company Stockholders for their adoption upon the terms and subject to the conditions of the Merger Agreement.

For additional information, see the section of this information statement entitled “Special Factors— Recommendation of the Company Board; the Reasons for the Merger and the Position of the Company Board as to the Fairness of the Merger.”

Q:	Why am I not being asked to vote on the Merger?

A:

Under Delaware law and the Charter, the adoption of the Merger Agreement required the affirmative vote or written consent of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote upon such adoption.

Immediately prior to the execution and delivery of the Merger Agreement, the Principal Stockholders, who on the record date for determining the Company Stockholders entitled to consent to the adoption of the Merger Agreement collectively held approximately 67% of the then-outstanding Company Common Stock, executed and delivered the Written Consent to the Company. The Written Consent approved and adopted the Merger Agreement in accordance with the DGCL and became effective immediately following the execution of the Merger Agreement. No further approval of the Company’s stockholders is required to adopt the Merger Agreement or consummate the Merger. As a result, the Company is not asking you for a proxy and you are requested not to send us a proxy.

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For additional information, see the section of this information statement entitled “Special Factors—Required Stockholder Approval for the Merger.”

Q:	Is Parent’s obligation to complete the Merger subject to Parent receiving financing?

A:	No, the Buyer Parties’ obligations under the Merger Agreement are not conditioned on receipt of any financing for the Merger.

In connection with the Merger Agreement, Parent obtained the Debt Commitment Letter with those certain Financing Sources, pursuant to which the Financing Sources that are party thereto have committed, severally and not jointly, to provide the Debt Financing in the amounts and on the terms and subject to the conditions set forth in the Debt Financing Commitment. The obligations of the Financing Sources to provide the Debt Financing under the Debt Financing Commitment are subject to a number of customary conditions.

Under the Merger Agreement, Parent has agreed to use reasonable best efforts to obtain the Debt Financing on a timely basis and on the terms and conditions described in the Debt Financing Commitment or on such other terms and conditions as may be reasonable to Parent in its sole discretion (provided that agreement to such other terms and conditions would not result in a Prohibited Modification), and, subject to satisfaction of certain conditions specified in the Merger Agreement, to consummate the Debt Financing on the Closing Date. The Company has the right to specifically enforce such obligation of Parent and Merger Sub to use their reasonable best efforts to obtain financing.

However, the right of the Company to obtain specific performance of the Buyer Parties’ obligations to consummate the Closing is subject to the requirement, among others, that the proceeds of the Debt Financing (or any Alternative Debt Financing) have been funded or will be funded at the Closing in accordance with the terms of the Debt Commitment Letter.

For additional information, see the sections of this information statement entitled “Summary Term Sheet—Financing of the Merger,” “The Merger Agreement—Other Covenants—Debt Financing Obligations” and “The Merger Agreement—Specific Performance.”

Q:	What will happen to my Company RSUs and Company Options if the Merger is completed?

A:

At the Effective Time, each award of Company RSUs outstanding immediately prior to the Effective Time will fully vest, be cancelled, and convert into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the Per Share Price multiplied by (ii) the number of shares of Company Common Stock subject to such award of Company RSUs.

At the Effective Time, each Company Option, whether vested or unvested, that is outstanding immediately prior to the Effective Time will fully vest, be cancelled, and convert into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the excess, if any, of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Company Option multiplied by (ii) the number of shares of Company Common Stock subject to such Company Option.

Any Company Option with an exercise price equal to or greater than the Per Share Price will be cancelled for no consideration.

For additional information, see the section of this information statement entitled “The Merger Agreement—Treatment of Company Equity Awards.”

Q:	What will happen to the Company ESPP if the Merger is completed?

A:

Following February 17, 2026, (i) except for the offering periods under the Company ESPP in effect on the date of the Merger Agreement (February 17, 2026) (which we refer to herein as the “Final Offering

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Periods”), no new offering period will commence unless and until the Merger Agreement is terminated, (ii) no new participants will be permitted to participate in the Company ESPP and participants will not be permitted to increase their payroll deductions or purchase elections from those in effect on the date of the Merger Agreement, and (iii) reasonable notice will be given to participants describing the treatment of the Company ESPP.

Through the end of the Final Offering Period(s), the Company ESPP will be administered in the ordinary course. However, if the Effective Time occurs during one or more of the Final Offering Periods, (i) the final exercise date(s) under the Company ESPP will be no later than the date that is five days prior to the Effective Time as determined by the Company in its sole discretion (which we refer to herein as the “Final Exercise Date”), (ii) each Company ESPP participant’s accumulated contributions under the Company ESPP will be used to purchase whole shares of Company Common Stock in accordance with the terms of the Company ESPP as of the Final Exercise Date, and (iii) the Company will return to each participant the funds, if any, that remain in such participant’s account after such purchase. Shares purchased under the ESPP pursuant to the foregoing will be treated the same as all other shares of Company Common Stock in the Merger.

For additional information, see the section of this information statement entitled “The Merger Agreement—Treatment of Company Equity Awards.”

Q:	What happens if I sell my shares before the completion of the Merger?

A:

If you transfer your shares of Company Common Stock before the Effective Time, you will have transferred the right to receive the Per Share Price and will lose your appraisal rights for those shares. In order to receive the Per Share Price or exercise appraisal rights for those shares, you must continuously hold (or beneficially own) those shares through the effective date of the Merger. For additional information, see the section of this information statement entitled “Appraisal Rights.”

In the event of a transfer of ownership of any shares of Company Common Stock that has not been registered in the records of our transfer agent prior to the Effective Time, the Per Share Price may be paid to a person other than the registered owner, provided specified requirements are satisfied.

For additional information, see the section of this information statement entitled “The Merger Agreement—Exchange and Payment Procedures.”

Q:	Should I send in my Certificates or other evidence of ownership now?

A:

No. If you are a holder of record of Company Common Stock as of immediately prior to the Effective Time which is represented by one or more certificates (which we refer to herein as “Certificates”), then promptly following the Closing (and in any event within three Business Days after the Merger is completed) you will be sent (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates (or affidavit of loss in lieu thereof), to the Payment Agent) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Per Share Price payable in respect thereof. Once a stockholder has provided the Payment Agent with their Certificates (or an effective affidavit of loss in lieu thereof), then the Payment Agent will pay the stockholder an amount in cash equal to the aggregate consideration to which such stockholder becomes entitled pursuant to the Merger Agreement, without interest. Do not send in your Certificates now.

For additional information, see the section of this information statement entitled “The Merger Agreement—Exchange and Payment Procedures.”

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Q:	How do I surrender my book-entry shares of Company Common Stock held by the Company’s transfer agent, Equiniti Trust Company, LLC?

A:

If you hold uncertificated shares of Company Common Stock immediately prior to the Effective Time (other than Dissenting Company Shares and Owned Company Shares, as applicable) (which we refer to herein as the “Uncertificated Shares”), you will not be required to provide a Certificate or an executed letter of transmittal to the Payment Agent in order to receive the payment that you are entitled to receive.

Promptly following the Closing (and in any event within three Business Days following the Closing), the Payment Agent will pay you an amount in cash equal to the aggregate consideration to which you become entitled pursuant to the Merger Agreement, and your Uncertificated Shares will be surrendered and cancelled. No interest will be paid or accrued on the Per Share Price payable with respect to any shares of Company Common Stock.

For additional information, see the section of this information statement entitled “The Merger Agreement—Exchange and Payment Procedures.”

Q:	What happens to my Company Common Stock held by my broker?

A:

Your broker generally will handle cashing out all shares of Company Common Stock that you hold in your brokerage account after the closing of the Merger has occurred. You should direct any specific questions on this to your broker.

Q:	What is the difference between holding shares as a stockholder of record (a registered stockholder) and as a beneficial owner (a street name stockholder)?

A:

Many of our stockholders hold their shares of Company Common Stock through stockbrokers, banks, or other nominees, rather than directly in their own names. As summarized below, there are some differences between being a stockholder of record and a beneficial owner.

Stockholder of record: If your shares of Company Common Stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are the stockholder of record, and this information statement is being sent directly to you.

Beneficial owner: If your shares of Company Common Stock are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and this information statement is being forwarded to you by your broker or other nominee, who is considered to be the stockholder of record. If you are a beneficial owner, then payment for your shares of Company Common Stock will be made through your bank, broker or other nominee.

Q:	Are there conditions to the completion of the Merger?

A:

Yes, consummation of the Merger is subject to certain conditions set forth in the Merger Agreement. These conditions include (i) the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL (which has been received through the Written Consent), (ii) the mailing of this information statement to the Company Stockholders at least twenty (20) calendar days prior to the consummation of the Merger, (iii) the expiration or termination of any waiting periods (and any extensions thereof) applicable to the consummation of the Merger pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of any clearance or other affirmative approvals applicable to the Merger under antitrust laws or foreign investment laws under certain specified jurisdictions and the expiration or termination of any mandatory waiting period related thereto; (iv) the absence of any law or order issued by a governmental

20

authority of competent jurisdiction that prohibits, makes illegal or enjoins the consummation of the Merger; (v) the accuracy of the parties’ respective representations and warranties contained in the Merger Agreement, subject to specified materiality qualifications; (vi) the parties’ performance of and compliance with their respective pre-Closing covenants and obligations in the Merger Agreement in all material respects; and (vii) the delivery by each party to the other party of a certificate certifying compliance with the conditions described in clauses (v) and (vi).

For additional information, see the section of this information statement entitled “The Merger Agreement—Conditions to the Closing of the Merger.”

Q:	When do you expect the Merger to be completed?

A:	The Merger is expected to close in the first half of 2026, subject to obtaining regulatory approvals and the satisfaction or waiver of the other closing conditions.

Q:	What happens if a third party makes an offer to acquire the Company before the Merger is completed?

A:

From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company is subject to restrictions on its ability to (i) solicit Acquisition Proposals from third parties, (ii) provide non-public information to third parties with the intent to assist an Acquisition Proposal, (iii) participate or engage in discussions with third parties with respect to an Acquisition Proposal or (iv) approve any Acquisition Proposal or enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract related to an Acquisition Transaction (other than an Acceptable Confidentiality Agreement) (such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction is referred to herein as an “Alternative Acquisition Agreement”). However, the Company may, under certain specified circumstances prior to the earlier to occur of the termination of the Merger Agreement and 5:00 p.m., Eastern time on April 19, 2026 (which we refer to herein as the “Applicable Time”), participate or engage in discussions or negotiations with, provide non-public information to, and afford access to, third parties who have made an Acquisition Proposal if (x) the Special Committee determines in good faith (after consultation with its financial advisors and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and (y) the Company and such third party enter into an Acceptable Confidentiality Agreement.

From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Applicable Time, if the Company has received a bona fide Acquisition Proposal after the date of the Merger Agreement that did not result from a breach of the Company’s no-solicitation covenants and the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal, then the Company Board (acting upon the recommendation of the Special Committee) may authorize and cause the Company to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal. If the Superior Proposal is not a Specified Superior Proposal, then the Company Board and the Company may only take such actions after complying with certain specified notice requirements to Parent and other conditions set forth in the Merger Agreement. The Company will be required to pay a termination fee in connection with such termination of the Merger Agreement.

For additional information, see the section of this information statement entitled “The Merger Agreement—Solicitation of Other Offers and Recommendation Change,” “The Merger Agreement—Termination of the Merger Agreement” and “The Merger Agreement—Company Termination Fee.”

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Q:	Am I entitled to exercise appraisal rights in connection with the Merger?

A:

Yes. If you are a holder of record or beneficial owner of Company Common Stock, you are entitled to appraisal rights under Section 262 of the DGCL in connection with the Merger, provided that you meet the requirements and follow the procedures prescribed by Section 262 of the DGCL.

Under Section 262 of the DGCL, if the Merger is completed, holders of record and beneficial owners of Company Common Stock who (i) did not consent to the adoption of the Merger Agreement pursuant to Section 228 of the DGCL, (ii) properly demand appraisal of their shares, and do not properly withdraw their demand or otherwise lose their rights to appraisal, (iii) continuously hold or beneficially own their shares of Company Common Stock through the effective date of the Merger, and (iv) comply with all other requirements under Section 262 of the DGCL, will be entitled to have their shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be fair value, as determined by the Delaware Court of Chancery. However, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of shares of a class or series of stock that, immediately prior to the closing of the applicable merger, were listed on a national securities exchange unless (A) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the class or series eligible for appraisal; or (B) the value of the merger consideration in respect of such total number of shares exceeds $1,000,000. Given that the shares of Company Common Stock are listed on Nasdaq (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Company Common Stock who are otherwise entitled to appraisal rights unless one of these thresholds is satisfied.

If you wish to exercise your appraisal rights, you must follow the procedures set forth in Section 262 of the DGCL, which are summarized in the section entitled “Appraisal Rights of this information statement. A copy of Section 262 of the DGCL can be accessed without subscription or cost at the following URL, and is incorporated herein by reference: https://www.delcode.delaware.gov/title8/c001/sc09/index.html#262.

Due to the complexity of the appraisal process and the procedures to be followed to properly demand and perfect appraisal rights, if you are considering exercising your appraisal rights, we encourage you to seek the advice of your own legal counsel. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the loss of your appraisal rights.

For additional information, see the section of this information statement entitled “Appraisal Rights.”

Q:	Will I owe taxes as a result of the Merger?

A:

U.S. Holders. The receipt of cash by a U.S. Holder (as defined in the section of this information statement entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for shares of Company Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for Company Common Stock pursuant to the Merger will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Company Common Stock surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares of Company Common Stock. Any gain or loss will generally be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. Long-term capital gains of certain non-corporate holders, including individuals, currently are subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S.

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Holder acquired different blocks of Company Common Stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Company Common Stock.

Non-U.S. Holders. Subject to the discussion below regarding backup withholding, a Non-U.S. Holder (as defined in the section of this information statement entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger”) that receives cash for shares of Company Common Stock pursuant to the Merger generally will not be subject to U.S. federal income tax on any gain realized on the disposition, unless (i) such holder is an individual who is present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Holder (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable) or (iii) the Company Common Stock constitutes a U.S. real property interest by reason of the Company’s status as a U.S. real property holding corporation for U.S. federal income tax purposes. Even if the Company were a U.S. real property holding corporation, gain arising from the sale or other taxable disposition of the Company Common Stock by a Non-U.S. Holder would not be subject to U.S. federal income tax if the Company Common Stock is “regularly traded” as defined by applicable Treasury Regulations, on an established securities market, and such Non-U.S. Holder owned, actually and constructively, 5% or less of the Company Common Stock throughout the shorter of the five-year period ending on the date of the Merger or the Non-U.S. Holder’s holding period. The Company believes it has not been a “United States real property holding corporation” for United States federal income tax purposes at any time during the five-year period preceding the Merger.

If you are a Non-U.S. Holder who is an individual and has been present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are satisfied, you will be subject to tax at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty) on any gain realized, which generally may be offset by certain United States source capital losses, provided you have timely filed U.S. federal income tax returns with respect to such losses.

If you are a Non-U.S. Holder and your gain is effectively connected with a United States trade or business (and, if required by an applicable income tax treaty, you maintain a permanent establishment in the United States to which such gain is attributable), you will be subject to United States federal income tax on any gain realized on a net basis in the same manner as U.S. Holders. Non-U.S. Holders that are corporations may also be subject to a branch profits tax on their effectively connected income at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty), subject to adjustments.

For additional information, see the section of this information statement entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger.”

Q:	What is “householding”?

A:

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of this information statement and any other applicable disclosure documents to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate information statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this information statement by contacting Mediant Communications at www.investorelections.com/MCW or by phone at 866-648-8311.

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For further information, see the section of this information statement entitled “Householding.”

Q:	Where can I find more information about the Company, the LGP Filing Persons, the Buyer Parties and the Merger?

A:

Copies of any reports, statements or other information that we file with the SEC are available at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company on our website at www.mistercarwash.com under Investor Relations. The information provided on our website is not part of this information statement and therefore is not incorporated by reference herein.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Mister Car Wash, Inc.

Attention: Investor Relations

222 E. 5th Street

Tucson, Arizona 85705

Phone: (520) 615-4000

Email: IR@mistercarwash.com

For further information, see the section of this information statement entitled “Where You Can Find More Information.”

Q:	Who can help answer my other questions?

A:

If you have more questions about the Merger, please contact our Investor Relations Department at IR@mistercarwash.com. If your broker holds your Company Common Stock, you should call your broker for additional information.

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The Parties Involved in the Merger

The Company

Mister Car Wash, Inc.

222 E. 5th Street

Tucson, Arizona 85705

Phone: (520) 615-4000

Founded in 1996, Mister Car Wash, Inc. is the largest national car wash brand, with 548 locations in 21 states, as of December 31, 2025. Primarily offering express exterior cleaning services, we provide the highest quality car wash, ensuring our customers a quick and convenient experience, which we call the “Mister Experience.” Through our advanced technology and dedication to exceptional customer experiences, we deliver a clean, dry and shiny car every time. In addition, with approximately 2.3 million members, we offer North America’s largest monthly car wash subscription program, Unlimited Wash Club®, as a flexible, quick and convenient option for customers to keep their cars clean. To learn more, see the section of this information statement captioned “Where You Can Find More Information.”

Company Common Stock is traded on Nasdaq under the symbol “MCW.”

Borrower

Mister Car Wash Holdings, Inc.

222 E. 5th Street

Tucson, Arizona 85705

Phone: (520) 615-4000

Borrower is a Delaware corporation and a wholly owned subsidiary of the Company. Borrower is party to the Merger Agreement for purposes of the Borrower Provisions (as defined in the Merger Agreement), which generally obligate Borrower, in addition to Parent and the Surviving Corporation, to cause the Payment Agent to pay the Per Share Price to the Company Stockholders in accordance with the terms and conditions of the Merger Agreement.

Buyer Parties

Parent

Parent was formed on February 11, 2026, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and to hold shares of the Surviving Corporation following the consummation of the Merger. Parent has not engaged in any other business activities or incurred any liabilities or obligations, other than those in connection with its formation or the transactions contemplated by the Merger Agreement and arranging of financing in connection with the Merger. Parent is indirectly controlled by private investment funds aﬃliated with LGP. Parent’s principal executive oﬃce is located at 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and its phone number is (310) 954-0444.

Merger Sub

Merger Sub is a newly formed Delaware corporation and a wholly owned subsidiary of Parent. Merger Sub was formed on February 11, 2026, solely for the purpose of engaging in the Merger. Merger Sub has not engaged in any business activities or incurred any liabilities or obligations, other than those in connection with its formation or the transactions contemplated by the Merger Agreement. Upon consummation of the Merger, Merger Sub will cease to exist. Merger Sub’s principal executive oﬃce is located at 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and its phone number is (310) 954-0444.

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Special Factors

Effects of the Merger on the Company

If the conditions to the Closing are satisfied or waived (where permissible pursuant to applicable law) and the Merger is consummated, Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub will cease and the Company will continue as the Surviving Corporation. As a result of the Merger, the Company will become a wholly owned subsidiary of Parent, the Company Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act, and the Company will no longer file periodic or other reports with the SEC. If the Merger is consummated, you will not own any shares of the capital stock of the Surviving Corporation. For more information on the effects of the Merger on your shares of Company Common Stock, please see the section of this information statement entitled “The Merger Agreement—Merger Consideration.”

Following the Merger, all of the equity interests in the Surviving Corporation will be owned by Parent. If the Merger is completed, Parent (and the Principal Stockholders and the Management Rollover Participants, if any, indirectly through their direct or indirect equity interests in Parent) will be the sole beneficiaries of the Surviving Corporation’s future earnings and growth, if any, and will be entitled to vote on corporate matters affecting the Surviving Corporation following the Merger. Similarly, Parent (and the Principal Stockholders and the Management Rollover Participants, if any, indirectly) will also bear the risks of ongoing operations, including the risks of any decrease in the Surviving Corporation’s value after the Merger. In connection with the Merger, certain members of the Company’s management will receive benefits and be subject to obligations that are different from, or in addition to, the benefits and obligations of the Company Stockholders generally, as described in more detail in the section of this information statement entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger.”

Any record holder of Company Common Stock or beneficial owner of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person who has neither voted in favor of the Merger nor consented thereto in writing and who is entitled to demand and has properly and validly exercised and not validly withdrawn or otherwise lost his, her or its statutory rights of appraisal in respect of his, her or its Company Common Stock will be entitled to receive payment of the appraised value of such Company Common Stock in accordance with the provisions of Section 262 of the DGCL. However, given that the shares of Company Common Stock are listed on Nasdaq (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders or beneficial owners of shares of Company Common Stock who are otherwise entitled to appraisal rights unless either (i) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the Company Common Stock or (ii) the Per Share Price in respect of such total number of shares exceeds $1,000,000. For more information, please see the section of this information statement entitled “Appraisal Rights.”

At the Effective Time:

•	the directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time;

•	the officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Effective Time;

•	the certificate of incorporation of the Company will be amended and restated in its entirety to read as set forth in the form attached as Exhibit A to the Merger Agreement; and

•

the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, will become the bylaws of the Surviving Corporation, except that (i) all references to Merger Sub’s name will be automatically amended and will become references to the Surviving Corporation’s name and (ii) Article IX of the amended and restated bylaws of the Company will be replicated therein.

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For further information, see the section of this information statement entitled “The Merger Agreement—Directors and Officers; Certificate of Incorporation; Bylaws.”

Treatment of Company Equity Awards

At the Effective Time, each award of Company RSUs outstanding immediately prior to the Effective Time will fully vest, be cancelled, and convert into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the Per Share Price multiplied by (ii) the number of shares of Company Common Stock subject to such award of Company RSUs (the “Company RSU Consideration”).

At the Effective Time, each Company Option, whether vested or unvested, that is outstanding immediately prior to the Effective Time will fully vest, be cancelled, and convert into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the excess, if any, of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Company Option multiplied by (ii) the number of shares of Company Common Stock subject to such Company Option (the “Company Option Consideration” and together with the Company RSU Consideration, the “Equity Award Consideration”). Any Company Option with an exercise price equal to or greater than the Per Share Price will be cancelled for no consideration.

Parent will cause the Surviving Corporation or its Subsidiaries, as applicable, to pay the aggregate consideration owed to all holders of Company RSUs and Company Options, less such amounts as are required to be withheld or deducted under the Code or any other applicable provision of state, local or foreign Tax Law with respect to such payment, no later than the first regularly scheduled payroll date that is at least three Business Days following the Closing Date, provided that any payment in respect of any Company RSU that, immediately prior to such cancellation, constitutes “nonqualified deferred compensation” subject to Section 409A of the Code shall be made in compliance with Section 409A of the Code, including on the applicable original settlement date for such Company RSU if required in order to comply with Section 409A of the Code.

Treatment of Company ESPP

Through the end of the Final Offering Period(s), the Company ESPP will be administered in the ordinary course. However, if the Effective Time occurs during one or more of the Final Offering Periods, (i) the final exercise date(s) under the Company ESPP will be no later than the date that is five days prior to the Effective Time as determined by the Company in its sole discretion (the “Final Exercise Date”), (ii) each Company ESPP participant’s accumulated contributions under the Company ESPP will be used to purchase whole shares of Company Common Stock in accordance with the terms of the Company ESPP as of the Final Exercise Date, and (iii) the Company will return to each participant the funds, if any, that remain in such participant’s account after such purchase. Shares purchased under the ESPP pursuant to the foregoing will be treated the same as all other shares of Company Common Stock in the Merger.

Effects on the Company if the Merger is Not Completed

If the Merger is not completed for any reason, the Company Stockholders will not be entitled to, nor will they receive, any payment for their shares of Company Common Stock in connection with the Merger. Instead, (i) the Company will remain a public company, (ii) the Company Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and (iii) the Company will continue to file periodic reports with the SEC. In addition, if the Merger is not completed, the Company expects that (i) our management will continue to operate the business as it is currently being operated, (ii) the Company Board will continue to evaluate and review, among other things, the Company’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate, and (iii) the Company Stockholders (including the Principal Stockholders) will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which the Company operates and adverse economic conditions.

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Furthermore, if the Merger is not completed, and depending on the circumstances that cause the Merger not to be completed, the Company’s business, prospects or results of operation may be adversely impacted and the price of Company Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of Company Common Stock would return to the price at which the Company Common Stock trades as of the date of this information statement. Accordingly, there can be no assurance as to the effect of the Merger not being completed on the future value of your shares of Company Common Stock. In addition, in specified circumstances in which the Merger Agreement is terminated, the Company will be required to pay Parent a termination fee of $31,250,000 as more fully described in the sections of this information statement entitled “The Merger Agreement—Termination of the Merger Agreement” and “The Merger Agreement—Company Termination Fee.”

Effects of the Merger for the LGP Filing Persons

If the Merger is completed, all of the equity interests in the Company will be beneficially owned, indirectly through Parent, by the LGP Filing Persons, except for equity interests in the Company beneficially owned, indirectly through Parent, by the Management Rollover Participants.

The benefits of the Merger to the LGP Filing Persons include the fact that, following the completion of the Merger, Parent will directly own 100% of the outstanding equity interests of the Surviving Corporation and will therefore have a corresponding 100% interest in the Surviving Corporation’s net book value and net earnings. The table below sets forth the estimated beneficial ownership of Company Common Stock and resulting interests in the Company’s net book value and net earnings of the LGP Filing Persons prior to and immediately after the Merger, based on the Company’s net book value at December 31, 2025 and net earnings for the fiscal year ended December 31, 2025, as if the Merger were completed on such date.

	Beneficial Ownership of the Company Prior to the Merger(1)			Beneficial Ownership of the Company After the Merger(1)
	% Ownership	Net Book Value at December 31, 2025(2)	Net Income for the Fiscal Year Ended December 31, 2025(3)	% Ownership(4)	Net Book Value at December 31, 2025(2)	Net Income for the Fiscal Year Ended December 31, 2025(3)
LGP Filing Persons	66.78%	$756,577,775	$68,830,426	100%	$1,133,013,000	$103,077,000

(1)	Based on 328,282,533 shares of Company Common Stock outstanding as of December 31, 2025.
(2)	Based on total equity of $1,133,013,000 as of December 31, 2025.
(3)	Based on net income of $103,077,000 for the fiscal year ended December 31, 2025.
(4)

The beneficial ownership of the Company by the LGP Filing Persons following completion of the Merger will be reduced by any Management Rollover Participants’ beneficial ownership of direct or indirect equity interests of Parent in connection with the Management Rollover.

In addition, the LGP Filing Persons will benefit from the savings associated with the Company no longer being required to file reports under or otherwise having to comply with provisions of the Exchange Act. Detriments of the Merger to the LGP Filing Persons include the lack of liquidity for Company Common Stock following the Merger and the risk that the Company will decrease in value following the Merger.

Benefits of the Merger for the Unaffiliated Company Stockholders

The primary benefit of the Merger to the Unaffiliated Company Stockholders (including the “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act) is their right to receive the Per Share Price for each share of Company Common Stock held by such Company Stockholders as described above, which represents a premium of approximately (i) 49.6% relative to the 52-week low closing price (such 52-week low occurring on October 13, 2025) of the Company Common Stock for the period ending on February 13, 2026, the last reasonably practicable closing date for inclusion in each of Centerview’s and BofA Securities’s respective

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presentations to the Special Committee on February 17, 2026; (ii) 46.1% relative to the closing price of the Company Common Stock on October 17, 2025, the last trading day prior to The Deal publishing an article reporting that the Company was holding conversations with its advisors about a potential review of its strategic options; (iii) 34.2% and 26.5% relative to the 30- and 60-day, respectively, volume-weighted average prices of the Company Common Stock as of October 17, 2025; (iv) 17.3% relative to the closing price of the Company Common Stock on February 17, 2026; and (v) 19.6%, 24.1%, and 29% relative to the 30-, 60-, and 90-day, respectively, volume-weighted average prices of the Company Common Stock as of February 13, 2026. Additionally, such Company Stockholders will avoid the risk after the Merger of any possible decrease in the Company’s future earnings, growth or value.

Detriments of the Merger to the Unaffiliated Company Stockholders

The primary detriment of the Merger to the Unaffiliated Company Stockholders (including the “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act) is the lack of an interest of such Company Stockholders in the potential future earnings, growth or value realized by the Company after the Merger, including as a result of any possible sale of the Company or its assets to a third party in the future. Additionally, the receipt of cash in exchange for shares of Company Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes (as described under the section of this information statement entitled “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger”).

Plans for the Company after the Merger

Following completion of the Merger, Merger Sub will have been merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. Shares of the Company Common Stock are currently listed on Nasdaq and registered under the Exchange Act. Following completion of the Merger, there will be no further market for the shares of Company Common Stock and, as promptly as practicable following the Eﬀective Time and in compliance with applicable Law, the Company Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act.

At the Effective Time:

•	the directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time;

•	the officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Effective Time;

•	the certificate of incorporation of the Company will be amended and restated in its entirety to read as set forth in the form attached as an exhibit to the Merger Agreement; and

•

the bylaws of Merger Sub will become the bylaws of the Surviving Corporation, except that (i) all references to Merger Sub’s name will be automatically amended and will become references to the Surviving Corporation’s name and (ii) Article IX of the amended and restated bylaws of the Company will be replicated therein.

The LGP Filing Persons currently anticipate that the Company’s operations initially will be conducted following completion of the Merger substantially as they are currently being conducted (except that the Company will cease to be a public company and will instead be a wholly owned subsidiary of Parent). Further, following completion of the Merger, the LGP Filing Persons will continue to assess what additional changes, if any, would be desirable following the Merger.

Prior to the Effective Time, the LGP Filing Persons may explore a range of transactions directly or indirectly involving the Company or any of its subsidiaries that could be effectuated after the Effective Time, including

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dispositions or acquisitions of material assets, alliances, joint ventures, co-investments and other forms of cooperation with third parties or other extraordinary transactions, in each case, if the LGP Filing Persons believe that such transactions or other activities are desirable, would provide the LGP Filing Persons with additional liquidity, or would enhance the long-term corporate goal of optimizing value after the Effective Time. In particular, the LGP Filing Persons intend to engage in discussions that could lead to the direct or indirect disposition of a portion of their equity interests in the Company to one or more co-investors or other third parties after the Effective Time.

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement and certain events that followed. The following chronology does not purport to catalogue every conversation or correspondence by or among members of the Company Board, Special Committee, Company’s management, Company’s and Special Committee’s advisors and representatives, or other parties and their respective affiliates, advisors or representatives.

Since the Company Common Stock was listed on the NYSE in June 2021 (and subsequently transferred to Nasdaq in January 2025), the Company Board and members of the Company’s management, with the assistance of their advisors, have regularly reviewed the Company’s business and operations, competitive position, performance, and prospects, the competitive landscape in which the Company operates, industry and stock market dynamics, and the Company’s long-term goals and strategic direction. These reviews have included, among other matters, potential opportunities for, and discussions with other companies from time to time regarding, acquisitions, business combinations, and other strategic alternatives for the Company, including the continued execution of the Company’s strategy as a standalone public company.

In February 2025, the Company Board, members of the Company’s management, and representatives of LGP met in Tucson, Arizona to discuss, among other matters, potential strategic alternatives for the Company.

Later that month, members of the Company Board (including Mr. John Lai, the Chief Executive Officer of the Company), representatives of LGP, and Mr. Jedidiah Gold, the Chief Financial Officer of the Company, met with representatives of several prospective financial advisors to discuss strategic opportunities and alternatives that could be available to the Company and such financial advisors’ experience and qualifications.

On February 27, 2025, the Company Board met, with members of the Company’s management and representatives of each of LGP and Latham & Watkins LLP (“Latham”), legal advisor to the Company, in attendance. During the meeting, the Company Board discussed the meetings held earlier that month with certain prospective financial advisors and the potential process for exploring strategic alternatives (“Strategic Alternatives Process”). The Company Board noted that BofA Securities and another financial advisory firm (“Financial Advisory Firm A”) were both internationally recognized investment banking firms with substantial experience serving as financial advisors to public companies and were particularly familiar with the Company’s business and the sectors in which the Company operates. A representative of Latham then provided an overview of the Company Board’s fiduciary duties under Delaware law and addressed questions regarding certain legal and procedural considerations for directors at the outset of a strategic alternatives process, including with respect to any potential conflicts of interest. During this discussion, a representative of LGP confirmed LGP’s expectation and desire at that time that the Principal Stockholders would be treated the same as any other public stockholder in any potential transaction and not receive any differential consideration, such that LGP believed its interests were aligned with other stockholders. A discussion ensued, following which the Company Board unanimously determined to: (i) advance the Strategic Alternatives Process on the terms discussed at the meeting; (ii) authorize BofA Securities and Financial Advisory Firm A to begin preparations accordingly; and (iii) authorize the Company’s management and Latham to begin to negotiate engagement letters with BofA Securities and Financial Advisory Firm A.

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Following this meeting, members of the Company’s management and representatives of LGP met periodically with BofA Securities and Financial Advisory Firm A to prepare for the Strategic Alternatives Process and determine potential interested counterparties.

On April 2, 2025, the Company Board met, with members of the Company’s management and representatives of each of LGP, BofA Securities, Financial Advisory Firm A, and Latham in attendance. During the meeting, the Company Board and other attendees at the meeting discussed the potential strategic alternatives available to the Company, including a sale of the Company, a potential timeline and process of a sale of the Company, and potentially interested counterparties.

Following this meeting, debt and equity capital markets in the United States and globally experienced significant volatility, and the Company Board, in consultation with the Company’s management, BofA Securities, and Financial Advisory Firm A, determined to delay its original timeline for pursuing the Strategic Alternatives Process.

From June 2025 through early August 2025, at the Company Board’s direction, representatives of BofA Securities and Financial Advisory Firm A contacted 14 financial sponsors, including Party A and Party B, and three strategic parties, including Party C, who the Company’s management, BofA Securities and Financial Advisory Firm A had determined were most likely to have the interest, motivation and resources to acquire the Company. During this period, the Company entered into confidentiality and non-disclosure agreements with 11 of these potential acquirors, including Party A and Party B, each of which contained a standstill provision that terminated automatically upon the announcement of the Merger Agreement. Representatives of the Company’s management and the financial advisory firms held initial discussions with each of the parties who signed such confidentiality and non-disclosure agreements to better understand their interest in and knowledge of the Company’s industry and the Company. Five of the other six parties with which the Company engaged with during this period declined to participate in the Strategic Alternatives Process.

On August 6, 2025, a fourth strategic party, Party D, contacted BofA Securities expressing an interest in a potential acquisition of the Company. Party D informed BofA Securities that it would require outside equity financing for any transaction. Representatives of BofA Securities informed Party D that Party D would need to demonstrate sufficient financial capacity to engage in a transaction to be considered as a potential acquiror. A confidentiality and non-disclosure agreement was not sent to Party D at this time, as Party D did not demonstrate such financial capacity.

During the same period of June 2025 through early August 2025, at the Company Board’s direction, the Company’s management, with assistance from representatives of LGP, BofA Securities, and Financial Advisory Firm A, prepared certain unaudited prospective financial information for the Company for fiscal year 2025 through fiscal year 2030 in order to assist the due diligence efforts of potential acquirors (the “August 2025 Acquiror Projections”). For more information about the August 2025 Acquiror Projections, see the section of this information statement captioned “Special Factors—Certain Unaudited Financial Projections.”

On August 10, 2025, the Company Board met, with members of the Company’s management and representatives of each of LGP, BofA Securities, Financial Advisory Firm A, and Latham in attendance. During the meeting, the Company Board and other attendees at the meeting discussed the state of the debt and equity capital markets since the Company Board’s last meeting, the outreach and interactions with potential bidders to date, and potential next steps and timeline for the Strategic Alternatives Process if the Company Board were to determine to advance the Strategic Alternatives Process. A representative of Latham then discussed the Company Board’s fiduciary duties under Delaware law and the legal and procedural considerations for directors during a strategic alternatives process. The Company Board and the Company’s management also discussed the August 2025 Acquiror Projections, which had been provided to the Company Board in advance of the meeting, including the assumptions underlying them, which the Company Board believed to be at the higher end of what can be

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achieved. Following this discussion, the Company Board unanimously resolved to approve the August 2025 Acquiror Projections and authorized the Company’s management and the legal advisors and financial advisory firms to: (i) provide potential bidders with such financial information and (ii) formally commence the Strategic Alternatives Process consistent with the guidelines provided at the meeting.

Between August 18, 2025 and August 20, 2025, BofA Securities, acting at the instruction of the Company and consistent with the guidelines provided at the August 10, 2025 Company Board meeting, sent a bid process letter to the 11 potential acquirors who had signed confidentiality and non-disclosure agreements and attended initial discussions with the Company (the “Round 1 Potential Acquirors”). The bid process letter requested that each Round 1 Potential Acquiror submit a written non-binding indication of interest for a potential acquisition of 100% of the outstanding stock of the Company by 5:00 p.m. on September 17, 2025. In addition, the bid process letter requested that potential acquirors provide, among other items: (i) a price per share that the potential acquiror would be willing to pay to acquire 100% of the fully-diluted shares of the Company; (ii) the material assumptions underlying the offer price; (iii) the expected sources of financing for the strategic transaction; (iv) the approvals required prior to such potential acquiror entering into definitive documentation with respect to a strategic transaction; (v) an outline of intended strategy for the Company, including with regard to its management and employees; and (vi) the conditions precedent to closing such strategic transaction.

Between sending the bid process letter and the bid deadline, the Company and the financial advisory firms: (i) provided each Round 1 Potential Acquiror with certain supplemental information to facilitate commercial and financial due diligence, including the August 2025 Acquiror Projections; (ii) responded to certain written due diligence questions from Round 1 Potential Acquirors; and (iii) held additional due diligence discussions with Round 1 Potential Acquirors and their representatives.

On August 25, 2025, the Company entered into a confidentiality and non-disclosure agreement with Party C, which contained a standstill provision that terminated automatically upon the announcement of the Merger Agreement. BofA Securities subsequently provided the bid process letter and supplemental information to Party C on August 27, 2025.

On September 8, 2025, representatives of BofA Securities contacted five additional financial sponsors to assess whether these financial sponsors would be interested in participating in the Strategic Alternatives Process, as a potential co-bidder. The Company entered into confidentiality and non-disclosure agreements with four of these financial sponsors, each of which contained a standstill provision that terminated automatically upon the announcement of the Merger Agreement, and subsequently provided these potential financial sponsors who had executed confidentiality and non-disclosure agreements with the supplemental information provided to the original Round 1 Potential Acquirors.

On September 11, 2025, a financial sponsor contacted BofA Securities expressing an interest in being included in the Strategic Alternatives Process as a potential acquiror. The Company subsequently entered into a confidentiality and non-disclosure agreement with this financial sponsor on September 17, 2025, which contained a standstill provision that terminated automatically upon the announcement of the Merger Agreement. This financial sponsor was provided with the supplemental information provided to the original Round 1 Potential Acquirors and was not asked to provide an indication of interest by the original Round 1 bid deadline of September 17 due to its recent entry into the process. In late September 2025, this financial sponsor determined not to submit a bid and withdrew from the Strategic Alternatives Process.

On September 17, 2025, three potential acquirors (Party A, Party B and Party C), submitted non-binding indications of interest to acquire all of the outstanding Company Common Stock. Party A and Party C each separately proposed a price per share of $6.50—$7.00, subject to a number of assumptions and further due diligence (the “Parties A and C First Round Proposals”). Party B proposed a price per share of $6.27, subject to a number of assumptions and further due diligence. On September 17, 2025, the closing price of the Company

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Common Stock was $5.45. Each of the other Round 1 Potential Acquirors had withdrawn from the Strategic Alternatives Process prior to such date. Other than the indications of interest described in this section of this information statement, none of the parties who had executed confidentiality and non-disclosure agreements made a formal offer or indication of interest to the Company during the Strategic Alternatives Process.

On September 21, 2025, the Company Board met, with members of the Company’s management and representatives of each of BofA Securities, Financial Advisory Firm A, and Latham in attendance. During the meeting, the Company Board and other attendees at the meeting discussed the three non-binding indications of interest the Company had received and potential next steps and timeline for the Strategic Alternatives Process. Representatives of BofA Securities also reviewed certain financial analyses regarding the Company at certain illustrative prices per share. Following this discussion, the Company Board instructed the Company’s management and the legal advisors and financial advisory firms to seek final bids from Party A and Party C, consistent with the guidelines provided at this meeting. The Company Board further determined that the price per share contained in Party B’s indication of interest was insufficient, and instructed BofA Securities and Financial Advisory Firm A to inform Party B that it was not being selected to advance to the final round of the Strategic Alternatives Process. BofA Securities subsequently informed Party B of the Company Board’s determination.

On September 27, 2025, the Company entered into a “clean team” agreement with Party C to facilitate Party C’s due diligence review of certain potentially sensitive information of the Company’s business.

On October 2, 2025, the Company and BofA Securities conducted in-person management meetings with representatives of Party A.

On October 3, 2025, each of Party A and Party C (and their respective advisors) was granted access to a virtual data room containing confidential information of the Company (the “Data Room”). Certain information was provided to Party C through a “clean team” portion of the Data Room. Following this date until the respective dates when Party A and Party C were no longer active participants in the Strategic Alternatives Process, each of Party A and Party C (and their respective advisors) continued to conduct their due diligence review of the Company, which included certain diligence sessions with the Company and its advisors.

On October 16, 2025, BofA Securities sent a bid process letter to each of Party A and Party C requesting that each party submit a final definitive proposal to acquire 100% of the outstanding stock of the Company by 5:00 p.m. on November 19, 2025. In addition, the bid process letter requested that Party A and Party C provide, among other items: (i) a price per share that the potential acquiror would be willing to pay to acquire 100% of the fully-diluted shares of the Company; (ii) details of the potential acquiror’s financing plans, including a sources and uses of funds table and final forms of financing commitment letters; (iii) a confirmation that all internal approvals had been obtained and that the potential acquiror and its financing sources had completed their due diligence review of the Company; and (iv) a timeline upon which the potential acquiror expected to execute definitive documents and close the acquisition. The bid process letter further requested that Party A and Party C submit revised drafts of an auction form of the Merger Agreement, together with draft financing commitment papers, to Latham by 5:00 p.m. on November 12, 2025.

On October 17, 2025, the closing price of the Company Common Stock was $4.79. After the close of trading on Nasdaq on that date, The Deal published an article reporting that the Company was holding conversations with its advisors about a potential review of its strategic options. On October 20, 2025, the next trading day after October 17, 2025, the closing price of the Company Common Stock was $5.11.

On October 20, 2025, Party E contacted a representative of LGP to express interest in a potential transaction with the Company, which LGP reported to a representative of BofA Securities.

On October 22, 2025, the Company and BofA Securities conducted in-person management meetings with representatives of Party C.

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On October 25, 2025, an initial draft of the Merger Agreement was uploaded to the Data Room. Neither Party A nor Party C submitted revised drafts of the form of Merger Agreement or financing commitment papers to Latham or any other representative of the Company by the November 12, 2025 deadline specified in the bid process letter or at any other point in the process.

On November 5, 2025, a representative of Party E spoke with a representative of BofA Securities regarding that representative’s prior discussion with a representative of LGP on October 20, 2025.

On November 13, 2025, a representative of Party A contacted representatives of each of BofA Securities, the Company Board and LGP to preview that Party A’s second round diligence had revealed to Party A that the impact of competitive intensity across the car wash industry was more pronounced than Party A had previously understood and that Party A believed significant future investments would be required to protect and grow the Company’s business.

On November 14, 2025, the controlling entity of Party D contacted BofA Securities expressing renewed interest in Party D being included in the Strategic Alternatives Process. A confidentiality and non-disclosure agreement was sent to Party D on November 16, 2025; however, no such agreement was executed with Party D, and neither Party D nor its controlling entity submitted any indication of interest to BofA Securities or the Company.

On November 18, 2025, Party A’s external legal counsel contacted representatives of Latham to discuss certain alternative merger consideration and financing structures that Party A may be considering for a potential transaction with the Company.

On November 19, 2025, Party A submitted a revised, non-binding indication of interest (the “Party A Second Round Proposal”) to acquire all of the outstanding Company Common Stock for a price per share of $5.75—$6.00, representing a decrease from the range of $6.50—$7.00 reflected in the Party A First Round Proposal. Under the Party A Second Round Proposal, the Company Stockholders would have the option to receive all cash or a mix of cash and common equity (subject to a cap of 49% of the pro forma common equity) in the post-closing, private company. Such common equity would be junior to preferred equity to be issued by the post-closing private company to an affiliate of Party A as part of the purchase price financing (“Senior Preferred Stock”), and LGP would be required to roll over that portion of its Company Common Stock required to ensure that 49% of the Company Common Stock was exchanged for common stock of the post-closing private company (collectively, a “Backstopped Junior Equity Rollover Structure”). Party A further indicated that it had outstanding business, financial, accounting, tax, legal and other confirmatory due diligence requirements and believed it could secure financing and negotiate definitive documentation within approximately four weeks. On November 19, 2025, the closing price of the Company Common Stock was $5.06.

On November 20, 2025, Party C withdrew from the Strategic Alternatives Process by informing BofA Securities, through Party C’s financial advisor, that in light of Party C’s current operating plan and significant growth initiatives, Party C did not believe it had the execution capacity to acquire the Company at this time.

The Company Board held a regularly scheduled quarterly meeting on November 20, 2025, with members of the Company’s management and representatives of each of LGP, BofA Securities, and Latham in attendance for certain portions of the meeting. During the meeting, representatives of BofA Securities provided an overview of the second round of the Strategic Alternatives Process, described the status of each party invited to participate (including Party C’s withdrawal), and reviewed the Party A Second Round Proposal with the Company Board. Following such discussion, the Company Board directed BofA Securities to contact Party A to clarify certain elements of the Party A Second Round Proposal, including the proposed terms of the Senior Preferred Stock. After the representatives of BofA Securities left the meeting, the Company Board discussed the terms of the Party A Second Round Proposal and noted that Party A had reduced its purchase price and increased the complexity of, and risks associated with, its financing package, in each case, as compared to its previous

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proposal. The Recused Directors (i.e., Messrs. John Danhakl, Jonathan Seiffer, J. Kristofer Galashan and Jeffrey Suer), indicated they would need additional time to evaluate the Party A Second Round Proposal and the related Backstopped Junior Equity Rollover Structure.

On November 20, 2025, representatives of BofA Securities contacted representatives of Party A to clarify certain elements of the Party A Second Round Proposal, including the proposed terms of the Senior Preferred Stock.

Throughout the Strategic Alternatives Process, representatives of LGP had contemplated submitting a bid to acquire the outstanding Company Common Stock not already owned by the Principal Stockholders in the event that a viable third party bidder did not emerge during the Strategic Alternatives Process. On November 25, 2025, LGP, on behalf of Green Equity Investors VI, L.P. (a Principal Stockholder) (“GEI VI”), submitted a non-binding indication of interest to the Company Board to acquire all of the outstanding Company Common Stock not already owned by the Principal Stockholders for a purchase price of $6.25 per share in cash, subject to the receipt of financing commitments and negotiation of a satisfactory merger agreement (the “LGP Original Proposal”). LGP further indicated that it did not have any outstanding business, legal, or financial diligence requirements and believed it could secure financing and negotiate definitive documentation within 30 days. On November 25, 2025, the closing price of the Company Common Stock was $5.30.

On December 2, 2025, the members of the Company Board, other than the Recused Directors and Mr. Lai, met, with Ms. Michelle Krall, the Company’s general counsel, and representatives of Latham in attendance. During the meeting, the directors present discussed the LGP Original Proposal and various considerations related thereto, including the potential formation of a special committee of the Company Board. A representative of Latham then provided an overview of the Company Board’s fiduciary duties under Delaware law and addressed questions regarding certain legal considerations for the directors. The representatives of Latham then left the meeting and the directors present and Ms. Krall discussed the questionnaires regarding disinterestedness and independence (the “Independence Questionnaires”) that were circulated by Ms. Krall to the participating directors in advance of the meeting. Following such discussion, the directors present resolved to (i) establish the Special Committee and (ii) appoint Ms. Taylor and Messrs. Lively and Kirk to the Special Committee. The directors present determined, based upon the Independence Questionnaires and other information known to them, that each of Ms. Taylor and Messrs. Lively and Kirk: (a) was not party to the transactions contemplated by the LGP Original Proposal (such transactions, the “Proposed LGP Transactions”); (b) was not a member of the Company’s management; (c) did not have a “material interest” in the Proposed LGP Transactions or a “material relationship” with the Principal Stockholders or any other person that has a “material interest” in the Proposed LGP Transactions, as such terms are defined in Section 144 of the DGCL; (d) was a “disinterested director,” as defined in Section 144 of the DGCL, and independent for all purposes of Delaware law, including Section 144 of the DGCL, with respect to the Proposed LGP Transactions; (e) satisfied the applicable criteria for determining director independence from the Company and the Principal Stockholders under the rules (and interpretations thereof) promulgated by Nasdaq (treating the Principal Stockholders as if they were the Company for purposes of applying such criteria to determine independence from them); and (f) was fully informed of the material facts of the LGP Original Proposal, the Proposed LGP Transactions, and the Principal Stockholders’ interests in the Proposed LGP Transactions (the determinations made with respect to clauses (a) through (e), the “Independence Determinations”). Furthermore, the resolutions adopted by the directors present expressly delegated to the Special Committee the power and authority of the Company Board, to the fullest extent permitted by applicable law, to: (I) review and evaluate the Proposed LGP Transactions and any documents, agreements or other instruments to be entered into by the Company in connection with any Proposed LGP Transactions; (II) negotiate (or oversee the negotiation of) the terms and conditions of the Proposed LGP Transactions and any documents, agreements or other instruments to be entered into by the Company in connection with the Proposed LGP Transactions; (III) approve (and recommend for approval), subject to the limitations of the DGCL on the Special Committee’s power to approve the Proposed LGP Transactions, or reject, the Proposed LGP Transactions; (IV) oversee and supervise, and solicit the views and assistance of, the Company’s management and advisors with respect to the Strategic Alternatives Process and the Proposed LGP Transactions; (V) seek and solicit

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proposals from third parties with respect to the Strategic Alternatives Process (any such proposal, a “Potential Alternative Proposal”); (VI) review and evaluate any Potential Alternative Proposal and any documents, agreements or other instruments to be entered into by the Company in connection with any Potential Alternative Proposal; (VII) negotiate (or oversee the negotiation of) the terms and conditions of the transactions contemplated by any Potential Alternative Proposal (any such transaction, a “Potential Alternative Transaction”) and any documents, agreements or other instruments to be entered into by the Company in connection with any Potential Alternative Transaction; (VIII) recommend for approval to the Company Board, or reject, any Potential Alternative Transaction; and (IX) oversee and supervise, and solicit the views and assistance of, the Company’s management and advisors with respect to any Potential Alternative Proposal or Potential Alternative Transaction. In addition, the Company Board resolved that it would not approve the Proposed LGP Transactions, authorize the execution and delivery of definitive documentation providing for the Proposed LGP Transactions or recommend the Proposed LGP Transactions for approval by the Company’s stockholders without a prior favorable recommendation thereof by the Special Committee and authorized the Special Committee to retain legal counsel and other consultants and agents, including, without limitation, investment bankers and other advisors, as the Special Committee may, in its sole discretion, deem necessary or appropriate to advise and assist it in connection with fulfilling its duties as delegated by the Company Board.

On December 5, 2025, the Special Committee met, with Ms. Krall in attendance. During the meeting, the Special Committee interviewed two law firms as potential candidates to serve as legal counsel to the Special Committee, including Morris, Nichols, Arsht & Tunnell LLP (“Morris Nichols”). During the meeting, the representatives of Morris Nichols reported to the Special Committee that, for at least the last five years, Morris Nichols had not represented the Company, any of its directors, any of the officers listed on the Company’s website, LGP, or any entities Morris Nichols was able to identify as LGP subsidiaries. After such interviews, and based on the strength of its presentation, knowledge of Delaware law, prior experience representing special committees, and independence, the Special Committee determined to engage Morris Nichols as Delaware legal counsel.

During the period from December 5, 2025 through December 15, 2025, representatives of Morris Nichols performed diligence with respect to the Independence Determinations, and engaged in diligence calls with representatives of each of BofA Securities, Financial Advisory Firm A, and Latham. During the diligence call with representatives of BofA Securities, those representatives noted that, in light of the receipt of the LGP Original Proposal and resultant formation of the Special Committee, BofA Securities had not provided feedback to Party A on the Party A Second Round Proposal, but that it may be beneficial to engage in some communication with Party A regarding the Party A Second Round Proposal prior to the end of the year.

Beginning on December 8, 2025, after communicating with members of the Special Committee, representatives of Morris Nichols scheduled certain introductory calls with various parties and advisors to discuss the Special Committee process. Those calls occurred with a representative of LGP on December 10, 2025, representatives of Simpson Thacher & Bartlett LLP (“Simpson Thacher”), legal counsel to LGP, on December 12, 2025, and Mr. Lai on December 13, 2025. No substantive terms of the LGP Original Proposal were discussed on these calls. At various points from and after December 13, 2025 through February 17, 2026, representatives of Morris Nichols had calls with representatives of Simpson Thacher, Latham, and members of management to discuss process considerations relating to the Strategic Alternatives Process.

On December 15, 2025, the Special Committee met, with representatives of Morris Nichols in attendance. Representatives of Morris Nichols advised the Special Committee members regarding their fiduciary duties under Delaware law in overseeing the Strategic Alternatives Process, considerations regarding independence determinations under Delaware law, the results of Morris Nichols’ diligence of the Independence Determinations, and the scope of delegated authority contemplated by the resolutions adopted by the directors present at the December 2, 2025 meeting. During this discussion, representatives of Morris Nichols observed that the resolutions adopted by the directors present at the December 2, 2025 meeting did not address compensation for members of the Special Committee, and the Special Committee directed Morris Nichols to work with

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Company counsel such that a reasonable compensation arrangement be proposed. The Special Committee also designated Mr. Kirk as chairperson of the Special Committee. Also during this meeting, representatives of Morris Nichols discussed with the Special Committee, and the Special Committee approved for circulation, certain process guidelines designed to, among other things: (i) facilitate leveraging the insights of management while preserving the confidentiality of Special Committee deliberations; (ii) maintain the impartiality of the Strategic Alternatives Process; and (iii) provide guidance to management in balancing ordinary course business communications with the Recused Directors and coordination with the Special Committee and its advisors in the provision of information through the Strategic Alternatives Process (the “Process Guidelines”). In addition, during this meeting, representatives of Morris Nichols reported that, out of an abundance of caution, Morris Nichols searched its conflicts database for any representations of entities listed as current investments on LGP’s website, including entities that Morris Nichols did not initially identify as subsidiaries of LGP; that Morris Nichols has ongoing representations of four of those entities but does not have insight as to LGP’s ownership stake in them; that the total amounts earned from those matters going back five years (which amounts were disclosed to the Special Committee) are immaterial to Morris Nichols; and that no person working on the engagement for the Special Committee is working on those other matters. Following discussion, the Special Committee confirmed its determination to engage Morris Nichols as Delaware legal counsel and decided to continue to utilize Latham as Company counsel. In determining to continue to utilize Latham as Company counsel, the Special Committee acknowledged that Latham had historically, and at that time continued to, represent LGP in other matters, which representations the Special Committee assumed for this purpose were material to Latham. However, the Special Committee noted, among other things, that Latham has historic knowledge of both the Company and the Strategic Alternatives Process that would likely be beneficial to the Special Committee, and that Morris Nichols would be providing the Special Committee with independent advice. Mr. Lai and Ms. Krall then joined the meeting. Representatives of Morris Nichols reported on the introductory calls they had with representatives of each of BofA Securities and Financial Advisory Firm A. Following discussion, the Special Committee determined: (a) in light of BofA Securities’ knowledge of the process to date, including its interactions with Party A, to seek a fee proposal from BofA Securities to serve as a financial advisor to the Special Committee; (b) given certain disclosed relationships between BofA Securities and Financial Advisory Firm A, on the one hand, and each of LGP and Party A, on the other, to interview two potential financial advisors to serve as an additional financial advisor to the Special Committee; and (c) given, among other things, the Special Committee’s desire to engage an additional financial advisor, and that no engagement letter had been entered into with Financial Advisory Firm A and negotiations regarding the terms of engagement of Financial Advisory Firm A had not concluded, not to engage Financial Advisory Firm A. The Special Committee authorized and directed representatives of Morris Nichols to reach out to two financial advisors identified by Morris Nichols at this meeting, including Centerview, and assuming those potential financial advisors satisfactorily answered questions regarding their independence, arrange for interviews of them by the Special Committee. The participants discussed the likely timing of the Strategic Alternatives Process in light of this decision, including given that the Company had tentatively scheduled an earnings release for mid-February. The Special Committee determined that, to mitigate the possibility that uncertainty regarding the Company stock price following such release (regardless of the outcome of reporting earnings or forward-looking guidance) could jeopardize the execution of any deal negotiated by the Special Committee, it may be beneficial to announce such transaction prior to or in connection with such earnings release. The Special Committee directed representatives of Morris Nichols to preview with representatives of Simpson Thacher the Special Committee’s intentions regarding financial advisors, and resulting impact on timing of any discussions with LGP, which the representatives of Morris Nichols did later that day.

Between December 15, 2025, and December 22, 2025, representatives of Morris Nichols reached out to Centerview and one other financial advisor concerning the ability of either firm to serve as financial advisor to the Special Committee. To assist the Special Committee in evaluating Centerview, on December 16, 2025, Centerview provided a customary relationship disclosure, regarding its relationships with various relevant parties, which the Special Committee concluded would not affect Centerview’s ability to serve as the Special Committee’s financial advisor. For more information about such disclosure, see the section of this information

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statement captioned “Special Factors—Opinion of Financial Advisor to the Special Committee—Centerview.” Also during this period, Morris Nichols held initial background calls with each such potential financial advisor. During these calls, representatives of Morris Nichols described the status of discussions with Party A and requested that each potential financial advisor be prepared to discuss its views on how best to engage further with Party A with the Special Committee.

On December 16, 2025, the Process Guidelines were sent to certain members of the Company’s management.

On December 22, 2025, the Company Board met, with Ms. Krall and representatives of Latham and Morris Nichols in attendance. The Recused Directors recused themselves from the meeting. During the meeting, a representative of Morris Nichols advised the Company Board as to considerations regarding independence determinations under Delaware law and the results of Morris Nichols’ diligence of the Independence Determinations. Representatives of Latham then provided an overview of considerations under Nasdaq’s director independence requirements. The Company Board then discussed potential compensation for members of the Special Committee. Following such discussion, the Company Board resolved to: (i) ratify, approve and confirm the resolutions approved at the December 2, 2025 meeting and all actions previously taken by the Special Committee, the Company’s management and the Company’s and the Special Committee’s advisors relating to the matters contemplated by those resolutions; (ii) reconfirm the Independence Determinations; and (iii) approve compensation for each member of the Special Committee, consisting of a cash retainer of $25,000 for Mr. Kirk, as chairperson of the Special Committee, and $20,000 for each of Ms. Taylor and Mr. Lively, plus a cash fee of $1,000 for each Special Committee meeting attended.

Immediately following such meeting of the Company Board, the Special Committee met, with representatives of Morris Nichols in attendance. At this meeting, the Special Committee met separately with representatives of the two potential financial advisors contacted by Morris Nichols. Each such financial advisor made a presentation to the Special Committee regarding the financial advisor’s background, team members, industry experience, experience advising committees, and initial thoughts regarding communications with Party A. Following discussion, and in light of Centerview’s credentials, relevant industry and special committee experience, and independence, the Special Committee determined to engage Centerview, subject to negotiation of a satisfactory fee proposal. The Special Committee also confirmed its decision to engage BofA Securities, after taking into account a customary relationships disclosure from BofA Securities regarding its relationships with various relevant parties, similarly subject to negotiation of a satisfactory fee proposal that would encompass both its work to date for the Company and its work on a go-forward basis on behalf of the Special Committee. The Special Committee directed representatives of Morris Nichols, in consultation with Mr. Kirk, to negotiate fees with each of Centerview and BofA Securities within parameters discussed at this meeting. The Special Committee further directed representatives of Morris Nichols to, once such fee proposals were negotiated, work with representatives of each of Centerview and BofA Securities to provide a recommendation to the Special Committee on any communications with Party A. Fee negotiations with each of BofA Securities and Centerview were completed that evening. Thereafter, engagement letters documenting the engagement of each of BofA Securities and Centerview were negotiated and entered into on February 9, 2026, and February 12, 2026, respectively.

From December 22, 2025 through January 9, 2026, each of Centerview and BofA Securities engaged in financial due diligence on the Company, including through discussions with the management team regarding the August 2025 Acquiror Projections. During these discussions, it was observed that, because the August 2025 Acquiror Projections were intended to be shared with prospective acquirors as part of the Strategic Alternatives Process, they included for those prospective acquirors certain public company cost savings that management believed could potentially be achieved as a private company, as well as a maturity adjustment for certain greenfield units to aid potential acquirors in potentially gaining incremental credit for financing purposes. During this time frame, management worked to provide an updated set of projections to facilitate Centerview’s and BofA Securities’ respective financial analyses of the Company on a standalone basis, including to remove such private company assumption and maturity adjustment, and to update certain tax assumptions.

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On December 24, 2025, after consulting with the Special Committee, representatives of each of Centerview and BofA Securities had a call with representatives of LGP regarding the LGP Original Proposal and LGP’s intentions for next steps. During this call, the representatives of LGP conveyed: (i) that notwithstanding the LGP Original Proposal, LGP remained a willing seller at the right price and structure; (ii) LGP’s stated concerns with the Backstopped Junior Equity Rollover Structure reflected in the Party A Second Round Proposal; and (iii) LGP’s thoughts on financing for the LGP Original Proposal.

On December 29, 2025, the Process Guidelines were sent to all members of the Company Board other than the members of the Special Committee.

Also on December 29, 2025, the Special Committee met, with representatives of each of Morris Nichols, Centerview and BofA Securities in attendance. Representatives of each of Centerview and BofA Securities conveyed to the Special Committee their takeaways from their call with representatives of LGP on December 24, 2025. The Special Committee and other attendees at the meeting discussed a potential message to Party A, including that: (i) the Backstopped Junior Equity Rollover Structure reflected in the Party A Second Round Proposal was not attractive, but a structure where all stockholders have an opportunity to rollover their stock into a capital structure that did not include Senior Preferred Stock may be feasible; (ii) the price range reflected in the Party A Second Round Proposal is not sufficient, as LGP would not support a transaction at that range; (iii) the Special Committee has received a competing proposal that both is at a higher valuation than the Party A Second Round Proposal and does not include the structuring issues reflected in the Party A Second Round Proposal; and (iv) notwithstanding the receipt and higher value of the alternative proposal, the Special Committee believed a more attractive proposal from Party A was not out of reach and encouraged Party A to submit a revised proposal by January 9, 2026. Following discussion, the Special Committee directed the representatives of each of Centerview and BofA Securities to reach out to Party A with the messaging discussed at this meeting. The Special Committee also discussed the possibility of reengaging with any of the parties previously involved in the Strategic Alternatives Process. Given that Party C’s cited reasoning for not submitting a second-round bid was that it did not believe it had the execution capacity to acquire the Company, as well as the potential negative effects on the Company of sharing due diligence materials with a strategic acquiror unlikely to make a credible bid, the Special Committee determined not to re-solicit Party C’s interest at that time. However, the Special Committee directed representatives of each of Centerview and BofA Securities to contact Party B to determine its interest in potentially reengaging in the Strategic Alternatives Process. Also at this meeting, the Special Committee directed representatives of Morris Nichols to negotiate a confidentiality and non-disclosure agreement with representatives of Simpson Thacher on behalf of LGP (the “LGP NDA”) and to prepare with Latham an updated draft of the Merger Agreement reflecting LGP as the acquiror so that it would be available if the Special Committee determined to engage with LGP.

Later that day, representatives of Morris Nichols sent a draft of the LGP NDA to representatives of Simpson Thacher.

On December 30, 2025, representatives of each of Centerview and BofA Securities conveyed to representatives of Party A the message authorized by the Special Committee. The representatives of Party A stated they would consider the feedback and, in connection with such consideration, requested an update on the Company’s fourth quarter results.

On January 6, 2026, a representative of BofA Securities contacted a representative of Party B to determine Party B’s interest in potentially reengaging in the Strategic Alternatives Process.

On January 9, 2026, a representative of Party B contacted a representative of BofA Securities to state that Party B would not reengage in the Strategic Alternatives Process. The representative of Party B noted that Party B had refreshed its analysis and believed that the Company’s stock was fully valued at its then-current trading price such that it could not offer a premium to stockholders. On January 9, 2026, the closing price of the Company Common Stock was $6.13.

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Also on January 9, 2026, Party E contacted BofA Securities renewing its interest in being included in the Strategic Alternatives Process as a potential acquiror.

On January 9, 2026, the Special Committee met, with members of the Company’s management and representatives of each of Morris Nichols, Centerview, BofA Securities, and Latham in attendance. At the meeting, the Special Committee reviewed with members of management and the representatives of each of Centerview and BofA Securities certain updated unaudited prospective financial information for the Company for fiscal year 2025 through fiscal year 2030 (the “January 2026 Stand Alone Projections”), including certain changes contained therein as compared to the August 2025 Acquiror Projections. For more information about the January 2026 Stand Alone Projections, see the section of this information statement captioned “Special Factors—Certain Unaudited Financial Projections.” Among other things, the Special Committee considered the key assumptions in the January 2026 Stand Alone Projections, the opportunities reflected in the January 2026 Stand Alone Projections and risks to achieving them, and how the assumptions in the January 2026 Stand Alone Projections compared to Wall Street consensus estimates. At the request of the Special Committee, the members of management and representatives of Latham then left the meeting. The remaining participants observed that the August 2025 Acquiror Projections were prepared at a time when LGP was encouraging a sale of the Company and the Special Committee members expressed their belief that both the August 2025 Acquiror Projections and the January 2026 Stand Alone Projections were optimistic and reflected assumptions that are at the high end of what can be achieved. After further discussion, the Special Committee directed Centerview and BofA Securities to use the January 2026 Stand Alone Projections in their valuation analyses. The representatives of Centerview and BofA Securities updated the Special Committee on discussions with Party A and Party B, as well as the inbound contact received from Party E. Following discussion, the Special Committee directed Centerview and BofA Securities to provide a fourth-quarter 2025 update to Party A and engage with Party E further to assess its interest. The Special Committee then considered whether, in light of Party E’s outreach, to reach out to other potential transaction partners not contacted earlier in the Strategic Alternatives Process. After considering that the most likely transaction partners had already been contacted, and that the Strategic Alternatives Process was publicly reported in October 2025 so that any other potential transaction parties could reach out to the Company, as Party E did, if they had any interest, the Special Committee determined not to reach out to any other potential transaction parties at that time. Representatives of Morris Nichols then updated the Special Committee on negotiations with Simpson Thacher, on behalf of LGP, regarding the LGP NDA, including a request that discussions with Jefferies Group LLC (“Jefferies”) regarding debt financing be pre-approved. During this discussion, Mr. Kirk disclosed to the Special Committee that his wife was on the board of directors of Jefferies as of the date of the meeting, but that: (i) he has not discussed the LGP Original Proposal with her or Jefferies; (ii) she is not involved in individual financings in her capacity as a director; and (iii) her compensation would be unaffected by any such financing. Following discussion, the Special Committee authorized and directed representatives of Morris Nichols to arrange for execution of the LGP NDA, including preapproval of discussions with Jefferies thereunder. The representatives of Morris Nichols also updated the Special Committee on progress of an updated draft of the Merger Agreement. During this discussion, the representatives of Morris Nichols noted that the LGP Original Proposal did not include any reference to conditioning the Proposed LGP Transactions on receiving the approval of stockholders unaffiliated with LGP at a special meeting of the Company’s stockholders (a “Majority of the Minority Vote”). Following discussion, the Special Committee directed Morris Nichols to discuss LGP’s position with Simpson Thacher regarding the inclusion of a Majority of the Minority Vote as a condition to the consummation of the Proposed LGP Transactions.

Later that day, representatives of Morris Nichols and representatives of Simpson Thacher discussed the Majority of the Minority Vote, during which representatives of Simpson Thacher stated that they would discuss the issue with LGP.

On January 10, 2026, representatives of Simpson Thacher conveyed to representatives of Morris Nichols that LGP had a strong view against including a Majority of the Minority Vote.

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On January 12, 2026, BofA Securities provided Party A with a flash report prepared by the Company’s management regarding the Company’s fourth-quarter 2025 results.

Also on January 12, 2026, the LGP NDA was fully executed. During the period between January 12, 2026, and February 17, 2026, representatives of each of Morris Nichols, Latham, Simpson Thacher, LGP, Centerview, BofA Securities, and members of the Company’s management had various due diligence discussions.

Also on January 12, 2026, representatives of BofA Securities and representatives of Party E discussed Party E’s potential interest in submitting an indication of interest to acquire the Company. After that meeting, and in consultation with the Special Committee, representatives of BofA Securities sent a confidentiality and non-disclosure agreement to representatives of Party E.

On January 13, 2026, representatives of Party A informed representatives of Centerview and BofA Securities that Party A would not provide an updated indication of interest to acquire the Company. The representatives of Party A stated that the results of its diligence suggested certain potential risks to the Company achieving the projected financial results included in the August 2025 Acquiror Projections and that, in light of such risks, Party A required the Backstopped Junior Equity Rollover Structure simply to support the range of values reflected in the Party A Second Round Proposal. Also during this call, the representatives of Party A requested permission to communicate Party A’s withdrawal from the Strategic Alternatives Process to representatives of LGP, which representatives of Centerview and BofA Securities did not grant at that time.

On January 16, 2026, the Special Committee met, with representatives of each of Morris Nichols, Centerview, and BofA Securities in attendance. Representatives of each of Centerview and BofA Securities updated the Special Committee on recent discussions with Party A and Party E. The Special Committee directed representatives of each of Centerview and BofA Securities to reject Party A’s request for permission to communicate Party A’s withdrawal from the Strategic Alternatives Process to representatives of LGP. The Special Committee and others in attendance then discussed a potential message for a follow-on call with Party E, intended both to: (i) communicate the Special Committee’s receptiveness to an indication of interest from Party E and willingness to rapidly provide broad diligence (including meetings with the Company’s management team); and (ii) incentivize Party E to submit a fully-developed bid such that the Special Committee could consider both such a bid and any as-negotiated proposal with LGP in parallel, which message the Special Committee directed Centerview and BofA Securities to convey to Party E. Representatives of each of Centerview and BofA Securities then reviewed their respective preliminary financial analyses of the Company. Discussion ensued, during which the members of the Special Committee reiterated their belief that the January 2026 Stand Alone Projections, upon which each of Centerview’s and BofA Securities’s discounted cash flow analyses were based, reflect aspirational assumptions that, although potentially achievable, are at the high end of what can be achieved. The Special Committee and others present then discussed a potential message to attempt to cause LGP to provide an increased bid by, among other things: (a) noting that LGP itself expressed disappointment with the indications of interest received in the first round of the Strategic Alternatives Process (concluded in September 2025), which reached as high as $7.00 per share; (b) highlighting the recent increase in the trading price of the Company Common Stock; (c) noting that the Special Committee reviewed certain discounted cash flow analyses utilizing projections that are based on the same assumptions included in the August 2025 Acquiror Projections that LGP previously approved providing to bidders, and that showed values in excess of the LGP Original Proposal and above $8.00 per share; and (d) requesting that LGP submit an updated indication of interest with a higher value by the end of the following week, without providing a specific value (except for the aforementioned directional feedback). Following discussion, the Special Committee directed Centerview and BofA Securities to convey such message to representatives of LGP. Representatives of Morris Nichols then updated the Special Committee on its discussions with representatives of Simpson Thacher regarding a Majority of the Minority Vote and reviewed with the Special Committee certain terms of the updated draft of the Merger Agreement. Among other things, the representatives of Morris Nichols explained that the proposed updated Merger Agreement contemplates a period of 60 days post-signing during which the Special Committee may respond to certain

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inbound indications of interest, and provides that if the Special Committee determines during such period to pursue a proposal that treats all stockholders the same and involves either cash or publicly traded securities as consideration, LGP would not have any matching rights and would be required to support the proposal, subject only to the Company’s payment of a termination fee of 2.5% of the equity value of the minority stockholders’ interest at the deal price (“Minority Stockholder Value”). Representatives of Morris Nichols further explained that, because Simpson Thacher had conveyed the message that LGP was not receptive to a Majority of the Minority Vote but did not confirm that LGP had completely rejected the condition, the updated Merger Agreement reserves the point for continued deliberations by the Special Committee. Other items discussed included the treatment of outstanding Company equity awards and the rights and obligations of each party with respect to closing of the Merger. Following discussion, the Special Committee directed representatives of Morris Nichols to send the updated draft Merger Agreement and, when available, a draft of the Support Agreement, to Simpson Thacher, and to convey to representatives of Simpson Thacher that such agreements would both be sent in the interest of time, but that LGP should not make any inferences regarding price negotiations or what price may be acceptable to the Special Committee based on the fact that such documents are being delivered. The Special Committee also directed representatives of Morris Nichols to request that LGP clarify for the Special Committee whether it would be open to considering inclusion of a Majority of the Minority Vote.

Later on January 16, 2026, representatives of each of Centerview and BofA Securities informed Party A that the Special Committee would not grant permission for Party A to communicate Party A’s withdrawal from the Strategic Alternatives Process to representatives of LGP. During this call, the representatives of Party A indicated an interest in potentially providing equity financing to the lead acquiror in any potential acquisition of the Company.

On January 17, 2026, representatives of BofA Securities conveyed to representatives of Party E the message authorized by the Special Committee at its January 16, 2026 meeting.

Also on January 17, 2026, representatives of Morris Nichols conveyed to representatives of Simpson Thacher the message authorized by the Special Committee at its January 16, 2026 meeting. During this conversation, the representatives of Simpson Thacher conveyed that LGP would not be open to conditioning the consummation of the Proposed LGP Transactions on a Majority of the Minority Vote. Following this discussion, representatives of Morris Nichols sent to representatives of Simpson Thacher a draft of the Merger Agreement including, as discussed with the Special Committee, a reservation regarding the inclusion of a Majority of the Minority Vote. During the period between January 17, 2026, and February 17, 2026, representatives of each of Morris Nichols, Latham, Simpson Thacher, LGP, and members of management negotiated the Merger Agreement and related documents and disclosure letters, including through calls and videoconferences.

Also on January 17, 2026, representatives of each of Centerview and BofA Securities conveyed to representatives of LGP the message authorized by the Special Committee at its January 16, 2026 meeting. During this call, the representatives of LGP requested an update as to whether Party A remained a viable bidder. The representatives of LGP reiterated that LGP remained willing to sell at the right price and structure, which price may be a lower price than it would offer as a buyer. Accordingly, the representative of LGP stated that the potential existence of a viable bidder might cause LGP to submit a lower revised purchase price.

On January 20, 2026, the Special Committee met, with representatives of each of Morris Nichols, Centerview, and BofA Securities in attendance. The representatives of each of Centerview and BofA Securities updated the Special Committee on their calls with LGP, Party A, and Party E. The Special Committee discussed whether to inform LGP that Party A does not remain a viable potential acquiror in the Strategic Alternatives Process. Following discussion, and taking into account, among other things, LGP’s potential desire to be a seller at a lower price than it might be a buyer, the Special Committee directed Centerview and BofA Securities to inform representatives of LGP that, based on conversations with Party A, Party A would require the Backstopped Junior Equity Rollover Structure in any transaction, such that the Special Committee did not currently view Party A as

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representing a viable bidder. Discussion then turned to Party A’s potential interest in providing equity financing to the lead purchasers in any potential transaction. Taking into account, among other things, that the LGP Original Proposal contemplates equity financing in the form of a rollover of the shares of Company Common Stock held by the Principal Stockholders and obtaining debt financing for the remainder of the purchase price, that it is unlikely Party A would offer equity financing that would be more advantageous than the debt financing contemplated by the LGP Original Proposal, and that even if Party A could offer such financing, the introduction of an equity financing partner could introduce execution risk, the Special Committee directed Centerview and BofA Securities not to take any action in connection with Party A’s interest in providing equity financing.

Later on January 20, 2026, representatives of BofA Securities spoke with representatives of Party E. During this call, the representatives of Party E stated that Party E would not be submitting a proposal at that time, and instead intended to wait to see any publicly announced transaction before determining whether to do so. Although comments on the confidentiality and non-disclosure agreement were shared between representatives of Party E and representatives of BofA Securities and Morris Nichols prior to this time, no such agreement was ever executed.

On January 21, 2026, representatives of each of Centerview and BofA Securities conveyed to representatives of LGP the message authorized by the Special Committee at its January 20, 2026 meeting.

On January 22, 2026, LGP, on behalf of GEI VI, submitted a revised non-binding indication of interest to the Company Board to acquire all of the outstanding Company Common Stock not already owned by the Principal Stockholders for a purchase price of $6.75 per share, subject to the receipt of financing commitments and negotiation of a satisfactory merger agreement (the “LGP First Revised Proposal”). LGP further indicated that it did not have any outstanding business, legal or financial diligence requirements and believed it could secure financing and negotiate definitive documentation prior to February 18, 2026. On January 22, 2026, the closing price of the Company Common Stock was $6.00.

On January 23, 2026, representatives of Centerview provided the Special Committee with updated customary relationship disclosures. For more information about such disclosure, see the section of this information statement captioned “Special Factors—Opinion of Financial Advisor to the Special Committee—Centerview.”

On January 26, 2026, the Special Committee met, with representatives of each of Morris Nichols, Centerview, and BofA Securities in attendance. Representatives of each of Centerview and BofA Securities updated the Special Committee on discussions with LGP and Party E. The participants discussed the LGP First Revised Proposal, noting that it reflects an increase of $0.50 per share from the LGP Original Proposal, is at the middle of the range reflected in the Parties A and C First Round Proposals, is above the range reflected in the Party A Second Round Proposal, and was within the range of values reflected in each of Centerview’s and BofA Securities’s discounted cash flow analyses. The participants then considered potentially responding to the LGP First Revised Proposal with a request that LGP increase the price reflected in the LGP First Revised Proposal to either $7.50 or $7.60 per share (rather than asking LGP again to bid against itself). The representatives of each of Centerview and BofA Securities discussed how the proposals could be framed and noted that, given the $0.50 per share increase from the LGP Original Proposal to the LGP First Revised Proposal, such a response could be positioned as a more-than-reciprocal move by the Special Committee, given that the representatives of each of Centerview and BofA Securities previously informed LGP that the discounted cash flow analyses presented to the Special Committee showed values above $8.00 per share. The participants also observed that, given LGP’s involvement in encouraging the inclusion of the optimistic assumptions in the August 2025 Acquiror Projections, which were also reflected in the January 2026 Stand Alone Projections, and upon which each of Centerview’s and BofA Securities’s discounted cash flow analyses would ultimately be based (and thus LGP’s understanding of the optimistic nature of such assumptions), and that no proposal submitted during the Strategic Alternatives Process reflected a value above $7.00 per share, it was unlikely LGP would offer a value above that amount, and discussed whether the potential response would move LGP closer to such value. Following discussion, the

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Special Committee directed Centerview and BofA Securities to make a counterproposal to LGP of $7.50 per share (as the Special Committee determined that this number would be easier to convey and explain persuasively, and thus more likely to result in an increase in price). Representatives of each of Centerview and BofA Securities then left the meeting. The Special Committee discussed with representatives of Morris Nichols the updated relationship disclosure provided by representatives of Centerview on January 23, 2026. Following discussion, the Special Committee determined that such disclosure did not impact, and would not have impacted if disclosed earlier, its determination either that Centerview is independent or to engage Centerview.

On January 27, 2026, representatives of each of Centerview and BofA Securities conveyed to representatives of LGP the $7.50 per share counterproposal and other messaging authorized by the Special Committee at its January 26 meeting.

Also on January 27, 2026, Morris Nichols sent a draft of the Support Agreement to Simpson Thacher. During the period between January 27, 2026, and February 17, 2026, representatives of each of Morris Nichols, Latham, and Simpson Thacher negotiated the Support Agreement.

On January 29, 2026, LGP, on behalf of GEI VI, submitted a revised non-binding indication of interest to the Company Board to acquire all of the outstanding Company Common Stock not already owned by the Principal Stockholders for a purchase price of $6.90 per share, subject to the receipt of financing commitments and negotiation of a satisfactory merger agreement (the “LGP Second Revised Proposal”). LGP further indicated that it did not have any outstanding business, legal, or financial diligence requirements and believed it could secure financing and negotiate definitive documentation prior to February 18, 2026. On January 29, 2026, the closing price of the Company Common Stock was $5.44.

On January 30, 2026, the Special Committee met, with representatives of each of Morris Nichols, Centerview, and BofA Securities in attendance. The participants discussed the LGP Second Revised Proposal, noting that it reflected an increase of $0.65 per share from the LGP Original Proposal, an increase of $0.15 per share from the LGP First Revised Proposal, was above the middle of the range reflected in the Parties A and C First Round Proposals, was above the range reflected in the Party A Second Round Proposal, was within the range of values reflected in each of Centerview’s and BofA Securities’s draft discounted cash flow analyses, and was only $0.10 per share less than the $7.00 per share amount that the Special Committee believed that LGP likely would not exceed. The participants then discussed a potential response to the LGP Second Revised Proposal that would request that LGP increase the price reflected in the LGP Second Revised Proposal to $7.10 per share (which, it was noted, would make a $7.00 per share bid half-way between the LGP Second Revised Proposal and such counterproposal). Following discussion, the Special Committee directed Centerview and BofA Securities to deliver such response to LGP.

Also on January 30, 2026, representatives of Simpson Thacher sent a revised draft of the Merger Agreement to Morris Nichols. Among other things, this markup did not include a Majority of the Minority Vote, accepted the concept of a 60-day post-signing period during which the Special Committee may respond to certain inbound indications of interest, and indicated that LGP is willing to support a topping bid if it is all cash, subject to matching rights for LGP and a proposed termination fee payable by the Company in an amount equal to 3.5% of the value of the stock owned by all Company Stockholders at the deal price (“Total Equity Value”). Notes in the draft stated that, at the appropriate time, and in any event prior to signing of the Merger Agreement, LGP would like to engage in conversations with members of the management team about the potential for management to roll over equity in the transaction, and the treatment of unvested restricted stock units and in-the-money options (such discussions, “Management Discussions”). In addition, the draft indicated that LGP intended to utilize the “accordion” feature (“Accordion Financing”) under the Company’s Amended and Restated First Lien Credit Agreement (the “Company Credit Agreement”), allowing the Company to increase the debt available thereunder, to finance the LGP Second Revised Proposal and added certain representations to the draft Merger Agreement related to the availability of that accordion feature, and a condition that such representations be true and correct at closing in all but de minimis respects.

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Also on January 30, 2026, representatives of each of Centerview and BofA Securities conveyed to representatives of LGP the response authorized by the Special Committee at its January 30 meeting.

On January 31, 2026, representatives of LGP conveyed to representatives of each of Centerview and BofA Securities LGP’s intention to provide a “best and final” offer of $7.00 per share (the “LGP Third Revised Proposal”). On January 30, 2026, the last trading day prior to January 31, 2026, the closing price of the Company Common Stock was $5.55.

Later on January 31, 2026, the Special Committee met, with representatives of each of Morris Nichols, Centerview, and BofA Securities in attendance. Representatives of each of Centerview and BofA Securities relayed LGP’s intention to provide the LGP Third Revised Proposal. It was observed that the LGP Third Revised Proposal reflects an increase of $0.75 per share from the LGP Original Proposal, $0.25 per share from the LGP First Revised Proposal and $0.10 per share from the LGP Second Revised Proposal, reflects the top end of the top range of any proposal submitted during the Strategic Alternatives Process, is within the range of values reflected in each of Centerview’s and BofA Securities’s discounted cash flow analyses, and is at the per share amount that the Special Committee believed LGP likely would not exceed. Following discussion, the Special Committee directed Centerview and BofA Securities to inform LGP that the Special Committee is tentatively amenable to moving forward at a $7.00 per share price, subject to satisfactory negotiation of deal documents.

On February 1, 2026, LGP, on behalf of GEI VI, submitted a letter documenting the LGP Third Revised Proposal, which remained subject to the receipt of financing commitments and negotiation of a satisfactory merger agreement and continued to note that LGP did not have any outstanding business, legal or financial diligence requirements. On January 30, 2026, the last trading day prior to February 1, 2026, the closing price of the Company Common Stock was $5.55.

On February 2, 2026, the Special Committee met, with the other members of the Company Board (other than the Recused Directors), members of the Company’s management and representatives of each of Morris Nichols, Centerview, BofA Securities and Latham in attendance. Representatives of Morris Nichols provided an overview of the Special Committee’s process to date and outlined potential next steps, including the potential process for engaging in Management Discussions, if approved by the Special Committee. After the members of the Company Board who were not members of the Special Committee, the members of the Company’s management and the representatives of Latham left the meeting, the remaining participants discussed LGP’s request to engage in Management Discussions. Following discussion, the Special Committee determined not to authorize such discussions at this time, and directed representatives of Morris Nichols to discuss with representatives of Simpson Thacher the necessity of engaging in Management Discussions prior to executing definitive documents.

On February 3, 2026, representatives of Simpson Thacher sent a draft of the Guaranty to representatives of Morris Nichols. During the period between February 3, 2026, and February 17, 2026, representatives of Morris Nichols, Latham, and Simpson Thacher negotiated the Guaranty.

On February 4, 2026, a representative of BofA Securities spoke with a representative of LGP regarding LGP’s indicated intention to use the Accordion Financing. During this call, the representative of LGP stated that the availability of Accordion Financing simplifies LGP’s efforts to obtain financing and was factored into the $7.00 per share offer price reflected in the LGP Third Revised Proposal.

Also on February 4, 2026, representatives of Morris Nichols had a call with representatives of Simpson Thacher. During this call, the representatives of Simpson Thacher stated that, although LGP did not engage in Management Discussions prior to a tentative agreement on price being reached, engagement in Management Discussions prior to executing definitive documents was very important to, and a gating item for, LGP.

Later that day, the Special Committee met, with representatives of each of Morris Nichols, Centerview, BofA Securities, and Latham in attendance. Representatives of BofA Securities and Morris Nichols relayed the

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substance of their calls with representatives of each of LGP and Simpson Thacher, respectively, that occurred earlier that day, and a representative of Morris Nichols updated the Special Committee on the January 17, 2026 message received from representatives of Simpson Thacher regarding a Majority of the Minority Vote. The participants discussed the revised draft of the Merger Agreement received on January 30, 2026. With respect to the Majority of the Minority Vote, taking into account the messages received from Simpson Thacher on behalf of LGP, the likelihood that LGP would change its position on this point, other items in the markup of the Merger Agreement open for negotiation, and risks associated with a Majority of the Minority Vote (including the possibility of a new stockholder acquiring sufficient stock to prevent existing stockholders from providing such a Majority of the Minority Vote), the Special Committee determined not to further pursue inclusion of a Majority of the Minority Vote in the Merger Agreement. Turning to the post-signing marketing period, the Special Committee directed its advisors to delete the proposed matching right for all-cash topping bids and propose a termination fee payable by the Company in an amount equal to 3.5% of the Minority Stockholder Value. With respect to the proposed use of Accordion Financing and related representations and conditions to closing, and in light of LGP’s statement that the availability of Accordion Financing was factored into the $7.00 per share price included in the LGP Third Revised Proposal, the Special Committee determined to accept certain representations and conditions to closing related to such Accordion Financing, but directed the representatives of Morris Nichols and Latham to narrow the relevant provisions so as to limit the conditionality introduced by them as much as possible. After the representatives of Latham left the meeting, the remaining participants discussed LGP’s request to engage in Management Discussions. Given the message conveyed by Simpson Thacher to representatives of Morris Nichols earlier in the day, that a tentative agreement on price per share had been reached, and that the parties did not appear far apart on the material provisions in the Merger Agreement, the Special Committee determined to allow Management Discussions to occur, assuming representatives of Simpson Thacher addressed certain outstanding diligence questions regarding the use of Accordion Financing in a way that did not raise any material concerns regarding LGP’s financing plan, and subject to a representative of BofA Securities being present during any Management Discussions.

Later that day, and after informing the Special Committee that representatives of Simpson Thacher addressed the outstanding diligence questions regarding the use of Accordion Financing in a way that did not raise any material concerns, representatives of Morris Nichols informed representatives of Simpson Thacher that the Special Committee had approved the commencement of Management Discussions, subject to a representative of BofA Securities being included in all communications related thereto. Management Discussions occurred during the period from February 5, 2026, through February 17, 2026, with either a representative of BofA Securities or, to the extent such discussions involved solely legal counsel to LGP and legal counsel to management, a representative of Morris Nichols, present.

On February 5, 2026, representatives of Morris Nichols sent to representatives of Simpson Thacher a revised draft of the Merger Agreement reflecting the input provided by the Special Committee at its February 4, 2026 meeting.

During the period between February 8, 2026, and February 17, 2026, Jefferies, together with its legal counsel, Cahill Gordon & Reindel LLP, conducted a due diligence review of the Company, which included certain diligence sessions with members of the Company’s management and with representatives of Latham. A representative of Morris Nichols was present at such diligence sessions.

On February 10, 2026, a representative of Simpson Thacher sent to representatives of Morris Nichols a revised draft of the Merger Agreement. This draft provided that LGP would commit to provide a written consent approving any Specified Superior Proposal upon the Company’s termination of the Merger Agreement and execution of the definitive agreement providing for such Specified Superior Proposal, without any matching rights for LGP. LGP would remain entitled to payment from the Company of a termination fee of $62,500,000 (which the markup suggested was equal to 2.75% of Total Equity Value) in connection with such termination of the Merger Agreement.

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On February 12, 2026, a representative of Simpson Thacher sent to representatives of each of Morris Nichols and Latham a draft of the Original Debt Commitment Letter. During the period between February 12, 2026 and February 17, 2026, representatives of Simpson Thacher provided updates to representatives of Latham regarding negotiations of the Original Debt Commitment Letter.

On February 13, 2026, the Special Committee met, with representatives of each of Morris Nichols, Centerview, BofA Securities, and Latham in attendance. During the meeting, the attendees discussed the revised draft of the Merger Agreement received on February 10, 2026. Following such discussion, the Special Committee directed representatives of Morris Nichols to propose a termination fee of $31,250,000 payable by the Company, which would reflect 4.09% of the Minority Stockholder Value, 1.36% of the Total Equity Value, and 1% of the Total Equity Value plus net debt, and to continue to seek to reduce the scope of the representations and conditions to closing relating to the availability of the Accordion Financing.

Later that day, a representative of Morris Nichols sent to representatives of Simpson Thacher a revised draft of the Merger Agreement reflecting input provided by the Special Committee.

On February 15, 2026, a representative of Simpson Thacher sent to representatives of Morris Nichols and Latham a revised draft of the Merger Agreement. Among other things, the revised draft accepted the proposed termination fee of $31,250,000 payable by the Company. Thereafter and through February 17, 2026, representatives of Morris Nichols, Latham, Simpson Thacher, and LGP finalized the terms of the Merger Agreement and related documents and disclosure letters.

On February 16, 2026, representatives of Centerview provided the Special Committee with updated customary relationship disclosures, which noted that there were no updates to the information previously provided on December 16, 2025 and January 23, 2026.

On the evening of February 17, 2026, the Special Committee members (both in their capacities as the sole members of the Special Committee and the sole members of the Audit Committee of the Company Board) met, with the other members of the Company Board (other than the Recused Directors), Ms. Krall and representatives of each of Morris Nichols, Centerview, BofA Securities, and Latham in attendance. A representative of Morris Nichols advised the directors present as to their fiduciary duties under Delaware law in considering the Proposed LGP Transactions and summarized developments since February 2, 2026 (the date of the last meeting of the Special Committee attended by all members of the Company Board other than the Recused Directors), including that management and LGP had deferred final negotiations regarding management’s post-closing involvement in the Company to after the execution of definitive documents. A representative of Morris Nichols also summarized the terms of the Merger Agreement and Support Agreement governing the rights and obligations of the Company and the Principal Stockholders in connection with a potential topping bid. During this discussion, it was reported that, although the Company’s actual full-year 2025 financial results differ in some respects from the projections for the 2025 fiscal year contained in the January 2026 Stand Alone Projections, the Company’s management believed that such differences were immaterial and that the January 2026 Stand Alone Projections continue to represent management’s best estimates and judgments regarding the projected financial results of the Company for the period reflected therein. Representatives of Latham also reviewed the key terms of the Merger Agreement, Support Agreement and Guaranty. Representatives of Centerview reviewed Centerview’s financial analyses of the Per Share Price. At the conclusion of Centerview’s presentation, the representatives of Centerview rendered to the Special Committee Centerview’s oral opinion, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the Per Share Price to be paid to the holders of shares of Company Common Stock (other than Excluded Shares (as defined in the section of this information statement entitled “Special Factors—Opinion of Financial Advisor to the Special Committee—Centerview”)) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. For more information about such opinion,

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see the section of this information statement captioned “Special Factors—Opinion of Financial Advisor to the Special Committee—Centerview”. Representatives of BofA Securities reviewed BofA Securities’ financial analyses of the Per Share Price and the Transactions. At the conclusion of BofA Securities’ presentation, the representatives of BofA Securities delivered to the Special Committee BofA Securities’ oral opinion, which was confirmed by the delivery of a written opinion, dated February 17, 2026, to the effect that, as of that date and based on and subject to various assumptions and limitations described in its opinion, the Per Share Price to be received in the Merger by holders of shares of the Company Common Stock (other than Owned Company Shares and Dissenting Company Shares), was fair, from a financial point of view, to such holders. For more information about such opinion, see the section of this information statement captioned “Special Factors—Opinion of Financial Advisor to the Special Committee—BofA Securities.” Ms. Krall, the members of the Company Board who were not members of the Special Committee, and the representatives of Latham then left the meeting. A representative of Morris Nichols reviewed resolutions proposed for adoption. Following discussion, the Special Committee members (including in their capacities as the sole members of the Audit Committee of the Company Board) unanimously adopted such resolutions. For more information about such resolutions, see the section of this information statement captioned “Special Factors—Recommendation of the Special Committee; Reasons for the Merger; and Position of the Special Committee as to the Fairness of the Merger.”

Immediately following the Special Committee meeting, the Company Board convened a meeting, with the Recused Directors recusing themselves from attendance, and representatives of each of management, Latham, Morris Nichols, Centerview, and BofA Securities in attendance. A representative of Morris Nichols summarized the resolutions adopted by the Special Committee and recommendations to the Company Board contained therein. A representative of Latham reviewed resolutions proposed for adoption by the Company Board. Following discussion, the Company Board unanimously approved the resolutions. For more information about such resolutions, see the section of this information statement captioned “Special Factors—Recommendation of the Company Board; the Reasons for the Merger and the Position of the Company as to the Fairness of the Merger.”

Thereafter, the Merger Agreement, Support Agreement and Guaranty were executed by the parties thereto, and the Principal Stockholders executed and delivered the Written Consent.

On February 18, 2026, before financial markets opened in New York, the Company issued a press release announcing that it had entered into the Merger Agreement.

Later that day, and taking into account that the Merger Agreement had been signed and prevents any Management Rollover Agreement from limiting the ability of management to take action permitted by the Merger Agreement, including providing due diligence information to certain interested parties in accordance with the non-solicitation covenants in the Merger Agreement, the Special Committee authorized Management Discussions to continue without the presence of a representative of BofA Securities. Management Discussions continued thereafter, including with respect to the value that may be rolled over by members of management into direct or indirect equity interests of Parent, the potential mechanics to effect that rollover and the rights of and restrictions that may apply to rollover equity. Based on discussions on or prior to the date of this information statement, management is not expected to roll over a value in excess of approximately $14,215,000 in the aggregate which, following the Closing, is not expected to represent greater than approximately 0.83% of the direct or indirect ownership in Parent (on a fully-diluted basis). As of the date of this information statement, Management Discussions remain ongoing, including with respect to the above-described terms, and no definitive document that effectuates management’s rollover into direct or indirect equity interests of Parent has been executed or finalized. In addition, and taking into account that the LGP NDA prevents LGP from entering into any agreements that would prevent potential debt financing sources from speaking with other potential topping bidders, the Special Committee approved members of the Company’s existing bank group, and one additional financing source, as “Representatives” of LGP for purposes of the LGP NDA. At the direction of the Special Committee, representatives of Morris Nichols informed representatives of Simpson Thacher and members of the Company’s management of these decisions later that day.

On February 24, 2026, representatives of LGP informed representatives of BofA Securities that, among other things, LGP intended to seek an extension of the financing available under the Company Credit Agreement. As

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BofA Securities is currently the administrative agent for the loans under the Company Credit Agreement, the representatives of LGP inquired as to whether BofA Securities would be willing to participate in such extension (which would result in BofA Securities receiving fees of approximately $1,000,000). On February 26, 2026, and taking into account that the request was to participate in an extension of an existing facility, rather than in incremental financing for the Merger, and that BofA Securities not agreeing to such extension would require LGP to find a substitute lender, the Special Committee consented to BofA Securities agreeing to such extension.

On March 20, 2026, at the request of LGP, the Special Committee consented to LGP beginning discussions with four financial sponsors, two of whom were Round 1 Potential Acquirors, regarding a potential post-closing sale of a portion of LGP’s direct or indirect interest in the Company to one or more of those entities.

Recommendation of the Special Committee; the Reasons for the Merger and the Position of the Special Committee as to the Fairness of the Merger

As described in the section of this information statement entitled “Special Factors—Background of the Merger”, the Company Board (without the participation of the Recused Directors, who recused themselves due to their affiliation with LGP) formed the Special Committee, comprised of Ms. Taylor and Messrs. Lively and Kirk, each of whom the Company Board determined to be a “disinterested director” (as defined in Section 144 of the DGCL) with respect to the Transactions to, among other things, review and evaluate the transactions contemplated by the Merger Agreement, negotiate the Merger Agreement and recommend the Merger Agreement for approval by the Company Board or reject any proposals made by LGP and/or LGP’s affiliates or affiliated funds and alternatives thereto.

After careful consideration, at a meeting of the Special Committee on February 17, 2026, the Special Committee unanimously (i) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are (a) fair to and in the best interests of the Unaffiliated Company Stockholders and (b) substantively and procedurally fair to the “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act); and (ii) recommended that the Company Board (a) determine that the terms of the Merger Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Company Stockholders (in their capacity as such), (b) determine that it is in the best interests of the Company Stockholders (in their capacity as such), and declare it advisable, to enter into the Merger Agreement and the other Transaction Documents to which the Company is a party, (c) approve the execution and delivery by the Company of the Merger Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth in the Merger Agreement, (d) recommend that the Company Stockholders adopt the Merger Agreement in accordance with the DGCL, upon the terms and subject to the conditions of the Merger Agreement, and (e) direct that the Merger Agreement be submitted to the Company Stockholders for their adoption upon the terms and subject to the conditions of the Merger Agreement (the recommendation described in clause (ii), the “Special Committee Recommendation”).

In evaluating the Merger Agreement and the Transactions, the Special Committee consulted with its financial and legal advisors and members of the Company’s management and considered a number of factors in making the Special Committee Recommendation, including the following factors that it believed generally weighed in favor of the Merger and the Transactions (which are not presented in a particular order and were neither ranked nor weighted in any manner by the Special Committee):

•	Premium to Trading Price. The Special Committee considered:

•	the historical market prices, volatility and trading information with respect to the Company Common Stock;

•	that the Per Share Price of $7.00 represents a premium of approximately:

•	49.6% relative to the 52-week low closing price (such 52-week low occurring on October 13, 2025) of the Company Common Stock for the period ending on February 13, 2026 (the

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“Premium Reference Date”), the last reasonably practicable closing date for inclusion in each of Centerview’s and BofA Securities’ respective presentations to the Special Committee on February 17, 2026;

•

46.1% relative to the closing price of the Company Common Stock on October 17, 2025 (the “Unaffected Trading Date”), the last trading day prior to The Deal publishing an article reporting that the Company was holding conversations with its advisors about a potential review of its strategic options;

•	34.2% and 26.5% relative to the 30- and 60-day, respectively, volume-weighted average prices of the Company Common Stock ending on the Unaffected Trading Date;

•	17.3% relative to the closing price of the Company Common Stock on the Premium Reference Date; and

•	19.6%, 24.1%, and 29% relative to the 30-, 60-, and 90-day, respectively, volume-weighted average prices of the Company Common Stock ending on the Premium Reference Date.

•

Financial Condition and Prospects. The Special Committee believed that the Per Share Price was more favorable to the Company Stockholders than the potential value that might result from other alternatives reasonably available to the Company, including, but not limited to, the continued operation of the Company on a standalone basis with no change in its relationship with LGP, in light of a number of factors, including, but not limited to:

•

the Special Committee’s assessment of the Company’s business, operations, financial condition, strategic and competitive positioning, historical and projected financial performance, earnings, prospects and long-range plans, and the risks in achieving the Company’s prospects and plans;

•	the Special Committee’s assessment of the nature and difficulties of the Company’s industry and economic and market conditions, both on a historical and prospective basis;

•

the Special Committee’s assessment of the potential impact on the Company of general, macro-economic risks, including those relating to tariffs, and the other risks and uncertainties discussed in the Company’s public filings with the SEC; and

•	the Special Committee’s belief that the January 2026 Stand Alone Projections were optimistic and reflect assumptions that were at the high end of what could be achieved.

•	Results of Negotiations with LGP; Highest Price Reasonably Available; Risk of Loss of Opportunity

•

The Special Committee considered that the Special Committee and its advisors had engaged in arm’s length negotiations with LGP and had deliberated extensively to evaluate the Transactions. As part of these deliberations, the Special Committee considered the fact that it had successfully obtained multiple price increases since the LGP Original Proposal ($6.25 per share of Company Common Stock) and that LGP had characterized the LGP Third Revised Proposal ($7.00 per share of Company Common Stock) as its best and final proposal for a transaction with the Company, which represents a 12% increase to the LGP Original Proposal in the Per Share Price payable to Company Stockholders. The Special Committee believed, based on such negotiations, that a Per Share Price of $7.00 represented the highest price reasonably obtainable by the Special Committee, taking into account the other terms of the Transactions and the business, financial condition and results of operations, and the prospects of the Company. See the section of this information statement entitled “Special Factors—Background of the Merger” for more information.

•

The Special Committee considered the risk that prolonging the process for evaluating other alternatives available to the Company in an effort to obtain additional proposals from LGP containing a higher price per share of Company Common Stock or proposals from other potential counterparties at higher prices prior to executing a definitive merger agreement with LGP both (i) presented a significant risk of the loss of the opportunity to consummate the Transactions on

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the terms and conditions negotiated by the Special Committee as of February 17, 2026, and (ii) was unlikely to yield a proposal that would be a material improvement to the Transactions.

•	Results of the Strategic Alternatives Process. The Special Committee considered:

•

the fact that, during the period from June 2025 through September 2025, BofA Securities and Financial Advisory Firm A contacted or engaged in discussions with 19 potential acquirors who were expected to have the most interest in and sufficient resources to acquire the Company, including 15 financial sponsors and four strategic parties, to determine their respective potential interest in exploring an acquisition of the Company, only three of which submitted a non-binding indication of interest to acquire all of the outstanding Company Common Stock, and all of which subsequently withdrew from the Strategic Alternatives Process;

•	the fact that several potential transaction partners, including Party A, decided not to continue in the Strategic Alternatives Process;

•

the fact that the Special Committee sought revised proposals from Party A and Party B, and attempted to engage with Party E, but none of such parties responded to such discussions with an alternative proposal;

•

the fact that, after The Deal published an article reporting that the Company was holding conversations with its advisors about a potential review of its strategic options, only one additional potential acquiror (Party E) inquired about the Strategic Alternatives Process;

•

the fact that, in declining to reengage in the Strategic Alternatives Process, Party B stated its belief that the Company Common Stock was fully valued at its then-current trading price, which on the date of such statement had a closing price of $6.13;

•	the fact that the Per Share Price reflects the top end of the top range of any proposal submitted during the Strategic Alternatives Process;

•

the belief of the Special Committee that, after negotiations at the direction of the Special Committee and with the assistance of experienced independent legal and financial advisors, the Special Committee obtained an attractive per-share valuation, as described above, and the best terms and highest and best per share price that LGP was willing to pay in connection with the Merger; and

•

the Special Committee’s assessment that there was a low likelihood of other parties being willing and able to engage in an alternative transaction with the Company that would exceed the value of the agreed-upon Per Share Price, including in light of: (i) the fact that, under the terms of the Company Credit Agreement, the Accordion Financing would be unavailable to any third-party acquiror; (ii) the premium represented by the Per Share Price, as described in greater detail in the bullet above entitled “Premium to Trading Price”; and (iii) the outreach conducted in connection with, and public disclosure regarding, the Strategic Alternatives Process.

•

Certainty of Value. The Special Committee considered that the Per Share Price is all cash, so that the transaction provides stockholders certainty of value for their shares of Company Common Stock, while eliminating the long-term risks and uncertainties inherent in the Company’s business, including the internal and external risks associated with the Company’s long-term plan.

•

Receipt of Fairness Opinion from Centerview. The Special Committee considered the oral opinion of Centerview rendered to the Special Committee on February 17, 2026, which was subsequently confirmed by the delivery of a written opinion dated such date that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Price to be paid to the holders of shares of Company Common Stock (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described below in the section of this information statement entitled “Special Factors—Opinion of Financial Advisor to the Special Committee—Centerview.”

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•

Receipt of Fairness Opinion from BofA Securities. The Special Committee considered the oral opinion of BofA Securities rendered to the Special Committee on February 17, 2026, which was subsequently confirmed by the delivery of a written opinion dated February 17, 2026, that, as of that date, and based upon and subject to the various assumptions made, procedures followed, factors considered, and limitations on the review undertaken, the Per Share Price to be received in the Merger by holders of shares of the Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) was fair, from a financial point of view, to such holders, as more fully described below in the section of this information statement entitled “Special Factors—Opinion of Financial Advisor to the Special Committee—BofA Securities.” The Special Committee considered (i) that the “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act) were included as a subset of the holders explicitly addressed by the opinion of BofA Securities and (ii) the holders addressed by the opinion of BofA Securities to be situated substantially similarly to the “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act) (to the extent such holders are not unaffiliated security holders) due to the fact that each such holder (on the one hand) and each of the unaffiliated security holders (on the other hand) will receive the same Per Share Price for each of their shares of Company Common Stock.

•

High Likelihood of Completion. The Special Committee considered the likelihood of completion of the Merger to be high, particularly in light of the terms of the Merger Agreement and closing conditions, including:

•

the fact that, substantially concurrently with the execution of the Merger Agreement, the Principal Stockholders adopted the Merger Agreement by written consent, such that no further stockholder vote is required to consummate the Merger;

•	the absence of any conditions to the consummation of the Merger that are unlikely to be satisfied, including the absence of a financing condition;

•

that the Buyer Parties secured committed debt financing, the aggregate proceeds of which will be sufficient for the Buyer Parties to fund any and all amounts required to be paid by them in connection with the Merger Agreement at the Closing, including the aggregate purchase price and related fees and expenses;

•

the belief of the Special Committee that, after negotiations at the direction of the Special Committee and with the assistance of experienced legal counsel, the representations in the Merger Agreement related to the use of Accordion Financing, and conditions to closing relating thereto, are narrowly tailored and do not introduce material closing risk;

•

the commitment of the Buyer Parties in the Merger Agreement to use their respective reasonable best efforts to take (or cause to be taken) all actions, do (or cause to be done) all things, and assist and cooperate with the other parties in doing (or causing to be done) all things, in each case, as are necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective, as promptly as practicable, the Merger, including by committing to or effecting, the sale or disposition of assets or businesses of the Company; and

•

that the Merger Agreement provides that the Company is not responsible for any breach of the Merger Agreement directly caused by any action or omission knowingly taken (or omitted to be taken) by the Recused Directors either with the specific purpose and intent of breaching the Merger Agreement or with such breach being reasonably foreseeable from such action or omission, and that any such breach is to be disregarded for all purposes of the Merger Agreement, subject to certain exceptions.

•

Opportunity to Engage with Third Parties. The Special Committee considered the terms of the Merger Agreement permitting the Company, under certain specified circumstances prior to the Applicable Time (i.e., 5:00 p.m., Eastern time on April 19, 2026), to participate or engage in discussions or negotiations with, furnish non-public information to, and afford access to, third parties who have made an Acquisition Proposal if (i) the Special Committee determines in good faith (after consultation with

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its financial advisors and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and (ii) the Company and such third party enter into an Acceptable Confidentiality Agreement.

•

Ability to Terminate the Merger Agreement in Order to Accept a Superior Proposal. The Special Committee considered the terms of the Merger Agreement permitting the Company, prior to the Applicable Time, to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, subject to certain conditions, including that the Company pay Parent the Company Termination Fee.

•

Support of Specified Superior Proposals. The Special Committee considered the fact that (i) the Merger Agreement did not require the Company to provide to Parent any notice and negotiation period in connection with the Company’s termination of the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Specified Superior Proposal and (ii) in the event of such termination, the Support Agreement required the Principal Stockholders to deliver a duly executed written consent approving and adopting such Specified Superior Proposal.

•

Parent Termination Fee; Permitted Dividend. The Special Committee considered the fact that the Principal Stockholders, as the holders of a majority of the Company Common Shares, would not indirectly benefit from Parent paying the $51,750,000 Parent Termination Fee to the Company in the event of a termination of the Merger Agreement in a circumstance in which such fee is payable, as each Principal Stockholder agreed, pursuant to the Support Agreement, that the Company may pay a dividend in an aggregate amount equal to the Parent Termination Fee, and each Principal Stockholder waives its right to receive such dividend.

•	Other Terms of the Merger Agreement. The Special Committee considered:

•

that the Merger Agreement and other Transaction Documents were negotiated at arm’s length between the Special Committee, on the one hand, and LGP, on the other hand, with the assistance of their respective legal and financial advisors (if any);

•	its belief that the material terms of the Merger Agreement, taken as a whole, were as favorable to the Company as reasonably possible based on the applicable facts and circumstances;

•

its belief that the $31,250,000 Company Termination Fee payable under the Merger Agreement if the Company terminates the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal was reasonable in amount and not preclusive of alternative proposals;

•	that the terms of the Merger Agreement:

•

permit the Company, under circumstances specified in the Merger Agreement, to obtain an injunction, specific performance and other equitable relief to cause Parent and Merger Sub to consummate the Merger and to prevent other breaches of the Merger Agreement, without any requirement to post a bond, subject to the terms and limitations of the Merger Agreement;

•	provide the Company sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Merger or the termination of the Merger Agreement; and

•

prohibit any Management Rollover Agreement from limiting, restricting, restraining, or otherwise impairing in any manner the ability of any Management Rollover Participant to take or omit to take any action permitted under the Merger Agreement, including providing due diligence information to certain interested parties in accordance with the non-solicitation covenants in the Merger Agreement.

•

Appraisal Rights. The Special Committee considered that the Company Stockholders (and “beneficial owners”) have the right to exercise their statutory appraisal rights under Section 262 and receive payment of the fair value of their shares of Company Common Stock in lieu of the Per Share Price, subject to and in accordance with the terms and conditions of the Merger Agreement and the DGCL,

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unless such Company Stockholder (or beneficial owner) fails to perfect or effectively withdraws or loses its right to appraisal of such Dissenting Company Shares pursuant to Section 262.

In the course of its deliberations, the Special Committee also considered a variety of uncertainties, risks and potentially negative factors (which are not presented in a particular order and were neither ranked nor weighted in any manner by the Special Committee), including:

•

that the Per Share Price represents a 17.6% discount to the 52-week high closing price of the Company Common Stock for the period ending on the Premium Reference Date (such 52-week high occurring on February 28, 2025), and a discount to the median analyst price targets (albeit undiscounted to present value) reflected in materials presented to the Special Committee by each of BofA Securities and Centerview on February 17, 2026;

•

that, following the completion of the Merger, the Unaffiliated Company Stockholders will not participate in potential further growth in the Company’s assets, future earnings growth or future appreciation in value of the shares of Company Common Stock;

•

the risk that the Merger may not be consummated in a timely manner or at all, and the consequences thereof, including: (i) the potential loss of value to the Company Stockholders; (ii) the potential negative impact on the operations and prospects of the Company, including the risk of loss of key personnel, and (iii) that the market’s perception of the Company’s prospects could be adversely affected if the consummation of the Merger was delayed or the Merger was not consummated;

•	the risk that the financing contemplated by the Merger Agreement and the Debt Commitment Letter will not be obtained, resulting in the Buyer Parties not having sufficient funds to complete the Merger;

•

that the Buyer Parties are newly formed entities with essentially no assets and the Guaranty only provides for the funding of the payment of (i) the Parent Termination Fee, (ii) any filing fees paid to any Governmental Authority under any Antitrust Law or FDI Law, and (iii) certain reimbursement obligations for out-of-pocket costs and expenses of the Company incurred in enforcing its right to receive the Parent Termination Fee and interest accrued thereon, in each case, if and when payable under the Merger Agreement;

•

the possible effects of the pendency or consummation of the Merger, including the potential for suits, actions or proceedings in respect of the Merger Agreement or the Transactions, the risk of any loss or change in the relationship of the Company and its subsidiaries with their respective employees, agents, customers and other business relationships, and any possible effect on the Company’s ability to attract and retain key employees, including that employees might choose not to remain employed with the Company prior to the completion of the Merger;

•

the possibility that under certain limited circumstances, such as upon the Company’s termination of the Merger Agreement to enter into an Alternative Acquisition Agreement providing for a Superior Proposal, the Company may be required to pay Parent the Company Termination Fee;

•

that LGP reiterated during negotiations that it would not condition the consummation of the Transactions on a Majority of the Minority Vote, such that the Merger will be consummated without a vote of the Unaffiliated Company Stockholders (including unaffiliated security holders);

•

the restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which could delay or prevent the Company from undertaking business opportunities that may arise or any other actions it would otherwise take with respect to the operations of the Company absent the pendency of the Merger;

•

that the Company’s directors, officers and employees have expended and will expend extensive efforts attempting to complete the transactions contemplated by the Merger Agreement and such persons have experienced and will experience significant distractions from their work during the pendency of such transactions, that the Company could experience talent loss as a result of the announcement or pendency of the Merger, and that the Company has incurred and will incur substantial costs in connection with such transactions, even if such transactions are not consummated;

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•	the restrictions in the Merger Agreement on the Company’s ability to solicit competing proposals during the pendency of the Merger (subject to certain exceptions);

•

that the receipt of the Per Share Price in cash in exchange for shares of Company Common Stock in the Merger will be a taxable transaction for U.S. federal income tax purposes for certain Company Stockholders; and

•

the interests that the Company’s directors and executive officers may have in the Merger, which may be different from, or in addition to, those of the Company’s other stockholders. For more information, see the section of this information statement entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger.”

The Special Committee also considered the following factors relating to the procedural safeguards that the Special Committee believes were and are present with respect to the fairness of the Merger, which the Special Committee believes support its decision and provide assurance as to the procedural fairness of the Merger to the Unaffiliated Company Stockholders (which are not presented in a particular order and were neither ranked nor weighted in any manner by the Special Committee):

•

shortly after its receipt of the LGP Original Proposal, the Company Board formed the Special Committee consisting of three directors who the Company Board concluded were “disinterested directors” and independent for all purposes of Delaware law, including Section 144 of the DGCL, with respect to the Proposed LGP Transactions;

•

the Company Board delegated to the Special Committee the authority to, among other things, (i) oversee and supervise the Company’s management and advisors with respect to the Strategic Alternatives Process; (ii) negotiate (or oversee the negotiation of) the terms and conditions of, and approve (and recommend for approval) or reject, the terms and conditions of the Proposed LGP Transactions; and (iii) solicit, negotiate (or oversee the negotiation of) the terms and conditions of, and recommend for approval to the Company Board, or reject, any alternative transaction;

•

the Company Board delegated to the Special Committee the power to reject any proposal from LGP regardless of the wishes or objections of the Principal Stockholders, or the wishes, vote, or objection of the Recused Directors, or any other directors;

•

the Company Board resolved that it would not approve the Proposed LGP Transactions, authorize the execution and delivery of definitive documentation providing for the Proposed LGP Transactions or recommend the Proposed LGP Transactions for approval by the Company Stockholders without a prior favorable recommendation thereof by the Special Committee;

•	the Special Committee retained independent financial and legal advisors to evaluate the Proposed LGP Transactions;

•

since its formation, the Special Committee actively directed the Strategic Alternatives Process, including meeting thirteen times, and each member of the Special Committee was actively engaged in the process;

•

the Special Committee engaged in a measured process, permitting each of Centerview and BofA Securities to analyze the Company’s business plan, financial model and potential market value, and the Special Committee conducted its own analysis and engaged in discussions with each of Party A, Party B, and Party E, prior to responding to the LGP Original Proposal;

•

the Special Committee made its evaluations of the Merger Agreement and the Merger based upon the factors discussed in this information statement and with the full knowledge of the interests of LGP, the Principal Stockholders and their affiliates in the Merger;

•

the compensation payable to the Special Committee members was not contingent upon the Special Committee approving any transaction or executing any definitive agreements, including the Merger Agreement;

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•

following the receipt of the LGP Original Proposal, the Recused Directors recused themselves and were excluded from all aspects of the Strategic Alternatives Process and deliberations with respect to the negotiation, evaluation and approval of the Merger, the Merger Agreement and the consideration of other strategic alternatives, deferring all decisions relating to the Strategic Alternatives Process to the Special Committee and, following the receipt of the Special Committee Recommendation, the other members of the Company Board;

•	the Recused Directors recused themselves from the Company Board’s unanimous vote to approve the Merger Agreement; and

•	the Merger Agreement:

•	requires the Company and the Company Board, as applicable, to act only as directed by the Special Committee or its designees during the pendency of the Merger;

•

provides that, without the prior written consent of the Special Committee, (i) the Company Board may not eliminate, dissolve or otherwise dismantle the Special Committee, revoke or diminish the authority of the Special Committee, or remove or cause the removal of any member of the Special Committee either as a director or as a member of the Special Committee and (ii) neither Parent, Merger Sub nor their respective affiliates (including the Principal Stockholders) may remove or cause the removal of any director of the Company Board that is a member of the Special Committee either as a member of the Company Board or the Special Committee; and

•

provides that the Special Committee (and, for so long as the Special Committee is in existence, only the Special Committee) may pursue any action or litigation with respect to breaches of the Merger Agreement and any other Transaction Document on behalf of the Company.

After taking into account all of the factors set forth above, as well as others, the Special Committee (i) concluded that the potential benefits of the Merger outweighed any negative or unfavorable considerations, (ii) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are (a) fair to and in the best interests of the Unaffiliated Company Stockholders and (b) substantively and procedurally fair to the “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act) and (iii) made the Special Committee Recommendation to the Company Board.

Due to such procedural safeguards, the Special Committee did not consider it necessary to retain an unaffiliated representative to act solely on behalf of the unaffiliated security holders for purposes of negotiating the terms of the Merger Agreement or preparing a report concerning the fairness of the Merger Agreement and the Merger.

The Special Committee did not seek to establish a pre-merger going concern value for the Company to determine the fairness of the Per Share Price to the unaffiliated security holders, and therefore no such value was considered by the Special Committee in making its fairness determination. Rather, the Special Committee believed that the financial analyses presented by each of Centerview and BofA Securities to the Special Committee, as more fully described in the sections of this information statement entitled “Special Factors—Opinion of Financial Advisor to the Special Committee—Centerview” and “Special Factors—Opinion of Financial Advisor to the Special Committee—BofA Securities,” contained financial analyses of the cash flows to be generated by the Company’s operations and the Special Committee believed these analyses to be a form of going concern valuation (which analysis and resulting conclusions were adopted by the Special Committee with respect to the Special Committee’s determination of the fairness of the terms of the Merger Agreement and the Transactions to the unaffiliated security holders in relation to the Company’s going concern value). The Special Committee believes that the trading price of the Company Common Stock at any given time represents the best available indicator of the Company’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. Thus, to the extent that the premerger going concern value was reflected in the closing price of $4.79 per share of Company Common Stock on the

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Unaffected Trading Date, the last trading day prior to The Deal publishing an article reporting that the Company was holding conversations with its advisors about a potential review of its strategic options, the Per Share Price of $7.00 per share of Company Common Stock represents a premium to the going concern value of the Company. In addition, the Special Committee implicitly considered the value of the Company as a going concern by taking into account the value of the Company’s current and anticipated business, financial condition, results of operations, prospects and other forward-looking matters.

The Special Committee did not consider the Company’s net book value of $1,133,013,000 as of December 31, 2025, which is an accounting concept, for purposes of reaching its determination and recommendations, because, in the Special Committee’s view, net book value is not indicative of the Company’s market value nor its value as a going concern, but rather is an indicator of historical costs, making it an irrelevant measure in assessing the fairness of the terms of the Merger Agreement and the Transactions to the unaffiliated security holders.

In the course of reaching its determination and recommendations, the Special Committee did not consider the liquidation value of the Company because it considered the Company to be a viable, going concern and therefore did not consider liquidation value to be a relevant methodology.

This discussion of the information and factors considered by the Special Committee includes the material positive and negative factors considered by the Special Committee, but it is not intended to be exhaustive and may not include all the factors considered by the Special Committee. The Special Committee did not quantify or assign any specific weights to the various factors that it considered in reaching its determination to approve the Merger Agreement and the Transactions. Rather, the Special Committee viewed its position and recommendation as being based on the totality of the information presented to, and factors considered by, it. In addition, individual members of the Special Committee may have given differing weights to different factors.

Except as otherwise disclosed in this information statement, the Special Committee is not aware of any firm offer made in the past two years for a merger, asset sale of the Company or a purchase of the Company’s securities that would enable the holder to exercise control over the Company.

The explanation of the reasoning of the Special Committee and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section of this information statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”

Recommendation of the Company Board; the Reasons for the Merger and the Position of the Company as to the Fairness of the Merger

At a meeting of the Company Board on February 17, 2026, the Company Board (other than the Recused Directors, who recused themselves from attendance), based in part on the Special Committee Recommendation, as well as on the basis of the other factors described in the section of this information statement entitled “Special Factors—Recommendation of the Special Committee; the Reasons for the Merger and the Position of the Special Committee as to the Fairness of the Merger,” unanimously (including all non-employee directors) (i) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are (a) fair to and in the best interests of the Company Stockholders (in their capacity as such) and (b) substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act), (ii) determined that it is in the best interests of the Company Stockholders (in their capacity as such), and declared it advisable, to enter into the Merger Agreement and the other Transaction Documents to which the Company is a party, (iii) approved the execution and delivery by the Company of the Merger Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth therein, (iv) recommended that the Company Stockholders adopt the Merger Agreement in accordance with the DGCL, upon the terms and subject to the conditions of the Merger Agreement (this clause (iv), the “Company Board Recommendation”), and (v) directed that the Merger Agreement be submitted to the Company Stockholders for their adoption upon the terms and subject to the conditions of the Merger Agreement.

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In evaluating the Merger Agreement and the Transactions, the Company Board expressly adopted the Special Committee’s analyses and conclusions described above. Without limiting the foregoing, the Company Board considered the following additional factors in making the Company Board Recommendation (which are not presented in a particular order and were neither ranked nor weighted in any manner by the Company Board):

•

the Company Board’s assessment of the Company’s business, operations, financial condition, strategic and competitive positioning, historical and projected financial performance, earnings, prospects and long-range plans, and the risks in achieving the Company’s prospects and plans;

•	the Company Board’s assessment of the nature and difficulties of the Company’s industry and economic and market conditions, both on a historical and prospective basis;

•

the Company Board’s assessment of the potential impact on the Company of general, macro-economic risks, including those relating to tariffs, and the other risks and uncertainties discussed in the Company’s public filings with the SEC;

•	the results of the Strategic Alternatives Process during the period from February 2025 until the receipt of the LGP Original Proposal in November 2025;

•	the independence and experience of the Special Committee members; and

•	the procedural safeguards of the Special Committee’s process.

After taking into account all of the factors set forth above, as well as others, the Company Board (other than the Recused Directors, who recused themselves from attendance) unanimously (including all non-employee directors) (i) concluded that the potential benefits of the Merger outweighed any negative or unfavorable considerations, (ii) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are (a) fair to and in the best interests of the Company Stockholders (in their capacity as such) and (b) substantively and procedurally fair to the “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act), (iii) determined that it is in the best interests of the Company Stockholders (in their capacity as such), and declared it advisable, to enter into the Merger Agreement and the other Transaction Documents to which the Company is a party, (iv) approved the execution and delivery by the Company of the Merger Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth therein, and (v) made the Company Board Recommendation to the Company Stockholders.

This discussion of the information and factors considered by the Company Board includes the material positive and negative factors considered by the Company Board, but it is not intended to be exhaustive and may not include all the factors considered by the Company Board. The Company Board did not quantify or assign any specific weights to the various factors that it considered in reaching its determination to approve the Merger Agreement and the Transactions. Rather, the Company Board viewed its position and recommendation as being based on the totality of the information presented to, and factors considered by, it. In addition, individual members of the Company Board may have given differing weights to different factors.

Except as disclosed in this information statement, the Company Board is not aware of any firm offer made in the past two years for a merger, asset sale of the Company or a purchase of the Company’s securities that would enable the holder to exercise control over the Company.

The explanation of the reasoning of the Company Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section of this information statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”

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Mr. John Lai, the Company’s Chairman, President and Chief Executive Officer, is the sole member of the board of directors of Borrower. The board of directors of Borrower (i) expressly adopted the Special Committee’s and the Company Board’s analyses and conclusions described above and (ii) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act).

Except as disclosed in this information statement, the board of directors of Borrower is not aware of any firm offer made in the past two years for a merger, asset sale of the Company or a purchase of the Company’s securities that would enable the holder to exercise control over the Company.

Required Stockholder Approval for the Merger

Under Delaware law and the Charter, the adoption of the Merger Agreement required the affirmative vote or written consent of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote upon such adoption.

Immediately prior to the execution and delivery of the Merger Agreement, the Principal Stockholders, who on the record date for determining Company Stockholders entitled to consent to the adoption of the Merger Agreement collectively held approximately 67% of the then-outstanding Company Common Stock, executed and delivered the Written Consent to the Company. The Written Consent approved and adopted the Merger Agreement in accordance with the DGCL and became effective immediately following the execution of the Merger Agreement. No further approval of the Company’s stockholders is required to adopt the Merger Agreement or consummate the Merger. As a result, the Company is not asking you for a proxy and you are requested not to send us a proxy.

When actions are taken by the written consent of less than all of the stockholders entitled to vote on a matter, Section 228 of the DGCL requires notice of the action be given to those stockholders who did not consent in writing to the action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the record date for the action by consent, which in this case, would be February 17, 2026. This information statement and the notice attached hereto constitute notice to you from the Company of the adoption of the Merger Agreement by the Written Consent as required by Delaware law.

Alternatives to the Merger

During the period from February 2025 to the date of the LGP Original Proposal, the Company Board conducted the Strategic Alternatives Process, during which time BofA Securities and Financial Advisory Firm A contacted or engaged in discussions with 19 potential acquirors who were expected to have the most interest in and sufficient resources to acquire the Company, including 15 financial sponsors and four strategic parties, to determine their respective potential interest in exploring an acquisition of the Company, and five additional financial sponsors were contacted to assess their interest in participating in the Strategic Alternatives Process as a potential co-bidder. Ultimately, only three potential transaction partners submitted a non-binding indication of interest to acquire all of the outstanding Company Common Stock (none of which indicated an acquisition price above the Per Share Price), and each of these parties subsequently withdrew from the Strategic Alternatives Process. No other party submitted an indication of interest or otherwise advanced to a stage that suggested a superior viable transaction was reasonably available on terms acceptable to the Company Board or the Special Committee.

On October 17, 2025, The Deal published an article reporting that the Company was holding conversations with its advisors about a potential review of its strategic options. Only one additional potential acquiror (Party E) inquired about the Strategic Alternatives Process following the publication of this article.

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Following the formation of the Special Committee, one or both of Centerview and BofA Securities, at the direction of the Special Committee, sought revised proposals from Party A and Party B, and attempted to engage with Party E, but none of such parties responded to such discussions with an alternative proposal. During this time, the Special Committee considered whether to solicit interest of any other parties, including those previously involved in the Strategic Alternatives Process, ultimately determining not to do so. The Special Committee’s decision not to engage with parties other than Party A, Party B and Party E took into account, among other things, feedback from parties contacted in the Strategic Alternatives Process, the Special Committee’s views, based in part on advice from Centerview and BofA Securities, regarding the likelihood of potential interest from other strategic buyers and financial sponsors in pursuing an acquisition of the Company, the fact that The Deal publicly reported that the Company was holding conversations with its advisors about a potential review of its strategic options, and, particularly with respect to strategic acquirors, the potential negative effects on the Company of sharing due diligence materials with a strategic acquiror unlikely to make a credible bid. The Special Committee also considered the risk that prolonging the process for evaluating other alternatives available to the Company in an effort to obtain additional proposals from LGP containing a higher price per share of Company Common Stock or proposals from other potential counterparties at higher prices prior to executing a definitive merger agreement with LGP presented a significant risk of the loss of the opportunity to consummate the Transactions on the terms and conditions negotiated by the Special Committee as of February 17, 2026, and was unlikely to yield a proposal that would be a material improvement to the Transactions.

The Merger Agreement allows, for a period of time after public announcement of the Company’s entry into the Transaction Documents, for the Company to entertain, and enter into, potential alternative transactions. Specifically, the Merger Agreement provides that, prior to the Applicable Time, and under specified circumstances, the Company may, pursuant to an Acceptable Confidentiality Agreement, participate or engage in discussions or negotiations with, provide non-public information to, or afford access to, third parties who have made an Acquisition Proposal after the date of the Merger Agreement, and that did not result from a breach of the Merger Agreement, if the Special Committee determines in good faith (after consultation with its financial advisors and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal. The Merger Agreement further provides that, prior to the Applicable Time, the Company may terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, subject to certain conditions, including that the Company pay Parent the $31,250,000 Company Termination Fee. The Merger Agreement does not require the Company to provide to Parent any notice or negotiation period in connection with the Company’s termination of the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Specified Superior Proposal and, in the event of such termination, the Support Agreement requires the Principal Stockholders to deliver a duly executed written consent approving and adopting such Specified Superior Proposal.

The Special Committee also considered the continued operation of the Company on a standalone basis as a potential strategic alternative. Due to the reasons, among others, described in the section of this information statement entitled “Special Factors —Recommendation of the Special Committee; the Reasons for the Merger and the Position of the Special Committee as to the Fairness of the Merger—Financial Condition and Prospects” the Special Committee believed that the Per Share Price was more favorable to the Company Stockholders than the potential value that might result from such continued operation of the Company as a standalone public company.

For more information on the alternatives to the Merger and the reasons for the Special Committee Recommendation and the recommendation of the Company Board with respect to the Transactions, see the sections of this Information Statement entitled “Special Factors—Background of the Merger,” “Special Factors—Recommendation of the Special Committee; the Reasons for the Merger and the Position of the Special Committee as to the Fairness of the Merger” and “Special Factors—Recommendation of the Company Board; the Reasons for the Merger and the Position of the Company as to the Fairness of the Merger.”

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The LGP Filing Persons’ Purposes and Reasons for the Merger

The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. Under the rules governing “going private” transactions in Rule 13e-3 under the Exchange Act, the LGP Filing Persons are required to express their reasons for the Merger to the Company’s “unaﬃliated security holders”, as defined in Rule 13e-3 of the Exchange Act. The LGP Filing Persons are making the statement included in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

For the LGP Filing Persons, the primary purpose for the Merger is to benefit from any future earnings and growth of the Company after the Merger. The LGP Filing Persons also believe that it is in the best interests of the Company to operate as a privately held entity. The LGP Filing Persons believe that, as a privately held entity, the Company will have greater operational flexibility to pursue alternatives that it would not have as a public company and execute initiatives that over time will create additional enterprise value for the Company, and management will be able to concentrate on long-term growth, reducing the focus on the quarter-to-quarter performance often emphasized by the public equity market’s valuation of the Company Common Stock. Further, absent the reporting and associated costs and burdens placed on public companies, the LGP Filing Persons believe that the Company’s management and employees will be able to execute more effectively on future strategic plans.

If the Merger is completed, the Company will become a direct, wholly owned subsidiary of Parent, the Company Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act and the Company will become a wholly owned subsidiary of Parent. The LGP Filing Persons believe that structuring the transaction in this manner is preferable to other transaction structures because it (i) enables Parent to acquire all of the outstanding shares of Company Common Stock at the same time, (ii) represents an opportunity for the unaﬃliated security holders (other than holders of Dissenting Company Shares) to receive $7.00 in cash per share of Company Common Stock, without interest thereon and subject to any applicable withholding taxes, and (iii) allows any Management Rollover Participants to maintain a portion of their investment in the Company through their commitments to contribute a portion of their existing equity interests in the Company in exchange for equity interests of a direct or indirect parent entity of Parent. The Merger will also allow each of the Management Rollover Participants, if any, to immediately realize in cash the value of a portion of their respective equity interests in the Company.

Position of the LGP Filing Persons as to the Fairness of the Merger

Under the SEC rules governing “going-private” transactions, each LGP Filing Person may be deemed to be an affiliate of the Company and engaged in the going-private transaction and, therefore, is required to express its belief as to the fairness of the Merger to the Company’s unaffiliated security holders. The LGP Filing Persons are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. The LGP Filing Persons have interests in the Merger that are different from, and/or in addition to, the unaffiliated security holders.

The LGP Filing Persons believe that the interests of the unaffiliated security holders were represented by the Special Committee, which was comprised solely of independent and disinterested directors, and which negotiated the terms and conditions of the Merger Agreement with the assistance of its independent legal and financial advisors. Although Jonathan Seiffer, a Senior Partner of LGP, John Danhakl, a Managing Partner of LGP, J. Kristofer Galashan, a Partner of LGP, and Jeffrey Suer, a Partner of LGP, are each members of the Company Board, they are not members of the Special Committee, and neither they nor the LGP Filing Persons participated in the deliberations of the Special Committee regarding, nor have they received advice from the respective legal, financial or other advisors of the Special Committee as to, the fairness of the Merger. The LGP Filing Persons have not performed, or engaged a financial advisor to perform, any valuation or other analyses for the purposes of assessing the fairness of the Merger to the unaffiliated security holders of the Company.

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Based on, among other things, their knowledge and analyses of available information regarding the Company, as well as discussions with members of the Company’s senior management regarding the Company and its business and the factors considered by, and the analyses and resulting conclusions of, the Company Board and the Special Committee described in the sections of this information statement entitled “Special Factors—Recommendation of the Special Committee; the Reasons for the Merger and the Position of the Special Committee as to the Fairness of the Merger”, and “Special Factors—Recommendation of the Company Board; the Reasons for the Merger and the Position of the Company as to the Fairness of the Merger” (which analyses and resulting conclusions the LGP Filing Persons adopt), the LGP Filing Persons believe that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are substantively and procedurally fair to the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act.

In particular, the LGP Filing Persons considered the following substantive factors, which are not presented in any relative order of importance:

•

the current and historical market prices of Company Common Stock, including the market performance of Company Common Stock relative to those of other participants in the Company’s industry and general market indices, and the fact that the Per Share Price represents a premium of 29% over the 90-day volume-weighted average price of Company Common Stock as of the Premium Reference Date (February 13, 2026);

•

the fact that the Special Committee unanimously determined that the terms of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair to and in the best interests of the Unaffiliated Company Stockholders and are substantively and procedurally fair to the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Exchange Act;

•

the fact that the Company Board, acting upon the Special Committee Recommendation, unanimously determined that the terms of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair to and in the best interests of the Company’s stockholders (in their capacity as such);

•	the fact that the Merger Agreement was approved by a majority of the directors of the Company Board who are not employees of the Company;

•

the fact that the Merger will provide liquidity for the unaffiliated security holders of the Company without the delays and risks of market volatility that would otherwise be necessary in order to liquidate the positions of larger holders and downward pressure on the price of shares of the Company Common Stock associated with the liquidation of such positions, and without incurring brokerage and other costs typically associated with market sales;

•

the likelihood that the Merger would be completed, based on, among other things, the limited number and nature of the conditions to the completion of the Merger, including the fact that there is no financing condition;

•	the potential risks to the Company of continuing to have publicly traded Company Common Stock, including the risks of market volatility and global uncertainty;

•

the fact that the Company has the ability to seek specific performance under the Merger Agreement to prevent breaches of the Merger Agreement and to specifically enforce the terms of the Merger Agreement, on the terms and subject to the conditions set forth therein;

•

the fact that, although the LGP Filing Persons are not entitled to, and did not, rely on the oral opinion of Centerview rendered to the Special Committee on February 17, 2026, which was subsequently confirmed by the delivery of a written opinion dated such date that, such opinion stated that as of such date and based upon and subject to the assumptions made, procedures followed, matters considered,

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and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Price to be paid to the holders of shares of Company Common Stock (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described below in the section of this information statement entitled “Special Factors—Opinion of Financial Advisor to the Special Committee—Centerview”;

•

the fact that, although the LGP Filing Persons are not entitled to, and did not, rely on the oral opinion of BofA Securities rendered to the Special Committee on February 17, 2026, which was subsequently confirmed by the delivery of a written opinion dated February 17, 2026, such opinion stated to the effect that, as of that date and based on and subject to the various assumptions made, procedures followed, factors considered, and limitations on the review undertaken, the Per Share Price to be received in the Merger by holders of shares of the Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) was fair, from a financial point of view, to such holders, as more fully described below in the section of this information statement entitled “Special Factors—Opinion of Financial Advisor to the Special Committee—BofA Securities”;

•

the fact that each of the Guarantors (as defined in the section of this information statement entitled “The Guaranty”) have, subject to the terms and conditions of the Guaranty (as defined in the section of this information statement entitled “The Guaranty”), guaranteed, severally and not jointly, the due and punctual payment, performance and discharge of such Guarantor’s applicable percentage of the payment obligations of the Buyer Parties with respect to the: (i) the Parent Termination Fee, (ii) any filing fees paid to any Governmental Authority under any Antitrust Law or FDI Law and (iii) certain reimbursement obligations for out-of-pocket costs and expenses of the Company and interest accrued thereon;

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the Debt Financing Commitment provided to Parent by the Financing Sources in connection with the Merger and the fact that such financing was committed concurrently with the execution of the Merger Agreement;

•	the fact that the Buyer Parties agreed to use reasonable best efforts to eliminate regulatory impediments to consummate the Merger pursuant to the terms of the Merger Agreement;

•

the fact that the LGP Filing Persons believe that the terms of the Merger Agreement provide the Company sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Merger or the termination of the Merger Agreement;

•	the fact that the Company Termination Fee payable by the Company to Parent is only payable in certain limited circumstances;

•

that the Special Committee was able to negotiate increases in the per share price from $6.25 per share offered in the LGP Original Proposal, to $6.75 per share offered in the LGP First Revised Proposal, to $6.90 per share offered in the LGP Second Revised Proposal, to $7.00 per share offered in the LGP Third Revised Proposal, representing an increase of 12% from the per share price offered in the LGP Original Proposal; and

•

the fact that the Principal Stockholders have executed the Support Agreement, pursuant to which, among other things, they have agreed to deliver a duly executed written consent approving and adopting any Specified Superior Proposal. For additional information, see the section of this information statement entitled “The Support Agreement.”

In addition, the LGP Filing Persons considered the following procedural factors, which are not presented in any relative order of importance:

•

the fact that the Special Committee and the Company Board were fully informed about the extent to which the interests of the LGP Filing Persons in the Merger differed from those of the unaffiliated security holders of the Company;

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•

the fact that, as more fully described in the section of this information statement entitled “Special Factors— Background of the Merger,” the LGP Filing Persons actively explored alternatives to the Merger and participated in the Strategic Alternatives Process prior to the submission of the LGP Original Proposal, including engaging in discussions and negotiations with third parties regarding the acquisition of the Company;

•

the fact that consideration and negotiation of the Merger Agreement were conducted under the control and supervision of the Special Committee, the members of which are not officers or employees of the Company, are not affiliated with any of the LGP Filing Persons, are disinterested under Delaware law and do not have any interests in the Merger different from, or in addition to, those of the unaffiliated security holders, other than as described in the section of this information statement entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger”;

•	the fact that, in considering the transaction with the LGP Filing Persons, the Special Committee acted to represent the interests of the Company and the unaffiliated security holders;

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the fact that, as of the date of this information statement, no member of the Company’s senior management has a substantial financial interest in the Merger that is different from, or in addition to, the interests of the unaffiliated security holders of the Company generally, except (i) as described in the section of this information statement entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” and (ii) that prior to the Effective Time, Parent (or its affiliates) may have discussions with certain of the Company’s employees (including certain of its executive officers) regarding employment or other retention terms and may enter into definitive agreements regarding employment, retention, or the right to purchase or participate in the equity of the Surviving Corporation or one or more of its affiliates in connection with the Merger (as further described in the section of this information statement entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger”);

•	the fact that the Special Committee retained, and had the benefit of advice from, nationally recognized legal and financial advisors;

•	the fact that the Per Share Price and the terms and conditions of the Merger were the result of the Special Committee’s extensive arm’s length negotiations with Parent;

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(i) the fact that the Special Committee had the full power and authority to negotiate the terms and conditions of any strategic transaction involving the Company (including the Merger), including to reject any proposals made by Parent or any other person, (ii) the fact that the Special Committee had no obligation to recommend to the Company Board that it approve the Merger Agreement, and (iii) the recognition by the Special Committee and the Company Board that it had no obligation to approve the Merger Agreement;

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the Company’s ability, under certain circumstances as set out in the Merger Agreement, to provide information to, or participate in discussions or negotiations with, third parties regarding any alternative acquisition proposal that constitutes, or is reasonably likely to lead to, a Superior Proposal;

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the Company’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement related to a Superior Proposal, subject to paying Parent a termination fee of $31,250,000 in cash, subject to and in accordance with the terms and conditions of the Merger Agreement;

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the availability of appraisal rights to the Company Stockholders who comply with all of the required procedures under Delaware law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their shares, so long as a sufficient quantum of shares of the Company Common Stock qualify as Dissenting Company Shares, and subject to compliance with Section 262 of the DGCL;

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•

the fact that, although Jonathan Seiffer, a Senior Partner of LGP, John Danhakl, a Managing Partner of LGP, J. Kristofer Galashan, a Partner of LGP, and Jeffrey Suer, a Partner of LGP, are each members of the Company Board, they are not members of the Special Committee, and neither they nor the LGP Filing Persons participated in the discussions or deliberations of the Special Committee and the Company Board regarding, nor have they received advice from the respective independent legal, financial or other advisors of the Special Committee as to, the fairness of the Merger;

•

that the Special Committee held thirteen formal meetings to discuss and evaluate LGP’s proposals and the transactions contemplated by the Merger Agreement and that each member of the Special Committee was actively engaged in the process; and

•

that the compensation provided to the members of the Special Committee in respect of their services was not contingent upon approval of the Merger or completion of the Transactions or any other transaction involving the Company.

The LGP Filing Persons also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:

•

(i) the fact that the unaffiliated security holders of the Company will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future, (ii) the risk that the Merger might not be completed in a timely manner or at all, and (iii) the fact that Parent and Merger Sub are newly formed entities with essentially no assets, other than the funding commitments of the Financing Sources and the rollover commitments of the Principal Stockholders and any Management Rollover Participants;

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the restrictions on the conduct of the Company’s business prior to the completion of the Merger set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Merger;

•	the negative effect that the pendency of the Merger, or a failure to complete the Merger, could potentially have on the Company’s business and relationships with its employees, vendors and customers;

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the restrictions set forth in the Merger Agreement on the ability of the Company and its Subsidiaries to solicit, propose, initiate or knowingly encourage the submission of acquisition proposals from third parties or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal during the pendency of the Merger;

•

the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of a termination fee of $31,250,000 in cash, and the processes required to terminate the Merger Agreement could discourage other potential acquirors from making a competing bid to acquire the Company;

•	the fact that the receipt of cash by a U.S. Holder in exchange for shares of Company Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes; and

•

the fact that the closing of the Merger is not conditioned upon the receipt of the affirmative vote of a “majority of the minority” of the Unaffiliated Company Stockholders or the unaffiliated security holders.

The LGP Filing Persons did not consider the liquidation value of the Company in determining their view as to fairness of the Merger to the unaffiliated security holders because the LGP Filing Persons consider the Company to be a viable going concern and view the trading history of Company Common Stock as an indication of the Company’s going concern value, and, accordingly, did not believe liquidation value to be relevant to a determination as to the fairness of the Merger.

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The LGP Filing Persons did not consider net book value, which is an accounting concept, in determining their view as to fairness of the Merger to the unaffiliated security holders because they believed that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and therefore not a relevant measure in the determination as to the fairness of the Merger. See the section of this information statement entitled “Where You Can Find More Information” for a description of how to obtain copies of the Company’s periodic reports.

The LGP Filing Persons did not establish a going concern value for the Company as a public company to determine the fairness of the Per Share Price to unaffiliated security holders because, following the Merger, the Company will have a different capital structure.

Other than as described in this information statement, the LGP Filing Persons were not aware of, and thus did not consider, any other firm offers made by any unaffiliated person during the past two years for (i) a merger or consolidation of the Company with another company, (ii) the sale or transfer of all or substantially all of the Company’s assets, or (iii) the purchase of all or a substantial portion of the shares that would enable such person to exercise control of or significant influence over the Company.

The LGP Filing Persons did not receive any reports, opinions or appraisals from any outside party materially related to the fairness of the Merger or the Per Share Price, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Merger to unaffiliated security holders.

The LGP Filing Persons did not find it practicable to assign, nor did they assign, specific relative weights to the individual factors that they considered in reaching their conclusion as to fairness. The LGP Filing Persons believe these factors provide a reasonable basis upon which to form their belief that the Merger is fair to the unaffiliated security holders. This belief should not, however, be construed as a recommendation to any unaffiliated security holder as to whether they should, and the LGP Filing Persons do not make any recommendation as to whether any unaffiliated security holder should, exercise their appraisal rights under the DGCL.

Opinion of Financial Advisor to the Special Committee — Centerview

On February 17, 2026, Centerview rendered to the Special Committee its oral opinion, subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Price to be paid to the holders of shares of Company Common Stock (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated February 17, 2026, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B to this information statement and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex B to this information statement. Centerview’s financial advisory services and opinion were provided solely for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of shares of Company Common Stock (other than Excluded Shares) of the Per Share Price to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transactions and does not constitute a recommendation to any Company Stockholder as to whether or not such Company Stockholder should take any action with respect to the Transactions, or to any other person as to how, if applicable, such Company Stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter.

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The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:

•	a draft of the Merger Agreement dated February 16, 2026, referred to in this summary of Centerview’s opinion as the “Draft Merger Agreement”;

•	Annual Reports on Form 10-K of the Company for the years ended December 31, 2024, December 31, 2023, and December 31, 2022;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•	certain publicly available research analyst reports for the Company;

•	certain other communications from the Company to its stockholders; and

•

certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company (including the January 2026 Stand Alone Projections) prepared by members of the Company’s management and furnished to Centerview by the Company and approved for its use by the Special Committee, for purposes of Centerview’s analysis (which are collectively referred to in this summary of Centerview’s opinion as the “Internal Data”).

Centerview also participated in discussions with members of the Company’s senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.

Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting, and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with the Special Committee’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at the Special Committee’s direction, that the Internal Data prepared by the Company (including, without limitation, the January 2026 Stand Alone Projections) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and Centerview relied, at the Special Committee’s direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at the Special Committee’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Centerview assumed, at the Special Committee’s direction, that the final executed Merger Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Merger Agreement reviewed by Centerview. Centerview also assumed, at the Special Committee’s direction, that the Transactions will be consummated on the terms set forth in the Merger Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification, or amendment of any term, condition, or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory, and other approvals, consents, releases, and waivers for the Transactions, no delay, limitation, restriction, condition, or other change will be

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imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transactions on such matters, under any state, federal or other laws relating to bankruptcy, insolvency, or similar matters. Centerview is not a legal, regulatory, tax, or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax, or accounting matters.

Centerview expressed no view as to, and Centerview’s opinion did not address, the Company’s underlying business decision to proceed with or effect the Transactions, or the relative merits of the Transactions as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the shares of Company Common Stock (other than Excluded Shares) of the Per Share Price to be paid to such holders pursuant to the Merger Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the Transactions, including, without limitation, the structure or form of the Transactions, or any other agreements or arrangements contemplated by the Merger Agreement or entered into in connection with or otherwise contemplated by the Transactions, including, without limitation, the fairness of the Transactions or any other term or aspect of the Transactions to, or any consideration to be received in connection therewith by, or the impact of the Transactions on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature, or any other aspect of any compensation to be paid or payable to any of the officers, directors, or employees of the Company or any party, or class of such persons in connection with the Transactions, whether relative to the Per Share Price to be paid to the holders of the shares of Company Common Stock pursuant to the Merger Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market, and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments, or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any Company Stockholder as to whether or not such holder should take any action with respect to the Transaction, or to any other person as to how, if applicable, such Company Stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter. Centerview’s financial advisory services and its written opinion were provided solely for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Summary of Centerview’s Financial Analysis

The following is a summary of each of the material financial analyses prepared by Centerview and reviewed with the Special Committee in connection with Centerview’s opinion, dated February 17, 2026. The order of the financial analyses described below does not represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of the Company. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In

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performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business, and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the Transactions. None of the Special Committee, the Company Board, the Company, Parent, Merger Sub, or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the Company do not purport to be appraisals or reflect the prices at which the Company may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 13, 2026 and is not necessarily indicative of current market conditions.

Selected Public Company Analysis

Centerview reviewed and compared certain financial information of the Company to corresponding financial information of certain publicly traded automotive services companies listed below that Centerview deemed relevant, based on its experience and professional judgment, to the Company (which companies are referred to in this summary of Centerview’s opinion as the “Centerview selected companies”).

Using publicly available information obtained from SEC filings and other data sources as of February 13, 2026, Centerview calculated, for each Centerview selected company, such Centerview selected company’s implied enterprise value (which is referred to in this summary of Centerview’s opinion as “EV”) (calculated as equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, restricted stock units, and other convertible securities) plus the book value of total debt and finance leases (excluding operating leases), non-controlling interests and certain liabilities, less cash and cash equivalents, and less certain other investments, in each case as applicable for each of the Centerview selected companies) as a multiple of Wall Street research analyst consensus estimates of such Centerview selected company’s estimated earnings before interest, taxes, depreciation, and amortization (which is referred to in this summary of Centerview’s opinion as “EBITDA”) for calendar year 2026. The Centerview selected companies reviewed and the results of this analysis are summarized as follows ($ in millions):

Centerview Selected Companies	EV	EV / 2026E EBITDA
Driven Brands Holdings Inc.	$4,425	8.5x
Monro, Inc.	$1,033	9.9x
Valvoline Inc.	$6,871	12.2x
Peer Median		9.9x

Although none of the Centerview selected companies is directly comparable to the Company, the Centerview selected companies were chosen by Centerview because, among other reasons, they are publicly traded companies with certain operational, business, and/or financial characteristics that, for purposes of Centerview’s analysis, may be considered similar to those of the Company. However, because none of the Centerview selected companies is exactly the same as the Company, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business, and/or financial characteristics of the Company and the Centerview selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.

Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected an EV to estimated calendar year 2026 EBITDA multiple reference range of 7.0x to 9.0x. In selecting this reference range, Centerview made qualitative judgments based on its experience

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and professional judgment concerning differences between the operational, business, and/or financial characteristics and prospects of the Company and the Centerview selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis.

Centerview applied the above EBITDA multiple reference range to an estimate of the Company’s estimated calendar year 2026 EBITDA of $360 million, reflecting Total Adjusted EBITDA of $364 million, excluding M&A 4-Wall Contribution of $4 million, each as disclosed in the section of this information statement entitled “Special Factors—Certain Unaudited Financial Projections—January 2026 Stand Alone Projections”, to derive a range of implied EVs for the Company. Centerview deducted the Company’s estimated net debt ($810 million of debt including finance leases, less $28 million of cash) as of December 31, 2025, as set forth in the Internal Data, from each of these ranges of implied EVs to derive a range of implied equity values for the Company. Centerview then divided these implied equity values by approximately 336.5 million, the number of fully diluted outstanding shares of Company Common Stock (calculated using the treasury stock method and taking into account outstanding options and restricted stock units) as of February 13, 2026, as set forth in the Internal Data, which resulted in a range of implied equity values per share of Company Common Stock of $5.20 to $7.30 (rounded to the nearest $0.05). Centerview then compared the results of the above analysis to the Per Share Price of $7.00 in cash per share of Company Common Stock to be paid to the holders of shares of Company Common Stock pursuant to the Merger Agreement.

Discounted Cash Flow Analysis

Centerview performed a discounted cash flow analysis of the Company based on the January 2026 Stand Alone Projections and other Internal Data. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns, and other appropriate factors.

In performing this analysis, Centerview calculated a range of implied enterprise values for the Company by discounting to present value, as of December 31, 2025, using discount rates ranging from 10.0% to 12.0% (based on Centerview’s analysis of the Company’s weighted average cost of capital determined using the capital asset pricing model and based on considerations that Centerview deemed relevant in its professional judgment and experience), and the mid-year convention: (i) the forecasted unlevered free cash flows of the Company over the period beginning January 1, 2026, and ending on December 31, 2030, as calculated from the January 2026 Stand Alone Projections and other Internal Data, as disclosed in the section of this information statement entitled “Special Factors—Certain Unaudited Financial Projections—Free Cash Flow Projections”; and (ii) a range of implied terminal enterprise values of the Company at the end of calendar year 2030, applying a range of exit multiples to the Company’s EBITDA for the last 12-month period ranging from 7.5x to 9.5x. Centerview then (a) subtracted from this range the value of the Company’s estimated net debt ($810 million of debt including finance leases less $28 million of cash) as of December 31, 2025, as set forth in the Internal Data; and (b) divided the resulting range approximately 336.5 million, by the number of fully diluted outstanding shares of Company Common Stock (calculated using the treasury stock method and taking into account outstanding options and restricted stock units) as of February 13, 2026, to derive a range of implied values per share of Company Common Stock of approximately $6.40 to $9.25, rounded to the nearest $0.05. Centerview compared this range to the Per Share Price of $7.00 in cash per share of Company Common Stock to be paid to the holders of shares of Company Common Stock pursuant to the Merger Agreement.

Other Factors

Centerview noted for the Special Committee certain additional factors for reference and informational purposes only, including, among other things, the following:

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Historical Stock Trading Price Analysis. Centerview reviewed historical closing trading prices of the shares of Company Common Stock during the 52-week period ended February 13, 2026, which reflected low and high stock closing prices for the shares of Company Common Stock during such period of $4.70 to $8.50 per share, respectively, rounded to the nearest $0.05.

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•

Analyst Price Target Analysis. Centerview reviewed stock price targets for the shares of Company Common Stock in publicly available Wall Street research analyst reports as of market close on February 13, 2026, which indicated low and high stock price targets for the shares of Company Common Stock ranging from $5.25 to $11.00 per share, respectively.

General

The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses. The Special Committee did not impose any limitations on Centerview with respect to the analysis conducted or procedures followed in rendering Centerview’s opinion.

Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Special Committee in its evaluation of the Transactions. Consequently, the analyses described above should not be viewed as determinative of the views of the Special Committee, the Company Board, or management of the Company with respect to the Per Share Price or as to whether the Special Committee or the Company Board would have been willing to determine that a different consideration was fair. The consideration for the transaction was determined through arm’s-length negotiations between the Special Committee and Parent and was approved by the Special Committee and the Company Board. Centerview provided advice to the Special Committee during these negotiations. Centerview did not, however, recommend any specific amount of consideration to the Company, the Special Committee, or the Company Board or that any specific amount of consideration constituted the only appropriate consideration for the Transactions.

Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its current engagement in connection with the Transactions, Centerview had not been engaged to provide financial advisory or other services to the Company, and Centerview did not receive any compensation from the Company during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Parent or Merger Sub, and Centerview did not receive any compensation from Parent or Merger Sub during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to LGP and Centerview did not receive any compensation from LGP during such period. Centerview may provide investment banking and other services to or with respect to the Company, Parent, or Merger Sub or their respective affiliates, including portfolio companies of LGP, in the future, for which Centerview may receive compensation. In addition, Centerview Capital Consumer, a consumer-focused private equity business that is related to Centerview, co-invested in 2014, and remains a co-investor, through various investment vehicles, with LGP in Karman Topco, L.P., a Delaware limited partnership (“Karman Topco”), whose sole investment is Advantage Solutions, Inc. (“Advantage Solutions”), a publicly traded Delaware corporation, and certain employees of Centerview and its affiliates have ownership interests in one or more of the foregoing investment vehicles, including, with respect to certain members of the deal team that advised the Special Committee, passive ownership interests. As of the date of its written opinion, Centerview Capital Consumer’s investment in Karman Topco was valued at less than $5 million, the Centerview Capital Consumer sponsor entity’s investment in Advantage Solutions was valued at approximately $15 million, and the passive ownership interests in the relevant investment vehicles owned by the members of the team that advised the Special Committee were valued at less than $15,000 in the aggregate. Certain (i) of Centerview’s and their affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell, or trade in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, LGP or any of their respective affiliates, including portfolio companies of LGP, or any other party that may be involved in the Transactions.

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The Special Committee selected Centerview as its financial advisor in connection with the Transactions based on the strength of Centerview’s credentials, relevant industry and special committee experience, and independence. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions.

In connection with Centerview’s services as the financial advisor to the Special Committee, the Company has agreed to pay Centerview an aggregate fee of $6.5 million, $500,000 of which was payable five business days following the execution of the Engagement Letter, dated February 12, 2026, by and between the Special Committee, the Company, and Centerview, $3 million of which was payable upon the rendering of Centerview’s opinion and $3 million of which is payable contingent upon the consummation of the Transactions. In addition, the Company has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.

The written opinion of Centerview will be available for any interested equity security holder of the Company (or any representative of such equity security holder who has been so designated in writing) to inspect and copy at the Company’s principal executive offices during regular business hours.

Other Presentations by Centerview

In addition to the presentation made to the Special Committee on February 17, 2026, the date on which Centerview rendered its opinion, which presentation has been filed with the SEC as an exhibit to the Schedule 13E-3 and is described above, Centerview presented to the Special Committee on January 9, 2026, and January 16, 2026. The preliminary presentations of Centerview on these dates are referred to in this summary of Centerview’s opinion as the “Preliminary Centerview Presentations.” A copy of the written Preliminary Centerview Presentation presented to the Special Committee on (i) January 9, 2026, has been filed as exhibit (c)(5) to the Schedule 13E-3 (this was a joint presentation of Centerview and Bank of America) and (ii) January 16, 2026 has been filed as exhibit (c)(4) to the Schedule 13E-3. The written Preliminary Centerview Presentations will be available for any interested equity security holder of the Company (or any representative of such equity security holder who has been so designated in writing) to inspect and copy at the Company’s principal executive offices during regular business hours.

The following summaries of the Preliminary Centerview Presentations do not purport to be complete descriptions of the Preliminary Centerview Presentations or of the preliminary financial analyses performed by Centerview and, as applicable, presented in the Preliminary Centerview Presentations. The Preliminary Centerview Presentation presented by Centerview and Bank of America to the Special Committee on January 9, 2026, filed as exhibit (c)(5) to the Schedule 13E-3, contains, among other information, (i) financial advisor workstream updates and (ii) a review of the January 2026 Stand Alone Projections, including an overview of the key assumptions underlying such projections, comparisons to publicly available equity research analyst estimates, projected capital expenditures and free cash flow, and a discussion of potential risks and opportunities for the Company associated with such projections. The Preliminary Centerview Presentation presented by Centerview to the Special Committee on January 16, 2026, filed as exhibit (c)(4) to the Schedule 13E-3, contains, among other information, (a) a summary of the LGP Original Proposal and preliminary financial analyses of that proposal; (b) an overview of the Company’s historical performance; (c) an overview of the January 2026 Stand Alone Projections; (d) a review of the January 2026 Stand Alone Projections compared to Wall Street research analyst consensus estimates; (e) an overview of the price history for shares of Company Common Stock; (f) an overview of historical trading multiples of the Company and the Centerview selected companies; (g) an overview of current public market conditions; (h) a preliminary selected publicly companies analysis, which is substantively similar to the financial analysis described above under “Selected Public Companies Analysis”; (i) a preliminary discounted cash flow analysis, which is substantively similar to the financial analysis described above under “Discounted Cash Flow Analysis”; and (j) for reference and informational purposes only, (A) a preliminary historical stock trading price analysis, which is substantively similar to the financial analysis described above

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under “Historical Stock Trading Price Analysis”, and (B) a preliminary analyst price target analysis, which is substantively similar to the financial analysis described above under “Analyst Price Target Analysis” (clauses (h), (i), and (j) collectively, the “Centerview Preliminary Analyses”).

Each of the analyses included in the Centerview Preliminary Analyses was substantively similar to the corresponding financial analysis described above under “Summary of Centerview’s Financial Analysis”, but were based on preliminary financial data and assumptions, subject to further updating and subject to the final financial analyses presented to the Special Committee on February 17, 2026, by Centerview, which is summarized above and which superseded all Centerview Preliminary Analyses. The principal differences include the following:

(i)

with respect to the selected public companies analysis, (a) the preliminary analysis reflected an estimated calendar year 2026 EBITDA multiple reference range of 6.5x to 8.5x, which was subsequently updated to 7.0x to 9.0x in the corresponding financial analysis described above, and (b) the final analysis described above also reflected updated market data and updated financial inputs, resulting in a change to the range of implied equity values per share from (x) $4.70 to $6.85 (rounded to the nearest $0.05) to (y) $5.20 to $7.30 (rounded to the nearest $0.05);

(ii)

with respect to the discounted cash flow analysis, (a) the preliminary analysis reflected a range of exit multiples to the Company’s EBITDA for the last 12-month period ranging from 7.0x to 9.0x, which was subsequently updated to 7.5x to 9.5x in the corresponding financial analysis described above, and (b) the final analysis described above also reflected updated market data and updated financial inputs, resulting in a change to the implied equity value per share range from (x) $6.00 to $8.80 to (y) $6.40 to $9.25;

(iii)

with respect to the historical stock trading price analysis, the preliminary analysis reflected low and high stock closing prices for the shares of Company Common Stock for the 52-week period ended January 14, 2026, which period was subsequently updated to the 52-week period ended February 13, 2026, in the corresponding financial analysis described above; however, such updates resulted in no changes to the low and high stock closing prices for the shares of Company Common Stock of $4.70 to $8.50 per share, respectively (rounded to the nearest $0.05); and

(iv)

with respect to the analyst price target analysis, the preliminary analysis reflected low and high stock price targets for the shares of Company Common Stock in publicly available Wall Street research analyst reports as of market close on January 14, 2026, which measurement date was subsequently updated to February 13, 2026, in the corresponding financial analysis described above; however, such updates resulted in no changes to the low and high stock price targets for the shares of Company Common Stock of $5.25 to $11.00 per share, respectively.

The Preliminary Centerview Presentations do not constitute, or form the basis of, an opinion of Centerview with respect to the Per Share Price payable under the Merger Agreement and the preliminary financial analyses therein were based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date on which Centerview performed such analyses. Accordingly, the results of the financial analyses throughout Centerview’s work for the Special Committee may have differed due to changes in those conditions and other information.

Opinion of Financial Advisor to the Special Committee — BofA Securities

The Special Committee has retained BofA Securities to act as a financial advisor to the Special Committee in connection with the Merger. BofA Securities is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. The Special Committee selected BofA Securities to act as a financial advisor to the Special Committee in connection with the Merger on the basis of, among other things, BofA

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Securities’ familiarity with the Company and its business (including the knowledge obtained from BofA Securities’ efforts on behalf of the Company during the Strategic Alternatives Process), its reputation in the investment community, and its knowledge and experience in the Company’s industry and public company transactions similar to the Merger.

On February 17, 2026, at a meeting of the Special Committee held to evaluate the proposed terms and conditions of the Merger, BofA Securities delivered to the Special Committee its oral opinion, which was confirmed by the delivery of a written opinion dated February 17, 2026, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Per Share Price to be received in the Merger by holders of shares of the Company Common Stock (other than Owned Company Shares and Dissenting Company Shares), was fair, from a financial point of view, to such holders.

The full text of BofA Securities’ written opinion, dated February 17, 2026, to the Special Committee, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this information statement and is incorporated by reference herein in its entirety. The following summary of BofA Securities’ opinion is qualified in its entirety by reference to the full text of the opinion. BofA Securities delivered its opinion to the Special Committee (in its capacity as such) for the benefit and use of the Special Committee in connection with and for purposes of its evaluation of the Merger. BofA Securities’ opinion does not address any other terms or other aspects or implications of the Merger (other than the Per Share Price to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Merger, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise, and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Securities expressed no opinion or recommendation as to how any Company Stockholder should vote or act in connection with the Merger or any other matter.

In connection with rendering its opinion, BofA Securities, among other things:

(1)	reviewed certain publicly available business and financial information relating to the Company;

(2)

reviewed certain internal financial and operating information with respect to the business, operations, and prospects of the Company furnished to or discussed with BofA Securities by the management of the Company and approved for BofA Securities’ use by the Special Committee, including the January 2026 Stand Alone Projections. For more information about the January 2026 Stand Alone Projections, see the section of this information statement entitled “Special Factors—Certain Unaudited Financial Projections”;

(3)	discussed the past and current business, operations, financial condition, and prospects of the Company with members of senior management of the Company and the Special Committee;

(4)	reviewed the trading history for the Company Common Stock and a comparison of that trading history with the trading histories of other companies BofA Securities deemed relevant;

(5)	compared certain financial and stock market information of the Company with similar information of other companies BofA Securities deemed relevant;

(6)	compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions BofA Securities deemed relevant;

(7)

considered the results of BofA Securities’ efforts on behalf of the Company to solicit, at the direction of the Company (including, following its formation, at the direction of the Special Committee), indications of interest and definitive proposals from third parties with respect to a possible acquisition of the Company;

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(8)	reviewed the Merger Agreement; and

(9)	performed such other analyses and studies and considered such other information and factors as BofA Securities deemed appropriate.

In arriving at its opinion, BofA Securities assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with BofA Securities and relied upon the assurances of the management of the Company and the Special Committee that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the January 2026 Stand Alone Projections, BofA Securities was advised by the management of the Company, and assumed at the direction of the Special Committee, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company. BofA Securities relied, at the direction of the Special Committee, upon the assessments of the management of the Company as to the potential impact of market, governmental and regulatory trends, and developments relating to or affecting the Company and its business. BofA Securities did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor did it make any physical inspection of the properties or assets of the Company. BofA Securities did not evaluate the solvency or fair value of the Company or Parent under any state, federal, or other laws relating to bankruptcy, insolvency, or similar matters. BofA Securities assumed, at the direction of the Special Committee, that the Merger would be consummated in accordance with its terms, without waiver, modification, or amendment of any material term, condition, or agreement and that, in the course of obtaining the necessary governmental, regulatory, and other approvals, consents, releases, and waivers for the Merger, no delay, limitation, restriction, or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on the Company or the contemplated benefits of the Merger.

BofA Securities expressed no view or opinion as to any terms or other aspects or implications of the Merger (other than the Per Share Price to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Merger, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. BofA Securities’ opinion was limited to the fairness, from a financial point of view, of the Per Share Price to be received by the holders of the Company Common Stock (other than holders of Owned Company Shares or Dissenting Company Shares) and no opinion or view was expressed with respect to any consideration received in connection with the Merger by the holders of any other class of securities, creditors, or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature, or any other aspect of any compensation to any of the officers, directors, or employees of any party to the Merger, or class of such persons, relative to the Per Share Price or otherwise, or as to any consideration or other direct or indirect benefits to be received in connection with the Merger or related transactions by Parent or its affiliates, including by LGP, in its capacity as the indirect controlling shareholder of the Company. Furthermore, no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Securities did not express any view or opinion with respect to, and BofA Securities relied, at the direction of the Special Committee, upon the assessments of the Company, its representatives, and the Special Committee regarding legal, regulatory, accounting, tax, and similar matters relating to the Company, Parent, and the Merger (including the contemplated benefits of the Merger), as to which BofA Securities understands that the Company obtained such advice as it deemed necessary from qualified professionals. In addition, BofA Securities expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any other matter. The Special Committee imposed no other limitations on the investigations made or procedures followed by BofA Securities in rendering its opinion.

BofA Securities’ opinion was necessarily based on financial, economic, monetary, market, and other conditions and circumstances as in effect on, and the information made available to BofA Securities as of, the date of its

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opinion. BofA Securities’ opinion noted that the credit, financial, and stock markets have been experiencing unusual volatility and BofA Securities expressed no opinion or view as to any potential effects of such volatility on the Company or the Merger. It should be understood that subsequent developments may affect its opinion, and BofA Securities does not have any obligation to update, revise, or reaffirm its opinion. The issuance of BofA Securities’ opinion was approved by a fairness opinion review committee of BofA Securities.

The following represents a summary of the material financial analyses presented by BofA Securities to the Special Committee in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Securities. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Securities.

Company Financial Analyses.

Selected Publicly Traded Companies Analysis. BofA Securities reviewed publicly available financial and stock market information for the Company and the following 7 publicly traded companies, which were divided into two groups: automotive services companies (“Auto Service Companies”) and other reference companies (“Other Reference Companies”) comprising of automotive parts companies.

Auto Service Companies	EV ($M)	2026 Estimated Adjusted EBITDA ($M)	EV / 2026 Estimated EBITDA
Valvoline Inc.	6,868	580	11.9x
Driven Brands Holdings Inc.	4,409	515	8.6x

Other Reference Companies	EV ($M)	2026 Estimated Adjusted EBITDA ($M)	EV / 2026 Estimated EBITDA
O’Reilly Automotive, Inc.	87,763	4,268	20.6x
AutoZone, Inc.	74,475	4,479	16.6x
Boyd Group Services Inc.	5,613	340	16.5x
Monro, Inc.	1,005	112	9.0x
Advance Auto Parts, Inc.	4,003	639	6.3x

BofA Securities selected the publicly traded companies based on its professional judgment and experience. BofA Securities also reviewed enterprise values (“EV”) of the selected publicly traded companies, calculated as equity values based on closing stock prices on February 13, 2026, plus debt and debt-like items, preferred stock and minority interests, finance lease obligations (excluding operating lease obligations) and less cash and cash equivalents, as a multiple of calendar year 2026 estimated earnings before interest, taxes, depreciation and amortization, unburdened for stock-based compensation, and excluding certain other non-recurring adjustments and impairment charges (“Adjusted EBITDA”). The EV, calendar year 2026 estimated Adjusted EBITDA and corresponding EV / calendar year 2026 estimated Adjusted EBITDA multiples for each of the selected publicly traded companies are presented above. Based on the foregoing, the median EV / calendar year 2026 estimated Adjusted EBITDA multiples observed for the Auto Service Companies and the Other Reference Companies were 10.2x and 16.5x, respectively. The Other Reference Companies were reviewed for reference purposes only and were not used by BofA Securities to derive the EV / calendar year 2026 estimated Adjusted EBITDA multiple range below. BofA Securities also reviewed EV / calendar year 2026 estimated Adjusted EBITDA multiples observed for the Company based on both its closing stock price as of October 17, 2025, the last trading day prior to market reporting that the Company was holding conversations with its advisors about a potential review of its strategic options, and February 13, 2026, which were 6.6x and 7.6x, respectively.

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BofA Securities then applied EV / calendar year 2026 estimated Adjusted EBITDA multiples of 6.5x to 8.5x, based on its review of the Auto Service Companies and taking into account the trading multiples observed for the Company, to the Company’s calendar year 2026 estimated Adjusted EBITDA of $364 million, as set forth in the January 2026 Stand Alone Projections (defined therein as “Total Adjusted EBITDA”), to calculate ranges of implied EVs for the Company. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated financial data of the Company were based on the January 2026 Stand Alone Projections. BofA Securities then calculated implied per share equity value reference ranges for the Company by deducting the Company’s estimated net debt of $782 million (consisting of debt of $810 million based on calendar year 2025 actual figures, less $28 million in cash and cash equivalents based on estimates provided by the management of the Company), from such EVs and dividing the result by the number of fully-diluted outstanding shares as of February 13, 2026 (pursuant to the treasury stock method based on information provided by the management of the Company). This analysis indicated the following approximate implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the Per Share Price:

Implied Per Share Equity Value Reference Ranges for the Company	Per Share Price
2026E EV/Adjusted EBITDA $4.70 - $6.85	$7.00

No company used in this analysis is identical or directly comparable to the Company. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which the Company was compared.

Selected Precedent Transactions Analysis. BofA Securities reviewed, to the extent publicly available, financial information relating to the following 7 selected transactions involving companies in the automotive parts and services sector:

Date Announced	Acquiror(s)	Target	EV ($M)	LTM Adjusted EBITDA ($M)	EV / LTM Adjusted EBITDA
December 2005	CSK Auto Corporation	Murray’s Inc.	170	20	8.5x
April 2008	Midas, Inc.	Assets of G.C. & K.B. Investments, Inc. and its affiliates that franchise and sub-franchise SpeeDee stores.	20.8	2	10.4x
April 2008	O’Reilly Automotive, Inc.	CSK Auto Corporation	1,000	110.9	8.8x
February 2012	The Gores Group, LLC	The Pep Boys – Manny, Moe & Jack	1,000	165.2	6.1x
March 2012	TBC Corporation	Midas Inc.	310	32	9.7x
February 2025	Valvoline Inc.	Breeze Autocare business owned by Greenbriar Equity Group, L.P.	625	58.4	10.7x

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Date Announced	Acquiror(s)	Target	EV ($M)	LTM Adjusted EBITDA ($M)	EV / LTM Adjusted EBITDA
February 2025	Express Wash Operations, LLC d/b/a Whistle Express Wash	Driven Brands Holdings Inc.’s U.S. car wash business segment.	385	76.9	5.0x

BofA Securities reviewed transaction values, calculated as the EV implied for the target company based on the consideration payable in the selected transaction, as a multiple of the target company’s preceding twelve months Adjusted EBITDA (“LTM Adjusted EBITDA”). The EV, LTM Adjusted EBITDA and corresponding EV / LTM Adjusted EBITDA multiples for each of the selected transactions are presented above. Based on the foregoing, the mean and median of the multiples obtained by dividing EV by the LTM Adjusted EBITDA for the selected transactions were 8.5x and 8.8x, respectively.

BofA Securities then applied EV / LTM Adjusted EBITDA multiples of 8.0x to 10.5x, derived from the selected transactions, to the Company’s calendar year 2025 Adjusted EBITDA of $345 million to calculate ranges of implied EVs for the Company. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated financial data of the Company were based on information provided by the Company’s management. BofA Securities then calculated implied per share equity value reference ranges for the Company by deducting the Company’s estimated net debt of $782 million (consisting of debt of approximately $810 million based on calendar year 2025 actual figures less $28 million in cash and cash equivalents based on estimates provided by the management of the Company), from such EVs and dividing the result by the number of fully-diluted outstanding shares as of February 13, 2025 (pursuant to the treasury stock method, based on information provided by the management of the Company). This analysis indicated the following approximate implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the Per Share Price:

Implied Per Share Equity Value Reference Ranges for the Company	Per Share Price
2025A EV/LTM Adjusted EBITDA $5.90 - $8.45	$7.00

No company, business or transaction used in this analysis is identical or directly comparable to the Company or the Merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which the Company and the Merger were compared.

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Discounted Cash Flow Analysis. BofA Securities performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that the Company was forecasted to generate during the Company’s fiscal years 2026 through 2030 based on the January 2026 Stand Alone Projections set forth under the section of this information statement captioned “Special Factors—Certain Unaudited Financial Projections.” BofA Securities calculated terminal values for the Company by applying an Adjusted EBITDA exit multiple range of 7.0x to 9.0x, based on BofA Securities’ professional judgment and experience, to the Company’s fiscal year 2030 estimated Adjusted EBITDA of $572 million, as set forth in the January 2026 Stand Alone Projections (defined therein as “Total Adjusted EBITDA”), as adjusted to include a normalized depreciation and amortization equal to 90.7% of capital expenditure. The cash flows and terminal values were then discounted to present value as of December 31, 2025, assuming a year-end convention for cash flows, using discount rates ranging from 10.0% to 11.5%, which were based on an estimate of the Company’s weighted average cost of capital, as estimated by BofA Securities based on its professional judgment and experience. This analysis indicated the following approximate implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the Per Share Price:

Implied Per Share Equity Value Reference Ranges for the Company Discounted Cash Flow Analysis	Per Share Price
$6.10 - $8.75	$7.00

Other Factors.

In rendering its opinion, BofA Securities also reviewed and considered other factors, including:

•

historical trading prices and trading volumes of the Company Common Stock during the one-year period ended February 13, 2026, which ranged from $4.68 to $8.49 per share, as compared to the Per Share Price of $7.00 per share; and

•

certain publicly available equity research analyst stock price target ranges for the Company common stock as of February 13, 2026, which ranged from $5.25 to $11.00 per share, with a median stock price target of $8.00 per share, as compared to the Per Share Price of $7.00 per share.

Other BofA Securities Materials

In addition to the presentation made to the Special Committee on February 17, 2026, the date on which BofA Securities delivered its opinion, as described above, BofA Securities made other preliminary presentations to the Special Committee on January 9, 2026 (together with Centerview) and January 16, 2026 (collectively, the “Preliminary BofA Securities Presentation Materials”). Copies of the Preliminary BofA Securities Presentation Materials provided to the Special Committee by BofA Securities have been filed as an exhibit to the Schedule 13E-3 filed with the SEC in connection with the Merger. None of the Preliminary BofA Securities Presentation Materials, alone or together, constitutes an opinion of BofA Securities with respect to the Per Share Price, or otherwise.

The materials dated January 9, 2026 and filed as exhibit (c)(5) to the Schedule 13E-3 included (a) financial advisor workstream updates and (b) a review of the January 2026 Standalone Projections, including an overview of the key assumptions underlying such projections, comparisons to publicly available equity research analyst estimates, projected capital expenditures and free cash flow, and a discussion of potential risks and opportunities for the Company associated with such projections.

The materials dated January 16, 2026 and filed as exhibit (c)(7) to the Schedule 13E-3 included (a) an overview of the LGP Original Proposal, (b) an overview of the historical performance of the Company’s share price, both on a standalone basis and as compared to certain other participants in the Company’s industry, (c) certain publicly available equity research analyst stock price target ranges for the Company Common Stock as of January 13, 2026, (d) a review of the January 2026 Stand Alone Projections, including in relation to publicly available equity research analyst

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estimates, (e) BofA Securities’ preliminary financial analysis of the Company at a range of illustrative share prices, (f) an overview of historical trading multiples of the Company and the Auto Service Companies, (g) a selected publicly traded companies analysis, which is substantially similar to the financial analysis described above under “Selected Publicly Traded Companies Analysis”, (h) a selected precedent transactions analysis, which is substantially similar to the financial analysis described above under “Selected Precedent Transactions Analysis” and (i) a preliminary discounted cash flow analysis, which is substantially similar to the financial analysis described above under “Discounted Cash Flow Analysis” (clauses (g), (h) and (i) collectively, the “Preliminary Analyses”).

The Preliminary Analyses are substantially similar in methodology to the corresponding financial analyses described above under “Company Financial Analyses”, but were based on preliminary financial data and assumptions, which were subsequently updated. The principal differences include:

(i)

with respect to the selected publicly traded companies analysis, the corresponding financial analysis described above reflects updated market data for the selected companies and updated financial inputs for the Company to reflect actual full-year 2025 results, resulting in a change to the implied equity value per share range from $4.75–$6.95 to $4.70–$6.85;

(ii)

with respect to the selected precedent transactions analysis, the corresponding financial analysis described above reflects updated financial inputs for the Company to reflect actual full-year 2025 results, resulting in a change to the implied equity value per share range from $5.90–$8.50 to $5.90–$8.45; and

(iii)

with respect to the discounted cash flow analysis, (a) the preliminary analysis reflected a discount rate range of 10% to 12%, which was subsequently updated to 10% to 11.5% in the corresponding financial analysis described above, and (b) the corresponding financial analysis described above reflects updated financial inputs for the Company to reflect actual full-year 2025 results, with such updates resulting in a change to the implied equity value per share range from $6.00–$8.80 to $6.10–$8.75.

The Preliminary BofA Securities Presentation Materials were for discussion purposes only and did not present any findings or make any recommendations or constitute an opinion of BofA Securities with respect to the fairness of the Per Share Price or otherwise. The financial analyses performed by BofA Securities in relation to its opinion dated February 17, 2026, and included as Annex C to this information statement and filed as exhibit (c)(2) to the Schedule 13E-3, which is summarized above under the caption “Special Factors—Opinion of Financial Advisor to the Special Committee—BofA Securities,” superseded all analyses and information presented in the Preliminary BofA Securities Presentation Materials.

The reports and opinion referenced in this section of this information statement will be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested equity security holder of the Company or his, her or its representative who has been so designated in writing.

Miscellaneous

As noted above, the discussion set forth above is a summary of the material financial analyses presented by BofA Securities to the Special Committee in connection with its opinion and is not a comprehensive description of all analyses undertaken by BofA Securities in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Securities believes that its analyses summarized above must be considered as a whole. BofA Securities further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Securities’ analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

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In performing its analyses, BofA Securities considered industry performance, general business, economic conditions, and other matters, many of which are beyond the control of the Company. The estimates of the future performance of the Company in or underlying BofA Securities’ analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Securities’ analyses. These analyses were prepared solely as part of BofA Securities’ analysis of the fairness, from a financial point of view, of the Per Share Price and were provided to the Special Committee in connection with the delivery of BofA Securities’ opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Securities’ view of the actual values of the Company.

The type and amount of consideration payable in the Merger were determined through arm’s-length negotiations between the Special Committee and Parent, rather than by any financial advisor, and was approved by the Special Committee and the Company Board. The decision to enter into the Merger Agreement was solely that of the Special Committee and the Company Board. As described above, BofA Securities’ opinion and analyses were only one of many factors considered by the Special Committee in its evaluation of the Merger and should not be viewed as determinative of the views of the Special Committee or management with respect to the Merger or the Per Share Price.

The Company has agreed to pay BofA Securities for its services in connection with the Merger an aggregate fee of $12.5 million, $2.50 million of which was payable in connection with the delivery of its opinion and $10 million of which is payable contingent upon the consummation of the Merger. The Company also has agreed to reimburse BofA Securities for certain of its expenses incurred in connection with BofA Securities’ engagement and to indemnify BofA Securities, any of its affiliates, its and their respective directors, officers, employees and agents and any controlling person of BofA Securities or any of its affiliates against specified liabilities.

BofA Securities and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services, and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Securities and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions, or trade or otherwise effect transactions in equity, debt, or other securities or financial instruments (including derivatives, bank loans or other obligations) of (i) the Company and certain of its affiliates, and (ii) LGP and certain of LGP’s affiliates and portfolio companies. As of the close of trading on February 17, 2026, the date of BofA Securities’ written opinion, BofA Securities and its affiliates directly owned in a non-fiduciary basis shares of Company Common Stock having a market value of approximately $1 million as of such date, representing less than 0.5% of the outstanding common stock of the Company as of such date.

BofA Securities and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking, and other financial services to the Company and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as administrative agent, collateral agent, co-lead arranger, bookrunner for, and/or a lender under, certain term loans, letters of credit and other credit facilities of the Company and certain of its affiliates. From January 1, 2024, through December 31, 2025, BofA Securities and its affiliates derived aggregate revenues from the Company and its affiliates of approximately $5 million for investment and corporate banking services.

In addition, BofA Securities and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking, and other financial services to LGP and certain of LGP’s

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affiliates and portfolio companies and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to certain LGP portfolio companies in connection with certain sale transactions, (ii) having acted or acting as lender under certain term loans, letters of credit, leasing, credit and other facilities of LGP and certain of its affiliates and portfolio companies, (iii) having acted or acting as manager or underwriter for certain equity and debt offerings of certain LGP affiliates and portfolio companies, (iv) having provided or providing certain treasury management services and products to LGP and certain of its affiliates and portfolio companies, and (v) having provided or providing certain derivatives and foreign exchange trading services to LGP and certain of its affiliates and portfolio companies. From January 1, 2024, through December 31, 2025, BofA Securities and its affiliates derived aggregate revenues from LGP and its affiliates and portfolio companies of approximately $100 million for investment and corporate banking services.

As of the date of its written opinion, BofA Securities and its affiliates were working with LGP and its affiliates and portfolio companies on one or more investment and corporate banking matters unrelated to the Merger and BofA Securities believes, based on the information available to it as of the date of its written opinion, that the aggregate revenues BofA Securities and its affiliates will derive from LGP and its affiliates and portfolio companies for those concurrent investment and corporate banking services will be materially more than the fees payable to BofA Securities for its services in connection with the Merger. In the ordinary course of its respective businesses, BofA Securities and its affiliates (including certain members of BofA Securities’ deal team working with the Company and the Special Committee on the Merger) has pitched, is currently pitching, and/or will continue to pitch, additional investment and corporate banking services unrelated to the Merger to LGP and its affiliates and portfolio companies but how much, if any, additional investment and corporate banking business and revenues will result from those efforts is subject to numerous factors beyond the control of BofA Securities and its affiliates.

Certain Unaudited Financial Projections

The Company does not, as a matter of course, publicly disclose long-term forecasts or internal projections of its future financial performance, due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates, especially in respect of projections covering extended periods of time. However, certain unaudited financial projections of the Company, prepared by the Company’s management, as more fully described below, were made available:

•	to the Special Committee in connection with the Special Committee’s evaluation of a potential transaction with LGP and other potential counterparties;

•

to the Company Board in connection with the Company Board’s evaluation of potential strategic alternatives for the Company, including a potential transaction with LGP and other potential counterparties;

•

to Centerview for its use and reliance in connection with its financial analyses and opinion described in the section of this information statement entitled “Special Factors—Opinion of Financial Advisor to the Special Committee—Centerview”;

•

to BofA Securities for its use and reliance in connection with its financial analyses and opinion described in the section of this information statement entitled “Special Factors—Opinion of Financial Advisor to the Special Committee—BofA Securities”;

•	prior to delivery of the LGP Original Proposal, to LGP in connection with its assistance to the Company and the Company Board in their evaluation of potential strategic alternatives; and

•

to the Round 1 Potential Acquirors and the other parties that executed a confidentiality and non-disclosure agreement with the Company in September 2025 or October 2025, as described in greater detail in the section of this information statement entitled “Special Factors—Background of the Merger,” to facilitate the due diligence review by such parties.

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The inclusion of the unaudited financial projections in this information statement should not be regarded as an indication that the Special Committee, the Company Board, the Company, the Principal Stockholders or any of their respective affiliates, officers, directors, advisors or other representatives (including financial advisors) or any other person considered, or now considers, such information necessarily predictive of actual future results, a guarantee of performance or otherwise material given the inherent risks and uncertainties associated with such projections. The unaudited financial projections described below are included in this information statement solely to give Company Stockholders access to information that was made available to the persons described above and in the remainder of this section of this information statement, including each of the Special Committee, the Company Board, the Principal Stockholders and their respective financial advisors. By including the unaudited financial projections in this information statement, none of the Company, the Buyer Parties, the Principal Stockholders or any of their respective affiliates, officers, directors, advisors or other representatives (including financial advisors) has made or makes any representation to any Company Stockholder regarding the information included in the unaudited financial projections or the Company’s ultimate performance as compared to the information in the unaudited financial projections.

August 2025 Acquiror Projections

In connection with the Company Board’s consideration of potential strategic alternatives and discussions with potential counterparties, in the summer of 2025 the Company Board directed the Company’s management to update its ordinary course financial projections for the Company to reflect the updated view of the Company’s management regarding the Company’s projected financial performance for fiscal years 2025 through 2030. On August 10, 2025, the Company Board approved the August 2025 Acquiror Projections for provision to the potential bidders in the Strategic Alternatives Process and for use by BofA Securities and Financial Advisory Firm A in their continued financial analyses.

The August 2025 Acquiror Projections assumed that the Company would be privately held by the end of fiscal year 2025 and, accordingly, included approximately $4,100,000 in public company cost savings in projected total adjusted EBITDA for fiscal year 2025 and thereafter. The August 2025 Acquiror Projections also separately illustrated maturity adjustments, representing the difference between (i) the year three target revenue (per the Company’s financial model for newly opened sites) and (ii) the current revenue of sites that were opened within 36 months of the end of each year in the projection period, as well as full-year projections of acquired stores (collectively, “Maturity Adjustment”). The Maturity Adjustment was included to aid potential acquirors in obtaining financing.

The August 2025 Acquiror Projections further assumed that: (i) the Company’s sites opened or acquired prior to fiscal year 2022 would grow by approximately 3% annually on average for fiscal years 2026 through 2030; (ii) the Company’s sites opened or acquired in fiscal years 2023 through 2025 would grow and mature at a similar rate to sites opened or acquired prior to fiscal year 2023; (iii) targeted membership price increases would result in approximately 3% revenue growth annually in fiscal years 2027 through 2030; (iv) the Company would open an increasing number of new sites annually, from 30 in fiscal year 2025 to 44 in fiscal year 2030, for a total of 219 new sites during the projection period; and (v) the Company would acquire 10 sites annually between fiscal years 2026 and 2030, resulting in 50 total sites acquired.

The August 2025 Acquiror Projections also included the following assumptions and estimates of the Company’s management:

•

mature same store sales revenue decreasing by approximately (0.8%) in fiscal year 2025, but growing at increasing rates each fiscal year thereafter, with projected growth of approximately 4.4% in fiscal year 2030;

•

overall same store sales revenue growth rates decreasing from approximately 3.0% in fiscal year 2025 to approximately 2.4% in fiscal year 2026, but growing each fiscal year thereafter, with projected growth of approximately 5.8% in fiscal year 2030;

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•

total 4-Wall EBITDA margins decreasing from approximately 39.2% in fiscal year 2025 to approximately 38.9% in fiscal year 2026, but growing annually thereafter to approximately 40.5% in fiscal year 2030;

•

total adjusted EBITDA margins decreasing from approximately 32.9% in fiscal year 2025 to approximately 32.7% in fiscal year 2026, but growing annually thereafter to approximately 35.5% in fiscal year 2030; and

•

total adjusted EBITDA (including maturity adjustment) margins decreasing from approximately 34.9% in fiscal year 2025 to approximately 34.4% in fiscal year 2026, but growing annually thereafter to approximately 36.8% in fiscal year 2030.

The following table sets forth the August 2025 Acquiror Projections ($ in millions):

	August 2025 Acquiror Projections
	2025E	2026E	2027E	2028E	2029E	2030E
Total Revenue	$1,057	$1,124	$1,221	$1,337	$1,472	$1,620
Revenue Maturity Adjustments (1)	$64	$59	$66	$72	$80	$85
M&A Stores Annualized Contributions(2)	—	$9	$13	$13	$13	$13
Total Revenue (including maturity adjustment)	$1,121	$1,192	$1,301	$1,423	$1,565	$1,718
Total 4-Wall EBITDAR(3)	$536	$564	$609	$660	$726	$802
M&A 4-Wall Contribution(4)	—	$4	$9	$17	$26	$34
Cost of Rent	($122)	($130)	($139)	($151)	($165)	($181)
Total 4-Wall EBITDA(5)	$414	$437	$479	$527	$587	$656
Corporate Expenses	($70)	($73)	($76)	($79)	($81)	($84)
Public Company Cost Savings	$4	$4	$4	$4	$4	$4
Total Adjusted EBITDA(6)	$347	$368	$407	$452	$510	$576
Maturity Adjustment(7)	$44	$39	$41	$45	$49	$52
M&A Stores Annual Contributions(8)	—	$4	$5	$5	$5	$5
Total Adjusted EBITDA (including maturity adjustments)(9)	$392	$410	$453	$502	$564	$633

(1)

Revenue Maturity Adjustment, a non-GAAP financial measure, represents the difference between (i) year three target revenue (per the Company’s financial model for newly opened sites) and (ii) current revenue of sites that were opened within 36 months of each year in the projection period, as well as full-year projections of acquired stores.

(2)

M&A Stores Annualized Contributions, a non-GAAP financial measure, represents the estimated remaining revenue contribution from stores acquired during the relevant fiscal year, assuming full-year operations.

(3)

4-Wall EBITDAR, a non-GAAP financial measure, represents the Company’s total revenue before interest, taxes, depreciation, amortization, rent, corporate expenses and public company expenses. 4-Wall EBITDAR should not be considered as an alternative to revenue, net income (loss) or any other items calculated in accordance with GAAP, or as an indicator of the Company’s operating performance.

(4)	M&A 4-Wall Contribution, a non-GAAP financial measure, represents the estimated contributions to 4-Wall EBITDAR from sites acquired during the relevant fiscal year.
(5)

Total 4-Wall EBITDA, a non-GAAP financial measure, represents 4-Wall EBITDAR, plus M&A 4-Wall Contribution, less rent expense. Total 4-Wall EBITDA should not be considered as an alternative to revenue, net income (loss) or any other items calculated in accordance with GAAP, or as an indicator of the Company’s operating performance.

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(6)

Total Adjusted EBITDA, a non-GAAP financial measure, represents Total 4-Wall EBITDA, less corporate expenses and plus public company cost savings. Total Adjusted EBITDA should not be considered as an alternative to revenue, net income (loss) or any other items calculated in accordance with GAAP, or as an indicator of the Company’s operating performance.

(7)

Maturity Adjustment, a non-GAAP financial measure represents total EBITDAR maturity adjustments less total rent maturity adjustment from all stores of a projected year. Similar to Revenue Maturity Adjustments, EBITDAR and rent maturity adjustment represents the difference between (i) the year three target EBITDAR/rent (per the Company’s financial model for newly opened sites) and current EBITDAR/rent of sites that were opened within 36 months of the end of each year in the projection period.

(8)	M&A Stores Annual Contribution, a non-GAAP financial measure, represents the estimated remaining contributions to Total Adjusted EBITDA from acquired stores, assuming full-year operations.
(9)

Total Adjusted EBITDA (including maturity adjustments), a non-GAAP financial measure, represents Total Adjusted EBITDA, plus Maturity Adjustment and M&A Stores Annual Contribution. Total Adjusted EBITDA (including maturity adjustments) should not be considered as an alternative to revenue, net income (loss) or any other items calculated in accordance with GAAP, or as an indicator of the Company’s operating performance.

These assumptions and estimates were determined by the Company’s management based on their experience and judgment and their expectations of the Company’s operations as a private company, which management believed were optimistic.

Prior to the August 2025 Acquiror Projections being provided to potential bidders in the Strategic Alternatives Process, the Company’s management updated estimated capital expenditures for new sites anticipated to be opened in fiscal year 2026 to reflect more accurately management’s estimates (resulting in a decrease in projected capital expenditures for that year from $173 million to $169 million).

January 2026 Stand Alone Projections

In December 2025, in connection with the Special Committee’s evaluation of the LGP Original Proposal and a potential transaction with the Principal Stockholders and other potential counterparties, the Special Committee directed the Company’s management to update the August 2025 Acquiror Projections to reflect their expectations of the Company’s operations as a public, rather than private, company, based on their experience and judgment.

On January 9, 2026, the Special Committee approved the January 2026 Stand Alone Projections for each of BofA Securities’s and Centerview’s use and reliance in connection with their respective financial analyses and opinion described in the sections of this information statement entitled “Special Factors—Opinion of Financial Advisor to the Special Committee—Centerview” and “Special Factors—Opinion of Financial Advisor to the Special Committee—BofA Securities.”

The January 2026 Stand Alone Projections included the assumptions and estimates included in the August 2025 Acquiror Projections, and further:

•

removed the assumed approximately $4,100,000 in public company cost savings (reflected in the Total Adjusted EBITDA figures set forth below), as this figure was an illustrative estimate, assuming the Company was a private company, and thus was not relevant for purposes of Centerview’s and BofA Securities’s use and reliance in connection with their respective financial analyses and opinions;

•

removed the Maturity Adjustment (and thus did not include a line item for Total Adjusted EBITDA (including maturity adjustments)), as this figure was included in the August 2025 Acquiror Projections to aid potential acquirors in obtaining financing, and thus was not relevant for purposes of Centerview’s and BofA Securities’s use and reliance in connection with their respective financial analyses and opinions; and

•

included revised assumptions regarding the Company’s expected tax liabilities based on recent legislative developments and management’s view on the Company’s qualifying capital expenditure and bonus depreciation and net operating loss balance.

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These assumptions and estimates were determined by the Company’s management based on their experience and judgment and their expectations of the Company’s operations as a standalone company, which management believed were optimistic.

The following table summarizes the January 2026 Stand Alone Projections ($ in millions), as well as the unaudited actual financial figures for fiscal year 2025 provided by Company management on February 13, 2026:

	January 2026 Stand Alone Projections
	2025E	2025A	2026E	2027E	2028E	2029E	2030E
Total Revenue	$1,057	$1,052	$1,124	$1,221	$1,337	$1,472	$1,620
Total 4-Wall EBITDAR(1)	$536	$537	$564	$609	$660	$726	$802
M&A 4-Wall Contribution(2)	—	—	$4	$9	$17	$26	$34
Cost of Rent	($122)	($122)	($130)	($139)	($151)	($165)	($181)
Total 4-Wall EBITDA(3)	$414	$416	$437	$479	$527	$587	$656
Corporate Expenses	($70)	($70)	($73)	($76)	($79)	($81)	($84)
Total Adjusted EBITDA(4)	$343	$345	$364	$403	$448	$506	$572

(1)

4-Wall EBITDAR, a non-GAAP financial measure, represents the Company’s total revenue before interest, taxes, depreciation, amortization, rent, corporate expenses and public company expenses. 4-Wall EBITDAR should not be considered as an alternative to revenue, net income (loss) or any other items calculated in accordance with GAAP, or as an indicator of the Company’s operating performance.

(2)	M&A 4-Wall Contribution, a non-GAAP financial measure, represents the estimated contributions to 4-Wall EBITDAR from sites acquired during the relevant fiscal year.
(3)

Total 4-Wall EBITDA, a non-GAAP financial measure, represents 4-Wall EBITDAR, plus M&A 4-Wall Contribution, less rent expense. Total 4-Wall EBITDA should not be considered as an alternative to revenue, net income (loss) or any other items calculated in accordance with GAAP, or as an indicator of the Company’s operating performance.

(4)

Total Adjusted EBITDA, a non-GAAP financial measure, represents Total 4-Wall EBITDA, less corporate expenses. Total Adjusted EBITDA should not be considered as an alternative to revenue, net income (loss) or any other items calculated in accordance with GAAP, or as an indicator of the Company’s operating performance.

Free Cash Flow Projections

Each of Centerview and BofA Securities, at the Special Committee’s direction, arithmetically calculated the following unlevered free cash flow estimates for the Company (the “Free Cash Flow Projections”) solely using information provided by the Company, including the January 2026 Stand Alone Projections ($ in millions):

	2026E	2027E	2028E	2029E	2030E
Unlevered Free Cash Flow(1)	$31	$93	$151	$197	$253

(1)

Unlevered Free Cash Flow is defined as Total Adjusted EBITDA, less (i) depreciation and amortization (excluding bonus depreciation), less (ii) stock-based compensation expense, less (iii) tax expense (inclusive of bonus tax depreciation and the impact of net operating losses), plus (iv) depreciation and amortization (excluding bonus depreciation), less (v) growth capital expenditures (excluding greenfields and acquisitions), less (vi) maintenance capital expenditures, less (vii) greenfield capital expenditures (net of sale-leaseback proceeds), less (viii) acquisition expenditures, less (ix) change in net working capital.

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Additional Information Concerning the Projections

Although the August 2025 Acquiror Projections, the January 2026 Stand Alone Projections, and the arithmetically calculated Free Cash Flow Projections (collectively, the “Projections”) are presented with numerical specificity, they reflect numerous assumptions and estimates with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to the Company’s business, including those detailed above and below, that the Company’s management and Special Committee believed were optimistic as of the date finalized. The August 2025 Acquiror Projections also reflect certain assumptions regarding the Company’s projected financial performance as a private, not public, company. The Company’s ability to achieve the financial results contemplated by the Projections will be affected by its ability to achieve its strategic goals, objectives and targets over the applicable periods, and will be subject to operational and execution risks associated therewith. The Projections are forward-looking statements that should be read with caution, and there can be no assurance that the projected results will be realized or that actual results will not be higher or lower than projected (see the section of this information statement entitled “Cautionary Statement Regarding Forward-Looking Statements” and the risks described under “Forward-Looking Statements” and “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which may be accessed through the SEC’s website at https://www.sec.gov/edgar, for more information). The Projections reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results, level of activity, performance or achievements and cause the Projections not to be achieved include, among others, (i) the Company’s ability to sustain or increase demand for its Unlimited Wash Club, which could adversely affect the Company’s business, financial condition and results of operations and rate of growth; (ii) the Company’s ability to acquire, open and operate new locations in a timely and cost-effective manner and successfully enter new markets; (iii) the Company’s ability to maintain and enhance its reputation and brand recognition, which are key contributors to successful implementation of the Company’s growth strategies; (iv) the Company’s ability to compete successfully against other companies and operators in its industry; (v) the Company’s ability to hire and retain qualified personnel; (vi) the Company’s ability to incur additional indebtedness or otherwise obtain capital on acceptable terms; (vii) the Company’s reliance on cash from its operating activities to make lease payments for the land and buildings where many of its locations are situated, which may strain the Company’s cash flow and expose it to potential liabilities and losses; (viii) risks related to the limited number of suppliers the Company depends on for most of its car wash equipment and certain supplies; (ix) risks related to global economic conditions, including inflation and supply chain disruptions, and other increased operating costs which could adversely affect the Company’s operations; (x) changes in applicable laws or regulations, including tax laws and environmental laws and regulations; and (xi) risks related to government regulations and weather conditions, including drought and natural hazards, affecting the availability of water supplies for use at the Company’s car wash locations. Additional factors that may impact the Company’s business can be found in the various risk factors included the Company’s periodic filings with the SEC. All of these factors are difficult to predict, and many of them are beyond the Company’s control. As a result, there can be no assurance that the Projections will be realized, and actual results may be materially better or worse than those in the Projections. The Projections cover multiple years, and such information by its nature becomes less predictive with each successive year. The Projections may not be consistent with the Company’s historical operating data as a result of the assumptions and estimates detailed above. The Projections also may differ from publicized analyst estimates and forecasts. You should evaluate the Projections, if at all, in conjunction with the Company’s historical financial statements and the other information included or incorporated by reference in this information statement.

The Projections were developed by the Company’s management as (or, in the case of the Free Cash Flow Projections, arithmetically calculated by Centerview and BofA Securities based on the Company’s) then-current estimates of the Company’s future financial performance. The August 2025 Acquiror Projections were developed as then-current estimates of the Company’s future financial performance as a private company to facilitate the due diligence review of the Round 1 Potential Acquirors and the other parties that executed a confidentiality and non-disclosure agreement

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with the Company in September 2025 or October 2025, and illustrated the effects of public company cost savings on the Company’s future financial performance and certain maturity adjustments. The January 2026 Stand Alone Projections were developed as then-current estimates of the Company’s future financial performance as an independent public company, without giving effect to the Transactions, or any changes to the Company’s operations or strategy that may be implemented in connection with the pendency, or following the consummation, of the Transactions.

Because the Projections reflect (or are arithmetically based on) estimates and judgments, they are susceptible to sensitivities and assumptions, as well as to multiple interpretations based on actual experience and business developments. The Projections do not take into account any circumstances or events occurring after the date that they were prepared and, except to the extent required by applicable federal securities laws, neither the Company nor any other party intends to update or otherwise revise the Projections to reflect circumstances existing after the date that such information was prepared or to reflect the occurrence of future events, even in the event that all or any of the assumptions are shown not to be appropriate. The Projections also do not consider the effect of any failure of the Transactions to be completed. The Projections are not, and should not be considered to be, a guarantee of future operating results.

The Projections were not prepared with a view toward public disclosure or complying with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Projections included in this information statement have been prepared by, and are the responsibility of, the Company’s management (or, in the case of the Free Cash Flow Projections, arithmetically calculated by Centerview and BofA Securities based on information provided by the Company’s management) and neither the Company’s independent auditor nor any other independent accountants have audited, reviewed, examined, compiled, performed any other assurance procedures, or applied agreed-upon procedures with respect to the Projections, nor have they expressed an opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the prospective financial information. The Projections should be evaluated, if at all, in conjunction with the Company’s historical financial statements and the other information included or incorporated by reference in this information statement. The report by Deloitte & Touche LLP incorporated by reference in this information statement relates to the Company’s historical audited financial statements and does not extend to the Projections and should not be read to do so.

Certain financial measures included in the Projections are not calculated in accordance with GAAP. These financial measures, such as Total Adjusted EBITDA, are non-GAAP financial measures. The Company believes that such non-GAAP financial measures provide information useful in assessing operating and financial performance across periods. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. The Company will not be providing a quantitative reconciliation of the applicable forward-looking non-GAAP financial measures. Financial measures included in financial information provided to a special committee of a board of directors, a board of directors and their respective financial advisors in connection with a business combination transaction, such as the Projections, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Projections are not subject to SEC rules and regulations regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. The Projections were not prepared with a view toward complying with GAAP. Reconciliations of non-GAAP financial measures were not created or provided to or relied upon by the Special Committee, the Company, the Company Board, or the Special Committee’s financial advisors in connection with the Transactions. Accordingly, no reconciliation of the financial measures included in the Projections is provided in this information statement.

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In light of the foregoing factors and the uncertainties inherent in the Projections, Company Stockholders are cautioned not to place undue reliance on the Projections.

Interests of the Company’s Directors and Executive Officers in the Merger

The Company’s directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of the Unaffiliated Company Stockholders generally. The Special Committee was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below.

For purposes of this information statement, the “named executive officers” of the Company are:

•	John Lai, Chairman, President and Chief Executive Officer;

•	Jedidiah Gold, Chief Financial Officer;

•	Mary Porter, Chief People Officer;

•	Joseph Matheny, Chief Innovation Officer;

•	Markus Hartmann, our former General Counsel;

•	Mayra Chimienti, our former Chief Operating Officer; and

•	Carlos Chavez, Chief Technology Officer.

Mr. Hartmann separated from employment with us on February 6, 2025 and Ms. Chimienti separated from employment with us on December 31, 2024. As a result we have determined that it is appropriate to also voluntarily include Mr. Chavez as a named executive officer for purposes of this information statement, as he will be our additional named executive officer for fiscal year 2025.

The Company’s executive officers as of the date hereof are the named executive officers who are currently employed with us and Michelle Krall, General Counsel.

Treatment of Company Common Stock

For information regarding beneficial ownership of Company Common Stock generally held by each of the Company’s executive officers and non-employee directors as a group, please see the section of this information statement entitled “Other Important Information Regarding the Company—Security Ownership of Company Common Stock.” Each of the Company’s executive officers and non-employee directors will be entitled to receive, for each share of Company Common Stock (other than Owned Company Shares or Dissenting Company Shares), the Per Share Price in the same manner as other Company Stockholders.

Parent has had preliminary discussions with certain executives of the Company regarding the opportunity to enter into a Management Rollover Agreement pursuant to which, among other things, Management Rollover Participants will acquire direct or indirect equity interests of Parent, which may be effected by, among other actions, such executive contributing to Parent, immediately prior to and contingent upon the Closing, a number of shares of Company Common Stock as specified therein in exchange for direct or indirect equity interests of Parent. Such preliminary discussions have addressed the value that may be rolled over by members of management into direct or indirect equity interests of Parent, the potential mechanics to effect that rollover and the rights of and restrictions that may apply to rollover equity. Based on discussions on or prior to the date of this information statement, management is not expected to roll over a value in excess of approximately $14,215,000 in the aggregate which, following the Closing, is not expected to represent greater than approximately 0.83% of the direct or indirect ownership in Parent (on a fully-diluted basis). As of the date hereof, no Management

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Rollover Agreements have been executed or finalized and, accordingly, the actual terms of the Management Rollover Agreements, if any are executed, may differ from those described in this information statement. The Closing is not conditioned upon the execution of any Management Rollover Agreements.

For additional information, see the section of this information statement entitled “The Rollover Agreements.”

Treatment of Company Equity Awards

For information regarding the treatment of Company Equity Awards held by each of the Company’s executive officers and non-employee directors, please see the section entitled “Special Factors—Effects of the Merger on the Company—Treatment of Company Equity Awards” and “The Merger Agreement—Treatment of Company Equity Awards.” Each of the Company’s executive officers and non-employee directors will be entitled to receive, for each Company Equity Award, the Equity Award Consideration in the same manner as other Company Stockholders.

The following table sets forth, for each of the Company’s directors and executive officers, (i) the number of shares of Company Common Stock underlying the Company Options (whether vested or unvested) and Company RSUs held by each Company executive officer and director as of March 31, 2026, the latest practicable date to determine these numbers before the filing of this information statement, and (ii) the value of such equity awards as of such date, determined in each case by multiplying (a) the number of shares of Company Common Stock subject to the Company Equity Award, by (b) the Per Share Price (or in the case of Company Options, the Per Share Price less the applicable exercise price for such Company Option). All such amounts actually payable to each of the Company’s directors and executive officers will be subject to any applicable withholding taxes and will be payable without interest. These amounts do not attempt to forecast any Company RSUs that may be granted following the date of this information statement. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, the actual amounts to be received by the Company’s directors and executive officers may materially differ from the amounts set forth below.

Name	Company RSUs (#)	Value of Company RSUs ($)	Company Options (#)	Value of Company Options ($)	Total Value of Company RSU Awards and Company Options ($)
Non-Employee Directors
John Danhakl	—	—	—	—	—
Ronald Kirk	14,144	99,008	—	—	99,008
J. Kristofer Galashan	—	—	—	—	—
Dorvin Lively	14,144	99,008	—	—	99,008
Atif Rafiq	14,144	99,008	—	—	99,008
Jonathan Seiffer	—	—	—	—	—
Jeffrey Suer	—	—	—	—	—
Jodi Taylor	14,144	99,008	—	—	99,008
Veronica Rogers	14,144	99,008	—	—	99,008

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Name	Company RSUs (#)	Value of Company RSUs ($)	Company Options (#)	Value of Company Options ($)		Total Value of Company RSU Awards and Company Options ($)
Executive Officers
John Lai	633,230	4,432,610	2,783,071	—	(3)	4,432,610
Jedidiah Gold	133,485	934,395	1,266,715	3,463,473		4,397,868
Mary Porter	39,747	278,229	134,261	—	(3)	278,229
Joseph Matheny	39,577	277,039	545,461	2,385,158		2,662,197
Michelle Krall	23,540	164,780	48,076	81,248		246,028
Carlos Chavez	17,655	123,585	35,112	—	(3)	123,585
Markus Hartmann(1)	—	—	—	—		—
Mayra Chimienti(2)	—	—	—	—		—

(1)	Mr. Hartmann is no longer an employee of the Company as of February 6, 2025.
(2)	Ms. Chimienti is no longer an employee of the Company as of December 31, 2024.
(3)	The Company Options held by these individuals are “out-of-the-money” and so will be cancelled for no consideration pursuant to the Merger Agreement.

Each option held by our executive officers and non-employee directors which was granted under the 2014 Stock Option Plan of Hotshine Holdings, Inc., as may be amended from time to time, is fully vested as of the date of this information statement.

Special Committee Compensation

In consideration for their service as members of the Special Committee (and in the case of Mr. Kirk, for his service as chair of the Special Committee), the Company Board approved compensation for each member of the Special Committee at the beginning of the Special Committee’s process so that such compensation was certain, and was not contingent or ambiguous. This compensation consisted of a cash retainer of $25,000 for Mr. Kirk, as chairperson of the Special Committee, and $20,000 for each of Ms. Taylor and Mr. Lively, plus a cash fee of $1,000 for each Special Committee meeting attended. As of the date of the mailing of this information statement, the Special Committee held thirteen meetings resulting in a potential aggregate meeting fee of $13,000 for each member of the Special Committee.

The Special Committee compensation was not, and is not, contingent upon the approval of the Merger or completion of the Transactions or any other transaction involving the Company.

For further information, see the section of this information statement entitled “Special Factors—Background of the Merger.”

Severance Entitlements

The Company maintains the Mister Car Wash, Inc. Executive Severance Plan (as amended from time to time, the “Severance Plan”), pursuant to which senior executives, including the Company’s executive officers, may receive severance benefits upon certain terminations of employment. Each capitalized term used but not defined in this section shall have the meaning ascribed to it in the Severance Plan.

In the event an eligible executive is terminated by the Company without Cause, or an executive terminates his or her employment for Good Reason, in each case, at any time other than during the period beginning six months before and ending 24 months after a Change in Control (as defined in the Company’s 2021 Incentive Award Plan, as amended from time to time the “2021 Plan”) (the “Protection Period”), then such participant will be

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entitled to receive: (i) any accrued but unpaid annual base salary, unreimbursed business expenses incurred in accordance with the Company’s policies, or other amounts earned or accrued through the executive’s termination of employment under the applicable Company health, welfare, retirement, or other similar fringe benefit programs as required by their terms or by applicable law; (ii) an aggregate cash payment (the “Severance Payment”) equal to the product of (a) such executive’s severance multiplier (for Mr. Lai and Mr. Gold, 1.5x base salary; and for each other executive officer, 1.0x base salary) and (b) the executive’s annual base salary, payable in installments in accordance with the Company’s regular payroll practices during the applicable severance period, (iii) subject to the executive’s proper election to continue healthcare coverage under COBRA, payment or reimbursement of such executive’s and his or her covered eligible dependents’ health insurance coverage under COBRA (for Mr. Lai and Mr. Gold, for up to 18 months; and for each other executive officer, for up to 12 months); and (iv) accelerated vesting of such executive’s outstanding equity to the extent provided in any written agreement between such participant and the Company.

Receipt of severance benefits under the Severance Plan is subject to: (i) the executive’s compliance with certain restrictive covenants, including (a) 18-month post-termination non-competition and non-solicitation of customers and employees’ covenants, (b) a perpetual confidentiality covenant and (c) a perpetual non-disparagement covenant in favor of the Company; and (ii) the executive’s execution of a general release of claims.

The Merger will not constitute a “Change in Control” for purposes of the 2021 Plan or Severance Plan.

Non-Employee Director Compensation

Prior to the Effective Time, the Company will continue to compensate its non-employee directors for their service on the Company Board in the ordinary course of business in accordance with its non-employee director compensation policy in effect as of February 17, 2026, except that the Company may, in its discretion, make cash-based payments in lieu of equity awards that would have been granted to eligible non-employee directors thereunder.

All equity retainer awards held by non-employee directors will be treated as described above under the section titled “Special Factors–Treatment of Company Equity Awards–Restricted Stock Units.”

Insurance and Indemnification of Directors and Executive Officers

Pursuant to the terms of the Merger Agreement, directors and officers of the Company will be entitled to certain ongoing exculpation, indemnification, expense advancement and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this information statement entitled “The Merger Agreement—Indemnification and Insurance.”

Continuing Employee Benefits

In addition to the matters above, the Merger Agreement contains certain customary covenants regarding compensation and benefits that will apply to all Company employees, including the Company’s executive officers. For a description of these provisions, please see the section of this information statement entitled “The Merger Agreement—Employee Matters.”

New Compensation Arrangements with Parent

Certain executive officers of the Company have had preliminary discussions with Parent and its affiliates regarding the purchase or participation in the direct or indirect equity interests of Parent, the terms of equity incentive compensation in Parent and its affiliates and other employment arrangements with the Surviving Corporation. As of the date of this information statement, no such arrangements have been finalized and no executive officers have entered into any agreement with Parent or any of its Affiliates regarding employment or compensation and the Merger is not conditioned upon any such agreements or discussions.

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Quantification of Potential Payments and Benefits to Named Executive Officers in Connection with the Merger

The following table is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about compensation that may be paid or become payable to our named executive officers that is based or otherwise relates to the Merger, assuming solely for the purposes of preparing the requisite calculations in the tables below, that the Merger is consummated on the latest practicable date prior to the filing of this information statement, or March 31, 2026.

Please note that the amounts in the following table are estimates based on the material assumptions described below that may or may not actually occur. Some of these assumptions are based on information that is currently available and, as a result, the actual amounts, if any, that may become payable to a named executive officer may differ in material respects from the amounts set forth below. For purposes of this information statement, “single-trigger” refers to payments and benefits that arise solely as a result of the completion of the Merger and “double-trigger” refers to payments and benefits that require two conditions, which are the completion of the Merger and a qualifying termination of employment.

For purposes of calculating such amounts, we have assumed:

•	a closing date of March 31, 2026 (which is the latest practicable date prior to the filing of this information statement);

•

the employment of each named executive officer is terminated without “cause” or by the named executive officer for “good reason” (each, a “qualifying termination”), in either case, immediately following the consummation of the Merger;

•

in connection with such qualifying termination, each named executive officer timely executes a general waiver and release and complies with any applicable post-termination obligations upon which the receipt of any severance payments and benefits are conditioned;

•	the named executive officer’s base salary and target annual bonus will remain unchanged from those applicable as of March 31, 2026;

•

each named executive officer’s outstanding equity awards are those that are outstanding and unvested as of March 31, 2026 (i.e., excluding any additional awards that may be granted following such date);

•	each named executive officer will receive subsidized COBRA continuation coverage, as applicable, for the maximum eligible period;

•	a price per share of Company Common Stock equal to the Per Share Price of $7.00; and

•	no named executive officer will enter into any new agreement or become entitled to, prior to the Closing, additional compensation or benefits related to the Merger.

Golden Parachute Compensation

Name(1)	Cash ($)(4)	Equity ($)(5)	Pension / NQDC(6)	Benefits ($)(7)	Total ($)
John Lai, Chairman	1,500,000	4,432,610	1,034,095	35,196	7,001,900
Jedidiah Gold	811,125	4,397,868	743,170	35,196	5,987,358
Mary Porter	431,261	278,229	52,603	23,464	785,557
Joseph Matheny	371,000	2,662,197	154,102	23,464	3,210,763
Markus Hartmann(2)	—	—	—	—	—
Mayra Chimienti(3)	—	—	—	—	—
Carlos Chavez	412,000	123,585	—	23,464	559,049

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(1)

Under the relevant SEC rules, we are required to provide information in this table with respect to our named executive officers. While disclosure is, therefore, required with respect to each of Mr. Hartmann and Ms. Chimienti, each of these listed individuals terminated employment with us prior to the Merger and will not receive any compensation or benefit that is payable or that may become payable that is based on, or otherwise relates to, the Merger, other than the Per Share Price in respect of any shares of Company Common Stock that he or she owns. As a result we have determined that it is appropriate to also include Mr. Chavez in this table as our additional named executive officer for fiscal year 2025.

(2)	Mr. Hartmann is no longer an employee of the Company as of February 6, 2025.
(3)	Ms. Chimienti is no longer an employee of the Company as of December 31, 2024.
(4)

Represents a lump sum cash severance payment equal to the product of (a) such executive’s severance multiplier (for Mr. Lai and Mr. Gold, 1.5x, and for each other executive officer, 1x) and (b) the executive’s annual base salary. The amounts in this column represent the value of “double-trigger” cash severance that each named executive officer who is currently employed with us as of March 31, 2026 would be eligible to receive pursuant to the Severance Plan if they experience a qualifying termination immediately following the Effective Time.

The Merger does not constitute a “Change in Control” under the Severance Plan, and the amount in this column is the Severance Payment, discussed above, that each named executive officer would be eligible to receive pursuant to the Severance Plan if they experience a qualifying termination outside of the Protection Period.

(5)

The estimated amounts shown in this column represent the aggregate intrinsic value of the named executive officers’ outstanding vested and unvested Company Options (the excess, if any, of the Per Share Price over the applicable exercise price) and the aggregate value of outstanding unvested Company RSUs. Under the terms of the Merger Agreement, the unvested Company Options and unvested Company RSUs will accelerate, vest and be payable upon the consummation of the Merger and the payments in respect of the named executive officers’ Company Options and Company RSUs (as estimated in the following table) will be paid to the named executive officers no later than the first regularly scheduled payroll date that is at least three Business Days following the Closing Date. Any options with an exercise price equal to or greater than the Per Share Price will be cancelled for no consideration. The amounts in this column are considered “single trigger” as they arise solely as a result of the consummation of the Merger. The forgoing treatment of equity awards of the named executive officers is further described in the section of this information statement entitled “Special Factors—Effects of the Merger on the Company—Treatment of Company Equity Awards” and “The Merger Agreement—Treatment of Company Equity Awards.” The estimated value of each such benefit is shown in the table below.

Name	Value of Company RSUs ($)	Value of Company Options ($)
John Lai, Chairman	4,432,610	—
Jedidiah Gold	934,395	3,463,473
Mary Porter	278,229	—
Joseph Matheny	277,039	2,385,158
Carlos Chavez	123,585	—

(6)

The amounts in this column represent the aggregate cost of the payment of the executive’s vested account balance under the Mister Car Wash Deferred Compensation Plan if the executive experiences a qualifying separation from service for purposes of such plan immediately following the Effective Time. Payments are made in a lump sum or in installments of up to 5 years, depending on the participant’s election, beginning no earlier than the 6 month anniversary of the separation from service or if earlier in compliance with Section 409A of the Code. For purposes of this table, we consider these payments to be “double-trigger”, as they will be payable in the event of a qualifying separation from service following the Effective Time, though the Merger is not considered a “Change in Control” for purposes of the Mister Car Wash Deferred Compensation Plan.

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(7)

The amounts in this column represent the cost of subsidized COBRA continuation coverage reimbursement payments for a period of 12 months (or, in the case of Messrs. Lai and Gold, 18 months) pursuant to the Severance Plan. For purposes of this table, we consider these payments to be “double-trigger” as they will be payable in the event of a qualifying termination of employment following the Effective Time. The Merger is not considered a “Change in Control” for purposes of the Severance Plan and the amount in this column represents the COBRA continuation coverage reimbursement payments that each named executive officer would be eligible to receive pursuant to the Severance Plan if they experience a qualifying termination outside of the Protection Period.

Other Interests

The following directors of the Company currently have employment relationships or other compensation arrangements with the LGP Filing Persons:

•	John Danhakl is Managing Partner of LGP;

•	Jonathan Seiffer is a Senior Partner at LGP;

•	J. Kristofer Galashan is a Partner at LGP; and

•	Jeffrey Suer is a Partner at LGP.

For further information, see the section of this information entitled “Other Important Information Regarding the Company—Directors and Executive Officers of the Company.”

Financing of the Merger

The Merger is not subject to a financing condition. Parent estimates that the total amount of funds necessary to complete the Merger will be approximately $[●], including estimated transaction fees and expenses. The Buyer Parties intend to fund the amounts necessary to complete the Merger through a combination of the following:

•	debt financing of up to $900,000,000 to be provided by the Financing Sources; and

•	available cash on hand of the Company Group.

The Debt Financing is expected to be incurred pursuant to an amendment to the Company Credit Agreement (the “Amendment”).

Parent has obtained the Debt Financing Commitment described below. Parent has represented to the Company that, assuming (x) the accuracy of the representations and warranties of the Company set forth in the Merger Agreement, (y) the performance of the Company and its Affiliates of their respective obligations under the Merger Agreement and (z) that the Debt Financing is funded in accordance with the Debt Financing Commitment, the proceeds of the Debt Financing (both before and after giving effect to the exercise of any or all applicable “market flex” provisions) will provide funds at least equal to the Required Amount. The commitments under the Debt Financing Commitment expire on the date that is five business days after the Termination Date.

Pursuant to the Debt Financing Commitment, the Second A&R Commitment Parties have committed, severally and not jointly, to provide the Debt Financing, which consists of a senior secured term loan in an aggregate initial principal amount of $900,000,000, on the terms and subject to the conditions set forth in the Debt Financing Commitment.

The interest rate applicable to the Debt Financing will, at Borrower’s option, be a rate per annum equal to (a) a base rate based on the forward-looking term secured overnight financing rate (which base rate shall be subject to a floor of 0.00%) (“Adjusted Term SOFR”) plus a margin of 2.75% for the first full fiscal quarter completed after the Closing Date, with the margin ranging from 2.25% to 2.75% per annum thereafter depending on

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Borrower’s first lien net leverage ratio, or (b) a base rate equal to the highest of (i) the federal funds rate plus 0.50%, (ii) the rate publicly announced by the administrative agent as its “prime rate” and (iii) Adjusted Term SOFR (which base rate shall be subject to a floor of 1.00%) plus a margin of 1.75% for the first full fiscal quarter completed after the Closing Date, with the margin ranging from 1.25% to 1.75% thereafter depending on Borrower’s first lien net leverage ratio. If the Debt Financing had been funded on December 31, 2025, Borrower had elected to borrow at an interest rate based on Adjusted Term SOFR for an interest period of three months (and Adjusted Term SOFR for an interest period of three months as of the effective date of such election were 4.01064%), and the applicable margin applicable to such borrowing would have been 2.75%, then the effective interest rate on the Debt Financing as of such date would have been 6.40166%. Because the first lien net leverage of Borrower and the base rate (including interest period elections, if applicable) applicable from time to time are not currently known, the effective interest rate during the term of the Debt Financing cannot currently be determined.

The Debt Financing will mature on March 27, 2031 and will amortize in equal quarterly installments, commencing with the second full fiscal quarter ending after the Closing Date, in an aggregate principal amount equal to 0.25% of the aggregate initial principal amount of the Debt Financing funded on the Closing Date.

Borrower’s obligations as the borrower under the Debt Financing will be guaranteed by Hotshine Intermediate (the “Parent Guarantor”), as well as the material domestic subsidiaries of Borrower (the “Subsidiary Guarantors” and together with the Parent Guarantor, the “Debt Financing Guarantors”), and such obligations and guarantees of the same will be secured by substantially all of the personal property of Borrower and the Debt Financing Guarantors, subject to customary exceptions and materiality thresholds.

The obligations of the Financing Sources to provide the Debt Financing under the Debt Financing Commitment are subject to certain customary conditions set forth therein, including, but not limited to:

•

confirmation from the Borrower that (i) the Merger either (a) has been consummated or (b) will be consummated in accordance with the terms of the Merger Agreement substantially concurrently with the funding of the Debt Financing and (ii) since its execution, the Merger Agreement has not been amended, supplemented, waived or modified pursuant to its terms in a manner that in the aggregate (when taken as a whole) is materially adverse to the Financing Sources, in their respective capacities as such, without the written consent of the Financing Sources specified in the Debt Financing Commitment (such consent not to be unreasonably withheld, conditioned or delayed);

•

since September 30, 2025, there not having occurred a Company Material Adverse Effect that would result in the failure of a condition precedent to the Buyer Parties’ obligation to consummate the Merger under the Merger Agreement or that would give the Buyer Parties or a subsidiary of the Buyer Parties party to the Merger Agreement the right (taking into account any notice and cure provisions) to terminate the Buyer Parties’ or such subsidiary of the Buyer Parties’ obligations pursuant to the terms of the Merger Agreement;

•

receipt by the Financing Sources of the Amendment, executed by the Borrower and each Guarantor (as defined in the Company Credit Agreement), containing terms that are materially consistent with the terms set forth in the Debt Financing Commitment, and delivery of related closing deliverables;

•	delivery of certain customary closing documents (including a customary solvency certificate);

•

subject to certain limitations and exceptions, the accuracy in all material respects of certain representations and warranties in the Merger Agreement and certain specified representations and warranties in the definitive documentation for the Debt Financing;

•	delivery of certain financial statements of the Company; and

•	payment of certain fees and expenses in connection with the Debt Financing.

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As of the date hereof, the documentation governing the Debt Financing contemplated by the Debt Commitment Letter has not been finalized and, accordingly, the actual terms of the Debt Financing may differ from those described in this information statement.

For more information, see the section of this information statement entitled “The Merger Agreement—Other Covenants—Debt Financing Obligations.”

Expenses Incurred or Expected to be Incurred in Connection with the Merger

The estimated maximum amount of fees and expenses incurred or expected to be incurred by the Company in connection with the Merger are as follows:

Description	Amount
Financial advisory fees and expenses	$	[	●]
Legal, accounting and other professional fees and expenses	$	[	●]
SEC and other regulatory filing fees	$	[	●]
Printing and mailing costs	$	[	●]
Miscellaneous	$	[	●]
Total	$	[	●]

It is also expected that Merger Sub and/or Parent will incur approximately $[●] of legal, other advisory and financing fees in connection with the Merger.

The estimate for legal fees set forth in this information statement does not include any amounts attributable to any existing or future litigation challenging the Merger. All costs and expenses incurred in connection with the preparation, negotiation, execution and performance of the Merger Agreement and the Merger will be paid by the party incurring such expense, except any filing fees payable to any Governmental Authority under any Antitrust Law or FDI Law, which shall be paid by the Company (the “Filing Fees”). If the Merger Agreement is validly terminated, then Parent will promptly (and, in any event, within five business days) following such termination pay, or cause to be paid, to the Company an amount equal to the aggregate Filing Fees paid by the Company prior to such termination.

Regulatory Clearances and Approvals Required for the Merger

General Efforts

The Merger Agreement requires, among other things, the Buyer Parties, on the one hand, and the Company, on the other hand, to use their respective reasonable best efforts to (i) take (or cause to be taken) all actions, (ii) do (or cause to be done) all things, and (iii) assist and cooperate with the other parties in doing (or causing to be done) all things, in each case, as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Merger and the other Transactions.

Furthermore, the Merger Agreement requires the Company and the Buyer Parties to use reasonable best efforts to take all actions necessary, proper or advisable to (i) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws or FDI Laws applicable to the Merger Agreement or the Merger; and (ii) obtain any required consents pursuant to the HSR Act or any Antitrust Laws or FDI Laws applicable to the Merger Agreement or the Merger, in each case as promptly as practicable and, in any event, prior to the Termination Date. For further information, see the section of this information statement entitled “The Merger Agreement—Regulatory Efforts.”

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HSR Act

Under the HSR Act, the Merger cannot be completed until Parent and the Company file a Notification and Report Form with the FTC and the DOJ and the applicable waiting period has expired or been terminated. The parties filed a notification and report form with the FTC and DOJ on March 3, 2026. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms, unless extended, or the early termination of that waiting period. Parent and the Company applied for early termination of the waiting period under the HSR Act, and the FTC granted such request on March 24, 2026. At any time before or after consummation of the Merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC, the DOJ or foreign governmental authorities of any other applicable jurisdiction could take such action under the antitrust laws as it deems necessary or desirable, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under its antitrust laws as it deems necessary or desirable. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the Company or Parent. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a discussion of the material U.S. federal income tax consequences of the Merger generally applicable to holders of Company Common Stock whose Company Common Stock is converted into the right to receive cash pursuant to the Merger. This discussion is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is limited to holders who hold their shares of Company Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment), and does not address the tax consequences that may be relevant to holders of Company Common Stock that are subject to special circumstances or tax rules, such as insurance companies, United States expatriates, controlled foreign corporations, foreign controlled foreign corporations, passive foreign investment companies, tax-exempt organizations, broker-dealers, financial institutions, cooperatives, traders in securities that elect to mark to market, tax-qualified retirement plans, qualified foreign pension funds and entities all of the interests of which are held by qualified foreign pension funds, U.S. Holders (as defined below) whose functional currency is not the United States dollar, holders who hold Company Common Stock through pass-through entities for United States federal income tax purposes or as part of a straddle or conversion transaction, holders deemed to sell Company Common Stock under the constructive sale provisions of the Code, holders who exercise appraisal rights, holders who acquired Company Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, or any other persons that immediately after the Merger will retain or hold (or will be treated as retaining or holding for U.S. federal income tax purposes) any stock of the Company. This summary does not address any Medicare tax or alternative minimum tax considerations or any aspect of state, local or non-United States taxation, and does not address any U.S. federal taxation other than income taxation.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of Company Common Stock that is for U.S. federal income purposes:

•	a citizen or individual resident of the United States;

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•

a corporation (or any entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to United States federal income tax regardless of its source; or

•

a trust that (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The term “Non-U.S. Holder” refers to any beneficial owner of shares of Company Common Stock, other than a partnership or other entity or arrangement treated as a partnership for United States federal income tax purposes, that is not a U.S. Holder.

If any entity or arrangement treated as a partnership for United States federal income tax purposes is a holder of Company Common Stock, the United States federal income tax treatment of a partner in that partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships owning Company Common Stock and partners in such partnerships should consult their tax advisors as to the particular United States federal income tax consequences of the Merger to them.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH BELOW ARE BASED UPON CURRENT LAW AS OF THE DATE OF THIS INFORMATION STATEMENT. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH HOLDER OF COMPANY COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE RULES DISCUSSED BELOW TO SUCH HOLDER AND THE PARTICULAR TAX EFFECTS OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF UNITED STATES FEDERAL, STATE, LOCAL AND NON-UNITED STATES TAX LAWS.

U.S. Holders. The receipt of cash by a U.S. Holder in exchange for shares of Company Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for Company Common Stock pursuant to the Merger will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Company Common Stock surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares of Company Common Stock. Any gain or loss will generally be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. Long-term capital gains of certain non-corporate holders, including individuals, currently are subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Company Common Stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Company Common Stock.

Non-U.S. Holders. Subject to the discussion below regarding backup withholding, a Non-U.S. Holder that receives cash for shares of Company Common Stock pursuant to the Merger generally will not be subject to U.S. federal income tax on any gain realized on the disposition, unless (i) such holder is an individual who is present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Holder (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable) or (iii) the Company Common Stock constitutes a U.S. real property interest by reason of the Company’s status as a U.S. real property holding corporation for U.S. federal income tax purposes. Even if the Company were a U.S. real property holding corporation, gain arising from the sale or other taxable disposition of the Company Common Stock by a

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Non-U.S. Holder would not be subject to U.S. federal income tax if the Company Common Stock is “regularly traded” as defined by applicable Treasury Regulations, on an established securities market, and such Non-U.S. Holder owned, actually and constructively, 5% or less of the Company Common Stock throughout the shorter of the five-year period ending on the date of the Merger or the Non-U.S. Holder’s holding period. The Company believes it has not been a “United States real property holding corporation” for United States federal income tax purposes at any time during the five-year period preceding the Merger.

If you are a Non-U.S. Holder who is an individual and has been present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are satisfied, you will be subject to tax at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty) on any gain realized, which generally may be offset by certain United States source capital losses, provided you have timely filed U.S. federal income tax returns with respect to such losses.

If you are a Non-U.S. Holder and your gain is effectively connected with a United States trade or business (and, if required by an applicable income tax treaty, you maintain a permanent establishment in the United States to which such gain is attributable), you will be subject to United States federal income tax on any gain realized on a net basis in the same manner as U.S. Holders. Non-U.S. Holders that are corporations may also be subject to a branch profits tax on their effectively connected income at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty), subject to adjustments.

FATCA. Sections 1471 through 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose a 30% withholding tax on certain types of payments to “foreign financial institutions” (as defined in the Code) and certain other non-U.S. entities unless certain due diligence, reporting, withholding and certification requirements are satisfied. While withholding under FATCA would have applied to payments of gross proceeds from the sale or other disposition of shares of Company Common Stock, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Information Reporting and Backup Withholding. Cash consideration received by a U.S. Holder or a Non-U.S. Holder in the Merger may be subject to information reporting and backup withholding. To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return to the applicable withholding agent an IRS Form W-9, certifying that such U.S. Holder is a “United States person” for U.S. federal income tax purposes, that the taxpayer identification number provided is correct and that such U.S. Holder is not subject to backup withholding. A Non-U.S. Holder generally may establish an exemption from backup withholding by certifying its status as a non-United States person under penalties of perjury on an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable IRS Form W-8. Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Holders should consult their tax advisors regarding the application of United States federal income tax laws and non-United States tax laws, including information reporting and backup withholding, to their particular situations.

Delisting and Deregistration of the Company Common Stock

Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on

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its part pursuant to applicable Law and the rules and regulations of Nasdaq to cause (a) the delisting of the Company Common Stock from Nasdaq as promptly as practicable after the Effective Time and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting. If the Merger is consummated, the Company Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act.

Litigation Related to the Merger

Lawsuits may be filed against the Company, the Special Committee, the Company Board or the Company’s officers in connection with the Merger or the Transactions, which could prevent or delay consummation of the Merger and result in substantial costs to the Company, including any costs associated with indemnification obligations of the Company. The Company has received demand letters from purported Company Stockholders pursuant to Section 220 of the DGCL to inspect and copy the Company’s books and records. The demand letters each generally allege that they are made for the purposes of investigating and assessing the merits of the Merger, to investigate alleged potential wrongdoing, mismanagement or breaches of fiduciary duties by the Company Board and/or LGP in connection with the Merger, and to value the purported Company Stockholders’ shares of Company Common Stock. As of the date of this preliminary version of the information statement, no lawsuits challenging the Transactions have been filed.

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The Merger Agreement

Explanatory Note Regarding the Merger Agreement

The following is a summary of the material terms of the Merger Agreement, a copy of which is attached to this information statement as Annex A and incorporated herein by reference. The rights and obligations of the parties are governed by the express terms of the Merger Agreement. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement. Company Stockholders are encouraged to read the Merger Agreement carefully and in its entirety for a more complete description of the terms and conditions of the Merger, as this summary may not contain all of the information about the Merger Agreement that is important to you.

The Merger Agreement and the summary of its terms in this information statement have been included to provide stockholders with information regarding the terms of the Merger Agreement. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of specific dates, were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties rather than establishing matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Company Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub. Moreover, information concerning the subject matter of the representations, warranties and covenants may have changed (and may continue to change) after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this information statement and in our filings with the SEC regarding Mister Car Wash and our business.

Effect of the Merger

On the terms and subject to the conditions of the Merger Agreement, and in accordance with the applicable provisions of the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will thereupon cease, and the Company will continue as the Surviving Corporation.

Closing and Effective Time

The closing of the Merger (the “Closing”) will take place no later than 9:00 a.m., Eastern time, on the third Business Day after the satisfaction or waiver (to the extent permitted under the Merger Agreement) of the last to be satisfied or waived of the conditions set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing). If any of the conditions set forth in the Merger Agreement are not satisfied or waived on such third Business Day, then the Closing will take place on the first Business Day thereafter on which all such conditions have been satisfied or waived. In no event will the closing be required to occur prior to the first Business Day after 5:00 p.m., Eastern time on April 19, 2026. The Closing may also occur at such other time, location or date as Parent and the Company mutually agree in writing.

The Merger will become effective at such time as the certificate of merger (the “Certificate of Merger”) has been duly filed with and accepted by the Secretary of State of the State of Delaware, or at such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger.

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Merger Consideration

At the Effective Time, by virtue of the Merger and without any action on the part of the Buyer Parties, the Company or the holders of any of the following securities, the following will occur:

•

each share of common stock, par value $0.01 per share, of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will be cancelled and extinguished and will automatically be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation;

•

each share of Company Common Stock that is outstanding as of immediately prior to the Effective Time (other than Owned Company Shares or Dissenting Company Shares) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount per share equal to $7.00, without interest thereon (the “Per Share Price”), and will cease to have any rights with respect thereto, except the right to receive the Per Share Price in consideration therefor; and

•	each Owned Company Share will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

The Per Share Price will be adjusted equitably to reflect the effect of any stock split, reverse stock split, or dividend (including any dividend of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, or other similar change with respect to Company Common Stock occurring on or after February 17, 2026 and prior to the Effective Time to provide the holders of Company Common Stock, Company RSUs and Company Options the same economic effect as contemplated by the Merger Agreement prior to such event.

Treatment of Company Equity Awards

Treatment of Company RSUs

At the Effective Time, each award of Company RSUs outstanding immediately prior to the Effective Time will fully vest, be cancelled, and convert into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the Per Share Price multiplied by (ii) the number of shares of Company Common Stock subject to such award of Company RSUs (the “Company RSU Consideration”).

Treatment of Company Options

At the Effective Time, each Company Option, whether vested or unvested, that is outstanding immediately prior to the Effective Time will fully vest, be cancelled, and convert into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the excess, if any, of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Company Option multiplied by (ii) the number of shares of Company Common Stock subject to such Company Option (the “Company Option Consideration” and together with the Company RSU Consideration, the “Equity Award Consideration”). Any Company Option with an exercise price equal to or greater than the Per Share Price will be cancelled for no consideration.

Treatment of Company ESPP

Following February 17, 2026, (i) except for the Final Offering Periods, no new offering period will commence unless and until the Merger Agreement is terminated, (ii) no new participants will be permitted to participate in the Company ESPP and participants will not be permitted to increase their payroll deductions or purchase elections from those in effect on the date of the Merger Agreement, and (iii) reasonable notice will be given to participants describing the treatment of the Company ESPP.

Through the end of the Final Offering Period(s), the Company ESPP will be administered in the ordinary course. However, if the Effective Time occurs during one or more of the Final Offering Periods, (i) the Final Exercise Date under the Company ESPP will be no later than the date that is five days prior to the Effective Time as

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determined by the Company in its sole discretion, (ii) each Company ESPP participant’s accumulated contributions under the Company ESPP will be used to purchase whole shares of Company Common Stock in accordance with the terms of the Company ESPP as of the Final Exercise Date, and (iii) the Company will return to each participant the funds, if any, that remain in such participant’s account after such purchase. Shares purchased under the ESPP pursuant to the foregoing will be treated the same as all other shares of Company Common Stock in the Merger.

Exchange and Payment Procedures

Prior to the Closing, Parent will designate and enter into a payment agent agreement with a nationally recognized bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the “Payment Agent”). At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Payment Agent an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock become entitled pursuant to the Merger Agreement.

Promptly following the Closing (and in any event within three Business Days following the Closing), Parent, Borrower and the Surviving Corporation will cause the Payment Agent to mail to each holder of record of Company Common Stock (as of immediately prior to the Effective Time) of one or more certificates that immediately prior to the Effective Time represented issued and outstanding shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Certificates”): (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates (or affidavit of loss in lieu thereof), to the Payment Agent) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Per Share Price payable, and the Certificates so surrendered will be cancelled. Once a stockholder has provided the Payment Agent with their Certificates (or an effective affidavit of loss in lieu thereof), then the Payment Agent will pay the stockholder the appropriate portion of the aggregate Per Share Price, without interest.

No holder of uncertificated shares evidenced by way of book-entry in the register of the Company Stockholders immediately prior to the Effective Time (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Uncertificated Shares”) will be required to provide a Certificate or an executed letter of transmittal to the Payment Agent in order to receive the payment that such holder is entitled to receive. Promptly following the Closing (and in any event within three Business Days following the Closing), the Payment Agent will pay to the holders of such Uncertificated Shares an amount in cash equal to the aggregate consideration to which such holders become entitled pursuant to the Merger Agreement, and the Uncertificated Shares so surrendered will be cancelled. No interest will be paid or accrued on the Per Share Price payable with respect to any shares of Company Common Stock.

If any cash deposited with the Payment Agent remains undistributed within one year following the Closing Date, such cash will be returned to Parent, upon demand, and any holders of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) who have not surrendered or transferred their Certificates representing such shares of Company Common Stock will thereafter look solely to Parent and Borrower as general creditors for payment of the Per Share Price without interest thereon (subject to applicable Law). Any cash deposited with the Payment Agent that remains unclaimed at such time as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority, will, to the extent permitted by applicable Law, become the property of Parent or the Surviving Corporation, free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.

Prior to the Closing, Parent, Borrower and the Company will cooperate to establish procedures with the Payment Agent and the Depository Trust Company (“DTC”) with the objective that (i) if the Closing occurs at or prior to 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit to DTC or its nominees on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to the number of

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shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time; multiplied by the Per Share Price (such amount, the “DTC Payment”); and (ii) if the Closing occurs after 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit the DTC Payment to DTC or its nominees on the first Business Day after the Closing Date.

Dissenting Shares

Notwithstanding anything to the contrary set forth in the Merger Agreement, if required by the DGCL (but only to the extent required thereby), all Dissenting Company Shares will not be converted into, or represent the right to receive, the Per Share Price. Holders or beneficial owners of Dissenting Company Shares will be entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262. All Dissenting Company Shares held or beneficially owned by any Company Stockholder or beneficial owner who shall have failed to perfect or who shall have effectively withdrawn, waived or lost his, her or its rights to appraisal of such Dissenting Company Shares pursuant to Section 262 will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Per Share Price, without interest thereon. The Company may not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of Dissenting Company Shares.

Directors and Officers; Certificate of Incorporation; Bylaws

At the Effective Time, the directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal, in each case in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and applicable Law.

At the Effective Time, the officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Effective Time, each to hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal, in each case in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and applicable Law.

At the Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time will be amended and restated in its entirety to read as set forth in an exhibit to the Merger Agreement, and such amended and restated certificate of incorporation will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation.

At the Effective Time, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, will become the bylaws of the Surviving Corporation, except that (i) all references to Merger Sub’s name will be automatically amended and will become references to the Surviving Corporation’s name and (ii) Article IX of the amended and restated bylaws of the Company will be replicated therein, and such bylaws will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.

Representations and Warranties

The Merger Agreement contains customary representations and warranties that the Company and Borrower, on the one hand, and the Buyer Parties, on the other hand, have made to one another, which are qualified in many cases by (i) certain exceptions and qualifications (including knowledge and materiality standards) set forth in the Merger Agreement, (ii) confidential disclosures made by the Company to the Buyer Parties and (iii) in the case

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of the Company, certain sections of documents filed with, or furnished to, the SEC by the Company, from and after January 1, 2023 and prior to February 13, 2026. The representations and warranties in the Merger Agreement do not survive the Closing.

Many of the representations and warranties in the Merger Agreement made by the Company are qualified as to a “Company Material Adverse Effect.” For purposes of the Merger Agreement, “Company Material Adverse Effect”, means any change, event, effect, occurrence or development (each, an “Effect”) that, individually or taken together with any other Effect, has had, or would reasonably be expected to have, a material adverse effect on the business or financial condition of the Company Group, taken as a whole; provided, however, none of the following (by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur:

(i)

any general economic conditions or changes in business markets in the United States or any other country or region in the world, or changes in conditions in the economy generally, including any changes in inflation, supply chain disruptions and labor shortages;

(ii)

any conditions in the financial markets, credit markets, debt markets, commodities markets, currency markets, securities markets or capital markets generally in the United States or any other country or region in the world, including (1) changes in interest rates or credit ratings generally in the United States or any other country, (2) changes in exchange rates generally for the currencies of any country, or (3) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;

(iii)	any change generally affecting any of the industries, jurisdictions or geographic areas in which the members of the Company Group operate or otherwise conduct business;

(iv)	changes in general regulatory, legislative, social or political conditions in the United States or any other country or region in the world;

(v)

changes in trade controls or Laws or related Tax Laws, including the imposition of new or increased trade restrictions, anti-dumping measures, tariffs, trade policies or disputes, or changes in, or any consequences arising from, any “trade war” or similar actions in the United States or any other country or region in the world;

(vi)

any political or geopolitical conditions, outbreak of hostilities, act of war (whether or not declared), armed conflict, insurrection, rebellion, sabotage, riot, protest, terrorism, cyberterrorism, cyberattack, or military action (including any threat, escalation or general worsening of any such hostilities, act of war, armed conflict, insurrection, rebellion, sabotage, riot, protest, terrorism, cyberterrorism, cyberattack or military action) in the United States or any other country or region in the world;

(vii)

earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, droughts, mudslides, blizzards, fires or other natural disasters, weather conditions and other acts of God or electrical black-outs or power shortages and other force majeure events in the United States or any other country or region in the world;

(viii)

any epidemic, pandemic or disease outbreak (or the worsening thereof), or any Law, directive, guidelines or recommendations issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization, any other Governmental Authority or industry group providing for business closures, “sheltering-in-place,” curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak or any other Special Measures;

(ix)

any cyberterrorism (including by means of cyberattack by or sponsored by a Governmental Authority), cyberattack, computer hack, ransomware, data breach or other cybersecurity event involving the Company Group;

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(x)

the negotiation, execution or announcement of the Merger Agreement or the pendency of the Merger and the transactions contemplated thereby, or the identity of Parent or Merger Sub or any of their respective Affiliates, including the impact thereof on the relationships, contractual or otherwise, of the Company Group with employees (including any employee attrition), suppliers, customers, lessors, partners, vendors or any other third Person (other than for purposes of any representation or warranty contained in Sections 3.5 or 3.6 of the Merger Agreement);

(xi)

the compliance by any Party with the express terms of the Merger Agreement or applicable Law or reporting standard, including any action taken or refrained from being taken pursuant to the express terms of the Merger Agreement;

(xii)	any action taken or not taken by the Company Group at the written request or with the written consent of, or any action taken by, the Buyer Parties or the Principal Stockholders;

(xiii)

any change or proposed change in applicable Law (including the enforcement or interpretation thereof), regulatory policies, accounting standards or principles (including GAAP) or any guidance (including from the SEC or any other Governmental Authority) relating thereto or the interpretation or enforcement thereof;

(xiv)

any change in the price or trading volume of the Company Common Stock or in the Company’s credit rating or rating outlook, in each case in and of itself (provided that the underlying causes may be taken into account to the extent not otherwise excluded by the other clauses of this definition);

(xv)

any failure, in and of itself, by the Company Group to meet (1) any public analyst estimates or expectations of the Company’s revenue, earnings, cash flow, cash position or other financial performance or results of operations for any period, or (2) any internal projections, budgets, plans or forecasts of its revenues, earnings, cash flow, cash position or other financial performance (provided that the underlying causes may be taken into account to the extent not otherwise excluded by the other clauses of this definition); and

(xvi)

any Transaction Litigation or other Legal Proceeding threatened, made or brought against the Company, any of its executive officers or other employees or any member of the Company Board arising out of the Merger or any other transaction contemplated by the Merger Agreement;

except, with respect to clauses (i) through (viii) and (xiii), to the extent that such Effect has had a materially disproportionate adverse effect on the Company Group, taken as a whole, relative to other companies operating in the industries in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect.

The representations and warranties made by the Company and Borrower relate to, among other things:

•	due incorporation, valid existence, good standing and power, authority and qualification to conduct the business of the Company and Borrower;

•

the Company’s requisite corporate power and authority to (i) execute and deliver the Merger Agreement, (ii) perform its covenants and obligations thereunder and (iii) subject to receiving the Requisite Stockholder Approval, consummate the Merger;

•	Borrower’s requisite corporate power and authority to (i) execute and deliver the Merger Agreement and (ii) perform its covenants and obligations thereunder;

•	the necessary approval of the Special Committee and the Company Board;

•	the inapplicability of anti-takeover Laws to the Merger;

•	the requisite vote of the holders of Company Common Stock, ability of the Written Consent to satisfy such vote and to adopt the Merger Agreement and consummate the Merger;

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•

the absence of any conflict or violation of any organizational documents of the Company, certain existing contracts of the Company and its Subsidiaries, applicable Laws to the Company or its Subsidiaries, the resulting creation of any lien upon the properties or assets of the Company Group;

•	required consents, approvals and regulatory filings in connection with the execution and delivery of the Merger Agreement, the performance thereof and the consummation of the Merger;

•	the capital structure of the Company as well as the ownership and capital structure of its Subsidiaries;

•	the accuracy and completeness of the Company’s SEC filings;

•

the Company’s financial statements, disclosure controls and procedures and internal accounting controls and procedures, including the absence of any “significant deficiency” or “material weakness” in such systems;

•	the absence of specified undisclosed liabilities and estimated transaction expenses;

•	the conduct of the business of Company and its Subsidiaries in the ordinary course and the absence of any Company Material Adverse Effect, in each case, since September 30, 2025;

•	the existence and enforceability of specified categories of the Company’s and its Subsidiaries’ material contracts, and any notices with respect material breaches or defaults therefrom;

•	real property owned and leased by the Company and its Subsidiaries;

•	patents, trademarks, copyrights and other intellectual property matters;

•	information technology systems;

•	data security and data privacy matters;

•	tax matters;

•	employee benefits plans and related matters;

•	labor matters;

•	the Company’s and its Subsidiaries possession of necessary permits;

•	the Company’s and its Subsidiaries compliance with applicable Laws since January 1, 2023;

•	anti-corruption Laws matters;

•	environmental Laws matters;

•	the absence of Legal Proceedings and Orders;

•	insurance matters;

•	contracts or transactions between the Company Group and any Affiliate or related Person;

•	the payment of fees to brokers in connection with the Merger;

•	the rendering of BofA Securities’s and Centerview’s fairness opinions to the Special Committee;

•	matters related to the Company Credit Agreement; and

•	the exclusivity of the representations and warranties made by the Company and Borrower.

The representations and warranties made by the Buyer Parties relate to, among other things:

•	due organization, good standing and power and authority to conduct business with respect to the Buyer Parties and availability of the organizational documents of the Buyer Parties;

•	the Buyer Parties’ requisite corporate power and authority to (i) execute and deliver the Merger Agreement, (ii) perform their covenants and obligations thereunder and (iii) consummate the Merger;

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•

the absence of any conflict or violation of any organizational documents of the Buyer Parties, certain existing contracts of the Buyer Parties, applicable Laws to the Buyer Parties, or the resulting creation of any lien upon the properties or assets of the Buyer Parties;

•	required consents, approvals and regulatory filings in connection with the execution and delivery of the Merger Agreement, the performance thereof and the consummation of the Merger;

•	the absence of Legal Proceedings and Orders;

•	the ownership of Company Common Stock by the Buyer Parties and their Affiliates (including the Principal Stockholders);

•	the payment of fees to brokers in connection with the Merger;

•	the operations of Merger Sub;

•	the absence of any required vote or approval of voting interests in Parent;

•

the absence of agreements (other than those contemplated by the Merger Agreement) between the Buyer Parties or any of their respective Affiliates and any Company stockholder, members of the Company Board or the Company and its Subsidiaries’ management;

•	the delivery of the Guaranty;

•

the execution and delivery of the Debt Commitment Letter, the validity of the Debt Financing Commitment, the absence of amendments to the Debt Financing Commitment, the sufficiency of the Debt Financing, and the absence of additional conditions to the Debt Financing Commitment;

•	the solvency of the Surviving Corporation as of immediately after the Effective Time and after giving effect to the Merger;

•	the accuracy of information supplied by the Buyer Parties;

•	the lack of ownership of competitors to the Company by the Buyer Parties and their affiliates and associates;

•	certain national security matters; and

•	the exclusivity of the representations and warranties made by the Company.

Conduct of Business Pending the Merger

The Merger Agreement provides that, except (i) as required or contemplated by the Merger Agreement or required by applicable Law, (ii) to the extent necessary to comply with any Material Contract in effect on the date of the Merger Agreement, (iii) as approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), or (iv) as disclosed in the confidential disclosure letter to the Merger Agreement, during the period of time commencing with the execution and delivery of the Merger Agreement and continuing until the earlier of the valid termination of the Merger Agreement and the Effective Time, the Company will, and will cause each of its Subsidiaries to:

•	subject to the restrictions set forth in the Merger Agreement, to conduct its operations in the ordinary course of business in all material respects;

•	and use commercially reasonable efforts to preserve its business organization intact and maintain existing significant business relationships.

In addition, the Company has also agreed that, except (i) as required or contemplated by the terms of the Merger Agreement or required by applicable Law, (ii) to the extent necessary to comply with any Material Contract in effect on the date of the Merger Agreement, (iii) as approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), or (iv) as disclosed in the confidential disclosure

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letter to the Merger Agreement, during the period of time commencing with the execution and delivery of the Merger Agreement and continuing until the earlier of the valid termination of the Merger Agreement and the Effective Time, the Company will not, and will not permit any of its Subsidiaries to:

•	amend the organizational documents of any member of the Company Group;

•

make, declare, set aside, establish a record date for or pay any dividend, return of capital or other distribution of profits or assets (whether in cash, stock or property or other combination thereof), other than any dividends, return of capital or other distributions from any wholly owned Subsidiary of the Company either to the Company or any other wholly owned Subsidiaries of the Company;

•

(i) enter into a Contract that would be a Material Contract if entered into prior to February 17, 2026, (ii) modify or amend any Material Contract in any material and adverse respect (to the Company Group) or (iii) terminate or waive any material right under any Material Contract, in each case other than in the ordinary course of business or as permitted under the Merger Agreement;

•	propose or adopt a plan to liquidate, dissolve, merge, consolidate, restructure, recapitalize or otherwise reorganize;

•

issue, sell, encumber, deliver, grant options or rights to purchase or receive, pledge, dispose of or deliver or agree or commit to issue, sell or deliver any (i) shares of capital stock of, or other equity or voting interest in, the Company, (ii) securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest (including voting debt) in, the Company, (iii) options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for such shares of capital stock of, or other equity or voting interest in, the Company or (iv) obligations of the Company to grant, extend or enter into any such option, warrant, right, convertible, exchangeable or exercisable security, or other similar contract relating to any capital stock of, or other equity or voting interest in the Company, except (i) for grants of Company RSUs in the ordinary course of business to directors of the Company in accordance with the Company’s non-employee director compensation policy, (ii) upon the exercise, vesting or settlement of, Company Options or Company RSUs outstanding as of February 17, 2026 or (iii) purchases of Company Common Stock pursuant to the Company ESPP in respect of the Final Offering Period;

•

reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, capital stock or other equity or voting interest of the Company or any of its Subsidiaries, except for (i) the acquisitions of Company Common Stock in connection with the surrender of Company Common Stock by holders of Company Options in order to pay the exercise price of such Company Options, (ii) the withholding of shares of Company Common Stock to satisfy Tax obligations incurred in connection with the exercise of Company Options and the vesting or settlement of Company RSUs, or (iii) the acquisition of Company Options or Company RSUs in connection with the forfeiture of such awards;

•

(A) incur or assume any Indebtedness for borrowed money, issue any debt securities except for (i) trade payables, obligations pursuant to business credit cards and liabilities pursuant to or in connection with letters of credit or bank’s acceptances or similar items, incurred in the ordinary course of business, (ii) borrowings under the Company Credit Agreement, except as set forth in the Company Disclosure Letter, (iii) letters of credit or guarantees or credit support provided by the Company or its Subsidiaries in the ordinary course of business, and (iv) intercompany loans or advances between or among the Company and its wholly owned Subsidiaries or (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person;

•	make any loans, advances, investments in or capital contributions to any other Person, except for (i) prepayments and deposits paid to suppliers and other business counterparties of the Company or any

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of its Subsidiaries in the ordinary course of business, (ii) trade credit extended to customers of the Company or any of its Subsidiaries in the ordinary course of business, (iii) advances or other payments among the Company and its Subsidiaries and (iv) advances to employees, officers or directors of the Company or any of its Subsidiaries for out-of-pocket expenses;

•	license, sell, transfer or assign any material intellectual property, other than in the ordinary course of business;

•

license, sell, transfer, assign, create or incur any lien (other than a permitted lien) or otherwise dispose of any material assets, rights or properties (other than any intellectual property), other than (i) the sale of goods and services to customers in the ordinary course of business, (ii) the sale or other disposition of immaterial assets or equipment deemed by the Company in its reasonable business judgment to be obsolete, (iii) transactions among the Company and its Subsidiaries or among its Subsidiaries, (iv) permitted liens or (v) in connection with financing transactions permitted under the Merger Agreement;

•

except as required by an Employee Plan in effect on February 17, 2026 (or adopted thereafter in compliance with the Merger Agreement) or as may be required by applicable Law, (i) enter into, adopt, materially amend or terminate any material Employee Plan, (ii) materially increase the base compensation of any director or employee with the title of vice president or higher, (iii) enter into any change in control, severance, retention or similar agreement with any employee with the title of vice president or higher, (iv) accelerate the time of payment or vesting of any material compensation or benefit or in any other way secure material payment becoming due under any Employee Plan, (v) hire or terminate (other than for cause) any employee with the title of vice president or higher, or (vi) grant or forgive any loans to any employee with the title of vice president or higher (other than advances to directors or officers of the Company or any Subsidiary of the Company in the ordinary course of business or in connection with any advancement obligations in the organizational documents of any Subsidiary of the Company, or indemnification agreement between the Company or any Subsidiary of the Company and such director or officer in effect as of February 17, 2026);

•

settle, release, waive or compromise any pending or threatened Legal Proceedings or other claim, except for the settlement of any Legal Proceedings or other claim without material restriction on the business, injunctive relief or an admission of wrongdoing that is (i) reflected or reserved against in the consolidated financial statements of the Company as of September 30, 2025 included in the Company’s SEC filings prior to February 17, 2026, (ii) for monetary payments of, net of insurance recovery, no more than $5,000,000 in the aggregate, or (iii) settled in compliance with the Merger Agreement;

•

make any change in accounting principles or methods of financial accounting affecting the reported consolidated assets, liabilities or results of operations of the Company and its Subsidiaries, except as required by GAAP;

•

(i) make (other than tax elections made in connection with filing tax returns consistent with past practice), change (except in connection with doing business in a new jurisdiction), or revoke any material tax election, (ii) settle or compromise any audit or other proceeding with respect to any material tax claim or assessment, (iii) surrender any right to claim a material tax refund, (iv) request any ruling with respect to material taxes, (v) change any material tax accounting period or method, (vi) file any amended material tax Return, (vii) enter into any closing agreement with respect to material taxes, (viii) consent to any extension or waiver of the limitation period applicable to any material taxes, or (ix) enter into a voluntary disclosure or similar agreement with respect to material taxes;

•

engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404 and would not constitute an Employee Plan;

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•

acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any material portion thereof or material equity interest therein or enter into any contract that involves a joint venture entity, limited liability company or legal partnership (excluding commercial agreements that do not involve the formation of an entity with any third Person), except for such acquisitions pursuant to contracts existing as of February 17, 2026 and set forth in the confidential disclosure letter to the Merger Agreement; or

•	enter into, authorize any of, or agree or commit to enter into a contract to do any of the foregoing.

Solicitation of Other Offers and Recommendation Change

No Solicitation of Other Offers

For purposes of this information statement and the Merger Agreement:

“Acceptable Confidentiality Agreement” means any confidentiality agreement with the Company (i) in effect as of February 17, 2026 or (ii) executed, delivered and effective after February 17, 2026 and, in the case of clause (ii), containing terms that (x) are not, in the aggregate, materially less favorable to the Company than those contained in that certain Confidentiality Agreement, dated as of January 9, 2026, by and between LGP and the Company, and (y) do not prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with the Merger Agreement, except that any such confidentiality agreement need not contain any “standstill” or similar provision or otherwise prohibit the making of any Acquisition Proposal.

“Acquisition Proposal” means any offer or proposal (other than an offer or proposal by the Buyer Parties) to engage in an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement involving the Company and the Buyer Parties) involving:

•

any direct or indirect purchase or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates), whether from the Company or any other Person(s), of securities representing more than 20% of the total outstanding equity securities of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 20% of the total outstanding equity securities of the Company after giving effect to the consummation of such tender or exchange offer;

•

any direct or indirect purchase, license or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates) of assets (including equity securities in Subsidiaries of the Company) constituting or accounting for more than 20% of the consolidated assets (measured by the fair market value thereof, as determined in good faith by the Special Committee), revenue or net income of the Company Group, taken as a whole; or

•

any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company pursuant to which any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates) would hold securities representing more than 20% of the total outstanding equity securities of the Company or the surviving or resulting entity of such transaction (in each case, by vote or economic interests) after giving effect to the consummation of such transaction.

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“Alternative Acquisition Agreement” means any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement.

“Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that the Special Committee has determined in good faith (after consultation with its financial advisor and outside legal counsel) (i) is on terms that are more favorable, from a financial point of view, to the Company Stockholders (in their capacity as such) than the Merger (taking into account such legal, regulatory, financial and other aspects of the Acquisition Proposal as the Special Committee deems relevant and, if applicable, any revisions to the Merger Agreement committed to in writing by Parent prior to the time of such determination) and (ii) is reasonably likely to be consummated in accordance with its terms, taking into account (x) if such Superior Proposal is not a Specified Superior Proposal, the likelihood that the required holders of Company Common Stock will adopt the Acquisition Proposal and (y) such other legal, regulatory, financial and other aspects of the Acquisition Proposal as the Special Committee deems relevant. For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

From February 17, 2026 and continuing until the earlier to occur of the valid termination of the Merger Agreement and the Effective Time, the Company will not, and will cause its Subsidiaries and its and their respective officers and directors not to, and will not instruct, authorize, or knowingly permit any of its and their representatives to, directly or indirectly:

•	solicit or knowingly facilitate or assist any proposal, offer, inquiry or request that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

•

furnish to any Person (other than Parent, Merger Sub, and their representatives) any non-public information relating to the Company Group, or afford to any such Person access to the business, properties, assets, books, records, or other non-public information, or to any personnel, of the Company Group, in any such case with the intent to induce or to knowingly facilitate or assist an Acquisition Proposal;

•

participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (except to notify such Person that the non-solicitation provisions of the Merger Agreement prohibit any such discussions or negotiations, or to clarify the terms or conditions of the Acquisition Proposal in connection with determining whether the Acquisition Proposal constitutes a Superior Proposal);

•	approve, endorse, or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; or

•	enter into any Alternative Acquisition Agreement.

In addition, the Company has agreed to:

•

request the return or destruction of all non-public information concerning the Company or its Subsidiaries from each Person (other than Parent, Merger Sub, and their respective representatives and affiliates) that entered into a confidentiality agreement with the Company on or after January 1, 2025 with respect to an Acquisition Proposal.

•

immediately cease any solicitations, discussions, communications, or negotiations with, or provision of non-public information to, any Person (other than the parties to the Merger Agreement and their respective representatives) in connection with an Acquisition Proposal existing as of February 17, 2026, and terminate all access of any such Person to any electronic data room maintained by the Company or other diligence access with respect to any Acquisition Proposal.

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Superior Proposals

Notwithstanding these restrictions, from February 17, 2026 and continuing until the earlier to occur of the valid termination of the Merger Agreement and 5:00 p.m., Eastern time on April 19, 2026 (the “Applicable Time”) , the Company and the Special Committee may, directly or indirectly, participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company Group to, or afford access to non-public information or personnel of the Company Group to, any Person or such Person’s representatives that has made, renewed, or delivered to the Company an Acquisition Proposal after the date of the Merger Agreement that did not result from a breach of the non-solicitation provisions, and otherwise facilitate such Acquisition Proposal or assist such Person (and such Person’s Representatives and financing sources) with such Acquisition Proposal, in each case, with respect to an Acquisition Proposal that the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal. The Company is required to promptly make available to Parent any non-public information concerning the Company Group that is provided to any such Person or its representatives that was not previously made available to Parent, and provide written notice to Parent of any such determination made by the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee.

Recommendation Change

Except as permitted by the Merger Agreement, from February 17, 2026 and continuing until the earlier to occur of the valid termination of the Merger Agreement and the Effective Time, neither the Company Board nor the Special Committee may:

•	withhold, withdraw, amend, or modify, or publicly propose to withhold, withdraw, amend, or modify, the Special Committee Recommendation or the Company Board Recommendation;

•	adopt, approve, recommend, or declare advisable an Acquisition Proposal;

•

fail to publicly reaffirm the Special Committee Recommendation or the Company Board Recommendation within five business days after Parent so requests in writing in connection with the public disclosure by the Company of an Acquisition Proposal (other than of the type referred to in the following bullet) by any Person (it being understood that the Company Board and the Special Committee will have no obligation to make such reaffirmation on more than one occasion with respect to any particular Acquisition Proposal; provided, that any amendment to economic or other material terms thereof will constitute a separate Acquisition Proposal for this purpose); or

•

take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer within 10 Business Days after commencement thereof, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (any action described above, a “Recommendation Change”).

In addition, neither the Company Board nor the Special Committee may cause or permit any member of the Company Group to enter into an Alternative Acquisition Agreement.

Notwithstanding the foregoing, after February 17, 2026 and continuing until the earlier to occur of the valid termination of the Merger Agreement and the Applicable Time, if the Company has received a bona fide Acquisition Proposal that did not result from a breach of the non-solicitation provisions of the Merger Agreement and that the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes a Superior Proposal, then the Company Board (acting upon the recommendation of the Special Committee) may authorize and cause the Company to terminate the Merger

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Agreement to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal. If the Superior Proposal is not a Specified Superior Proposal, the Company Board and the Company may only take such actions if and only if:

•

the Company has provided prior written notice to Parent at least four business days in advance (the “Notice Period”) to the effect that the Company Board (acting upon the recommendation of the Special Committee) and the Company intend to take such actions, which notice must specify that the Special Committee concluded in good faith that the Acquisition Proposal constitutes a Superior Proposal, the identity of the Person making such Acquisition Proposal, the status of discussions relating to such Acquisition Proposal, the material terms thereof, and unredacted copies of all written requests, proposals, offers, agreements, and other relevant documents (including all financing commitments and fee letters, which may be redacted with respect to the fee amounts and specific “market flex” provisions in a customary manner) relating to such Acquisition Proposal;

•

prior to effecting such termination, the Special Committee and its representatives, during the Notice Period, have been available to negotiate with Parent and its representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of the Merger Agreement and the Debt Commitment Letter that would obviate the need to effect such a termination (including by causing the Acquisition Proposal to cease to constitute a Superior Proposal);

•

at the end of the applicable Notice Period, the Special Committee concludes in good faith (after taking into account any revisions to the terms and conditions of the Merger Agreement and the Debt Commitment Letter proposed by Parent) that such Acquisition Proposal continues to constitute a Superior Proposal; and

•

solely in the event of any termination of the Merger Agreement in order to cause or permit the Company to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal which constitutes a Superior Proposal, the Company will have terminated the Merger Agreement and complied with its obligation to pay the Company Termination Fee.

In the event of any material modifications, updates, or supplements to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the foregoing requirements with respect to such new written notice (it being understood that the “Notice Period” in respect of such new written notice will be two business days and in no event shall any such additional two business day Notice Period be deemed to shorten the initial four business day Notice Period).

Regulatory Efforts

Under the Merger Agreement, Parent, Merger Sub and the Company agree to use their respective reasonable best efforts to take (or cause to be taken) all actions, do (or cause to be done) all things and assist and cooperate with the other parties in doing (or causing to be done) all things, in each case, as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective the Merger and the other Transactions, including: (i) obtaining all consents, waivers, approvals, orders and authorizations from Governmental Authorities and (ii) making all registrations, declarations and filings with Governmental Authorities, in each case, that are necessary or advisable to consummate the Merger.

The parties filed a notification and report form with the FTC and DOJ on March 3, 2026 and requested early termination of the HSR waiting period. Parent and the Company agree that no Party will (or will permit any of its Affiliates, as applicable, to) withdraw its filing, or commit to or agree with any Governmental Authority to stay, toll, or extend, any applicable waiting period or enter into any similar timing agreement, without the prior written consent of the other Parties (not to be unreasonably withheld, conditioned or delayed). A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms, unless extended, or the early termination of that waiting period. Parent and the Company applied for early termination of the waiting period under the HSR Act, and the FTC granted such request on March 24, 2026.

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Parent and the Company have each agreed to (1) cooperate and coordinate with the other in the making of such filings; (2) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (3) supply (or cause to be supplied) any additional information that may be required or reasonably requested by the FTC or the DOJ or other Governmental Authority; and (4) use its respective reasonable best efforts to cause the expiration or termination of the applicable waiting periods and obtain any required consents pursuant to the HSR Act or any Antitrust Laws or FDI Laws as promptly as practicable and, in any event, prior to the Termination Date of June 18, 2026, as may be extended pursuant to the Merger Agreement. If any Party receives a request for additional information or documentary material from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any Antitrust Laws or FDI Laws, then such Party will make (or cause to be made) as soon as reasonably practicable and after consultation with the other Parties, an appropriate response in compliance with such request. The Company will be solely responsible for and pay all filing fees payable to any Governmental Authority under any Antitrust Laws or FDI Laws.

Parent and the Company agree to use reasonable best efforts, and to cause each of their respective Affiliates to use, reasonable best efforts to take any and all steps reasonably necessary to avoid or eliminate each and every impediment, obtain all consents and make all filings under any Antitrust Laws and FDI Laws that may be required or by any foreign or U.S. federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the Parties to consummate the Transactions, including the Merger, as promptly as reasonably practicable, including committing to or effecting, by consent decree, hold separate Orders, trust, or otherwise, the sale or disposition of (or limiting the freedom of action with respect to) such assets or businesses of the Company as are required to be divested in order to avoid the entry of, or to effect the dissolution of or vacate or lift, any Order, that would otherwise have the effect of preventing or materially delaying the consummation of the Merger and the other Transactions as promptly as reasonably practicable.

Parent will, and will cause its Affiliates to, use reasonable best efforts to take any and all actions necessary in order to ensure that (1) no requirement for any non-action by or consent or approval of any foreign or U.S. Governmental Authority with respect to any Antitrust Laws or FDI Laws, (2) no decree, judgment, injunction, temporary restraining Order or any other Order in any suit or proceeding with respect to any Antitrust Laws or FDI Laws, and (3) no other matter relating to any Antitrust Laws or FDI Laws, in each case of clauses (1), (2) and (3), would preclude consummation of the Merger by the Termination Date. If any Legal Proceeding is brought challenging any of the Transactions as violative of any Antitrust Laws or FDI Laws, Parent will, with the cooperation of the Company, use reasonable best efforts to contest and defend against such Legal Proceeding (including through appeal), in order to avoid the entry of, or seek to have vacated, reversed or terminated, any Order (whether temporary, preliminary or permanent) that would restrain, enjoin, prohibit or delay the consummation of the Transactions.

Parent and Merger Sub will not enter into or consummate any contract or arrangement for an acquisition of any ownership interest, assets or rights in favor of any Person that would reasonably be expected to, individually or in the aggregate, prevent or materially delay the consummation of the Merger, including by (1) imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Authority necessary to consummate the Merger or the expiration or termination of any applicable waiting period; (2) causing any of the Parties to be required to obtain any additional clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations under any Laws with respect to the Merger or other Transactions; (3) materially increasing the risk of any Governmental Authority entering an Order prohibiting the consummation of the Merger; or (4) materially increasing the risk of not being able to remove any such Order on appeal or otherwise.

Notwithstanding anything to the contrary in the Merger Agreement, Parent, Merger Sub, and their respective Affiliates are not required to take or refrain from taking or agree to any action, non-action, or omission with

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respect to any of (x) Parent’s or Merger Sub’s respective Affiliates, (y) the investment funds or investment vehicles affiliated with, or managed or advised by, LGP or its Affiliates or (z) any portfolio company (as such term is commonly understood in the private equity industry) or investment of LGP or any such investment fund or investment vehicle, or interest therein.

Employee Matters

As of the Closing, the Surviving Corporation or one of its Subsidiaries will continue to employ the employees of the Company Group as of the Effective Time. From and after the Effective Time until the first anniversary of the Effective Time (or, if earlier, the termination date of an applicable employee) (the “Continuation Period”), the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) provide each Continuing Employee (i) base salary (or base wages, as the case may be) that is no less than the base salary (or base wages, as the case may be) provided to such Continuing Employee immediately prior to the Effective Time, (ii) long-term incentive compensation opportunities (or equivalent cash incentive compensation opportunities) that are no less favorable than the long-term incentive compensation opportunities provided to such Continuing Employee immediately prior to the Effective Time and (iii) employee benefits that are no less favorable in the aggregate to those provided to such Continuing Employee immediately prior to the Effective Time.

To the extent that an Employee Plan or any other employee benefit plan, program, policy or arrangement of Parent, the Surviving Corporation or any of their respective Affiliates (together, the “New Plans”) is made available to any Continuing Employee at or after the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause to be granted to such Continuing Employee credit for service with the Company Group prior to the Effective Time for all purposes, except that such service need not be credited to the extent that it would result in duplication of coverage or benefits and no service shall be required to be credited for benefit accrual purposes under any plan that provides for defined benefit pension benefits. In addition, Parent will (or will cause the Surviving Corporation to) use commercially reasonable efforts to ensure that: (i) each Continuing Employee will be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such plans replaces coverage previously provided under a comparable Employee Plan in which such Continuing Employee participated immediately before the Effective Time and (ii) during the plan year in which the Closing Date occurs, for purposes of each New Plan providing health or welfare benefits to any Continuing Employee, all waiting periods, preexisting condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan will be waived for such Continuing Employee and his or her covered dependents, and any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year ending on the Closing Date will be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance, co-pay, offsets and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

In addition, during the Continuation Period, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to, provide severance or termination benefits for each Continuing Employee that are at least equal to what is required under the Company’s severance and termination plans, policies, programs, agreements and arrangements, in each case, as in effect at the Effective Time, including with respect to any payments, benefits or rights arising as a result of the Merger (either alone or in combination with any other event), without any amendment or modification, other than any amendment or modification required to comply with applicable Law or as consented to by the parties thereto.

Indemnification and Insurance

From and after the Effective Time, Parent will cause the Surviving Corporation and its Subsidiaries to, and the Surviving Corporation and its Subsidiaries shall, (i) honor and fulfill, in all respects, the obligations of each

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member of the Company Group pursuant to any indemnification agreements between a member of the Company Group and any of its current or former directors, officers or managers as in effect on the date of the Merger Agreement and (ii) maintain during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, provisions with respect to indemnification, advancement of expenses and exculpation from liability as set forth in the certificates of incorporation, bylaws and other organizational documents of each member of the Company Group as of the date of the Merger Agreement, which provisions will not be amended, repealed or otherwise modified in any manner that could adversely affect any indemnification, advancement of expenses or exculpation from liability rights thereunder of any individual who is or was a director or officer of any member of the Company Group, except to the extent required by applicable Law.

In addition, from and after the Effective Time, the Surviving Corporation and its subsidiaries will indemnify, exculpate and hold harmless, to the fullest extent permitted by applicable law, each current and former director and officer of the Company (an “Indemnified Person”) from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any actual or threatened Legal Proceeding or other matter, whether civil, criminal, administrative or investigative, to the extent that such actual or threatened Legal Proceeding or other matter is based on, arising out of or relating to the fact that such Person is or was a director, officer, member, manager or employee of the Company Group or such Person is or was serving, at the request or with the knowledge and consent of the Company Group, as a director, officer, member, manager or fiduciary of any other Person and based on, arising out of or relating to any act, omission, fact, circumstance or other matter occurring or existing on or prior to the Effective Time. The Surviving Corporation and its Subsidiaries will promptly (and in any event no later than sixty (60) days after the submission of invoices), advance such costs, fees and expenses actually and reasonably incurred by or on behalf of the Indemnified Persons to the fullest extent permitted by applicable Law, subject to the receipt by the Surviving Corporation of an undertaking by such Indemnified Person to repay the costs, fees and expenses so advanced in the event it is ultimately determined that such Indemnified Person is not entitled to be indemnified therefor.

During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect directors’ and officers’ liability, employment practices liability and fiduciary liability insurance covering the Indemnified Persons and other natural persons insured by the Company Group’s directors’ and officers’ liability, employment practices liability and fiduciary liability insurance in effect as of the Closing (such persons, “Insured Persons” and such insurance, the “Current Insurance”) in respect of acts, omissions, facts, circumstances and other matters existing or occurring at or prior to the Effective Time on terms and conditions, including limits and retentions, that are no less favorable, in the aggregate, to the Insured Persons than the Current Insurance; provided, however, that the aggregate annual premium for such insurance will not exceed 300% of the premium for the Current Insurance (the “Maximum Amount”); provided further, that if such insurance is not available or the aggregate annual premium for such insurance exceeds the Maximum Amount, then the Surviving Corporation shall obtain the most coverage available for a cost not exceeding the Maximum Amount.

Other Covenants

Transaction Litigation

Prior to the Effective Time, the Company will: (i) provide Parent with reasonably prompt notice of all Transaction Litigation, (ii) keep Parent reasonably informed with respect to the status thereof, (iii) provide Parent the opportunity to review and propose comments to all filings, pleadings and responses proposed to be filed or submitted by or on behalf of the Company prior to such filing or submission and consider such comments in good faith, (iv) give Parent a reasonable opportunity to review in advance all materials proposed to be delivered by or on behalf of the Company in connection with any discovery or document production, (v) give Parent the right to participate in the defense, settlement or prosecution of any such Transaction Litigation and

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(vi) reasonably consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company may not compromise or settle, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

Debt Financing Obligations

Parent has agreed to use its reasonable best efforts to obtain the Debt Financing on a timely basis and on the terms and conditions described in the Debt Financing Commitment or on such other terms and conditions as may be acceptable to Parent in its sole discretion (provided that agreement to such other terms and conditions would not result in a Prohibited Modification), and, subject to satisfaction of certain conditions specified in the Merger Agreement, to consummate the Debt Financing on the Closing Date.

Prior to the Closing, Parent will not, without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), agree to, or permit, any amendment, restatement, amendment and restatement, replacement, supplement, waiver, consent or other modification of the Debt Financing Commitment that would, or would reasonably be expected to, (i) reduce the aggregate amount of the Debt Financing to be funded at the Closing to an amount that is less than the Required Amount, (ii) impose new or additional conditions precedent to the obligation of the Financing Sources party to the Debt Financing Commitment to fund the Debt Financing or expand, amend or modify any of the existing conditions precedent to the obligation of the Financing Sources party to the Debt Financing Commitment to fund the Debt Financing, in each case, in a manner that would reasonably be expected to materially delay, impede or prevent the Closing, (iii) materially and adversely impact the ability of Parent to enforce its rights against the other parties to the Debt Financing Commitment or (iv) adversely affect the ability of the Debt Financing to be incurred as an Incremental Term Facility (as defined in the Company Credit Agreement) (the effects described in clauses (i) through (iv), collectively, the “Prohibited Modifications”); provided, that, notwithstanding the foregoing, Parent may, without the prior written consent of the Company, amend, restate, replace, supplement, waive, consent or otherwise modify any provision of the Debt Financing Commitment to (1) add or appoint additional lenders, lead arrangers, bookrunners, syndication agents or other similar entities that have not executed the Debt Financing Commitment as of the date of the Merger Agreement, provide for the assignment and/or reallocation thereto of a portion of the commitments thereunder (and related economics) and/or grant such parties customary approval rights in connection with such appointments or (2) modify pricing.

If all or any portion of the Debt Financing becomes unavailable for any reason, Parent has agreed to promptly (i) notify the Company in writing of such event, (ii) use its reasonable best efforts to arrange to obtain, as promptly as practicable following the occurrence of such event, alternative debt financing from the same or alternative financing sources in an amount that, when added to any portion of the Debt Financing that remains available, is no less than the Required Amount (“Alternative Debt Financing”), and (iii) if applicable, obtain (or cause to obtain) a new financing commitment letter (together with its related term sheets, the “Alternative Debt Financing Commitment”). However, under no circumstances will Parent be required to (A) pay any fees or original issue discount in excess of those contemplated by the Debt Financing Commitment (including after giving effect to the “market flex” provisions) as in effect of the date hereof, (B) agree to pricing or other economic terms that are less favorable (taken as a whole) to Parent than those contemplated by the Debt Financing Commitment (including after giving effect to the “market flex” provisions) as in effect on the date of the Merger Agreement or (C) seek equity financing from any Person.

Company Credit Agreement; Debt Financing Cooperation

Prior to the Effective Time, the Company is required to (i) maintain the Company Credit Agreement in full force and effect in accordance with the terms and subject to the conditions thereof, and not without the prior written consent of Parent agree to, or permit, any material amendment, restatement, amendment and restatement,

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replacement, supplement, waiver, consent or other modification of the Company Credit Agreement, (ii) refrain from taking certain actions with respect to the LCT Election (as defined in the Merger Agreement) and (iii) provide Parent with prompt written notice upon the occurrence of certain breaches of or defaults under the Company Credit Agreement.

The Company is also required to provide Parent, at Parent’s sole cost and expense, with such reasonable and customary cooperation as may be reasonably requested by Parent in writing to assist the Buyer Parties in arranging the Debt Financing, including: causing members of management to participate in meetings and presentations with actual or prospective lenders; providing reasonable assistance to Parent in the preparation of customary rating agency presentations, bank information memoranda, lender presentations and marketing materials; and providing customary information and documentation as reasonably requested by the Debt Financing Sources, subject to certain customary exceptions.

Subject to limited exceptions, Parent has agreed to (i) reimburse the Company, promptly upon request by the Company after termination of the Merger Agreement, for any documented and reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred or otherwise payable by any member of the Company Group as a result of providing the Debt Financing cooperation contemplated by the Merger Agreement, and (ii) indemnify and hold harmless the Company Group and their respective Representatives, and the successors and assigns of each of the foregoing Persons, from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with any obligations with respect to Debt Financing cooperation provided pursuant to the Merger Agreement or any information utilized in connection therewith.

Conditions to the Closing of the Merger

Conditions to Each Party’s Obligations

The respective obligations of each party to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law, except with respect to the Requisite Stockholder Approval which is not waivable) of each of the following conditions:

•	the Company must have received the Requisite Stockholder Approval, which was obtained pursuant to the Written Consent delivered by the Principal Stockholders on February 17, 2026;

•

at least 20 calendar days must have elapsed since the Company mailed this information statement to the Company Stockholders and the consummation of the Merger is permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);

•

any waiting period (and any extensions thereof) applicable to the Merger pursuant to the HSR Act must have expired or been terminated, and any clearance or affirmative approval applicable to the Merger under applicable Antitrust Laws and FDI Laws under certain specified jurisdictions must have been obtained and any mandatory waiting period related thereto must have expired or otherwise been terminated; and

•

no Governmental Authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered after the date of the Merger Agreement any Law or Order that is in effect that prohibits, makes illegal, or enjoins the consummation of the Merger.

Conditions to the Obligations of Parent and Merger Sub

In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver by Parent (where permissible pursuant to applicable Law) of the following additional conditions:

•

the representations and warranties of the Company (other than the representations and warranties listed in the next three bullets) set forth in the Merger Agreement must be true and correct (without giving

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effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must have been true and correct as of such earlier date), except for such failures to be true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

•

the representations and warranties of the Company related to (i) certain aspects of the Company’s organization and qualification, (ii) the Company’s corporate power, (iii) the Special Committee Recommendation and the Company Board Recommendation and (iv) delivery of the Company Credit Agreement that (a) are not qualified by Company Material Adverse Effect or other materiality qualification must be true and correct in all material respects as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct in all material respects as of such earlier date) and (b) are qualified by Company Material Adverse Effect or other materiality qualifications must be true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifications) as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must have been true and correct in all respects as of such earlier date);

•

the representations and warranties of the Company relating the Company’s delivery of a true and correct calculation of the First Lien Net Leverage Ratio (as defined in the Company Credit Agreement) as of September 30, 2025, must be true and correct in all respects as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must have been true and correct in all respects as of such earlier date) except, in each case, for such failures to be true and correct that do not result in the Borrower being unable to (i) incur the Debt Financing contemplated by the Debt Commitment Letter (as in effect on March 13, 2026) or (ii) distribute the proceeds of the Debt Financing to permit Parent to make the payments and deposits contemplated by the Merger Agreement, in the case of each of clauses (i) and (ii), on the Closing Date in compliance with the Company Credit Agreement as in effect on the date of the Merger Agreement;

•

the representations and warranties of the Company relating to certain aspects of the Company’s capital stock, Company Equity Awards, brokers entitled to fees as a result of the Merger and select representations and warranties relating to the Company Credit Agreement will be true and correct in all respects (except for any inaccuracies that are de minimis in nature and amount) as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct (other than inaccuracies de minimis in nature and amount) as of such earlier date);

•

the representations and warranties of the Company related to the non-occurrence of a Company Material Adverse Effect since September 30, 2025 must be true and correct in all respects as of the Closing as if made at and as of the Closing;

•

the Company must have performed and complied with in all material respects all covenants and obligations in the Merger Agreement required to be performed and complied with by it at or prior to the Closing; and

•

the Buyer Parties must have received at the Closing a certificate of the Company, validly executed for and on behalf of the Company by a duly authorized executive officer thereof, certifying that the foregoing conditions have been satisfied.

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Conditions to the Obligations of the Company

The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver by the Company (where permissible pursuant to applicable Law) of the following additional conditions:

•

the representations and warranties of the Buyer Parties set forth in the Merger Agreement must be true and correct as of the Closing as if made at and as of the Closing, except for (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective obligations pursuant to the Merger Agreement and (ii) those representations and warranties that address matters only as of a particular date, which representations and warranties will have been true and correct as of such particular date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective obligations pursuant to the Merger Agreement;

•

the Buyer Parties must have performed and complied with in all material respects all covenants and obligations in the Merger Agreement required to be performed and complied with by the Buyer Parties at or prior to the Closing; and

•

the Company must have received a certificate of the Buyer Parties, validly executed for and on behalf of the Buyer Parties and in the respective names of the Buyer Parties by a duly authorized officer thereof, certifying that the foregoing conditions have been satisfied.

Termination of the Merger Agreement

The Merger Agreement may be validly terminated at any time prior to the Effective Time (whether before or after receipt of the Requisite Stockholder Approval or adoption of the Merger Agreement by Parent), by mutual written agreement of Parent and the Company.

Termination by Either Parent or the Company

In addition, the Company, on the one hand, or Parent, on the other hand, may validly terminate the Merger Agreement at any time prior to the Effective Time (whether before or after receipt of the Requisite Stockholder Approval or adoption of the Merger Agreement by Parent):

•

if any Governmental Authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any Law or Order that permanently enjoins or otherwise permanently prohibits the consummation of the Merger and, if applicable, such Order has become final and non-appealable, except such right to terminate the Merger Agreement will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of the Merger Agreement) has been the primary cause of, or primarily resulted in, the issuance of such Order (the “Judicial Restraint Termination Provision”); and

•

if the Closing has not occurred by 11:59 p.m., Eastern time, on June 18, 2026 or such later time and date as is agreed to in writing by Parent and the Company (the “Termination Date”), except that such right to terminate the Merger Agreement will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of the Merger Agreement) has been the primary cause of, or primarily resulted in, the failure of the Closing to have occurred prior to the Termination Date (the “Termination Date Termination Provision”).

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Termination by Parent

Parent may also validly terminate the Merger Agreement at any time prior to the Effective Time (whether before or after receipt of the Requisite Stockholder Approval or adoption of the Merger Agreement by Parent):

•

if the Company has breached or failed to perform or there is any inaccuracy of any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach, failure to perform or inaccuracy would result in a failure of the satisfaction of Company’s “bring-down” condition to the Buyer Parties’ obligation to consummate the Closing, except that (i) if such breach, failure to perform or inaccuracy is capable of being cured by the Termination Date, Parent will not be entitled to terminate the Merger Agreement prior to the delivery by Parent to the Company of written notice of such breach, failure to perform or inaccuracy delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating Parent’s intention to terminate the Merger Agreement and the basis for such termination, except that Parent will not be entitled to terminate the Merger Agreement if such breach, failure to perform or inaccuracy has been cured prior to such termination, and (ii) the right to terminate the Merger Agreement will not be available to Parent if it or Merger Sub is then in breach of any provision of the Merger Agreement which breach would result in a failure of the satisfaction of Parent’s “bring-down” condition to the Company’s obligation to consummate the Closing (the “Company Material Breach Termination Provision”).

Termination by the Company

The Company may also validly terminate the Merger Agreement at any time prior to the Effective Time (whether before or after receipt of the Requisite Stockholder Approval or adoption of the Merger Agreement by Parent):

•

if the Buyer Parties have breached or failed to perform or there is any inaccuracy of any of its respective representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach, failure to perform or inaccuracy would result in a failure of the satisfaction of Parent’s “bring-down” condition to the Company’s obligation to consummate the Closing, except that (i) if such breach, failure to perform or inaccuracy is capable of being cured by the Termination Date, the Company will not be entitled to terminate the Merger Agreement prior to the delivery by the Company to Parent of written notice of such breach, failure to perform or inaccuracy delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating the Company’s intention to terminate the Merger Agreement and the basis for such termination, except that the Company will not be entitled to terminate the Merger Agreement if such breach, failure to perform or inaccuracy has been cured prior to such termination, and (ii) the right to terminate the Merger Agreement will not be available to the Company if it is then in breach of any provision of the Merger Agreement which breach would result in a failure of the satisfaction of Company’s “bring-down” condition to the Buyer Parties’ obligation to consummate the Closing (the “Parent Material Breach Termination Provision”);

•

at any time prior to the Applicable Time, in order to substantially concurrently enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with the non-solicitation covenants set forth in the Merger Agreement (the “Superior Proposal Termination Provision”), so long as concurrently with such termination the Company pays the $31,250,000 Company Termination Fee; and

•

if (i) all of the conditions to the obligations of the Buyer Parties to consummate the Closing have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) have been and continue to be satisfied or waived, (ii) on or after the date the Closing should have occurred, the Company has delivered irrevocable written notice to Parent that all of the conditions to the obligations of the Buyer Parties to consummate the Closing (other than those conditions that by their terms are to be satisfied at

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the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) have been satisfied or waived and the Company is ready, willing and able to consummate the Closing, and (iii) Parent fails to consummate the Closing within three Business Days following the date the Closing should have occurred (the “Failure to Close Termination Provision”).

Company Termination Fee

The Company is required to pay a termination fee equal to $31,250,000 (the “Company Termination Fee”) to Parent upon the Company’s termination of the Merger Agreement pursuant to the Superior Proposal Termination Provision.

If (i) Parent terminates the Merger Agreement pursuant to the Company Material Breach Termination Provision, (ii) at the time of such termination, Parent would be able to satisfy the “bring-down” conditions to the Company’s obligation to consummate the Merger if the date of such termination was the Closing Date, (iii) following the execution of the Merger Agreement and prior to the termination of the Merger Agreement pursuant to the Company Material Breach Termination Provision an Acquisition Proposal from a third party for an Acquisition Transaction has been publicly announced or publicly disclosed and not withdrawn and (iv) within 12 months following the termination of the Merger Agreement pursuant to the Company Material Breach Termination Provision, the Company (a) consummates an Acquisition Transaction with respect to such Acquisition Proposal or (b) enters into an Alternative Acquisition Agreement with respect to such Acquisition Proposal and such Acquisition Transaction is later consummated, then the Company must, concurrently with the consummation of such Acquisition Transaction, pay the Company Termination Fee to Parent. For purposes of determining whether a Company Termination Fee is payable in this instance, all references to “20%” in the definition of “Acquisition Transaction” are deemed to be references to “50%.”

Parent Termination Fee

Parent is required to pay the Company a termination fee equal to $51,750,000 (the “Parent Termination Fee”) upon (i) the Company’s termination of the Merger Agreement pursuant to the Parent Material Breach Termination Provision, (ii) the Company’s termination of the Merger Agreement pursuant to the Failure to Close Termination Provision, or (iii) either Parent’s or the Company’s termination of the Merger Agreement pursuant to the Judicial Restraint Termination Provision or the Termination Date Termination Provision at a time when the Company had the right to terminate the Merger Agreement pursuant to the Parent Material Breach Termination Provision or the Failure to Close Termination Provision.

Limitations of Liability

No Recourse

The Merger Agreement provides that, in no event will the Company, whether prior to or after termination of the Merger Agreement, seek or obtain, nor will it permit any of its Affiliates or Representatives acting on its behalf to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any related party of the Parent with respect to the Merger Agreement or the Guaranty or the transactions contemplated thereby (including any breach by the Guarantors, Parent or Merger Sub), the termination of the Merger Agreement, the failure to consummate the transactions contemplated thereby, or any claims or actions under applicable Laws arising out of any such breach, termination or failure. The foregoing is subject to certain exceptions for claims, actions, charges, lawsuits and litigation that the Company may assert: (i) against Parent or Merger Sub to the extent expressly provided for in the Merger Agreement, (ii) against the Guarantors to the extent expressly provided for in the Guaranty, (iii) against LGP pursuant to the Confidentiality Agreement, (iv) against the Principal Stockholders and Parent pursuant to the Support Agreement or (v) against any Person expressly named as a party to any Transaction Document to the extent expressly provided for in such Transaction Document.

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Similarly, in no event will Parent or Merger Sub, whether prior to or after termination of the Merger Agreement, seek or obtain, nor will they permit any of their Affiliates or Representatives acting on their behalf to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any related party of the Company with respect to the Merger Agreement or the transactions contemplated thereby (including any breach by the Company), the termination of the Merger Agreement, the failure to consummate the transactions contemplated thereby, or any claims or actions under applicable Laws arising out of any such breach, termination or failure, except, in each case, for claims that Parent or Merger Sub may assert against the Company to the extent expressly provided for in the Merger Agreement or the Confidentiality Agreement.

Sole Remedy

The receipt of the Company Termination Fee, to the extent owed in accordance with the Merger Agreement, and Parent’s right to specific performance will be the sole and exclusive remedies of the Buyer Parties and each of their respective Affiliates against (A) the Company, its Subsidiaries and each of their respective Affiliates and (B) the Company’s related parties (defined as the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates) in respect of the Merger Agreement, any agreement executed in connection therewith and the transactions contemplated thereby. Upon payment of the Company Termination Fee, if payable, none of the related parties of the Company will have any further liability or obligation to any Buyer Party relating to or arising out of the Merger Agreement or any agreement executed in connection therewith or the transactions contemplated thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Buyer Parties and their Subsidiaries may be entitled to remedies with respect to, the matters set forth in the preceding sentence). The Buyer Parties may pursue a grant of specific performance, but under no circumstances shall any Buyer Party be permitted or entitled to receive both a grant of specific performance and the payment of the Company Termination Fee.

The following will be the sole and exclusive remedies of the Company and its Affiliates against (x) the Buyer Parties and each of their respective Affiliates, (y) the Parent’s related parties (defined as the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Buyer Parties, each of their respective Subsidiaries and each of their respective Affiliates) and (z) the Financing Sources, in respect of the Merger Agreement, any agreement executed in connection therewith (including the Debt Financing Commitments) and the transactions contemplated thereby: (A) the Company’s receipt of the Parent Termination Fee (including the Company’s right to enforce the Guaranty with respect thereto), (B) the Company’s receipt of payments by Parent for Filing Fees and certain out-of-pocket costs and expenses, if and when payable by Parent, (C) the Company’s right to enforce its rights under certain provisions of the Merger Agreement pursuant to which Parent is obligated to reimburse the Company for certain costs and expenses and indemnify and hold harmless the Company Group and its Representatives against certain liabilities, damages, costs and expenses incurred in connection with the Company’s cooperation covenants related to the Debt Financing, (D) the Company’s right to enforce its rights under the Confidentiality Agreement and (E) the Company’s right to specific performance pursuant to the Merger Agreement, the Guarantee and the Support Agreement. Upon payment of the Parent Termination Fee, if payable, none of the related parties of the Parent or Financing Sources will have any further liability or obligation to the Company relating to or arising out of the Agreement, any agreement executed in connection therewith or the transactions contemplated thereby (except that the Parties or their Affiliates) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to the matters set forth in the preceding sentence. The Company may pursue a grant of specific performance, but under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance and the payment of the Parent Termination Fee.

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Specific Performance

The Buyer Parties and the Company are entitled to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce specifically the terms of the Merger Agreement, in addition to any other remedy to which they are entitled at Law or in equity, provided that the right of the Company to specific performance to consummate the Closing is subject to the requirement that (i) all of the conditions to the Buyer Parties’ obligations to consummate the Merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, and which conditions are capable of being satisfied if the Closing were to occur) have been satisfied or waived by Parent, and the Buyer Parties have failed to complete the Closing by the date the Closing should have occurred in accordance with the Merger Agreement, (ii) the proceeds of the Debt Financing (or any Alternative Debt Financing) have been funded or will be funded at the Closing in accordance with the terms of the Debt Commitment Letter, and (iii) the Company has confirmed in writing to Parent that it is ready, willing and able to consummate the Closing and, if the Debt Financing (or any Alternative Debt Financing) is funded, then the Closing will occur and Parent has failed to consummate the Closing within two Business Days after receipt by Parent of such written confirmation.

Fees and Expenses

Generally, except as described under “The Merger Agreement–Company Termination Fee” and “The Merger Agreement–Parent Termination Fee”, whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger Agreement and the Merger will be paid by the party incurring such fees and expenses. The Company will be solely responsible for, and will pay (or cause to be paid), all Filing Fees payable to any Governmental Authority under any Antitrust Law or FDI Law.

If the Merger Agreement is validly terminated, then Parent will promptly (and, in any event, within five business days) following such termination pay, or cause to be paid, to the Company an amount equal to the aggregate Filing Fees paid by the Company prior to such termination.

Amendment

Subject to applicable Law and subject to the other provisions of the Merger Agreement, the Merger Agreement may be amended by the Parties to the Merger Agreement at any time by execution of an instrument in writing signed on behalf of each of the Buyer Parties and the Company (pursuant to authorized action by the Special Committee or, if required under applicable Law, the Company Board acting upon the recommendation of the Special Committee), except that following receipt of the Requisite Stockholder Approval, no amendment may be made to the Merger Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without such approval. Certain provisions in the Merger Agreement relating to the Financing Sources may not be amended or modified in a manner adverse to any Financing Source without the written consent of the Financing Sources.

Governing Law

The Merger Agreement is governed by the Laws of the State of Delaware, except that any Legal Proceeding involving the Financing Sources arising out of, or relating to, the Merger, the Debt Financing, the Debt Financing Commitment or the performance of services thereunder or related thereto is governed by the laws of the State of New York.

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The Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Principal Stockholders, the Company and Parent entered into a support agreement (the “Support Agreement”) pursuant to which, among other things, each Principal Stockholder has agreed (i) to deliver a duly executed written consent approving and adopting any Specified Superior Proposal and (ii) that if a Parent Termination Fee is paid to the Company, then the Company may pay a dividend on each share of Company Common Stock in an aggregate amount (after taking account of the waiver mentioned below) equal to the Parent Termination Fee, and each Principal Stockholder waives its right to receive such dividend.

The Support Agreement includes certain restrictions on the transfer of shares of Company Common Stock prior to the termination of the Support Agreement, as well as covenants regarding voting, waiver of right to appraisal, and public statements. The Support Agreement will terminate upon the earliest of (i) the mutual written agreement of the parties, (ii) the Effective Time, and (iii) the termination of the Merger Agreement in accordance with its terms, with certain obligations surviving the termination of the Support Agreement in certain circumstances, as described in the Support Agreement.

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The Rollover Agreements

Principal Stockholder Rollover Agreement

The following is a summary of the material terms of the Principal Stockholder Rollover Agreement, the form of which is attached to this information statement as Annex E and incorporated herein by reference. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Principal Stockholder Rollover Agreement. Company Stockholders are encouraged to read the Principal Stockholder Rollover Agreement in its entirety for a more complete description of its terms and conditions.

Concurrently with the execution and delivery of the Merger Agreement, the Principal Stockholders entered into the Principal Stockholder Rollover Agreement pursuant to which, among other things, each of the Principal Stockholders will, immediately prior to the consummation of the Merger, contribute to Parent all shares of Company Common Stock held by such Principal Stockholder in exchange for equity interests of Parent.

Management Rollover Agreements

Parent has had preliminary discussions with certain executives of the Company regarding the opportunity to enter into a Management Rollover Agreement pursuant to which, among other things, Management Rollover Participants will acquire direct or indirect equity interests of Parent, which may be effected by, among other actions, such executive contributing to Parent, immediately prior to and contingent upon the Closing, a number of shares of Company Common Stock as specified therein in exchange for direct or indirect equity interests of Parent.

As of the date hereof, no Management Rollover Agreements have been executed or finalized and, accordingly, the actual terms of the Management Rollover Agreements, if any are executed, may differ from those described in this information statement. The Closing is not conditioned upon the execution of any Management Rollover Agreements.

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The Guaranty

Concurrently with the execution and the delivery of the Merger Agreement, Green Equity Investors VI, L.P. and Green Equity Investors Side VI, L.P. (collectively, the “Guarantors”) each provided a limited guarantee in favor of the Company (the “Guaranty”), pursuant to which, subject to the terms and conditions contained therein, each Guarantor has guaranteed, severally and not jointly, the due and punctual payment, performance and discharge of such Guarantor’s applicable percentage of the payment obligations of the Buyer Parties with respect to (i) the Parent Termination Fee, (ii) any Filing Fees and (iii) certain reimbursement obligations for out-of-pocket costs and expenses of the Company and interest accrued thereon; provided that the Guarantors’ aggregate liability under the Guaranty will not exceed $51,750,000, plus any amounts owed pursuant to the foregoing clauses (ii) and (iii), and, in each case, subject to and in accordance with the terms of the Guaranty and the Merger Agreement, as more fully described in the sections titled “Special Factors—Expenses Incurred or Expected to be Incurred in Connection with the Merger,” “The Merger Agreement—Parent Termination Fee” and “The Merger Agreement—Fees and Expenses.”

The Guaranty will terminate upon the earliest to occur of (i) the Closing if, and only if, the Closing occurs in accordance with the terms of the Merger Agreement and Parent has paid all amounts it is required to pay under the Merger Agreement, (ii) the valid termination of the Merger Agreement in accordance with its terms in circumstances in which Parent has no liability to make any payment for any portion of its obligations under the Guaranty and (iii) the receipt by the Company of the indefeasible payment in full of all the Guarantors’ obligations payable under the Guaranty (subject to the applicable liability caps under the Guaranty). Furthermore, the Guaranty will terminate automatically and be void ab initio if the Company or its controlled or controlling affiliates, or any directors or officers of any of the foregoing (other than any Recused Directors or Persons acting at the direction of any Recused Director), asserts a claim in writing in any Legal Proceeding (i) challenging the validity of the liability caps or the “money only” enforcement limitations set forth in the Guaranty, (ii) that any Guarantor is liable in respect of obligations payable under the Guaranty in excess of or to a greater extent than the applicable liability caps under the Guaranty or (iii) making another form of impermissible claim, in each case, if such claim is not dismissed or withdrawn within five business days of notice to the Company by the Guarantors. In the case of termination pursuant to the preceding sentence, the Guarantors will have no further liability under the Guaranty and payments previously made under the Guaranty are entitled to be recovered and retained by the Guarantors.

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Appraisal Rights

If the Merger is consummated, holders of shares of Company Common Stock (including beneficial owners of shares of Company Common Stock) who did not consent to the adoption of the Merger Agreement pursuant to Section 228 of the DGCL, who properly demand an appraisal of their shares of Company Common Stock, who continuously hold of record or beneficially own their shares of Company Common Stock through the effective date of the Merger, and who do not properly withdraw their demands or otherwise lose their rights to appraisal will be entitled to appraisal rights in connection with the Merger under Section 262 (which we refer to as “Section 262”) of the DGCL, provided they comply with the conditions established by Section 262. However, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of shares of a class or series of stock that, immediately prior to the closing of the applicable merger, were listed on a national securities exchange unless (A) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the class or series eligible for appraisal; or (B) the value of the merger consideration in respect of such total number of shares exceeds $1,000,000. We refer to these conditions as the “ownership thresholds.” Given that the shares of Company Common Stock are listed on Nasdaq (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of Company Common Stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” mean a record holder of Company Common Stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which can be accessed without subscription or cost at the following URL, and is incorporated herein by reference: https://www.delcode.delaware.gov/title8/c001/sc09/index.html#262. Failure to precisely follow any of the statutory procedures set forth in Section 262 will result in the loss or waiver of your appraisal rights. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders or beneficial owners exercise their appraisal rights under Section 262.

Under Section 262, if the Merger is completed, stockholders and beneficial owners of Company Common Stock who have not consented to the adoption of the Merger Agreement pursuant to Section 228 of the DGCL, make the demand described below with respect to such shares within twenty days of the giving of this notice, continuously hold of record or beneficially own such shares through the effective date of the Merger, and otherwise comply with the statutory requirements of Section 262 will, subject (assuming the shares of Company Common Stock remain listed on Nasdaq until closing of the Merger) to satisfaction of the ownership thresholds, be entitled to an appraisal of their shares of Company Common Stock and to receive payment in cash, in lieu of the Per Share Price set forth in the Merger Agreement, for the fair value of their shares of Company Common Stock as of the Effective Time, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the Merger through the date of payment of the judgment (or in certain circumstances described below, on the difference between the amount determined to be the fair value and the amount paid by the surviving entity prior to the entry of judgment in the appraisal proceeding). The “fair value” of shares of Company Common Stock as determined by the Delaware Court of Chancery may be more than, less than, or equal to the Per Share Price that persons seeking appraisal are otherwise entitled to receive under the terms of the Merger Agreement. Stockholders and beneficial owners should be aware that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a transaction, such as the Merger, is not an opinion as to, and does not otherwise necessarily address “fair value” under Section 262.

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When a merger agreement is approved by written consent without a meeting pursuant to Section 228 of the DGCL, as is the case with the Merger Agreement, Section 262 requires that either a constituent corporation before, or the surviving corporation within 10 days after, the effective date of the merger notify each stockholder of the constituent corporation who is entitled to appraisal rights, that appraisal rights are available for any and all shares thereof and must include in each such notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This information statement constitutes Mister Car Wash’s notice to Mister Car Wash’s stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 can be accessed without subscription or cost at the following URL, and is incorporated herein by reference: https://www.delcode.delaware.gov/title8/c001/sc09/index.html#262. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of appraisal rights under the DGCL.

Stockholders and beneficial owners of Company Common Stock who wish to exercise their appraisal rights must, within 20 days after the date of giving this notice, demand in writing the appraisal of such stockholder’s or beneficial owner’s shares. In addition, such person must continuously hold of record or beneficially own the shares of Company Common Stock from the date the written demand for appraisal is made through the effective date of the Merger. All demands for appraisal should be addressed to Michelle Krall, General Counsel at Mister Car Wash, Inc., 222 E. 5th Street, Tucson, Arizona 85705. A stockholder’s or beneficial owner’s failure to demand in writing the appraisal of such stockholder’s or beneficial owner’s shares on or before the expiration of such 20-day period will result in the loss of his, her or its appraisal rights.

In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform Mister Car Wash of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Company Common Stock. If shares of Company Common Stock are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made on behalf of the record owner in that capacity. If the shares of Company Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal on behalf of a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he, she or it is acting as agent for the record owner. A record owner, such as a broker, bank or other nominee who holds shares of Company Common Stock as a nominee or intermediary for others, may exercise appraisal rights with respect to the shares of Company Common Stock held for one or more beneficial owners, while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Company Common Stock as to which appraisal is sought. Where no number of shares of Company Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Company Common Stock held in the name of the record owner.

In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the surviving corporation and to be set forth on the verified list (as defined below). Although not expressly required by Section 262, the surviving corporation reserves the right to take the position that it may require the submission of all information required of a beneficial owner under subsection (d)(3) of Section 262 with respect to any person sharing beneficial ownership of the shares of Company Common Stock for which such demand is submitted.

If the Merger is consummated, within 10 days after the effective date of the Merger, Mister Car Wash, as the surviving corporation in the Merger, must notify each stockholder or beneficial owner who is entitled to appraisal rights of the date that the Merger has become effective; provided, however, that if such notice is sent more than 20 days following the sending of this information statement, such notice need only be sent to each stockholder or

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beneficial owner who is entitled to appraisal rights and who has demanded appraisal of his, her or its shares of Company Common Stock in accordance with Section 262.

At any time within 60 days after the effective date of the Merger, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw their demand for appraisal and to accept the terms offered in the Merger by delivering to the surviving corporation a written withdrawal of such person’s demand for appraisal; after this period, the person may withdraw such demand for appraisal only with the written consent of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery shall be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (a “reservation”) for any application (as defined below); provided, however, that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the effective date of the Merger.

Within 120 days after the effective date of the Merger, but not thereafter, either the surviving corporation or any person who has complied with the requirements of Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of Company Common Stock held by all persons entitled to appraisal. Upon the filing of the petition by any person other than the surviving corporation, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation has no obligation to file such petition and has no present intention to file a petition and holders should not assume that the surviving corporation will file a petition. In the event that the surviving corporation does not file such petition, it is the obligation of the stockholders or beneficial owners of Company Common Stock to initiate all necessary action to perfect their appraisal rights with respect to shares of Company Common Stock within the time prescribed in Section 262. If, within 120 days after the effective date of the Merger, no petition has been filed as provided above, all rights to appraisal will be lost and those shares will be deemed to have been converted at the Effective Time into the Per Share Price set forth in the Merger Agreement. In addition, within 120 days after the effective date of the Merger, any person who has theretofore complied with the applicable provisions of Section 262 will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares of Company Common Stock not consenting in writing in favor of the Merger and with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). The statement must be given within 10 days after such written request has been received by the surviving corporation or within 10 days after expiration of the period for delivery of demands for appraisal under Section 262(d), whichever is later.

If a petition for appraisal is duly filed by a stockholder or beneficial owner of Company Common Stock and a copy of the petition is delivered to the surviving corporation, then the surviving corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery in which the petition was filed a duly verified list (the “verified list”) containing the names and addresses of all persons who have demanded an appraisal of their shares of Company Common Stock and with whom agreements as to the value of their shares of Company Common Stock have not been reached. If the petition was filed by the surviving corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Delaware Court of Chancery, must give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving corporation in the Merger and to the persons shown on the verified list at the addresses therein stated. The forms of the notices by mail and by publication must be approved by the Delaware Court of Chancery, and the costs thereof shall be borne by the surviving corporation in the Merger.

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If a petition for an appraisal is timely filed, at the hearing on such petition, the Delaware Court of Chancery will determine which persons have complied with Section 262 and are entitled to appraisal rights. The Delaware Court of Chancery may require the persons who have demanded an appraisal for their shares of Company Common Stock, and who hold shares represented by certificates, to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that person.

Upon application by the surviving corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

In addition, because the shares of Company Common Stock are listed on Nasdaq (and assuming such shares remain so listed until the Effective Time), the Delaware Court of Chancery shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met.

After determination of the persons entitled to appraisal of their shares of Company Common Stock (and, if the shares of Company Common Stock remain listed on Nasdaq until the Effective Time, assuming at least one of the ownership thresholds is met), the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Delaware Court of Chancery will appraise the shares of Company Common Stock, determining their fair value as of the Effective Time, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value (together with any applicable interest) by the surviving corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as provided in the following sentence, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the appraisal proceeding, the surviving corporation may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in the preceding sentence only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of shares as determined by the Delaware Court of Chancery and (ii) interest theretofore accrued, unless paid at that time.

Neither Mister Car Wash nor LGP anticipates offering more than the Per Share Price provided for in the Merger Agreement to any person exercising appraisal rights and they reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Company Common Stock is less than the Per Share Price. In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., 457 A.2d 701 (Del. 1983), the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In

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Cede & Co. v. Technicolor, Inc., 684 A.2d 289 (Del. 1996), the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” Although Mister Car Wash believes that the Per Share Price is fair, no representation is made as to the outcome of the appraisal of fair value, and the persons seeking appraisal should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Price.

Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable in the circumstances. Upon the application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (an “application”), the Delaware Court of Chancery may order all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of Company Common Stock entitled to appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such an order, each party bears its own fees and expenses.

If any person who demands appraisal under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Company Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Per Share Price in connection with the Merger. Any person who demanded and perfected appraisal rights will not, after the Effective Time, be entitled to vote the shares of Company Common Stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of Company Common Stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).

Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a stockholder’s or beneficial owner’s statutory appraisal rights. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

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Other Important Information Regarding the Company

Identity and Background of the Company and Borrower

The Company

Under the SEC rules governing “going private” transactions, the Company is deemed the “subject company” in the “going private” transaction. Founded in 1996, the Company is the largest national car wash brand, with 548 locations in 21 states, as of December 31, 2025. Primarily offering express exterior cleaning services, the Company provides the highest quality car wash, ensuring the Company’s customers a quick and convenient experience, which the Company calls the “Mister Experience.” Through the Company’s advanced technology and dedication to exceptional customer experiences, the Company delivers a clean, dry and shiny car every time. In addition, with approximately 2.3 million members, the Company offers North America’s largest monthly car wash subscription program, Unlimited Wash Club®, as a flexible, quick and convenient option for customers to keep their cars clean. The Company’s principal executive office is located at 222 E. 5th Street, Tucson, Arizona 85705. The Company’s telephone number is (520) 615-4000. Company Common Stock is traded on Nasdaq under the symbol “MCW.”

Borrower

Borrower is a Delaware corporation and a wholly owned subsidiary of the Company. Borrower’s principal executive office is located at 222 E. 5th Street, Tucson, Arizona 85705. Borrower’s telephone number is (520)  615-4000.

Directors and Executive Officers of the Company

Directors

The Company Board consists of 10 members, including the Chairman. The persons listed below are the directors of the Company as of the date of this information statement.

At the Effective Time, the directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal, in each case in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and applicable Law.

Name	Age	Position	Country of Citizenship
John Danhakl	70	Director	United States
J. Kristofer Galashan	48	Director	Canada
Dorvin Donald Lively	67	Director	United States
Ronald Kirk	71	Director	United States
John Lai	62	Chairman, President, Chief Executive Officer and Director	United States
Jonathan Seiffer	54	Director	United States
Jeffrey Suer	40	Director	United States
Atif Rafiq	52	Director	United States
Veronica Rogers	48	Director	United States and United Kingdom
Jodi Taylor	63	Director	United States

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The names and material occupations, positions, offices or employment during the past five years of the Company’s directors are set forth below. During the past five years, none of the Company nor any of the Company’s directors have been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) party to any judicial or administrative proceeding (excluding matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the address for each of the Company’s listed directors is c/o Mister Car Wash, Inc., 222 E. 5th Street, Tucson, Arizona 85705 and the phone number for each of the Company’s directors is (520) 615-4000.

John Danhakl has served as a member of our board of directors since August 2014. Mr. Danhakl is Managing Partner of LGP. The firm partners with experienced management teams and often with founders to invest in market-leading companies. Mr. Danhakl joined LGP in 1995. Previously, Mr. Danhakl was a Managing Director in the Los Angeles office of Donaldson, Lufkin & Jenrette (“DLJ”). Prior to DLJ, Mr. Danhakl was a Vice President in corporate finance at Drexel Burnham Lambert, Inc. Mr. Danhakl presently serves on the Board of Directors of IQVIA Holdings, Inc. since February 2010, Life Time Group Holdings, Inc. since June 2015. He is a 1980 graduate of the University of California at Berkeley and received an M.B.A. in 1985 from Harvard Business School.

J. Kristofer Galashan has served as a member of our board of directors since August 2014. Mr. Galashan is a Partner of LGP, where he joined as an associate in 2002. Mr. Galashan serves on the board of directors of the Container Store Group, Inc. since August 2007, and Life Time Group Holdings, Inc. since June 2015, and previously served on the board of directors for USHG Acquisition Corp. from February 2021 until December 2022, BJ’s Wholesale Club Holdings, Inc. from 2011 to 2019. Mr. Galashan earned a B.A. in Honors Business Administration from the Richard Ivey School of Business at the University of Western Ontario.

Dorvin Donald Lively has served as a member of our board of directors since June 2021. Since January 2023, Mr. Lively has served as Executive Chairman and Chief Executive Officer for Buff City Soap, a franchisor of retail stores that sell various soap and body care products. Mr. Lively also served as the President of Planet Fitness, Inc. from January 2019 until October 2022 when he retired from Planet Fitness. He also served as President and Chief Financial Officer from May 2017 to January 2019. Mr. Lively served as Chief Financial Officer of Planet Fitness, Inc. from July 2013 to May 2017. Prior to Planet Fitness, he held several roles at RadioShack from August 2011 to July 2013, including as Executive Vice President, Chief Financial Officer, interim Chief Executive Officer, and Chief Administrative Officer. Prior to RadioShack, Mr. Lively was Chief Financial Officer of Ace Hardware Corp. His experience also includes previous positions at Maidenform Brands, Toys R Us, The Reader’s Digest Association and Pepsi-Cola International. Mr. Lively has also served as a director of European Wax Center, Inc. (Nasdaq: EWCZ) since 2021. Mr. Lively earned a B.S. in accounting from the University of Arkansas.

Ronald Kirk has served as a member of our board of directors since October 2021. Mr. Kirk has been Senior Of Counsel at the law firm of Gibson, Dunn & Crutcher LLP since April 2013. From 2009 until 2013, Mr. Kirk served as the U.S. Trade Representative under President Obama, where he focused on the development and enforcement of U.S. intellectual property law. Prior to serving as U.S. Trade Representative, from 2005 to 2009, Mr. Kirk was a partner of the law firm of Vinson & Elkins LLP and, from 1994 to 2005, was a partner in the Corporate Securities Practice of Gardere Wynne & Sewell LLP. Mr. Kirk currently serves on the board of Texas Instruments Incorporated and the board of Macquarie Infrastructure Holdings, LLC. Mr. Kirk received a B.A. in Political Science and Sociology from Austin College and a J.D. from University of Texas at Austin School of Law.

John Lai has served as the Chairman of our Board of Directors since 2021, and as our President, Chief Executive Officer and as a member of the Board since June 2013. Mr. Lai has been with Mister Car Wash, Inc, and its predecessor entities since 2002, serving as Vice President of Market Development until assuming the role of President and Chief Executive Officer. Mr. Lai has served as a director at the Southern Arizona Leadership Council since December 2019. Mr. Lai received a B.S. from the University of Arizona.

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Jonathan Seiffer has served as a member of our board of directors since August 2014. Mr. Seiffer is a Senior Partner at LGP, which he joined as an Associate in October 1994. Mr. Seiffer has previously served on the board of directors of Signet Jewelers, LTD from 2019 to 2025, AerSale Corporation from 2020 to 2025 and BJ’s Wholesale Club from 2011 to 2020. Mr. Seiffer obtained a B.S. in finance and systems engineering from the University of Pennsylvania.

Jeffrey Suer has served as a member of our board of directors since August 2014. Mr. Suer is a Partner of LGP. Prior to joining LGP in August 2013, Mr. Suer previously served as a private equity associate at Apollo Global Management LLC and a mergers and acquisitions analyst at Morgan Stanley. Mr. Suer received an M.B.A. from Harvard Business School, and a B.S. in Mathematics/Economics from the University of California, Los Angeles.

Atif Rafiq has served as a member of our board of directors since February 2024. Mr. Rafiq is the CEO & Co-Founder of Ritual, an organization that transforms team-based problems through workflow and AI. He previously served as the President of Customers, Commercial, and Growth at MGM Resorts International from 2019—2021, leading a significant portfolio across marketing, sales, revenue management, and more. His career trajectory includes key roles such as Global Chief Information Officer and Chief Digital Officer at Volvo Car AB and senior positions at companies like McDonald’s Corporation and Amazon.com Inc. Mr. Rafiq’s experience extends to board roles, including at Flutter Entertainment plc and CXApp Inc. Mr. Rafiq has also served as a director of KINS Technology Group, Inc. from 2020 to 2023. He holds an MBA from The University of Chicago and a BA in Mathematics-Economics from Wesleyan University, showcasing a blend of technical acumen and leadership excellence across the digital and commercial sectors.

Veronica Rogers has served as a member of our board of directors since October 2021. Currently Ms. Rogers is a DCI Fellow of Stanford University. Ms. Rogers has served as Senior Vice President, Head of Global Sales and Business Operations of Sony Interactive Entertainment LLC from January 2020 to April 2023 where she led go-to-market strategy globally both physically and digitally, including PlayStation Store and subscription Services with more than 45 million subscribers. From 2006 to 2020, she served in various managerial roles in sales, marketing, and business development at Microsoft Corporation, most recently as Vice President, Device Partner, Sales from 2018 to 2020. Ms. Rogers received a B.A. in Economics and a Master of Arts degree in Economics from the University of Cambridge, as well as a Master of Science degree in European Political Economy and Political Science from the London School of Economics.

Jodi Taylor has served as a member of our board of directors since June 2021. Ms. Taylor previously served as an executive officer of Container Store Group, Inc., a publicly traded specialty retailer of storage and organization products, until her retirement in March 2021. She was the Chief Financial Officer from December 2007 through August 2020, the Secretary from October 2013 through March 2021, and the Chief Administrative Officer from July 2016 through March 2021. Prior to joining Container Store Group, Inc., Ms. Taylor spent nine years as the Chief Financial Officer and Secretary of Harold’s Stores, Inc., a regional specialty retailer of high-end apparel. Prior to that role, she served as Chief Financial Officer Secretary and Treasurer of Baby Superstore, Inc. from 1994 through 1997. Since August 2020, Ms. Taylor has served on the board of directors of the J.M. Smucker Company since 2020, where she also serves as Chair of the audit committee. She has also served on the board of directors of Wella Company since March 2023, where she also serves as Chair of the audit committee. She has been a certified public accountant since 1984 (inactive since 2021), starting with an accounting role at Deloitte & Touche LLP.

Executive Officers

The persons listed below are the executive officers of the Company as of the date of this information statement.

At the Effective Time, the officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Effective Time, each to hold office until their respective successors are duly elected or

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appointed and qualified, or their earlier death, resignation or removal, in each case in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and applicable Law.

Name	Age	Position	Country of Citizenship
John Lai	62	Chairman, President, Chief Executive Officer and Director	United States
Jedidiah Gold	46	Chief Financial Officer	United States
Michelle Krall	54	General Counsel	United States
Carlos Chavez	55	Chief Technology Officer	United States
Mary Porter	55	Chief People Officer	United States
Joseph Matheny	50	Chief Innovation Officer	United States

The names and material occupations, positions, offices or employment during the past five years of the Company’s executive officers are set forth below. During the past five years, none of the Company nor any of the Company’s executive officers have been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) party to any judicial or administrative proceeding (excluding matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the address for each of the Company’s executive officers is c/o Mister Car Wash, Inc., 222 E. 5th Street, Tucson, Arizona 85705 and the phone number for each of the Company’s executive officers is (520) 615-4000.

John Lai’s biography is included above under the heading “Directors and Executive Officers of the Company—Directors.”

Jedidiah Gold has served as our Treasurer and Chief Financial Officer since July 2019. Mr. Gold previously served as Senior Director Finance, Assistant Treasurer at Yum Brands, Inc. from May 2016 to July 2019, and as Chief Financial Officer MENAPak at KFC Corporation from October 2014 to May 2016. Mr. Gold received a M.B.A. in Finance and Accounting from Indiana University and a B.S. in accounting from the University of Utah.

Michelle Krall has served as our General Counsel since May 2025. Ms. Krall brings legal expertise and operational experience to our Company. She began her legal career at a large law firm specializing in commercial real estate and retail leasing before moving into the apparel and footwear industries. Throughout her 17 years with DSW Designer Shoe Warehouse, she oversaw all legal functions as the company’s Chief Legal Officer and General Counsel. During her tenure, she also led the real estate, construction, procurement and strategic planning teams. Michelle earned a Bachelor of Arts degree from Miami University and a Juris Doctorate degree from The Ohio State University.

Carlos Chavez has served as our Chief Technology Officer since February 2025. He started his career in management consulting with Deloitte and pivoted to an agency developing and implementing digital strategies for Fortune 100 companies. He left consulting to lead technology teams at several global multi-unit brands, including Blockbuster, FedEx, and Yum! Brands. His most recent work with a Pacific Northwest tire retailer focused on digital transformation, including fostering a lean innovation culture and creating extensive business intelligence capabilities to drive data-driven decisions at all levels of the company. Carlos holds a Bachelor of Business Administration and a Master of Business Administration from the University of Texas at Austin.

Mary Porter has served as our Chief People Officer since April 2023. Ms. Porter previously served as the Vice President of Human Resources for Nordstrom from January 2018 to April 2023, supporting Nordstrom and Nordstrom Rack locations across both the U.S. and Canada, a position she achieved as the culmination of a

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27-year long journey with the company. From HR compliance to Talent Acquisition to strategic business support, Mary has experience across many Human Resources functions. Mary earned a Bachelor of Arts degree from the University of Washington.

Joseph Matheny has served as our Chief Innovation Officer since October 2023. Mr. Matheny previously served as our Senior Vice President, Operations since March 2020. Mr. Matheny joined our Company in 1998 and previously served as our Vice President, Operations from December 2016 to March 2020, and served in General Manager, Regional Manager, and Division Manager roles prior.

Director and Executive Officers of Borrower

Directors

Mr. John Lai is the sole member of the board of directors of Borrower. Mr. Lai’s biography is included above under the heading “Directors and Executive Officers of the Company—Directors.”

During the past five years, neither Borrower nor Mr. Lai have been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) party to any judicial or administrative proceeding (excluding matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the address for Mr. Lai, in his capacity as the sole director of Borrower is c/o Mister Car Wash, Inc., 222 E. 5th Street, Tucson, Arizona 85705 and the phone number for Mr. Lai, in his capacity as the sole director of Borrower, is (520) 615-4000.

Executive Officers

The persons listed below are the executive officers of Borrower as of the date of this information statement.

Name	Age	Position	Country of Citizenship
John Lai	62	President	United States
Jedidiah Gold	46	Treasurer	United States
Michelle Krall	54	Secretary	United States

Mr. Lai’s biography is included above under the heading “Directors and Executive Officers of the Company—Directors.” The biographies Mr. Gold and Ms. Krall are included above under the heading “Directors and Executive Officers of the Company—Executive Officers.”

During the past five years, none of Borrower nor any of Borrower’s executive officers have been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) party to any judicial or administrative proceeding (excluding matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the address for each of Borrower’s executive officers is c/o Mister Car Wash, Inc., 222 E. 5th Street, Tucson, Arizona 85705 and the phone number for each of Borrower’s executive officers is (520) 615-4000.

Book Value Per Share

As of December 31, 2025, the book value per share of Company Common Stock was $3.45. Book value per share of Company Common Stock is computed by dividing total equity at December 31, 2025 by the total shares of outstanding Company Common Stock on that date.

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Selected Historical Financial Information

Set forth below is certain selected historical consolidated financial data relating to the Company. The historical audited financial data as of and for the fiscal years ended December 31, 2025 and 2024 has been derived from the Company’s consolidated financial information and statements.

This information is only a summary. The selected historical consolidated financial data as of December 31, 2025 and 2024 should be read in conjunction with the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which is incorporated by reference into this information statement in its entirety. More comprehensive financial information is included in such reports, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by the Company with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. For more information, see the section of this information statement entitled “Where You Can Find More Information.”

Consolidated Statements of Operations and Balance Sheet Data

	Year Ended December 31,
	2025	2024
	(in thousands, except per share information)
Statements of Operations
Net revenues	$1,051,731	$994,727
Cost of labor and chemicals	302,307	290,705
Other store operating costs	436,674	404,675
General and administrative	98,009	107,980
Loss on sale of assets, net	14,538	12,435

Total costs and expenses	851,528	815,795

Operating income	200,203	178,932

Other (income) expense:
Interest expense, net	58,883	79,488
Loss on extinguishment of debt	540	1,976
Other income	(56)	(5,199)

Total other expense, net	59,367	76,265

Income before taxes	140,836	102,667
Income tax provision	37,759	32,428

Net income attributable to Mister Car Wash, Inc.	$103,077	70,239

Net Income per share attributable to Company Common Stock
Basic	0.32	0.22
Diluted	0.31	0.21

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	December 31,
	2025	2024
	(in thousands)
Consolidated Balance Sheet Data
Cash and cash equivalents	$28,450	$67,463
Total current assets	59,678	99,090
Goodwill	1,134,830	1,134,734
Total assets	3,173,138	3,101,796
Total current liabilities	184,846	186,968
Long-term debt, net	796,893	909,094
Total liabilities	2,040,125	2,103,444
Total stockholders’ equity	1,133,013	998,352

Market Prices of the Company Common Stock and Dividends

Shares of Company Common Stock are listed on Nasdaq under the trading symbol “MCW.” The table below provides the high and low intra-day trading prices for shares of Company Common Stock for the periods indicated.

	High	Low
2026
April 1, 2026 through April 2, 2026	$6.98	$6.96
First Quarter	$7.14	$5.28
2025
Fourth quarter	$6.05	$4.61
Third quarter	$6.86	$5.23
Second quarter	$8.09	$5.92
First quarter	$8.60	$6.83
2024
Fourth quarter	$8.55	$6.23
Third quarter	$8.01	$5.84
Second quarter	$8.08	$6.37
First quarter	$9.45	$6.98

On February 17, 2026, the last full trading day prior to the Company’s issuance of a press release on February 18, 2026 announcing the Company’s entry into the Merger Agreement, the closing price for shares of Company Common Stock was $6.01 per share. The $7.00 per share to be paid for each share of Company Common Stock pursuant to the Merger Agreement represents a premium of approximately 16.5% to that closing price. On April 2, 2026, the last practicable trading day before the filing of this information statement, the reported closing price for shares of Company Common Stock on Nasdaq was $6.97.

In the past two years, the Company has not declared or paid any cash dividends on the Company Common Stock. Under the Merger Agreement, the Company has agreed that it will not declare or pay any dividends on the Company Common Stock until the Effective Time (or, if earlier, until the valid termination of the Merger Agreement). Pursuant to the Support Agreement, each Principal Stockholder agreed that if a Parent Termination

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Fee is paid to the Company, then the Company may pay a dividend on each share of Company Common Stock in an aggregate amount (after taking account of the waiver mentioned below) equal to the Parent Termination Fee, and each Principal Stockholder waives its right to receive such dividend. Subject to the foregoing restrictions, any future determination relating to the declaration or payment of dividends will be made at the discretion of the Company Board and will depend on a number of factors, including restrictions in the Company’s and its Subsidiaries’ current and future debt instruments, future earnings, capital requirements, financial condition and prospects, and applicable Delaware law, which provides that dividends are only payable out of surplus or current net profits.

Security Ownership of Company Common Stock

The following table sets forth information relating to the beneficial ownership of the Company Common Stock as of March 31, 2026, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our voting securities;

•	each of our directors and each of our named executive officers; and

•	all directors and executive officers as a group

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Applicable percentage ownership is based on 328,685,816 shares of Company Common Stock outstanding as of March 31, 2026. Shares of our Company Common Stock that a person has the right to acquire within 60 days of March 31, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of Company Common Stock beneficially owned by them, subject to any applicable community property laws.

Unless otherwise indicated below, the address for each beneficial owner listed is c/o Mister Car Wash, Inc., 222 E. 5th Street, Tucson, Arizona 85705.

Name of Beneficial Owner	Number of Shares of Company Common Stock Beneficially Owned	Percentage Beneficially Owned
Holders of More than 5%:
Green Equity Investors VI, L.P., Green Equity Investors Side VI, L.P., LGP Associates VI-A LLC and LGP Associates VI-B LLC(1)	219,213,079	66.7%
Greenhouse Funds LLLP(2)	16,549,713	5.0%
Named Executive Officers and Directors:
John Lai(3)	8,616,937	2.6%
Jedidiah Gold(4)	1,079,402	*	%
Mary Porter(5)	79,443	*	%
Joseph Matheny(6)	602,922	*	%

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Name of Beneficial Owner	Number of Shares of Company Common Stock Beneficially Owned	Percentage Beneficially Owned
Carlos Chavez(7)	—	—
John Danhakl(1)	—	—
Jonathan Seiffer(1)	—	—
Jeffrey Suer(1)	—	—
J. Kristofer Galashan(1)	—	—
Jodi Taylor(8)	51,076	*	%
Dorvin Donald Lively(9)	156,281	*	%
Ronald Kirk(10)	53,479	*	%
Veronica Rogers(11)	42,024	*	%
Atif Rafiq(12)	32,031	*	%
Markus Hartmann(13)	—	—
Mayra Chimienti(14)	—	—
All executive officers and directors as a group (16 persons)(15)	10,713,595	3.3%

*	Represents less than 1%.
(1)

Based solely on the Schedule 13G filed on February 14, 2022, Green Equity Investors VI, L.P., a Delaware limited partnership (“GEI VI”) is the direct owner of 134,812,845 shares of Company Common Stock (the “GEI VI Shares”). Green Equity Investors Side VI, L.P., a Delaware limited partnership (“GEI Side VI”), is the direct owner of 80,348,253 shares of Company Common Stock (the “GEI Side VI Shares”), LGP Associates VI-A LLC, a Delaware limited liability company (“Associates VI-A”), is the direct owner of 315,683 shares of Company Common Stock (the “Associates VI-A Shares”), and LGP Associates VI-B LLC, a Delaware limited liability company (“Associates VI-B”) is the direct owner of 3,736,298 shares of Company Common Stock (the “Associates VI-B Shares” and, collectively with the GEI VI Shares, the GEI Side VI Shares, and the Associates VI-A Shares, the “LGP Shares”). GEI Capital VI, LLC, a Delaware limited liability company (“Capital VI”) is the general partner of GEI VI and GEI Side VI. Green VI Holdings, LLC, a Delaware limited liability company (“Holdings”), is a limited partner of GEI VI and GEI Side VI. LGP is the management company of GEI VI and GEI Side VI. LGP Management, Inc., a Delaware corporation (“LGPM”) is the general partner of LGP. Peridot Coinvest Manager LLC, a Delaware limited liability company (“Peridot”) is the manager of each of Associates VI-A and Associates VI-B. Capital VI, as the general partner of GEI VI and GEI Side VI, Holdings, as a limited partner of GEI VI and GEI Side VI, LGP, as the manager of GEI VI and GEI Side VI, LGPM, as the general partner of LGP, and Peridot as the manager of Associates VI-A and Associates VI-B, directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed to share voting and investment power with respect to the LGP Shares. As such, Capital VI, LGP, LGPM, Holdings, and Peridot may be deemed to be the indirect beneficial owners of the LGP Shares. Each of the foregoing holder’s address is c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025. For a description of certain relationships between us and LGP, see the sections of this information statement entitled “—Other Important Information Regarding the LGP Filing Persons—Past Contacts, Transactions, Negotiations and Agreements” and “Where You Can Find More Information.”

(2)	Based solely on the Schedule 13F-HR filed on February 17, 2026, Greenhouse Funds LLLP is the direct owner of 16,549,713 shares of Company Common Stock.

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(3)

Represents (i) 7,135,724 shares of Company Common Stock, (ii) 1,481,213 shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) no shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026.

(4)

Represents (i) 86,079 shares of Company Common Stock, (ii) 993,323 shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) no shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026.

(5)

Represents (i) 25,081 shares of Company Common Stock, (ii) 54,362 shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) no shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026. Excludes shares of Company Common Stock that may be acquired under the Company ESPP within 60 days of March 31, 2026, as the number of such shares to be purchased is not currently calculable.

(6)

Represents (i) 138,827 shares of Company Common Stock, (ii) 464,095 shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) no shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026.

(7)

Represents (i) no shares of Company Common Stock, (ii) no shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) no shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026.

(8)

Represents (i) 36,932 shares of Company Common Stock, (ii) no shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) 14,144 shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026.

(9)

Represents (i) 142,137 shares of Company Common Stock, (ii) no shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) 14,144 shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026.

(10)

Represents (i) 39,335 shares of Company Common Stock, (ii) no shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) 14,144 shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026.

(11)

Represents (i) 27,880 shares of Company Common Stock, (ii) no shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) 14,144 shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026.

(12)

Represents (i) 17,887 shares of Company Common Stock, (ii) no shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) 14,144 shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026.

(13)	Mr. Hartmann is no longer an employee of the Company as of February 6, 2025.

(14) Ms. Chimienti is no longer an employee of the Company as of December 31, 2024.

(15)

Represents (i) 7,649,882 shares of Company Common Stock, (ii) 2,992,993 shares of Company Common Stock underlying Company Options that are exercisable within 60 days of March 31, 2026 and (iii) 70,720 shares of Company Common Stock underlying Company RSUs that vest within 60 days of March 31, 2026. Excludes shares of Company Common Stock that may be acquired under the Company ESPP within 60 days of March 31, 2026, as the number of such shares to be purchased is not currently calculable.

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Prior Public Offerings

The Company has not made an underwritten public offering of shares of Company Common Stock of any kind during the last three years.

Certain Transactions in the Company Common Stock

Except as set forth below, and other than the Merger Agreement and agreements entered into in connection therewith, and certain activity related to our equity awards discussed elsewhere in this information statement, (i) each of the Company, its directors and executive officers, the LGP Filing Persons and their respective Affiliates have not conducted any transactions with respect to shares of Company Common Stock during the past sixty (60) days and (ii) none of the Company, the LGP Filing Persons or their respective Affiliates have purchased shares of Company Common Stock during the past two years.

Transactions in Company Common Stock by the Company

The Company has not made any purchases of shares of Company Common Stock during the last two years.

Transactions in Company Common Stock by the Company’s Directors and Executive Officers During the Past 60 Days

The following transactions by the Company’s directors and executive officers within the last 60 days were reported on Statements of Changes of Beneficial Ownership on Form 4 filed with the SEC:

Name	Date	Acquisition		Disposition		Price per Share
John Lai
President and Chief Executive Officer	March 1, 2026	81,081	(1)	*		$0.00
	March 2, 2026	*		22,037	(2)	$7.08
Jedidiah Gold
Chief Financial Officer	March 1, 2026	15,203	(1)	*		$0.00
	March 2, 2026	*		4,761	(2)	$7.08
Joseph Matheny
Chief Innovation Officer	March 1, 2026	5,068	(1)	*		$0.00
	March 2, 2026	*		2,318	(2)	$7.08

(1)	These transactions represent shares acquired upon the vesting and settlement of Company RSUs.
(2)

These transactions represent shares sold to cover tax withholding obligations in connection with the vesting and settlement of Company RSUs. The sales are mandated by the Company’s election to require the satisfaction of tax withholding obligations to be funded by a “sell to cover” transaction and do not represent discretionary transactions by the executive.

Transactions in Company Common Stock by the LGP Filing Persons

Other than the Merger Agreement and agreements entered into in connection therewith, including the Support Agreement and the Rollover Agreements (as discussed in the sections of this information statement entitled “The Support Agreement” and “The Rollover Agreements”), (i) none of the LGP Filing Persons or any of their respective affiliates have conducted any transactions with respect to shares of Company Common Stock during the past 60 days, and (ii) none of the LGP Filing Persons or any of their respective affiliates have purchased shares of Company Common Stock during the past two years.

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Past Contacts, Transactions, Negotiations and Agreements

Except as described in this section and the sections of this information statement entitled “Special Factors—Background of the Merger”, “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger,” “Special Factors—Other Important Information Regarding the Company—Certain Transactions in the Company Common Stock” and “The Rollover Agreements” and other than the Merger Agreement and agreements entered in connection therewith, including the Rollover Agreements, and certain activity related to our equity awards discussed elsewhere in this information statement, during the past two years: (i) there were no negotiations, transactions or material contacts between the Company and its affiliates, on the one hand, and any of the LGP Filing Persons, on the other hand, concerning any Merger, consolidation, acquisition, tender offer for or other acquisition of any class of the Company’s securities, election of the Company’s directors or sale or other transfer of a material amount of assets of the Company, (ii) the Company and its affiliates did not enter into any other transaction with an aggregate value exceeding 1% of the Company’s consolidated revenues with any of the LGP Filing Persons and (iii) none of the Company’s executive officers, directors or affiliates that are a natural person entered into any transaction with an aggregate value (in respect of such transaction or series of transactions with that person) exceeding $60,000 with any of the LGP Filing Persons.

Stockholders Agreement

In August 2014, we entered into a stockholders agreement with the Principal Stockholders, certain of our executive officers and certain other stockholders.

In connection with the our initial public offering in June 2021, we amended and restated our stockholders agreement (the “Stockholders Agreement”) to eliminate certain provisions (but maintain those related to the registration rights, which are described below) and to provide specific board rights and obligations. The Stockholders Agreement includes provisions pursuant to which we granted the right to cause us, in certain instances, at our expense, to file registration statements under the Securities Act covering resales of Company Common Stock held by the Principal Stockholders, and the right to the Principal Stockholders and certain other stockholders to piggyback on such registration statements in certain circumstances. These shares represent approximately 66.7% of our then-outstanding common stock as of March 31, 2026. These shares also may be sold under Rule 144 under the Securities Act, depending on their holding period and subject to restrictions in the case of shares held by persons deemed to be our affiliates. The Stockholders Agreement also requires us to indemnify such stockholders in connection with any registrations of our securities. In addition, the Stockholders Agreement provides that the Principal Stockholders are entitled to designate individuals to be included in the slate of nominees recommended by our board of directors for election to our board of directors, to ensure that the composition of our board of directors and its committees complies with the provisions of the Stockholders Agreement related to the composition of our board of directors and its committees.

Matthew Lai Employment

John Lai’s son, Matthew Lai, is a non-executive employee of the Company who earned aggregate compensation of approximately (i) $122,276 during fiscal year 2024, including $91,183 in cash compensation, $25,253 in relocation costs and $5,839 in fringe benefits and (ii) $165,468 during fiscal year 2025, including $108,268 in cash compensation, $50,000 in equity compensation and $7,200 in fringe benefits. The compensation for Mr. Lai was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions, without the involvement of John Lai.

Indemnification Agreements

Our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the DGCL, subject to certain exceptions contained in our amended and restated bylaws. In addition,

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our amended and restated certificate of incorporation provides that our directors and officers will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL.

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the indemnitees with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements.

There is no pending litigation or proceeding naming any of our directors or officers for which indemnification is being sought, and we are not aware of any pending litigation that may result in claims for indemnification by any director or executive officer.

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Other Important Information Regarding the LGP Filing Persons

This section sets forth certain information about the LGP Filing Persons. During the past five years, none of the persons listed in this section has been convicted in a criminal proceeding (excluding traﬃc violations or similar misdemeanors). In addition, during the past five years, none of the persons listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Buyer Parties

Parent

Parent’s principal business is to hold the capital stock of Merger Sub. If the Merger is completed, all of the equity interests in the Company will be beneficially owned, indirectly through Parent, by the LGP Filing Persons, except for equity interests in the Company beneficially owned, indirectly through Parent, by the Management Rollover Participants. Parent is controlled by its general partner, MCW Holdings GP, LLC (“Parent GP”) and Parent GP’s sole member is Green Equity Investors VI, L.P. (defined as GEI VI in the section of this information statement entitled “Other Important Information Regarding the Company—Security Ownership of Company Common Stock”). Unless otherwise indicated, the principal office address of Parent and business address of each listed officer is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and Parent’s phone number is (310) 954-0444.

Merger Sub

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each executive officer and director of Merger Sub. Merger Sub is a direct, wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. Unless otherwise indicated, the principal office address of Merger Sub and business address of each listed director and officer is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and Merger Sub’s phone number is (310) 954-0444.

Name	Age	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Jonathan Seiffer	54	United States	Senior Partner at LGP. Has worked at LGP since 1994.
Joshua Farran	35	United States	Principal at LGP. Has worked at LGP since 2015.

Other LGP Filing Persons

Principal Stockholders

GEI VI and Green Equity Investors Side VI, L.P. (defined as GEI Side VI in the section of this information statement entitled “Other Important Information Regarding the Company—Security Ownership of Company Common Stock”) are each Delaware limited partnerships and controlled by their general partner, GEI Capital VI, LLC (defined as Capital VI in the section of this information statement entitled “Other Important Information Regarding the Company—Security Ownership of Company Common Stock”), and their management company, LGP. LGP Associates VI-A LLC (defined as Associates VI-A in the section of this information statement entitled “Other Important Information Regarding the Company—Security Ownership of Company Common Stock”) and LGP Associates VI-B LLC (defined as Associates VI-B in the section of this information statement entitled “Other Important Information Regarding the Company—Security Ownership of Company Common Stock”) are each Delaware limited liability companies and controlled by their manager, Peridot Coinvest Manager LLC

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(defined as Peridot in the section of this information statement entitled “Other Important Information Regarding the Company—Security Ownership of Company Common Stock”). Each of the Principal Stockholders’ principal business is to make and manage investments in various business organizations. The principal office address of the Principal Stockholders is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and their phone number is (310) 954-0444.

Peridot Coinvest Manager LLC

Peridot is a Delaware limited liability company and is the manager of Associates VI-A and Associates VI-B. Peridot is controlled by its manager, LGP, and its principal business is to serve as manager to Associates VI-A, Associates VI-B and other LGP-affiliated entities. The principal office address of Peridot is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and its phone number is (310) 954-0444.

Leonard Green & Partners, L.P.

LGP is the management company of GEI VI and GEI Side VI and manager of Peridot. LGP is controlled by its general partner, LGP Management, Inc. (defined as LGPM in the section of this information statement entitled “Other Important Information Regarding the Company—Security Ownership of Company Common Stock”), and its principal business is to serve as a management company or manager, as applicable, to GEI VI, GEI Side VI, Peridot and other LGP affiliated entities. The principal office address of LGP is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and its phone number is (310) 954-0444.

GEI Capital VI, LLC

Capital VI is a Delaware limited liability company and is the general partner of GEI VI and GEI Side VI. Capital VI is controlled by its manager, LGPM, and its principal business is to serve as the general partner to GEI VI, GEI Side VI and other LGP affiliated entities. The principal office address of LGP is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and its phone number is (310) 954-0444.

LGP Management, Inc.

LGPM is a Delaware corporation and is the general partner of LGP, and its principal business is to serve as the general partner or manager of LGP affiliated entities. The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each executive officer and director of LGPM. Unless otherwise indicated, the principal office address of LGPM and business address of each listed director and officer is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025, and the phone number of LGPM is (310) 954-0444.

Name	Age	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Jonathan Sokoloff	68	United States	Managing Partner at LGP. Has worked at LGP since 1990.
John Danhakl	70	United States	Managing Partner at LGP. Has worked at LGP since 1995.
Cody Franklin	55	United States	Partner at LGP. Has worked at LGP since 2002.
Andrew Goldberg	48	United States	Partner at LGP. Has worked at LGP since 2016.

Past Contacts, Transactions, Negotiations and Agreements with the Company

Except as described in the section of this information statement entitled “Special Factors – Background of the Merger”, and other than the Merger Agreement and agreements entered into in connection therewith, including the Support Agreement and the Rollover Agreements (as discussed in the sections of this information statement

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titled “The Support Agreement and The Rollover Agreements”), during the past two years: (i) there were no negotiations, transactions or material contracts between the Company and its affiliates, on the one hand, and any of the LGP Filing Persons (in their capacity as such), on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of the Company’s securities, election of the Company’s directors or sale or other transfer of a material amount of assets of the Company, (ii) the Company and its affiliates did not enter into any other transaction with an aggregate value exceeding one percent of the Company’s consolidated revenues with any LGP Filing Person, and (iii) none of the Company’s executive officers, directors or affiliates that is a natural person entered into any transaction with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with any of the LGP Filing Persons.

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Provisions for Unaffiliated Stockholders

No provision has been made (i) to grant Unaffiliated Company Stockholders access to the corporate files of the Company, any other party to the Merger or any of their respective affiliates or (ii) to obtain counsel or appraisal services at the expense of the Company, or any other such party or affiliate.

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Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for information statements and notices with respect to two or more stockholders sharing the same address by delivering a single information statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household information statement materials, delivering a single information statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate information statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this information statement by contacting Mediant Communications at www.investorelections.com/MCW or by phone at 866-648-8311.

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Where You Can Find More Information

The SEC allows us to “incorporate by reference” information into this information statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this information statement, except for any information superseded by information in this information statement or incorporated by reference subsequent to the date of this information statement. This information statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this information statement.

The following filings of the Company with the SEC are incorporated by reference:

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026;

•

the information specifically incorporated by reference into the Company’s Annual Report on Form 10-K from the Company’s Definitive Proxy Statement on Schedule 14A for the 2025 Annual Meeting of Stockholders, filed on April 9, 2025; and

•	the Company’s Current Report on Form 8-K filed with the SEC on February 18, 2026 (other than the portions of such document not deemed to be filed).

To the extent that any information contained in any report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC, such information or exhibit is specifically not incorporated by reference.

Copies of any reports, statements or other information that we file with the SEC are available at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company on our website at www.mistercarwash.com under Investor Relations. The information provided on our website is not part of this information statement and therefore is not incorporated by reference herein.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Mister Car Wash, Inc.

Attention: Investor Relations

222 E. 5th Street

Tucson, Arizona 85705

Phone: (520) 615-4000

Email: IR@mistercarwash.com

Because the Merger is a “going private” transaction for purposes of Rule 13e-3 under the Exchange Act, the Company, the LGP Filing Persons, Parent and Merger Sub have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC. The Company will amend the Schedule 13E-3 to incorporate by reference any additional documents that it may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement to the extent required to fulfill the Company’s obligations under the Exchange Act.

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Miscellaneous

The Company has supplied all information relating to the Company, and Parent has supplied, and the Company has not independently verified, all of the information relating to the LGP Filing Persons contained in this information statement.

Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in or incorporated by reference in this information statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this information statement. This information statement is dated [●], 2026. No assumption should be made that the information contained in this information statement is accurate as of any date other than that date, and the mailing of this information statement will not create any implication to the contrary.

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Annex A

AGREEMENT AND PLAN OF MERGER

by and among

MCW PARENT, LP,

BOSON MERGER SUB, INC.

MISTER CAR WASH, INC.

and

solely for purposes of the Borrower Provisions

MISTER CAR WASH HOLDINGS, INC.

Dated as of February 17, 2026

Exhibits

Exhibit A	Form of Certificate of Incorporation of the Surviving Corporation

Exhibit B	Form of Written Consent

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of February 17, 2026 by and among MCW Parent, LP, a Delaware limited partnership (“Parent”), Boson Merger Sub, Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”, and together with Parent, the “Buyer Parties”), Mister Car Wash, Inc., a Delaware corporation (the “Company”) and, solely for the purposes of the Borrower Provisions, Mister Car Wash Holdings, Inc., a Delaware corporation and wholly owned Subsidiary of the Company (“Borrower”). Each of the Company, Parent and Merger Sub (and, with respect to the Borrower Provisions, Borrower) is sometimes referred to as a “Party.”

RECITALS

WHEREAS, the board of directors of the Company (the “Company Board”) established a special committee consisting only of directors that the Company Board determined to each be a “disinterested director” (as defined in Section 144 of the General Corporation Law of the State of Delaware (the “DGCL”)) with respect to the transactions contemplated by this Agreement (the “Special Committee”) to, among other things, review and evaluate the transactions contemplated by this Agreement, negotiate this Agreement and recommend this Agreement for approval by the Company Board or reject any proposals made by Leonard Green & Partners, L.P. (“LGP”) or any of its Affiliates and alternatives thereto;

WHEREAS, the Special Committee has unanimously (i) determined that the terms of this Agreement and the transactions contemplated hereby (the “Transactions”), including the merger of Merger Sub with and into the Company (the “Merger”) in accordance with the DGCL, are fair to and in the best interests of the Unaffiliated Company Stockholders and (ii) recommended that the Company Board (a) determine that the terms of this Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Company Stockholders (in their capacity as such), (b) determine that it is in the best interests of the Company Stockholders (in their capacity as such), and declare it advisable, to enter into this Agreement and the other Transaction Documents to which the Company is a party, (c) approve the execution and delivery by the Company of this Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations hereunder and thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein, (d) recommend that the Company Stockholders adopt this Agreement in accordance with the DGCL, upon the terms and subject to the conditions of this Agreement, and (e) direct that this Agreement be submitted to the Company Stockholders for their adoption upon the terms and subject to the conditions of this Agreement (the recommendations described in clause (ii), the “Special Committee Recommendation”);

WHEREAS, the Company Board has, acting upon the Special Committee Recommendation at a meeting attended by each member of the Company Board other than the Recused Directors, by unanimous vote of all directors in attendance, (i) determined that the terms of this Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Company Stockholders (in their capacity as such), (ii) determined that it is in the best interests of the Company Stockholders (in their capacity as such), and declared it advisable, to enter into this Agreement and the other Transaction Documents to which the Company is a party, (iii) approved the execution and delivery by the Company of this Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations hereunder and thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein, (iv) recommended that the Company Stockholders adopt this Agreement in accordance with the DGCL, upon the terms and subject to the conditions of this Agreement, and (v) directed that this Agreement be submitted to the Company Stockholders for their adoption upon the terms and subject to the conditions of this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Principal Stockholders and Parent have entered into (i) a rollover agreement (each, a “Principal Stockholder Rollover Agreement”) pursuant to which, among other things, each of the Principal Stockholders will, immediately prior to the consummation of the Merger, contribute to Parent the number of shares of Company Common Stock (collectively, the “Principal Stockholder Rollover Shares”) set forth therein in exchange for equity interests of Parent (such contributions, collectively, the “Principal Stockholder Rollover”), and (ii) a support agreement (the “Support Agreement”) pursuant to which, among other things, each Principal Stockholder agrees (a) to deliver a duly executed written consent approving and adopting any Specified Superior Proposal, and (b) that if a Parent Termination Fee contemplated to be paid pursuant to Section 8.3(c) is paid to the Company, then the Company may pay a dividend on each share of Company Common Stock in an aggregate amount (after taking account of the waiver contemplated by this subsection (b)) equal to the Parent Termination Fee actually received by the Company, together with interest on such amount as contemplated by Section 8.3(f) (the “Permitted Dividend”), and each Principal Stockholder waives its right to receive such dividend;

WHEREAS, following the execution and delivery of this Agreement, Parent may offer certain executives of the Company the opportunity to enter into a rollover agreement (each, a “Management Rollover Agreement” and, together with the Principal Stockholder Rollover Agreement, the “Rollover Agreements”) pursuant to which, among other things, each executive of the Company who executes a Management Rollover Agreement (each, a “Management Rollover Participant”) will acquire equity interests of Parent, which may be effected by, among other actions, such executive contributing to Parent, immediately prior to and contingent upon the Closing, a number of shares of Company Common Stock as specified therein (collectively the “Management Rollover Shares” and, together with the Principal Stockholder Rollover Shares, the “Rollover Shares”) in exchange for equity interests of Parent (such transactions, collectively, the “Management Rollover” and, together with the Principal Stockholder Rollover, the “Rollover”);

WHEREAS, immediately prior to the execution and delivery of this Agreement, each Principal Stockholder duly executed and delivered a written consent in the form attached hereto as Exhibit B, which approves and adopts this Agreement in accordance with the DGCL and which by its terms will be effective immediately following the execution of this Agreement (the “Written Consent”);

WHEREAS, each of the general partner of Parent and the board of directors of Merger Sub has (i) declared it advisable to enter into this Agreement and the other Transaction Documents to which they are a party, (ii) approved the execution and delivery of this Agreement and the other Transaction Documents to which they are a party, the performance of their respective covenants and other obligations hereunder and thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein, and (iii) in the case of the board of directors of Merger Sub only, recommended that Parent, in its capacity as the sole stockholder of Merger Sub, adopt this Agreement in accordance with the DGCL;

WHEREAS, immediately prior to the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, duly executed and delivered a written consent approving and adopting this Agreement in accordance with the DGCL, which written consent, by its terms, will be effective immediately following the execution of this Agreement (the “Merger Sub Stockholder Approval”);

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Sub have delivered a limited guarantee (the “Guarantee”) from Green Equity Investors VI, L.P. and Green Equity Investors Side VI, L.P. (individually, a “Guarantor” and collectively, the “Guarantors”) in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, each Guarantor is guaranteeing certain obligations of the Buyer Parties in connection with this Agreement; and

WHEREAS, the Buyer Parties and the Company desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Merger, and (ii) prescribe certain conditions with respect to the consummation of the Merger.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Buyer Parties and the Company agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means any confidentiality agreement with the Company (i) in effect as of the date hereof or (ii) executed, delivered and effective after the date hereof and, in the case of clause (ii), containing terms that (x) are not, in the aggregate, materially less favorable to the Company than those contained in the Confidentiality Agreement and (y) do not prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with, Section 5.3, except that any such confidentiality agreement need not contain any “standstill” or similar provision or otherwise prohibit the making of any Acquisition Proposal.

(b) “Acquisition Proposal” means any offer or proposal (other than an offer or proposal by the Buyer Parties) to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated hereby involving the Company and the Buyer Parties) involving:

(i) any direct or indirect purchase or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates), whether from the Company or any other Person(s), of securities representing more than 20% of the total outstanding equity securities of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 20% of the total outstanding equity securities of the Company after giving effect to the consummation of such tender or exchange offer;

(ii) any direct or indirect purchase, license or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates) of assets (including equity securities in Subsidiaries of the Company) constituting or accounting for more than 20% of the consolidated assets (measured by the fair market value thereof, as determined in good faith by the Special Committee), revenue or net income of the Company Group, taken as a whole; or

(iii) any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company pursuant to which any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates) would hold securities representing more than 20% of the total outstanding equity securities of the Company or the surviving or resulting entity of such transaction (in each case, by vote or economic interests) after giving effect to the consummation of such transaction.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control”

(including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided that none of the Principal Stockholders or any investment funds or investment vehicles affiliated with or under common management with the Principal Stockholders (including Parent and Merger Sub), any portfolio company (as such term is commonly understood in the private equity industry) or investment of the Principal Stockholders or any other Person that would otherwise be an Affiliate of the Principal Stockholders pursuant to this definition shall be an “Affiliate” of the Company or any of its Subsidiaries and none of the Company or any of its Subsidiaries shall be an “Affiliate” of such Persons.

(e) “Anti-Corruption Laws” means all applicable Laws, rules and regulations relating to bribery or corruption, including the U.S. Foreign Corrupt Practices Act of 1977.

(f) “Antitrust Laws” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other laws, whether in any domestic or foreign jurisdiction, that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Merger.

(g) “Applicable Time” means 5:00 p.m., Eastern time on April 19, 2026.

(h) “Borrower Provisions” means Section 2.9(c), Section 2.9(d), Section 2.9(e), Section 2.9(g), Section 2.9(h), Section 3.1(b), Section 3.2(b) and Section 3.29(b)(ii).

(i) “Business Day” means each day that is not a Saturday, Sunday or other day on which banks are required or authorized by Law to be closed in New York, New York.

(j) “Code” means the U.S. Internal Revenue Code of 1986.

(k) “Company Common Stock” means the Common Stock, par value $0.01 per share, of the Company.

(l) “Company Credit Agreement” means the Amended and Restated First Lien Credit Agreement, dated as of May 14, 2019, by and among Borrower, Hotshine Intermediate, Bank of America, N.A., the other guarantors party thereto, and the lenders from time to time party thereto, as amended by Amendment No. 1 to Amended and Restated First Lien Credit Agreement, dated as of February 5, 2020, Amendment No. 2 to Amended and Restated First Lien Credit Agreement, dated as of June 4, 2021, Amendment No. 3 to Amended and Restated Credit Agreement, dated as of December 8, 2021, Amendment No. 4 to Amended and Restated Credit Agreement, dated as of December 12, 2021, Amendment No. 5 to Amended and Restated Credit Agreement, dated as of March 27, 2024, and Amendment No. 6 to Amended and Restated Credit Agreement, dated as of November 26, 2024, and as further amended, restated, amended and restated, supplemented, modified or otherwise changed (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, including any extension of the maturity thereof or increase in the amount of available borrowings thereunder.

(m) “Company Equity Plans” means, collectively, the 2014 Stock Option Plan of Hotshine Holdings, Inc. and the 2021 Incentive Award Plan, in each case as amended from time to time (and including any sub-plans thereto).

(n) “Company ESPP” means the Mister Car Wash, Inc. Employee Stock Purchase Plan, as amended from time to time.

(o) “Company Group” means the Company and its Subsidiaries.

(p) “Company IT Systems” means all computer hardware (whether general or special purpose), software, networks, electronic data processing systems, information technology systems and computer systems, including all firmware, servers and related equipment that are owned by any member of the Company Group or used in the operation of the business of the Company Group as currently conducted.

(q) “Company Material Adverse Effect” means any change, event, effect, occurrence or development (each, an “Effect”) that, individually or taken together with any other Effect, has had, or would reasonably be expected to have, a material adverse effect on the business or financial condition of the Company Group, taken as a whole; provided, however, none of the following (by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur:

(i) any general economic conditions or changes in business markets in the United States or any other country or region in the world, or changes in conditions in the economy generally, including any changes in inflation, supply chain disruptions and labor shortages;

(ii) any conditions in the financial markets, credit markets, debt markets, commodities markets, currency markets, securities markets or capital markets generally in the United States or any other country or region in the world, including (1) changes in interest rates or credit ratings generally in the United States or any other country, (2) changes in exchange rates generally for the currencies of any country, or (3) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;

(iii) any change generally affecting any of the industries, jurisdictions or geographic areas in which the members of the Company Group operate or otherwise conduct business;

(iv) changes in general regulatory, legislative, social or political conditions in the United States or any other country or region in the world;

(v) changes in trade controls or Laws or related Tax Laws, including the imposition of new or increased trade restrictions, anti-dumping measures, tariffs, trade policies or disputes, or changes in, or any consequences arising from, any “trade war” or similar actions in the United States or any other country or region in the world;

(vi) any political or geopolitical conditions, outbreak of hostilities, act of war (whether or not declared), armed conflict, insurrection, rebellion, sabotage, riot, protest, terrorism, cyberterrorism, cyberattack, or military action (including any threat, escalation or general worsening of any such hostilities, act of war, armed conflict, insurrection, rebellion, sabotage, riot, protest, terrorism, cyberterrorism, cyberattack or military action) in the United States or any other country or region in the world;

(vii) earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, droughts, mudslides, blizzards, fires or other natural disasters, weather conditions and other acts of God or electrical black-outs or power shortages and other force majeure events in the United States or any other country or region in the world;

(viii) any epidemic, pandemic or disease outbreak (or the worsening thereof), or any Law, directive, guidelines or recommendations issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization, any other Governmental Authority or industry group providing for business closures, “sheltering-in-place,” curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak or any other Special Measures;

(ix) any cyberterrorism (including by means of cyberattack by or sponsored by a Governmental Authority), cyberattack, computer hack, ransomware, data breach or other cybersecurity event involving the Company Group;

(x) the negotiation, execution or announcement of this Agreement or the pendency of the Merger and the transactions contemplated hereby, or the identity of Parent or Merger Sub or any of their respective Affiliates, including the impact thereof on the relationships, contractual or otherwise, of the Company Group with employees (including any employee attrition), suppliers, customers, lessors, partners, vendors or any other third Person (other than for purposes of any representation or warranty contained in Sections 3.5 or 3.6);

(xi) the compliance by any Party with the express terms of this Agreement or applicable Law or reporting standard, including any action taken or refrained from being taken pursuant to the express terms of this Agreement;

(xii) any action taken or not taken by the Company Group at the written request or with the written consent of, or any action taken by, the Buyer Parties or the Principal Stockholders;

(xiii) any change or proposed change in applicable Law (including the enforcement or interpretation thereof), regulatory policies, accounting standards or principles (including GAAP) or any guidance (including from the SEC or any other Governmental Authority) relating thereto or the interpretation or enforcement thereof;

(xiv) any change in the price or trading volume of the Company Common Stock or in the Company’s credit rating or rating outlook, in each case in and of itself (provided that the underlying causes may be taken into account to the extent not otherwise excluded by the other clauses of this definition);

(xv) any failure, in and of itself, by the Company Group to meet (1) any public analyst estimates or expectations of the Company’s revenue, earnings, cash flow, cash position or other financial performance or results of operations for any period, or (2) any internal projections, budgets, plans or forecasts of its revenues, earnings, cash flow, cash position or other financial performance (provided that the underlying causes may be taken into account to the extent not otherwise excluded by the other clauses of this definition); and

(xvi) any Transaction Litigation or other Legal Proceeding threatened, made or brought against the Company, any of its executive officers or other employees or any member of the Company Board arising out of the Merger or any other transaction contemplated by this Agreement;

except, with respect to clauses (i) through (viii) and (xiii), to the extent that such Effect has had a materially disproportionate adverse effect on the Company Group, taken as a whole, relative to other companies operating in the industries in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect.

(r) “Company Option” means an option to purchase shares of Company Common Stock granted under a Company Equity Plan.

(s) “Company Preferred Stock” means the Preferred Stock, par value $0.01 per share, of the Company.

(t) “Company RSU” means a restricted stock unit award with respect to shares of Company Common Stock that, at the time of determination, (i) is subject to vesting or forfeiture conditions or (ii) is not subject to vesting or forfeiture conditions but has not yet been settled in shares of Company Common Stock.

(u) “Company Stockholders” means the holders of shares of Company Common Stock.

(v) “Company Termination Fee” shall mean an amount equal to $31,250,000.

(w) “Continuing Employee” means each individual who is an employee of the Company Group immediately prior to the Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

(x) “Contract” means any legally binding contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or agreement.

(y) “DOJ” means the United States Department of Justice or any successor thereto.

(z) “Environmental Law” means any applicable Law relating to pollution, human health and safety (solely with respect to exposure to Hazardous Substances), or the protection of the environment.

(aa) “Environmental Permits” means any Permits required or issued under any Environmental Law.

(bb) “ERISA” means the Employee Retirement Income Security Act of 1974.

(cc) “Exchange Act” means the Securities Exchange Act of 1934.

(dd) “FDI Laws” means laws, other than Antitrust Laws, whether in any domestic or foreign jurisdiction, that are designed or intended to prohibit, restrict or regulate foreign investment on national security or other public order grounds, in any case that are applicable to the Merger.

(ee) “Financing Sources” means the Persons (other than Parent, the Guarantors, Merger Sub and their respective Affiliates), in their respective capacities as such, that have committed to provide, arrange, underwrite or place all or any portion of the Debt Financing in connection with the Merger, including the commitment parties under the Debt Commitment Letter and the commitment parties under any joinder agreements or credit agreements entered into pursuant thereto or relating thereto, together with their Affiliates and their Affiliates’ Representatives.

(ff) “FTC” means the United States Federal Trade Commission or any successor thereto.

(gg) “GAAP” means generally accepted accounting principles, consistently applied, in the United States.

(hh) “Governmental Authority” means any government, governmental, regulatory, self-regulatory or quasi-governmental authority, entity or body, department, commission, bureau, council, board, agency or instrumentality, and any court, tribunal, arbitrator or arbitral body (public or private) or judicial body, in each case whether federal, state, county, municipal, provincial, local, foreign or multinational.

(ii) “Hazardous Substance” means any chemicals, materials, substances or wastes which are defined or regulated as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “toxic air pollutants,” “hazardous air pollutants” or words of similar import under any Environmental Law, including petroleum, petroleum by-products, asbestos or asbestos-containing material, urea formaldehyde insulation, polychlorinated biphenyls, flammable or explosive substances, or pesticides.

(jj) “Hotshine Intermediate” means Hotshine IntermediateCo, Inc., a Delaware corporation and wholly owned Subsidiary of the Company.

(kk) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(ll) “Indebtedness” means any of the following liabilities or obligations: (i) indebtedness for borrowed money (including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection therewith), (ii) liabilities pursuant to finance leases under GAAP, (iii) liabilities evidenced by bonds, debentures, notes or other similar instruments or debt securities, and (iv) all letters of credit, banker’s acceptances, surety or performance bonds or similar facilities issued for the account of such Person, to the extent drawn upon. Notwithstanding the foregoing, in no event shall “Indebtedness” include any trade payables, operating lease obligations or undrawn letters of credit or similar instruments.

(mm) “Intellectual Property” means all intellectual property rights recognized under applicable Law, including all (i) patents and patent applications, (ii) trademarks, service marks, trade dress, and trade names, and all registrations and applications for registration thereof, (iii) copyrights and all registrations and applications for registration thereof, (iv) trade secrets, (v) domain names, and (vi) intellectual property rights in know-how, software, data and databases.

(nn) “IRS” means the United States Internal Revenue Service or any successor thereto.

(oo) “Knowledge” (i) of the Company, with respect to any matter in question, means the actual knowledge of the individuals set forth in Section 1.1(oo) of the Company Disclosure Letter, and (ii) of Parent or Merger Sub, with respect to any matter in question, means the actual knowledge of the individuals set forth in Section 1.1(oo) of the Parent Disclosure Letter.

(pp) “Law” means any legislation, statute, law (including common law), ordinance, Order, rule, regulation, code, directive, determination or stock exchange listing requirement, as applicable, enacted, issued or promulgated by any Governmental Authority.

(qq) “Legal Proceeding” means any claim, action, charge, audit, lawsuit, litigation, complaint, hearing, arbitration, investigation or other similarly formal legal proceeding brought by or pending before any Governmental Authority.

(rr) “Material Contract” means any of the following Contracts to which the Company or any of its Subsidiaries is a party, other than (x) an Employee Plan or (y) (1) a nondisclosure agreement entered into in the ordinary course of business or (2) any Contract entered into in connection with discussions, negotiations, and transactions related to this Agreement, other Acquisition Proposals, or other potential strategic transactions, including engagement letters with financial advisors:

(i) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company Group, taken as a whole;

(ii) any material Contract with any of the top 10 vendors (excluding legal, accounting, tax and other professional service providers whose Contracts may be cancelled without material liability to the Company or its Subsidiaries upon notice of 90 days or less) to the Company Group, taken as a whole, determined on the basis of spend, excluding residual spend, by the Company Group, taken as a whole, for the 12 months ended December 31, 2025, other than any statement of work, purchase order, sales order or similar Contract entered into in the ordinary course of business;

(iii) any Contract, other than a vendor Contract, that involved or involves aggregate payments or consideration furnished (x) by the Company or by any of its Subsidiaries of more than $5,000,000 or (y) to the Company or to any of its Subsidiaries of more than $5,000,000, in each case, in the calendar year ended December 31, 2025 or any future calendar year;

(iv) any Contract relating to Indebtedness for borrowed money having an outstanding principal amount in excess of $1,000,000, other than Contracts evidencing such Indebtedness solely among members of the Company Group;

(v) any Contract that is a purchase and sale or similar agreement for the acquisition of any Person or any business unit thereof, in each case, with respect to which there are any material ongoing obligations;

(vi) any Contract concerning the establishment or operation of a material joint venture or strategic partnership (other than Contracts between wholly owned Subsidiaries of the Company) that is material to the Company and its Subsidiaries, taken as a whole;

(vii) any Contract requiring capital expenditures after the date of this Agreement in an amount in excess of $5,000,000 in the aggregate;

(viii) any Contract to which a member of the Company Group is a party pursuant to which a member of the Company Group (A) licenses from a third Person the right to use any Intellectual Property material to the operation of the business of the Company Group, taken as a whole, other than shrink-wrap, click-wrap and off-the shelf software licenses, open source software licenses, and other non-exclusive licenses for software, software-enabled services or data services that are generally available on standard terms, or (B) licenses to a third Person the right to use Intellectual Property owned by any member of the Company Group and material to the operation of the business of the Company Group, taken as a whole, other than, in the case of each of (A) and (B), (x) non-exclusive licenses granted in the ordinary course of business that are incidental to the primary purpose of the Contracts in which such licenses are granted and (y) Contracts containing confidentiality provisions that would not otherwise be required to set forth pursuant to this clause (viii) but for an express or implied right therein to use confidential or proprietary information;

(ix) any Collective Bargaining Agreement;

(x) any Contract containing covenants of the Company or any of its Subsidiaries expressly (A) prohibiting or limiting the right of the Company or any of its Subsidiaries to engage in or compete with any Person in any line of business or (B) prohibiting or restricting the Company’s and its Subsidiaries’ ability to conduct their business with any Person in any geographic area, in each case, that currently has or would reasonably be expected to have a material and adverse effect on the business of the Company and its Subsidiaries (taken as a whole) as currently operated, in each case other than, for the avoidance of doubt, customary non-solicitation and no-hire provisions entered into in the ordinary course of business; and

(xi) any Contract that is a settlement agreement with any Governmental Authority pursuant to which the Company or any of its Subsidiaries will have any material outstanding obligations after the date of this Agreement.

(ss) “NASDAQ” means the NASDAQ Global Select Market and any successor stock exchange.

(tt) “Order” means any decree, ruling, judgment, injunction or other order of any Governmental Authority.

(uu) “Permitted Liens” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith; (ii) mechanics, carriers’, workmen’s, warehousemen’s, repairmen’s, materialmen’s or other liens or security interests arising or incurred in the ordinary course of business; (iii) leases, subleases and licenses (other than capital leases and leases underlying sale and leaseback transactions); (iv) liens imposed by applicable Law (other than Tax Law); (v) pledges or deposits to secure obligations pursuant to workers’ compensation Laws or similar legislation or to secure public or statutory obligations; (vi) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vii) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar liens (or other encumbrances of any type), and zoning, building and other similar codes or restrictions, in each case that do not adversely affect in any material respect the current use or occupancy of the applicable property owned, leased, used or held for use by the Company Group; (viii) liens securing indebtedness or liabilities that are reflected in the Company SEC Reports filed as of the date of this Agreement; (ix) non-exclusive licenses to intellectual property; (x) liens that do not secure a liquidated amount that have been incurred or suffered in the ordinary course of business, and that would not, individually or in the aggregate, have a material effect on the Company Group, taken as a whole;

(xi) statutory, common law or contractual liens (or other encumbrances of any type) of landlords or liens against the interests of the landlord or owner of any Leased Real Property unless caused by the Company Group; (xii) pledges or liens over deposit accounts of the Company Group; (xiii) liens and any other encumbrances of any type that do not materially and adversely affect the use or operation of the property subject thereto; and (xiv) liens that will be released at or prior to the Closing.

(vv) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(ww) “Personal Information” means all data or information that is related to or linked to a natural Person.

(xx) “Principal Stockholders” means Green Equity Investors VI, L.P., Green Equity Investors Side VI, L.P., LGP Associates VI-A LLC and LGP Associates VI-B LLC.

(yy) “Privacy Laws” means all Laws applicable to the Company pertaining to the privacy and security of Personal Information.

(zz) “Recused Directors” means those members of the Company Board listed on Section 1.1(zz) of the Company Disclosure Letter.

(aaa) “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment.

(bbb) “Representatives” means, with respect to any Person, such Person’s Affiliates, and its and their respective directors, officers, employees, accountants, consultants, legal counsel, financial advisors, financing sources and agents and other advisors and representatives.

(ccc) “Required Financial Information” means the financial statements required by paragraph 6 of Exhibit C to the Debt Commitment Letter.

(ddd) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(eee) “Securities Act” means the Securities Act of 1933.

(fff) “Special Measures” means any quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar Law, directive, protocols or guidelines promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to any epidemic or pandemic, including the Coronavirus Aid, Relief and Economic Security Act, and the Families First Coronavirus Response Act.

(ggg) “Specified Superior Proposal” means a Superior Proposal in which each share of Company Common Stock owned by the Principal Stockholders and each share of Company Common Stock owned by the Unaffiliated Company Stockholders would be converted into the right to receive the same form and amount of consideration per share and such consideration shall be only in the form of cash (and, for the avoidance of doubt, will not involve any rollover by the Principal Stockholders or conversion of any shares of Company Common Stock or Company Preferred Stock held by the Principal Stockholders into any non-cash consideration, including shares of capital stock of the Company or another Person), and such cash amount per share of Company Common Stock shall be greater than the Per Share Price.

(hhh) “Subsidiary” of any Person means any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) representing more than 50% of the total outstanding securities or ownership interests of such first Person, in each case, are owned, directly or indirectly, by such first Person.

(iii) “Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that the Special Committee has determined in good faith (after consultation with its financial advisor and outside legal counsel) (i) is on terms that are more favorable, from a financial point of view, to the Company Stockholders (in their capacity as such) than the Merger (taking into account such legal, regulatory, financial and other aspects of the Acquisition Proposal as the Special Committee deems relevant and, if applicable, any revisions to this Agreement committed to in writing by Parent prior to the time of such determination) and (ii) is reasonably likely to be consummated in accordance with its terms, taking into account (x) if such Superior Proposal is not a Specified Superior Proposal, the likelihood that the required holders of Company Common Stock will adopt the Acquisition Proposal and (y) such other legal, regulatory, financial and other aspects of the Acquisition Proposal as the Special Committee deems relevant. For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%”.

(jjj) “Tax” means any federal, state, local, municipal and foreign taxes, charges, fees, levies or other assessments in the nature of tax, in each case, imposed by a Governmental Authority, including any gross receipts, income, profits, sales, use, production, occupation, value-added, ad valorem, transfer, documentary, franchise, registration, profits, license, lease, service, service use, capital stock, social security, disability, severance, stamp, premium, withholding, payroll, employment, unemployment, estimated, alternative minimum, excise, property (real or personal), customs, duties or similar taxes, together with all interest, penalties and additions imposed with respect thereto.

(kkk) “Tax Return” means any return, declaration, statement, report, information return or other document that is filed or required to be filed with a Governmental Authority with respect to Taxes, including any amendments, attachments or schedules thereto.

(lll) “Transaction Documents” means this Agreement, the Rollover Agreements, the Support Agreement, the Guarantee and any other agreement, certificate, instrument or other document entered into in connection herewith.

(mmm) “Transaction Litigation” means any Legal Proceeding commenced or threatened against a Party or any of its Subsidiaries or Affiliates (or their respective directors or officers) or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to or regarding the Merger or any other transaction contemplated by this Agreement or the other Transaction Documents, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Information Statement, Schedule 13E-3, or any other communications to the Company Stockholders, other than any Legal Proceedings among the Parties or with the Financing Sources related to this Agreement, the other Transaction Documents, or the Debt Financing Commitment.

(nnn) “Unaffiliated Company Stockholders” means the Company Stockholders, other than the Principal Stockholders and the executive officers of the Company.

(ooo) “WARN” means the United States Worker Adjustment and Retraining Notification Act of 1988 and any similar foreign, state or local Law.

(ppp) “Willful and Material Breach” means a material breach of this Agreement that is a consequence of an intentional act or failure to act undertaken or omitted to be taken by the breaching Party with the actual knowledge that the taking of such act or failure to take such act would constitute a material breach of this Agreement.

1.2 Additional Definitions. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
Alternative Debt Financing	6.15(c)
Alternative Debt Financing Commitment	6.15(c)
Balance Sheet Date	3.11
Buyer Parties	Preamble
Bylaws	2.5(b)
Capitalization Date	3.7(a)
Certificate of Merger	2.2
Certificates	2.9(c)
Charter	2.5(a)
Chosen Courts	9.12(a)
Closing	2.3
Closing Date	2.3
Collective Bargaining Agreement	3.19(a)
Committee Financial Advisors	3.27
Company	Preamble
Company Board	Recitals
Company Board Recommendation	3.3(b)
Company Disclosure Letter	Article III
Company Equity Awards	3.7(b)
Company Option Consideration	2.8(b)
Company Related Parties	8.3(g)(i)
Company RSU Consideration	2.8(a)
Company SEC Reports	3.9(a)
Company Securities	3.7(c)
Confidentiality Agreement	9.6
Consent	3.6
Continuation Period	6.8(a)
Current Insurance	6.7(c)
Debt Commitment Letter	4.12(a)
Debt Fee Letter	4.12(a)
Debt Financing	4.12(a)
Debt Financing Commitment	4.12(a)
Debt Financing Documents	6.16(b)
DGCL	Recitals
Dissenting Company Shares	2.7(c)(i)
Dollars	1.3(g)
DTC	2.9(e)
DTC Payment	2.9(e)
Effect	1.1(q)
Effective Time	2.2
Electronic Delivery	9.17
Employee Plan	3.18(a)
Enforceability Limitations	3.2
Equity Award Consideration	2.8(b)
Exchange Fund	2.9(b)
Filing Fees	6.2(a)

Term	Section Reference
Final Exercise Date	2.8(d)
Final Offering Periods	2.8(d)
Financing Failure Event	6.15(b)
Guarantee	Recitals
Guarantor	Recitals
Indemnified Person	6.7(b)
Information Statement	6.3(a)
Insured Persons	6.7(c)
Interim Period	5.3(a)
Lease	3.14(b)
Leased Real Property	3.14(b)
LGP	Preamble
Maximum Amount	6.7(c)
Merger	Recitals
Merger Sub	Preamble
Merger Sub Stockholder Approval	Recitals
Multiemployer Plan	3.18(a)
New Plans	6.8(b)
Notice Period	5.3(d)
Owned Company Share	2.7(a)(ii)
Owned Real Property	3.14(a)
Parent	Preamble
Parent Disclosure Letter	Article IV
Parent Related Parties	8.3(g)(ii)
Parent Termination Fee	8.3(c)
Party	Preamble
Payment Agent	2.9(a)
Per Share Price	2.7(a)(ii)
Permits	3.20
Permitted Dividend	Recitals
Potential Arrangements	4.10
Prohibited Modifications	6.15(a)
Recent SEC Reports	Article III
Recommendation Change	5.3(c)(i)
Reimbursement Obligations	6.16(g)
Required Amount	4.12(c)
Required Jurisdictions	7.1(c)
Requisite Stockholder Approval	3.4
Rollover	Recitals
Rollover Agreement	Recitals
Rollover Shares	Recitals
Security Incident	3.16
Special Committee	Recitals
Special Committee Recommendation	Recitals
Specified Transactions	3.29(b)
Support Agreement	Recitals
Surviving Corporation	2.1
Termination Date	8.1(c)
Uncertificated Shares	2.9(d)
Written	1.3(r)
Written Consent	Recitals

1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated, and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein,” “hereunder” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) When used herein, references to “ordinary course” or “ordinary course of business” with respect to the Company will be construed to mean “ordinary course of business, consistent with past practices of the Company, or consistent with the then-current practices in similar circumstances of other companies generally in the industry in which the Company operates.”

(e) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(f) The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(g) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(h) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(i) When reference is made to any party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(j) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such entity.

(k) A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time, and any exhibits, schedules, annexes, statements of work, riders and other documents attached thereto.

(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m) References to days mean calendar days unless otherwise specified. The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following May 18 is June 18 and one month following May 31 is July 1). When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded and if the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(n) The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement and therefore waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(o) No reference in this Agreement to dollar amount thresholds will be deemed to be evidence of a Company Material Adverse Effect or materiality.

(p) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.4 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(q) Documents or other information or materials will be deemed to have been “made available,” “furnished,” “provided” or “delivered” by the Company if such documents, information or materials have been physically or electronically delivered to the relevant Party prior to the date of this Agreement, including by being posted to a virtual data room managed by the Company or the Committee Financial Advisors (including any “clean team room” or similar depository within such virtual data room subject to a limited access group and “clean team” procedures) with respect to the transactions contemplated by this Agreement prior to 8:00 p.m. Eastern Time on the date hereof or filed with or furnished to the SEC and available on EDGAR or EDGAR Next.

(r) References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.

ARTICLE II

THE MERGER

2.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will thereupon cease, and the Company will continue as the surviving corporation of the Merger. The Company, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation.”

2.2 The Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Parent, Merger Sub and the Company will cause the Merger to be consummated pursuant to the DGCL by filing a certificate of merger executed in a customary form as required by and in accordance with the DGCL (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time such filing has been duly filed and accepted by the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger, being referred to herein as the “Effective Time”).

2.3 The Closing. The closing of the Merger (the “Closing”) shall take place by the remote exchange of electronic copies of documents and signatures (including by Electronic Delivery): (a) no later than 9:00 a.m., Eastern time, on the third Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions at the Closing); provided that (i) if any of the conditions set forth in Article VII are not satisfied or waived (to the extent permitted hereunder) on such third Business Day, then the Closing shall take place on the first Business Day thereafter on which all such conditions have been satisfied or waived (to the extent permitted hereunder) and (ii) in no event shall the Closing be required to occur prior to the first Business Day after the Applicable Time; or (b) such other time, location or date as Parent and the Company mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.4 Effect of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) of the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation, and (b) debts, liabilities, obligations and duties of the Company and Merger Sub will become the debts, liabilities, obligations and duties of the Surviving Corporation.

2.5 Certificate of Incorporation and Bylaws.

(a) Surviving Corporation Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of the Company (the “Charter”) as in effect immediately prior to the Effective Time shall be amended and restated in its entirety to read as set forth in Exhibit A attached hereto, and such amended and restated certificate of incorporation will be the certificate of incorporation of the Surviving Corporation until thereafter amended (subject to the provisions of Section 6.7(a)) in accordance with the applicable provisions of the DGCL and such certificate of incorporation.

(b) Surviving Corporation Bylaws. The Parties shall take all actions necessary so that, at the Effective Time, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall become the bylaws of the Surviving Corporation, except that all references to Merger Sub’s name shall be automatically amended and shall become references to the Surviving Corporation’s name and Article IX of the Amended and Restated Bylaws of the Company (the “Bylaws”) shall be replicated therein, and such bylaws shall remain the bylaws of the Surviving Corporation until thereafter amended (subject to the provisions of Section 6.7(a)) in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.

2.6 Directors and Officers.

(a) Directors of the Surviving Corporation. The Parties shall take all actions necessary so that, at the Effective Time, the directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal, in each case in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and applicable Law.

(b) Officers of the Surviving Corporation. The Parties shall take all actions necessary so that, at the Effective Time, the officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Effective Time, each to hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal, in each case in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and applicable Law.

2.7 Effect of Merger on Company Common Stock.

(a) Company Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Buyer Parties, the Company or the holders of any of the following securities, the following will occur:

(i) each share of common stock, par value $0.01 per share, of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will be cancelled and extinguished and will automatically be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation;

(ii) each share of Company Common Stock that is outstanding as of immediately prior to the Effective Time (other than Owned Company Shares or Dissenting Company Shares) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount per share equal to $7.00, without interest thereon (the “Per Share Price”), in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed Certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11); and

(iii) each share of Company Common Stock that is (A) held by the Company as treasury stock or (B) owned by the Buyer Parties or any of the direct or indirect Subsidiaries of the Buyer Parties as of immediately prior to the Effective Time, including the Rollover Shares (each, an “Owned Company Share”), will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

(b) Adjustment to the Per Share Price. The Per Share Price will be adjusted equitably to reflect the effect of any stock split, reverse stock split, or dividend (including any dividend of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, or other similar change with respect to Company Common Stock occurring on or after the date of this Agreement and prior to the Effective Time to provide the holders of Company Common Stock, Company RSUs and Company Options the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.7(b) shall be construed to permit the Company to take any action that would otherwise be prohibited by the terms of this Agreement.

(c) Statutory Rights of Appraisal.

(i) Notwithstanding anything to the contrary set forth in this Agreement, if required by the DGCL (but only to the extent required thereby), all shares of Company Common Stock that are issued and outstanding as of immediately prior to the Effective Time (other than the Owned Company Shares) and held by any Person (or beneficially owned by a “beneficial owner” of shares of Company Common Stock held either in a voting trust or by a nominee on behalf of the beneficial owner) who has neither voted in favor of the Merger nor consented thereto in writing and who is entitled to demand and has properly and validly exercised their statutory rights of appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the DGCL (collectively, the “Dissenting Company Shares”) will not be converted into, or represent the right to receive, the Per Share Price pursuant to this Section 2.7. Holders or beneficial owners of Dissenting Company Shares will be entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL (it being understood and acknowledged that such Dissenting Company Shares shall no longer be outstanding, shall automatically be cancelled and shall cease to exist, and such holder or beneficial owner shall cease to have any rights with respect thereto other than the right to receive the appraised value of such Dissenting Company Shares to the extent afforded by Section 262 of the DGCL), except that all Dissenting Company

Shares held or beneficially owned by any Person who shall have failed to perfect or who shall have effectively withdrawn, waived or lost their rights to appraisal of such Dissenting Company Shares pursuant to Section 262 of the DGCL will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Per Share Price, without interest thereon, upon surrender of the Certificates or Uncertificated Shares that formerly evidenced such shares of Company Common Stock in the manner provided in Section 2.9 (or in the case of a lost, stolen or destroyed Certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11).

(ii) The Company will give Parent (A) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company in respect of Dissenting Company Shares or otherwise asserting any dissenters’ rights or rights of appraisal in respect of Company Common Stock, and (B) the opportunity to participate in and direct all negotiations and Legal Proceedings, at Parent’s sole cost and expense, with respect to any demands for appraisal of Company Common Stock pursuant to the DGCL or otherwise. The Company may not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of Dissenting Company Shares.

2.8 Equity Awards.

(a) Treatment of Company RSUs. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any Company RSU, each award of Company RSUs outstanding immediately prior to the Effective Time shall fully vest, be cancelled, and convert into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the Per Share Price multiplied by (ii) the number of shares of Company Common Stock subject to such award of Company RSUs (the “Company RSU Consideration”).

(b) Treatment of Company Options. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any Company Option, each Company Option, whether vested or unvested, that is outstanding immediately prior to the Effective Time shall fully vest, be cancelled, and convert into the right to receive a lump sum cash payment, without interest, equal to the product of (i) the excess, if any, of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Company Option multiplied by (ii) the number of shares of Company Common Stock subject to such Company Option (the “Company Option Consideration” and together with the Company RSU Consideration, the “Equity Award Consideration”); provided that any such Company Option with respect to which the exercise price subject thereto is equal to or greater than the Per Share Price shall be cancelled for no consideration.

(c) Payment Procedures. Parent shall cause the Surviving Corporation or its Subsidiaries, as applicable, to pay the aggregate Equity Award Consideration owed to all holders of Company RSUs and Company Options pursuant to Section 2.8(a) and Section 2.8(b), respectively, less such amounts as are required to be withheld or deducted under the Code or any other applicable provision of state, local or foreign Tax Law with respect to such payment, no later than the first regularly scheduled payroll date that is at least three Business Days following the Closing Date. Notwithstanding anything to the contrary contained in this Agreement, any payment in respect of any Company RSU that, immediately prior to such cancellation, constitutes “nonqualified deferred compensation” subject to Section 409A of the Code shall be made in compliance with Section 409A of the Code, including on the applicable original settlement date for such Company RSU if required in order to comply with Section 409A of the Code. All amounts required to be paid to such holders of Company RSUs and Company Options pursuant to Section 2.8 shall be less any required withholding pursuant to Section 2.12 and other authorized deductions.

(d) Treatment of Company ESPP. The Company Board (or, if appropriate, the committee administering the Company ESPP) will take all actions reasonably necessary with respect to the Company ESPP to provide that (i) except for the offering periods under the Company ESPP in effect on the date hereof (the “Final Offering

Periods”), no new offering period will commence following the date hereof unless and until this Agreement is terminated; (ii) from and after the date hereof, no new participants will be permitted to participate in the Company ESPP and participants will not be permitted to increase their payroll deductions or purchase elections from those in effect on date of this Agreement; and (iii) reasonable notice will be given to participants describing the treatment of the Company ESPP pursuant to this Section 2.8(d). Through the end of the Final Offering Period(s) the Company ESPP will be administrated in the ordinary course; provided, that, if the Effective Time occurs during one or more of the Final Offering Periods, (x) the final exercise date(s) under the Company ESPP shall be such date as the Company determines in its sole discretion (provided that such date shall be no later than the date that is five days prior to the Effective Time) (the “Final Exercise Date”), and (y) each Company ESPP participant’s accumulated contributions under the Company ESPP shall be used to purchase whole shares of Company Common Stock in accordance with the terms of the Company ESPP as of the Final Exercise Date, which shares of Company Common Stock, to the extent outstanding immediately prior to the Effective Time, shall be cancelled at the Effective Time in exchange for the right to receive the Per Share Price in accordance with Section 2.7. As promptly as practicable following the purchase of shares of Company Common Stock in accordance with the foregoing clauses (i) or (ii), the Company shall return to each participant the funds, if any, that remain in such participant’s account after such purchase.

(e) Further Actions. The Company Board or any applicable committee thereof shall adopt resolutions approving, or take such other actions as may be reasonably necessary or required to effect, (i) the treatment of the Company RSUs and Company Options under Section 2.8(a) and Section 2.8(b), and (ii) effective as of the Effective Time (or in the case of the Company ESPP, the day immediately prior to the Effective Time but contingent on the occurrence of the Closing), the termination of the Company Equity Plans and the Company ESPP, subject to the payment of the Equity Award Consideration as provided in this Section 2.8 and the actions with respect to the Company ESPP contemplated by Section 2.8(d), and shall provide to Parent, prior to the Closing, reasonable evidence of the adoption of the resolutions and completion of such actions.

2.9 Exchange of Certificates and Book-Entry Shares.

(a) Payment Agent. Prior to the Closing, Parent shall (i) select a nationally recognized bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the “Payment Agent”); and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.

(b) Exchange Fund. At or prior to the Closing, Parent shall deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of shares of Company Common Stock pursuant to Section 2.7 (other than Owned Company Shares or Dissenting Company Shares), an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock become entitled pursuant to Section 2.7. Until disbursed in accordance with the terms and conditions of this Agreement, such cash will be invested by the Payment Agent, as directed by Parent or the Surviving Corporation, in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days, (ii) commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or S&P Global Ratings, respectively, or (iii) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1,000,000,000 (based on the most recent financial statements of such bank that are then publicly available) (such cash and any proceeds thereon, the “Exchange Fund”). To the extent that (A) there are any losses with respect to any investments of the Exchange Fund, (B) the Exchange Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7 (including any Dissenting Company Shares losing their status as such), or (C) all or any portion of the Exchange Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7 for any reason, Parent shall, or shall cause the Surviving Corporation to, promptly replace or restore the amount of cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7. Any income from investment of the Exchange Fund will be payable to Parent or the Surviving Corporation, as Parent directs. The Exchange Fund shall not be used for any purpose other than the payment to holders of Company Common Stock as contemplated by Section 2.7.

(c) Payment Procedures for Certificated Shares. Promptly following the Closing (and in any event within three Business Days following the Closing), Parent, Borrower and the Surviving Corporation will cause the Payment Agent to mail to each holder of record (as of immediately prior to the Effective Time) of one or more certificates that immediately prior to the Effective Time represented issued and outstanding shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Certificates”): (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates (or affidavit of loss in lieu thereof) to the Payment Agent); and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Per Share Price payable in respect thereof pursuant to Section 2.7. Upon surrender of Certificates (or submission of an affidavit of loss in lieu thereof) for cancellation to the Payment Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates or effective affidavit of loss in lieu thereof will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock formerly represented by such Certificate or effective affidavit of loss in lieu thereof, by (B) the Per Share Price (subject to Section 2.12), and the Certificates so surrendered (or shares of Company Common Stock represented by an effective affidavit of loss submitted in lieu thereof) will forthwith be cancelled. The Payment Agent will accept such Certificates upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of holders of the Certificates (or an effective affidavit of loss in lieu thereof) on the Per Share Price payable upon the surrender of such Certificates (or an effective affidavit of loss in lieu thereof) pursuant to this Section 2.9(c). Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time to evidence only the right to receive the Per Share Price without interest thereon, payable in respect thereof pursuant to Section 2.7.

(d) Payment Procedures for Uncertificated Shares. Notwithstanding anything to the contrary set forth in this Agreement, no holder of shares of Company Common Stock which are uncertificated and evidenced by way of book-entry in the register of the Company Stockholders immediately prior to the Effective Time (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Uncertificated Shares”) will be required to provide a Certificate or an executed letter of transmittal to the Payment Agent in order to receive the payment that such holder is entitled to receive pursuant to Section 2.7. Promptly following the Closing (and in any event within three Business Days following the Closing), Parent, Borrower and the Surviving Corporation will cause the Payment Agent to pay and deliver to the holders of such Uncertificated Shares an amount in cash equal to the product obtained by multiplying (i) the aggregate number of shares of Company Common Stock represented by such holder’s Uncertificated Shares; by (ii) the Per Share Price (subject to Section 2.12), and the Uncertificated Shares so surrendered will be cancelled. No interest will be paid or accrued for the benefit of holders of Uncertificated Shares on the Per Share Price payable pursuant to this Agreement.

(e) DTC Payment. Prior to the Closing, Parent, Borrower and the Company will cooperate to establish procedures with the Payment Agent and the Depository Trust Company (“DTC”) with the objective that (i) if the Closing occurs at or prior to 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit to DTC or its nominees on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (A) the number of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time, multiplied by (B) the Per Share Price (such amount, the “DTC Payment”), and (ii) if the Closing occurs after 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit the DTC Payment to DTC or its nominees on the first Business Day after the Closing Date.

(f) Transfers of Ownership. If payment of the Per Share Price is to be made to a Person other than the Person in whose name the surrendered Certificate or transferred Uncertificated Share in exchange therefor is registered in the stock transfer books or ledger of the Company, it shall be a condition of payment that (i) the Person requesting such exchange present proper evidence of transfer or such Certificate or Uncertificated Share shall otherwise be in proper form for surrender and transfer, and (ii) the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate or Uncertificated Share surrendered or shall have established to the reasonable satisfaction of Parent that such Tax either has been paid or is not applicable.

(g) No Liability. Notwithstanding anything to the contrary set forth in this Agreement, but subject to applicable Law, none of the Payment Agent, Parent, Borrower the Surviving Corporation or any other Party will be liable to a holder of shares of Company Common Stock, for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(h) Distribution of Exchange Fund to Parent. Any portion of the Exchange Fund that remains undistributed on the date that is one year after the Closing Date will be delivered to Parent (as directed by Parent) upon demand, and any holders of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) that were issued and outstanding immediately prior to the Effective Time who have not theretofore surrendered or transferred their Certificates representing such shares of Company Common Stock for exchange pursuant to this Section 2.9 will thereafter look for payment of the Per Share Price, without interest thereon, payable in respect of the shares of Company Common Stock represented by such Certificates solely to Parent and Borrower (subject to abandoned property, escheat or similar Laws), solely as general creditors thereof, for any claim to the Per Share Price, to which such holders may be entitled pursuant to Section 2.7. Any amounts remaining unclaimed by holders of any such Certificates at such time as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority, will, to the extent permitted by applicable Law, become the property of Parent or the Surviving Corporation (as may be directed by Parent), free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.

2.10 No Further Ownership Rights in Company Common Stock. From and after the Effective Time (a) all shares of Company Common Stock will no longer be outstanding and will automatically be converted or cancelled, as applicable, in accordance with Section 2.7 and cease to exist, and (b) each holder of Certificates or Uncertificated Shares theretofore representing any shares of Company Common Stock will cease to have any rights with respect thereto, except the right to receive the Per Share Price, payable therefor in accordance with Section 2.7, or in the case of Dissenting Company Shares, the rights pursuant to Section 2.7(c). The Per Share Price paid in accordance with the terms of this Article II will be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.9(c)) be cancelled and exchanged as provided in this Article II.

2.11 Lost, Stolen or Destroyed Certificates. Notwithstanding anything to the contrary in Section 2.9, in the event that any Certificates have been lost, stolen or destroyed, the Payment Agent will issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the Per Share Price payable in respect thereof pursuant to Section 2.7 and Section 2.12. Parent or the Payment Agent may, in its reasonable discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such reasonable and customary amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.12 Required Withholding. Each of the Payment Agent, Parent, the Company and the Surviving Corporation, including their respective Affiliates and agents (without duplication), will be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom pursuant to any applicable Laws; provided, that, except in the case of withholding on amounts that constitute compensation under applicable Laws or a failure to deliver the certificate contemplated by Section 6.17, before making any such deduction or withholding, the applicable withholding agent shall use commercially reasonable efforts to give the Person to whom such amounts would otherwise be payable at least five days’ prior written notice of such anticipated deduction or withholding (together with any legal basis thereof) and reasonably consult and cooperate with such Person in good faith to attempt to reduce or eliminate any amounts that would otherwise be deducted or withheld; provided, further, that the Parties agree that the consideration payable or otherwise deliverable pursuant to this Agreement shall not be subject to withholding under Section 1445 of the Code or the Treasury Regulations promulgated thereunder so long as the certificate contemplated by Section 6.17 is delivered to Parent prior to Closing, except to the extent required pursuant to a change in applicable Law after the date of this Agreement. To the extent that such amounts are so deducted or withheld and paid over to the appropriate Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

2.13 No Dividends or Distributions. No dividends or other distributions with respect to the capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificates or Uncertificated Shares.

2.14 Necessary Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company or Merger Sub, then the directors and officers of the Surviving Corporation will take all such lawful and necessary action.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

With respect to any Section of this Article III, except (a) as disclosed in the reports, statements and other documents filed by the Company with the SEC or furnished by the Company to the SEC, in each case, pursuant to the Exchange Act on or after January 1, 2023, and no later than one Business Day prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature) (the “Recent SEC Reports”), or (b) subject to the terms of Section 9.14, as set forth in the disclosure letter delivered by the Company to the Buyer Parties immediately prior to the execution of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to the Buyer Parties as follows:

3.1 Organization; Good Standing.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to have such power or authority has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Charter and the Bylaws, each as amended to the date of this Agreement.

(b) Borrower is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware.

3.2 Corporate Power; Enforceability.

(a) The Company has the requisite corporate power and authority to (i) execute and deliver this Agreement, (ii) perform its obligations hereunder, and (iii) subject to receiving the Requisite Stockholder Approval, consummate the Merger. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, and the consummation of the Merger have been duly authorized and approved by the Company Board, and except for obtaining the Requisite Stockholder Approval and filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no additional corporate actions on the part of the Company are necessary to authorize (x) the execution and delivery of this Agreement by the Company, (y) the performance by the Company of its obligations hereunder, or (z) subject to the receipt of the Requisite Stockholder Approval, the consummation of the Merger. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Buyer Parties, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (A) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally, and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (clauses (A) and (B), collectively, the “Enforceability Limitations”).

(b) Borrower has the requisite corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery of this Agreement by Borrower and the performance by Borrower of its obligations hereunder have been duly authorized and approved by the board of directors of Borrower, and no additional corporate actions on the part of Borrower are necessary to authorize (x) the execution and delivery of this Agreement by Borrower or (y) the performance by Borrower of its obligations hereunder. This Agreement has been duly executed and delivered by Borrower and, assuming the due authorization, execution and delivery by the Buyer Parties, constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to the Enforceability Limitations.

3.3 Special Committee and Company Board Approval; Anti-Takeover Laws.

(a) The Special Committee has unanimously (i) determined that the terms of this Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Unaffiliated Company Stockholders and (ii) made the Special Committee Recommendation. Except as permitted by Section 5.3, none of the foregoing has been withdrawn, rescinded or modified in any way.

(b) The Company Board has, acting upon the Special Committee Recommendation at a meeting attended by each member of the Company Board other than the Recused Directors, by unanimous vote of all directors in attendance, (i) determined that the terms of this Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Company Stockholders (in their capacity as such), (ii) determined that it is in the best interests of the Company Stockholders (in their capacity as such), and declared it advisable, to enter into this Agreement and the other Transaction Documents to which the Company is a party, (iii) approved the execution and delivery by the Company of this Agreement and the other Transaction Documents to which the Company is a party, the performance by the Company of its covenants and other obligations hereunder and thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein, (iv) recommended that the Company Stockholders adopt this Agreement in accordance with the DGCL, upon the terms and subject to the conditions of this Agreement (the recommendation described in clause (iv), the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date of this Agreement, and (v) directed that this Agreement be submitted to the Company Stockholders for their adoption upon the terms and subject to the conditions of this Agreement.

(c) Anti-Takeover Laws. The restrictions on business combinations set forth in Section 203 of the DGCL are inapplicable to the Merger and, assuming that the representations of the Buyer Parties set forth in Section 4.6 and Section 4.10 are true and correct, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in any applicable “anti-takeover” Law will not be applicable to the Merger.

3.4 Requisite Stockholder Approval. Except for the affirmative vote or written consent of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL to adopt this Agreement (collectively, the “Requisite Stockholder Approval”), no other vote of the holders of any class or series of Company Common Stock is necessary pursuant to applicable Law, the Charter or the Bylaws to adopt this Agreement and consummate the Merger. Assuming that the representations of the Buyer Parties set forth in Section 4.6 are true and correct, the effectiveness of the Written Consent will satisfy the Requisite Stockholder Approval.

3.5 Non-Contravention. Assuming that the representations of the Buyer Parties set forth in Section 4.6 and Section 4.10 are true and correct, the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, and the consummation of the Merger do not (a) violate or conflict with any provision of the organizational documents of the Company or any of its Subsidiaries, (b) subject to the receipt of the Consents set forth in Section 3.5 of the Company Disclosure Letter, violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract, (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Merger, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Law applicable to the Company Group or by which any of its properties or assets are bound, or (d) result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of the Company Group, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.6 Requisite Governmental Approvals. No consent, approval, order or authorization of, filing or registration with, or notification to (any of the foregoing, a “Consent”) any Governmental Authority is required on the part of the Company in connection with (a) the execution and delivery of this Agreement by the Company, (b) the performance by the Company of its covenants and obligations pursuant to this Agreement, or (c) the consummation of the Merger, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company Group is qualified to do business, (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including the filing of the Information Statement and Schedule 13E-3 with the SEC and compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of the HSR Act, other Antitrust Laws and FDI Laws, and (iv) such other Consents the failure of which to obtain have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.7 Company Capitalization.

(a) Capital Stock. The authorized capital stock of the Company consists of (i) 1,000,000,000 shares of Company Common Stock and 5,000,000 shares of Company Preferred Stock. As of 5:00 p.m. Eastern Time on February 13, 2026 (such time and date, the “Capitalization Date”), (A) 328,479,065 shares of Company Common Stock were issued and outstanding, (B) 6,172,921 shares of Company Common Stock were held by the Company in treasury and (C) no shares of Company Preferred Stock were issued and outstanding. All outstanding shares of Company Common Stock are validly issued, fully paid, nonassessable and free of any preemptive rights.

(b) Stock Reservation. As of the Capitalization Date, there were outstanding the following (collectively, the “Company Equity Awards”): (i) Company Options to acquire 9,773,355 shares of Company Common Stock having a weighted average exercise price of $6.81 per share and (ii) Company RSUs in respect of 5,325,948 shares of Company Common Stock. The Company has provided to Parent a current, correct and complete list of, as of the Capitalization Date, and with respect to each outstanding Company Equity Award: (i) the name or employee number of the holder thereof, (ii) the grant or issuance date, (iii) the number of shares of Company Common Stock underlying each such outstanding award, (iv) the applicable vesting schedule, (v) the per share exercise price of each Company Option and (vi) the Company Equity Plan under which the award is granted. As of the Capitalization Date, the Company has reserved 7,575,075 shares of Company Common Stock for issuance under the Company ESPP.

(c) Company Securities. Except as set forth in this Section 3.7, as of the Capitalization Date, there were (i) no outstanding shares of capital stock of, or other equity or voting interest in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest (including voting debt) in, the Company, (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for such shares of capital stock of, or other equity or voting interest in, the Company, and (iv) no obligations of the Company to grant, extend or enter into any such option, warrant, right, convertible, exchangeable or exercisable security, or other similar Contract relating to any capital stock of, or other equity or voting interest in, the Company (the items in clauses (i), (ii), (iii) and (iv), collectively with the Company Common Stock, the “Company Securities”), (v) other than the Support Agreement, no voting trusts, proxies or similar Contracts to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company, (vi) except as provided in the Charter or the Bylaws, and other than the Support Agreement, no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound, and (vii) no other obligations by the Company to make any payments based on the price or value of any Company Securities. The Company is not party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Common Stock. The Company does not have a stockholder rights plan in effect.

3.8 Subsidiaries.

(a) Subsidiaries. Section 3.8(a) of the Company Disclosure Letter contains a true, correct and complete list of the name and jurisdiction of organization of each Subsidiary of the Company as of the date hereof. Each Subsidiary of the Company (i) is duly organized, validly existing and in good standing pursuant to the laws of its jurisdiction of organization (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), and (ii) has the requisite corporate (or similar) power and authority to carry on its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to be so organized, validly existing and in good standing has not had, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing has not had, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Capital Stock of Subsidiaries. All of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) has been duly authorized, validly issued and is fully paid and nonassessable, and (ii) is owned, directly or indirectly, by the Company, free and clear of all liens (other than Permitted Liens) and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent such Subsidiary from conducting its business as of the Effective Time in substantially the same manner that such business is conducted on the date of this Agreement.

3.9 Company SEC Reports; Company Information.

(a) From January 1, 2023 to the date of this Agreement, the Company has filed all forms, reports and documents with the SEC that have been required to be filed by it pursuant to applicable Laws (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date (or if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Reports.

(b) The information supplied or to be supplied by the Company for inclusion in the Information Statement and Schedule 13E-3 (excluding any information supplied by Parent, Merger Sub or the Principal Stockholders for inclusion in the Information Statement or Schedule 13E-3) will not, at the time the Information Statement and Schedule 13E-3 is first disseminated to the Company Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q), and (ii) fairly present, in all material respects, the consolidated financial position of the Company Group as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of any financial statements filed on Form 10-Q, to normal year-end adjustments and to any other adjustment described therein).

(b) Disclosure Controls and Procedures. The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures are reasonably designed to ensure that all (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company Group, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company Group are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company Group that could have a material effect on the financial statements. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (A) any “significant deficiency” or “material weakness” (in each case as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board as in effect on the date of this Agreement) in the system of internal control over financial reporting utilized by the Company Group that has not been subsequently remediated; or (B) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company Group.

3.11 No Undisclosed Liabilities. The Company Group has no liabilities of a type that would be required to be reflected or reserved for on a balance sheet prepared in accordance with GAAP, other than liabilities (a) reflected or otherwise reserved against in the consolidated financial statements of the Company Group (including the notes thereto) as of September 30, 2025 (the “Balance Sheet Date”) included in the Company SEC Reports filed prior to the date of this Agreement, (b) arising pursuant to this Agreement or incurred in connection with the transactions contemplated by this Agreement (including the Merger), including expenses related thereto, (c) incurred in the ordinary course of business since the Balance Sheet Date, (d) for performance of obligations under Contracts binding upon any member of the Company Group (other than resulting from a breach thereof), or (e) that have not had, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.12 Absence of Certain Changes. (a) From the Balance Sheet Date through the date of this Agreement, except as contemplated by this Agreement or in connection with the transactions contemplated hereby, the business of the Company Group has been conducted, in all material aspects, in the ordinary course of business, and (b) since the Balance Sheet Date there has not occurred a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as of the date of this Agreement, to or by which the Company Group is a party or is bound, and a copy of each such Material Contract as of the date of this Agreement has been made available to Parent.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid, binding and enforceable on the Company or each such Subsidiary of the Company that is a party thereto and is in full force and effect, subject to the Enforceability Limitations and except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. None of the Company, each of its Subsidiaries party thereto or, to the Knowledge of the Company, any other party thereto is in breach of or default pursuant to any such Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to any Material Contract by the Company Group, or, to the Knowledge of the Company, any other party thereto, except for such breaches and defaults that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.14 Real Property.

(a) Owned Real Property. Section 3.14(a) of the Company Disclosure Letter contains a true, correct and complete list, in all material respects, as of the date of this Agreement, of the street address of each parcel of real property owned by the Company Group (the “Owned Real Property”). The Company or one of its

Subsidiaries has good and marketable title to the Owned Real Property, free and clear of all liens other than Permitted Liens, except to the extent that the failure to have such good and marketable title would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing leases, subleases, licenses or other agreements pursuant to which the Company Group (x) uses or occupies, or has the right to use or occupy, now or in the future, any real property and (y) expended more than $550,000 in the calendar year ended December 31, 2025 (such property, the “Leased Real Property,” and each such lease, sublease, license or other similar agreement, a “Lease”). The Company has made available to Parent true, correct and complete (in all material respects) copies of all Leases. With respect to each Lease and except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or materially and adversely affect the current use by the Company or its Subsidiaries of the Leased Real Property, (i) each Lease (other than any Lease that has expired in accordance with its terms) is valid and binding on the Company or each such Subsidiary of the Company that is a party thereto and is in full force and effect, (ii) to the Knowledge of the Company, there are no disputes with respect to such Lease, (iii) the Company or one of its Subsidiaries has not collaterally assigned or granted any other security interest in such Lease or any interest therein, and (iv) the Company or one of its Subsidiaries has valid leasehold interests in the Leased Real Property and there are no liens (other than Permitted Liens) on the estate or interest created by such Lease.

(c) Condemnation. There are no pending or, to the Knowledge of the Company, threatened appropriation, condemnation, eminent domain or like proceedings relating to the Owned Real Property or, to Knowledge of the Company, the Leased Real Property, except, in either case, to the extent such proceedings would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.15 Intellectual Property.

(a) Section 3.15(a) of the Company Disclosure Letter sets forth each issued patent and patent application, trademark and service mark registration and application, copyright registration and application, and domain name registration, in each case, owned by a member of the Company Group as of the date of this Agreement. The Intellectual Property set forth on Section 3.15(a) of the Company Disclosure Letter is subsisting, and has not been adjudged invalid or unenforceable by any court of competent jurisdiction.

(b) Except as would not have a Company Material Adverse Effect, the Company Group exclusively owns, free and clear of all liens (except for Permitted Liens), or has a valid right to use all Intellectual Property used in connection with the operation of the business of the Company Group as currently conducted. Except as would not have a Company Material Adverse Effect, each Person who has contributed to the development of Intellectual Property for the Company Group that is intended to be owned by the Company Group has assigned ownership of such Intellectual Property to a member of the Company Group, except where ownership thereof vests in a member of the Company Group by operation of Law.

(c) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the operation of the business of the Company Group as currently conducted does not, to the Knowledge of the Company, infringe, misappropriate, or otherwise violate the Intellectual Property of any third Person, (ii) no Legal Proceeding is currently pending against the Company Group alleging that the operation of the business of the Company Group infringes, misappropriates, or otherwise violates the Intellectual Property of any third Person, and (iii) since January 1, 2023, no member of the Company Group has (A) received written notice from any third Person alleging that the operation of the business of the Company Group infringes, misappropriates, or otherwise violates the Intellectual Property of any third Person, or (B) sent to any third Person written notice claiming that such third Person is infringing, misappropriating, or otherwise violating any Intellectual Property owned by a member of the Company Group.

(d) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Group takes commercially reasonable steps to protect the confidentiality of its trade secrets and other material confidential information.

(e) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company Group has implemented and maintains commercially reasonable measures designed to provide monitoring and alerting of material operational problems or issues with the Company IT Systems in the possession or operational control of the Company Group, and (ii) the Company IT Systems have not experienced any outage or disruption since January  1, 2023.

3.16 Data Security and Privacy. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2023, the Company Group (i) has been in compliance with all Privacy Laws, and (ii) takes commercially reasonable steps designed to protect the integrity and security of its Personal Information against unauthorized use, access, disclosure, theft and modification (a “Security Incident”). To the Knowledge of the Company, since January 1, 2023, the Company Group has not (1) experienced any Security Incidents or (2) been involved in any Legal Proceedings related to any violation of any Privacy Laws by the Company Group or any Security Incidents, in each case, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.17 Tax Matters. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) the Company and each of its Subsidiaries has (i) duly filed (or caused to be filed) with the appropriate Governmental Authorities all Tax Returns required to be filed by it prior to the date hereof; and (ii) paid in full all Taxes required to be paid by it, except for those being contested in good faith and for which adequate reserves have been made;

(b) there are no outstanding waivers or extensions regarding the application of the statute of limitations with respect to the assessment or collection of any Taxes or the filing of any Tax Returns of the Company or any of its Subsidiaries that has not since expired;

(c) no deficiency for any Taxes has been asserted or assessed by any Governmental Authority in writing against the Company or any of its Subsidiaries (or has been threatened or proposed in writing), except for deficiencies which have been satisfied by payment, settled or withdrawn and no audits, disputes, investigations, claims, examinations or other proceedings with respect to Taxes of the Company or any of its Subsidiaries are pending (or have been threatened or proposed in writing);

(d) neither the Company nor any of its Subsidiaries has engaged in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4(b)(2);

(e) neither the Company nor any of its Subsidiaries (i) is a party to or bound by, or currently has any liability pursuant to, any Tax sharing, allocation, indemnification or other similar agreement or obligation, other than any such agreement or obligation solely between and among members of the Company Group, or any customary commercial Contract entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes; or (ii) has any liability for the Taxes of any Person other than the Company Group pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-United States Law) or as a transferee or successor;

(f) there are no liens (other than Permitted Liens) for Taxes on any asset of the Company or any of its Subsidiaries; and

(g) neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax-free treatment under Section 355(a)(1)(A) of the Code in the two years prior to the date of this Agreement.

3.18 Employee Plans.

(a) Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date of this Agreement, of all material Employee Plans, other than any employment offer letter or individual independent contractor or consultant agreement that is terminable upon no more than 30 days’ notice without further liability (or such other period provided by applicable Law) and which does not provide any retention, change in control, severance payments or other similar payments or benefits. For purposes of this Agreement, “Employee Plan” shall mean (collectively) (i) all “employee benefit plans” (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and (ii) all other employment, individual consulting, bonus, stock option, stock purchase or other equity-based, post-employment welfare benefit, incentive compensation, profit sharing, savings, retirement, disability, insurance, vacation, deferred compensation, severance, termination, retention, pension, change in control compensation, fringe, welfare or other benefit plans, programs, agreements, contracts, policies or binding arrangements (whether or not in writing), in each case (i) that are sponsored, maintained or contributed to (or required to be contributed to) by any member of the Company Group, (ii) under which any current or former director, officer, employee, consultant or independent contractor (or any dependent or beneficiary thereof) of the Company Group has any present or future right to compensation or benefits from a member of the Company Group or (iii) with respect to which any member of the Company Group has any direct or indirect liability, whether contingent or otherwise, excluding (x) any plan that is required by applicable Law or sponsored or maintained by a Governmental Authority, or (y) any “multiemployer plan” within the meaning of Section 3(37) or Section 4001(a)(3) of ERISA (“Multiemployer Plan”). With respect to each material Employee Plan, to the extent applicable, the Company has made available to Parent true, correct and complete copies of, if applicable, (A) the most recent annual report on Form 5500 required to have been filed with the IRS for such Employee Plan, including all schedules thereto, (B) the most recent determination or opinion letter, if any, from the IRS for any Employee Plan that is intended to qualify pursuant to Section 401(a) of the Code, and (C) the plan and trust documents (and all amendments thereto) and the most recent summary plan descriptions (and all summaries of material modifications).

(b) No member of the Company Group nor any other corporation or trade or business (whether or not incorporated) that would at any relevant time be treated as a single employer with the Company Group pursuant to Section 414 of the Code has, in the last six years, maintained, sponsored contributed to, had any liability in respect of, or has been required to contribute to or currently maintains, sponsors or participates in, contributes to or is required to contribute to or has any liability in respect of: (i) a Multiemployer Plan; (ii) a “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code); (iii) a “defined benefit plan” (as defined in Section 3(35) of ERISA) subject to Section 302 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA; or (iv) a “multiple employer welfare arrangement” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code), including by reason of at any time being treated as a single employer with any other Person under Section 414 of the Code, except, in each case, as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Employee Plan has been established, maintained, funded and administered, in form and operation, in accordance with its terms and in all material respects with all applicable Law, including the applicable provisions of ERISA, the Code (including Section 409A of the Code) and any applicable regulatory guidance issued by any Governmental Authority, (ii) all required contributions, premiums and other payments relating to the Employee Plans have been timely and accurately made, (iii) there are no claims, disputes or Legal Proceedings pending or, to the Knowledge of the Company, threatened with respect to or against any Employee Plan, other than routine claims for benefits, and (iv) no Employee Plan provides, and no member of the Company Group has any obligation to provide for post-employment, post-

ownership, post-service or retiree life insurance, health or other welfare benefits to any person, except (x) as may be required by Section 4980B of the Code or any similar state law, (y) under an employment agreement or severance agreement, plan or policy providing that a member of the Company Group will pay or subsidize COBRA premiums or other post-employment welfare benefits for a terminated employee or the employee’s beneficiaries following such employee’s termination, or (z) through the end of the month in which a termination of employment occurs.

(d) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS as to its qualified status, and, to the Knowledge of the Company, nothing has occurred that could reasonably be expected to adversely affect such Employee Plan’s qualified status.

(e) Except as provided in Section 2.8 or expressly provided in this Agreement, none of the execution and delivery of this Agreement or the consummation of the Merger may, either alone or in conjunction with any other event, (i) result in, or accelerate the time of payment, funding or vesting of, any material compensatory payment (including any forgiveness of Indebtedness, severance, change in control, stay or retention bonus or otherwise) or benefit become due under any Employee Plan or otherwise, (ii) materially increase any compensation or benefits otherwise payable under any Employee Plan or otherwise, or (iii) result in the acceleration of the time of payment or vesting of any material compensation or benefits under any Employee Plan.

(f) No payment or benefit payable in connection with the consummation of the Merger (either alone or in connection with any other event) could reasonably be characterized as a parachute payment within the meaning of Section 280G of the Code. No outstanding Company Option is intended to qualify as an “incentive stock option” under Section 422 of the Code.

3.19 Labor Matters.

(a) Union Activities. As of the date of this Agreement, (i) the Company Group is not a party to any collective bargaining agreement, labor union contract or trade union agreement or other Contract between a member of the Company Group and any labor union, works council or other labor organization (each, a “Collective Bargaining Agreement”), (ii) no Collective Bargaining Agreement is being negotiated by the Company Group and (iii) there is no material unfair labor practice charge, material labor grievance, material labor arbitration, material concerted work stoppage or strike, or other material labor dispute against the Company Group pending or, to the Knowledge of the Company, threatened in writing.

(b) Wage and Hour and Legal Compliance. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Group has, since January 1, 2023, complied in all material respects with applicable Laws with respect to labor and employment (including applicable Laws regarding the payment of wages, immigration (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas), discrimination, harassment and retaliation, whistleblowing, disability rights or benefits, equal opportunity, pay transparency, plant closures and layoffs (including the WARN), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, affirmative action, unemployment insurance, employee health and safety and collective bargaining).

(c) Sexual Harassment. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Group has not received any complaint of sexual harassment or other sexual misconduct against any director or officer of the Company Group since January 1, 2023.

3.20 Permits. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Group holds, to the extent legally required, all permits, licenses, variances, clearances, consents, commissions, franchises, exemptions, orders, accreditations, registrations, certifications, qualifications, exemptions and approvals from Governmental Authorities that are required for the operation of the business of the Company Group as currently conducted (“Permits”). The Company Group complies with the terms of all Permits, and no termination, suspension, modification, revocation or cancellation of any of the Permits is pending or, to the Knowledge of the Company, threatened, except for such noncompliance, suspensions or cancellations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.21 Compliance with Laws. The Company and each of its Subsidiaries is, and since January 1, 2023, has been, in compliance with all applicable Laws, except where the failure to be, or to have been, in compliance with such Laws, (a) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (b)  would not prevent or materially impair the ability of the Company to consummate the Merger.

3.22 Anti-Corruption. In the past five years, no member of the Company Group, nor to the Knowledge of the Company, any director, officer or employee acting on behalf of any member of the Company Group, has directly or indirectly violated any Anti-Corruption Laws.

3.23 Environmental Matters. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company Group is, and since January 1, 2023, has been, in compliance with all applicable Environmental Laws and has obtained and is in compliance with all Environmental Permits, (ii) there are no written claims or notices of violation pending or, to the Knowledge of the Company, threatened against the Company Group alleging violations of or liability under any Environmental Law which remain unresolved, and (iii) to the Knowledge of the Company, the Company Group has not Released any Hazardous Substance at any real property or site in violation of any applicable Environmental Law. The Company has delivered or otherwise made available for inspection complete and correct copies of material studies, audits, assessments, memoranda and investigations regarding compliance with applicable Environmental Laws that are in the possession of the Company Group.

3.24 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no material Legal Proceedings pending or, to the Knowledge of the Company, threatened in writing against the Company Group or, as of the date of this Agreement, against any present or former officer or director of the Company Group in such individual’s capacity as such, except (a) as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (b) as would not prevent or materially impair the ability of the Company to consummate the Merger or to perform in all material respects its covenants and obligations pursuant to this Agreement.

(b) No Orders. None of the Company Group is subject to any Order of any kind or nature that would prevent or materially delay the consummation of the Merger or the ability of the Company to perform in all material respects its covenants and obligations pursuant to this Agreement.

3.25 Insurance. The Company Group has insurance policies covering the Company Group and its employees, properties and assets. As of the date hereof, all such insurance policies are in full force and effect, and no written notice of cancellation has been received with respect to any such insurance policy, except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.26 Related Person Transactions. Except for indemnification, compensation or other employment arrangements in the ordinary course of business, there are no Contracts or transactions between the Company

Group, on the one hand, and any Affiliate thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act that have not been so disclosed.

3.27 Brokers. Except for BofA Securities, Inc. and Centerview Partners LLC (each, a “Committee Financial Advisor”, and collectively, the “Committee Financial Advisors”), there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by, or is authorized to act on behalf of, the Company Group who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission in connection with the Merger.

3.28 Fairness Opinion. The Special Committee has received (i) the written opinion of Centerview Partners LLC to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by Centerview Partners LLC in preparing its opinion, the Per Share Price to be paid to holders of Company Common Stock (other than Owned Company Shares (which, for the avoidance of doubt, includes the Rollover Shares), Dissenting Company Shares and any shares of Company Common Stock held by any affiliate of the Company or Parent) pursuant to this Agreement is fair, from a financial point of view, to such holders, and (ii) the written opinion of BofA Securities, Inc. substantially to the effect that, as of the date of such opinion, and based upon and subject to the various limitations, qualification, assumptions and other matters set forth therein, the Per Share Price to be received in the Merger by the Company Stockholders (other than holders of Owned Company Shares and Dissenting Company Shares) is fair, from a financial point of view, to such holders.

3.29 Company Credit Agreement.

(a) A true, correct and complete copy of the Company Credit Agreement (including all annexes, exhibits, schedules and other attachments thereto) has been made available to Parent.

(b) (i) The incurrence of the Debt Financing contemplated by the Debt Commitment Letter (as in effect on the date of this Agreement) and the distribution of the proceeds of the Debt Financing by the Borrower to permit Parent to make the payments and deposits contemplated by this Agreement constitutes a Limited Condition Transaction (as defined in the Company Credit Agreement) and (ii) as of the date of this Agreement, the Borrower has made an LCT Election (as defined in the Company Credit Agreement) designating the date of this Agreement as the relevant date for purposes of testing the permissibility of such transactions (such transactions, the “Specified Transactions”) under the Company Credit Agreement (including for purposes of determining whether the conditions set forth in Section 2.16(f) of the Company Credit Agreement are satisfied) and has not revoked, withdrawn, terminated or otherwise modified such LCT Election.

(c) As of the date of this Agreement, (i) the most recent Test Period (as defined in the Company Credit Agreement) ended prior to the date of this Agreement is the Test Period ended September 30, 2025 and (ii) the Company has provided Parent with a true and correct calculation of the First Lien Net Leverage Ratio (as defined in the Company Credit Agreement) as of September 30, 2025, prepared in accordance with the Company Credit Agreement.

(d) As of the date of this Agreement, (i) no Event of Default (as defined in the Company Credit Agreement) has occurred and is continuing and (ii) the representations and warranties in the Loan Documents (as defined in the Company Credit Agreement) are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects).

(e) As of the Closing Date, no Specified Event of Default (as defined in the Company Credit Agreement) has occurred and is continuing.

(f) No portion of the amount set forth in clause (a) of the definition of “Available Amount” in the Company Credit Agreement or the amount set forth in Section 7.06(o)(i) of the Company Credit Agreement has been utilized to permit a Restricted Payment or any other applicable transaction under the Company Credit Agreement, such that capacity under such “baskets” remains fully available.

3.30 Exclusivity of Representations and Warranties. The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV or made by the Buyer Parties or Principal Stockholders to the Company in any other Transaction Document: (i) none of the Buyer Parties (or any other Person) makes, has made, or shall be deemed to have made, any representation or warranty, express or implied, at law or in equity, relating to any of the Buyer Parties or their businesses, operations or otherwise in connection with this Agreement or the Merger; (ii) no Person has been authorized by the Buyer Parties or any of their Affiliates or Representatives to make any representation or warranty, express or implied, at law or in equity, relating to the Buyer Parties or any of their businesses or operations or otherwise in connection with this Agreement or the Merger and if made, such representation or warranty must not be relied upon by the Company or its Subsidiaries or any of their respective Affiliates or Representatives (or any other Person) as having been authorized by the Buyer Parties or any of their Affiliates or Representatives (or any other Person); and (iii) the representations and warranties made by the Buyer Parties in this Agreement and the other Transaction Documents are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims reliance on any other or implied representations or warranties.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE BUYER PARTIES

Except as set forth in the disclosure letter delivered by the Buyer Parties immediately prior to the execution of this Agreement (the “Parent Disclosure Letter”), the Buyer Parties each hereby represent and warrant to the Company as follows:

4.1 Organization; Good Standing.

(a) Parent. Parent (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization; and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.

(b) Merger Sub. Merger Sub (i) is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.

(c) Organizational Documents. Parent has made available to the Company true, correct and complete copies of the certificate of incorporation, bylaws and other similar organizational documents of the Buyer Parties, in effect as of the date hereof and immediately prior to the Rollover, each as amended as of immediately prior to the Rollover. No Buyer Party is in violation of its certificate of incorporation, bylaws or other similar organizational documents.

4.2 Power; Enforceability. Each Buyer Party has the requisite power and authority to (a) execute and deliver this Agreement and all of the documents and agreements contemplated hereby; (b) perform its covenants and obligations hereunder; and (c) subject to the effectiveness of the Merger Sub Stockholder Approval (which, by its terms, will be effective immediately following the execution of this Agreement by Merger Sub), consummate the Merger. The execution and delivery of this Agreement by the Buyer Parties, the performance by each Buyer Party of its respective covenants and obligations hereunder and, subject to the effectiveness of the Merger Sub Stockholder Approval, the consummation of the Merger have been duly authorized and approved by all necessary actions on the part of each Buyer Party and no additional actions on the part of any Buyer Party are necessary to authorize (i) the execution and delivery of this Agreement by each Buyer Party; (ii) the performance by each Buyer Party of its respective covenants and obligations hereunder; or (iii) the consummation of the Merger except for the effectiveness of the Merger Sub Stockholder Approval. This Agreement has been duly executed and delivered by each Buyer Party and, assuming the due authorization and execution by the Company, constitutes a legal, valid and binding obligation of each Buyer Party, enforceable against each Buyer Party in accordance with its terms, subject to the Enforceability Limitations.

4.3 Non-Contravention. The execution and delivery of this Agreement by each Buyer Party, the performance by each Buyer Party of its covenants and obligations hereunder, and the consummation of the Merger do not (a) violate or conflict with any provision of the organizational documents of the Buyer Parties; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any Contract to which any Buyer Party is a party or by which the Buyer Parties or any of their properties or assets may be bound; (c) assuming the Consents referred to in Section 4.4 have been obtained, violate or conflict with any Law applicable to the Buyer Parties or by which any of their properties or assets are bound; or (d) result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of the Buyer Parties, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement.

4.4 Requisite Governmental Approvals. No Consent of any Governmental Authority is required on the part of the Buyer Parties or any of their Affiliates in connection with (a) the execution and delivery of this Agreement by each Buyer Party; (b) the performance by each Buyer Party of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Merger, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company Group is qualified to do business; (ii) such filings and approvals as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and Antitrust Laws; and (iv) such other Consents the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement.

4.5 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the Knowledge of Parent or any of its Affiliates, threatened against the Buyer Parties that would, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement.

(b) No Orders. No Buyer Party is subject to any Order of any kind or nature that would reasonably be expected to prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement.

4.6 Ownership of Company Securities. Except for the Company Securities owned by the Principal Stockholders as listed on Section 4.6 of the Parent Disclosure Letter, none of Parent, Merger Sub or their respective Affiliates (including the Principal Stockholders) beneficially owns, directly or indirectly, any Company Securities or has any rights to acquire, directly or indirectly, any Company Securities, in each case other than as a result of the Agreement and the Rollover Agreements. As of the date hereof and as of immediately prior to the consummation of the Rollover, the Principal Stockholders are the sole record and beneficial owners of all of the Company Securities set forth on Section 4.6 of the Parent Disclosure Letter, free and clear of any and all liens and free of any other limitation or restriction (other than pursuant to the Support Agreement), and have, and will have at all times prior to the consummation of the Rollover, the sole right to vote and direct the vote of (including by duly executing and delivering the Written Consent), and to dispose of and direct the disposition of, such Company Securities.

4.7 Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Buyer Parties or any of their Affiliates who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission payable by the Company or its Subsidiaries in connection with the Merger.

4.8 Operations of the Merger Sub. The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. Merger Sub has been formed solely for the purpose of engaging in the Merger, and, prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations, other than in connection with its formation or the transactions contemplated by this Agreement. Parent owns beneficially and of record all of the outstanding capital stock of, and other equity and voting interest in, Merger Sub free and clear of all liens and other encumbrances.

4.9 No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement and the Merger. The adoption of this Agreement by the affirmative vote or consent of Parent, as the sole stockholder of Merger Sub, is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub necessary to approve this Agreement and the Merger.

4.10 Stockholder and Management Arrangements. As of the date of this Agreement, and other than with respect to the Principal Stockholder Rollover Agreements and the Support Agreement, none of the Buyer Parties, any Guarantor or any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder (other than any Principal Stockholder), director, officer, employee or other Affiliate of the Company Group (a) pursuant to which any (i) such stockholder would be entitled to receive consideration of a different amount or nature than the Per Share Price in respect of such holder’s shares of Company Common Stock; (ii) such stockholder has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) such stockholder, director, officer, employee or other Affiliate of the Company Group has agreed to provide, directly or indirectly, equity investment to the Buyer Parties or the Company to finance any portion of the Merger; or (b) relating to (i) this Agreement or the Merger; (ii) the Company; or (iii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Closing (collectively, the “Potential Arrangements”).

4.11 Guarantee. Concurrently with the execution of this Agreement, each Guarantor has delivered to the Company a true, correct and complete copy of the duly executed Guarantee. The Guarantee is in full force and effect and constitutes a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, subject to the Enforceability Limitations. There is no default or breach under the Guarantee by any Guarantor, and no event has occurred that, with or without notice or lapse of time or both, would, or would reasonably be expected to, constitute a default or breach on the part of the any Guarantor pursuant to the Guarantee.

4.12 Financing.

(a) Debt Commitment Letter. Concurrently with the execution and delivery of this Agreement, Parent has delivered to the Company a true, correct and complete copy of the fully executed debt commitment letter, dated as of the date of this Agreement, from the Financing Sources party thereto (together with all annexes, exhibits, schedules and other attachments thereto and as amended or modified from time to time in accordance with its terms and to the extent permitted by Section 6.15, the “Debt Commitment Letter”) and each fully executed fee letter (as amended or modified from time to time in accordance with its terms and to the extent permitted by Section 6.15, the “Debt Fee Letters”) entered into by Parent or any of its Affiliates in connection therewith (such Debt Commitment Letter and each such Debt Fee Letter, collectively, the “Debt Financing Commitment”), pursuant to which the Financing Sources party thereto have committed, on the terms and subject to the conditions set forth therein, to provide the Company with debt financing following the consummation of the Merger in the amounts specified therein for the purposes specified therein (such financing, the “Debt Financing”).

(b) Validity; No Amendments. As of the date of this Agreement, the Debt Financing Commitment is in full force and effect and constitutes a legal, valid and binding obligation of Parent and, to the Knowledge of Parent, each of the other parties party thereto, and is enforceable against Parent and, to the Knowledge of Parent, each of the other parties party thereto in accordance with its terms, in each case, subject only to the Enforceability Limitations. As of the date of this Agreement, (i) the Debt Financing Commitment and the terms thereof have not been amended, supplemented, modified or terminated in any respect, (ii) to the Knowledge of Parent, no such amendment, supplement, modification or termination is contemplated other than an amendment, supplement or modification permitted by Section 6.15, (iii) the commitments under the Debt Financing Commitment have not been withdrawn, terminated, replaced or rescinded in any respect, (iv) assuming (x) the accuracy of the representations and warranties set forth in Article III hereof and (y) the performance of the Company and its Affiliates of their respective obligations under this Agreement, no event has occurred that, with or without notice, lapse of time or both, would constitute a breach or default on the part of Parent or, to the Knowledge of Parent, any other party under the Debt Financing Commitment and (v) Parent has fully paid (or caused to be paid) any and all commitment fees and other amounts that are due and payable on or prior to the date of this Agreement in connection with the Debt Financing. Other than the Debt Financing Commitment and the Company Credit Agreement, there are no Contracts to which any Buyer Party or any of its Affiliates is party relating to the Debt Financing that would permit or result in, or reasonably be expected to permit or result in, a Prohibited Modification.

(c) Sufficiency of Financing. As of the date of this Agreement, assuming (x) the accuracy of the representations and warranties set forth in Article III hereof, (y) the performance of the Company and its Affiliates of their respective obligations under this Agreement and (z) that the Debt Financing is funded in accordance with the Debt Financing Commitment, the proceeds of the Debt Financing (both before and after giving effect to the exercise of any or all applicable “market flex” provisions) will provide funds sufficient in amount for the Buyer Parties to (i) make (or cause to be made) the payment of all amounts required to be paid pursuant to Article II in connection with consummation of the Merger, including, without limitation, the Per Share Price required to be paid pursuant to Section 2.7 and all Equity Award Consideration required to be paid pursuant to Section 2.8; and (ii) pay all fees and expenses required to be paid at or in connection with the Closing by the Buyer Parties in connection with the transactions contemplated hereby and the Debt Financing (the amount sufficient to finance the payments described in clauses (i) and (ii), the “Required Amount”).

(d) Conditions. As of the date of this Agreement, there are no conditions precedent to the obligation of the Financing Sources party to the Debt Commitment Letter to fund the Debt Financing on the Closing Date other than as expressly set forth in the Debt Financing Commitment. As of the date of this Agreement, assuming (x) the accuracy of the representations and warranties set forth in Article III hereof and (y) the performance of the Company and its Affiliates of their respective obligations under this Agreement, no event has occurred and no circumstance exists that, with or without notice or lapse of time or both, would, or would reasonably be expected to, (i) result in any of the conditions precedent to the obligation of the Financing Sources party to the Debt Commitment Letter to fund the Debt Financing to be satisfied by Parent and the satisfaction of which is within the control of Parent not being satisfied, or (ii) otherwise result in any portion of the Debt Financing not being available at the Closing in accordance with the terms of the Debt Financing Commitment. As of the date of this Agreement, no Financing Source party to the Debt Commitment Letter has notified the Buyer Parties of its intention to terminate any of the commitments under the Debt Financing Commitment or not to provide all or any portion of the Debt Financing when and as contemplated by the Debt Financing Commitment. As of the date of this Agreement, assuming (x) the accuracy of the representations and warranties set forth in Article III hereof and (y) the performance of the Company and its Affiliates of their respective obligations under this Agreement, the Buyer Parties do not have any reason to believe that (x) Parent will be unable to satisfy on a timely basis any condition precedent to the obligation of the Financing Sources party to the Debt Commitment Letter to fund the Debt Financing to be satisfied by Parent and the satisfaction of which is within the control of Parent, (y) any condition precedent to the obligation of the Financing Sources party to the Debt Commitment Letter to fund the Debt Financing will not be satisfied at or prior to the Closing, or (z) the full amount of the Debt Financing contemplated to be funded on the Closing Date will not be made available to Parent at or prior to the Closing upon satisfaction of the conditions precedent to the obligation of the Financing Sources party to the Debt Commitment Letter to fund the Debt Financing.

(e) Financing Not a Condition. The Buyer Parties acknowledge and agree that obtaining the Debt Financing is not a condition to the Closing and notwithstanding anything to the contrary set forth in this Agreement, but subject in all respects to Section 9.10, the Buyer Parties’ obligations hereunder are not conditioned in any manner upon Parent obtaining the Debt Financing, or any other financing.

4.13 Solvency. Assuming (x) the accuracy of the representations and warranties set forth in Article III, (y) the performance of the Company and its Affiliates of their respective obligations under this Agreement, and (z) the conditions set forth in Section 7.2 have been satisfied, then as of the Effective Time and immediately after giving effect to the Merger (including the funding of the full amount of the Debt Financing and the payment of all amounts due and payable pursuant to Article II in connection with or as a result of the Merger and all related fees and expenses of Parent, Merger Sub, the Company and their respective Subsidiaries in connection therewith): (a) the amount of the “fair saleable value” of the assets of the Surviving Corporation and its Subsidiaries, on a consolidated basis, will exceed (i) the value of all liabilities of the Surviving Corporation and its Subsidiaries, on a consolidated basis, including a reasonable estimate of contingent and other liabilities, and (ii) the amount that will be required to pay the probable liabilities of the Surviving Corporation and its Subsidiaries, on a consolidated basis, on its existing debts (including a reasonable estimate of contingent liabilities) as such debts become absolute and matured; (b) the Surviving Corporation and its Subsidiaries, on a consolidated basis, will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged; and (c) the Surviving Corporation and its Subsidiaries, on a consolidated basis, will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of the foregoing, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

4.14 Provision of Information. The information supplied or to be supplied by the Buyer Parties and the Principal Stockholders for inclusion in the Information Statement and Schedule 13E-3 will not, at the time the Information Statement and Schedule 13E-3 is first disseminated to the Company Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

4.15 No Other Interests. Neither the Buyer Parties nor any of their respective “associates” or “affiliates” (each as defined in 16 C.F.R. § 801.1(d)) hold 5% or more of the voting securities or non-corporate interests (as “hold,” “voting securities” and “noncorporate interest” are defined under 16 C.F.R. § 801) of any Person that competes with the Company to the extent that any such holdings, individually or in the aggregate, could prevent, impede or delay the expiration or termination of any waiting period under the HSR Act.

4.16 National Security Matters. None of Parent, Merger Sub or any Guarantor is a “foreign person” within the meaning of 31 C.F.R. § 800.224, and the transactions contemplated by this Agreement are accordingly not “covered transactions” within the meaning of 31 C.F.R. § 800.213.

4.17 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. Each Buyer Party, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III:

(i) neither the Company nor any of its Subsidiaries (or any other Person) makes, has made, or shall be deemed to have made, any representation or warranty, express or implied, at law or in equity, relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger;

(ii) no Person has been authorized by the Company Group or any of its Affiliates or Representatives to make any representation or warranty, express or implied, at law or in equity, relating to the Company Group or any of its businesses or operations or otherwise in connection with this Agreement or the Merger, the operation of the Company and its Subsidiaries by the Buyer Parties after the Effective Time in any manner, or the probable success or profitability of the Company and the Subsidiaries after the Effective Time, and if made, such representation or warranty must not be relied upon by the Buyer Parties or any of their respective Affiliates or Representatives as having been authorized by the Company Group or any of its Affiliates or Representatives (or any other Person); and

(iii) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Buyer Parties or any of their respective Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

(b) No Reliance. Each Buyer Party, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:

(i) any representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Buyer Parties or any of their respective Affiliates or Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Merger, in connection with presentations by the Company’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as required or contemplated by this Agreement or required by applicable Law, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) to the extent necessary to comply with the express obligations set forth in any Material Contract in effect on the date of this Agreement or (d) as approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed, and which consent shall be deemed to be granted if Parent does not object in written form in accordance with the notices provisions set forth in Section 9.2 within five Business Days following delivery of the Company’s request for such consent), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this

Agreement pursuant to Article VIII and the Effective Time, the Company will, and will cause each of its Subsidiaries to, conduct its operations in the ordinary course of business in all material respects (including any changes in their respective business practices adopted prior to the date hereof to address and adapt to any epidemic or pandemic or Special Measures, and any change that may be implemented in good faith in response to any epidemic or pandemic or Special Measures to protect the health and safety of the Company’s or its Subsidiaries’ employees) and use commercially reasonable efforts to preserve its business organization intact and maintain existing significant business relationships. Notwithstanding the foregoing, no action by any member of the Company Group expressly permitted by, or failure of any member of the Company Group to take any action expressly prohibited by, Section 5.2 shall be deemed a breach of this Section 5.1.

5.2 Forbearance Covenants. Except (i) as set forth in Section 5.2 of the Company Disclosure Letter, (ii) as approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed, and which consent shall be deemed to be granted if Parent does not object in written form in accordance with the notices provisions set forth in Section 9.2 within five Business Days following delivery of the Company’s request for such consent), (iii) to the extent necessary to comply with the express obligations set forth in any Material Contract in effect on the date of this Agreement or (iv) as required or contemplated by the terms of this Agreement or required by applicable Law, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will not, and will not permit any of its Subsidiaries to:

(a) amend the Charter or the Bylaws or any other comparable organizational document of any member of the Company Group;

(b) make, declare, set aside, establish a record date for or pay any dividend, return of capital or other distribution of profits or assets (whether in cash, stock or property or other combination thereof), other than any dividends, return of capital or other distributions from any wholly owned Subsidiary of the Company either to the Company or any other wholly owned Subsidiaries of the Company;

(c) (i) enter into a Contract that would be a Material Contract if entered into prior to the date hereof, (ii) modify or amend any Material Contract in any material and adverse respect (to the Company Group) or (iii) terminate or waive any material right under any Material Contract, in each case of clauses (i)-(iii), other than in the ordinary course of business or as permitted under Section 5.2(e) or Section 5.2(k);

(d) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, in each case, other than liquidations, dissolutions, mergers, consolidations, restructurings, recapitalizations or other reorganizations which are solely involving or among the Company’s wholly owned Subsidiaries;

(e) issue, sell, encumber, deliver, grant options or rights to purchase or receive, pledge, dispose of or deliver or agree or commit to issue, sell or deliver any Company Securities, except (i) for grants of Company RSUs in the ordinary course of business consistent with past practice to directors of the Company in accordance with the Company’s non-employee director compensation policy in effect on the date hereof, (ii) upon the exercise, vesting or settlement of, Company Options or Company RSUs, in each case outstanding on the date hereof or granted in compliance with this Agreement or (iii) the purchase of Company Common Stock pursuant to the Company ESPP in respect of the Final Offering Period;

(f) except for transactions solely among the Company and its Subsidiaries or solely among the Subsidiaries of the Company, directly or indirectly, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its or its Subsidiaries’ capital stock or other equity or voting interest, other than (i) the acquisitions of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Options in order to pay the exercise price of such Company Options, (ii) the withholding of shares of Company Common Stock to satisfy Tax obligations incurred in connection with the exercise of Company Options and the vesting or settlement of Company RSUs, or (iii) pursuant to the terms and conditions of the Company Equity Plans, the acquisition by the Company of Company Options or Company RSUs in connection with the forfeiture of such awards;

(g) (i) incur or assume any Indebtedness for borrowed money (including any long-term or short-term debt), or issue any debt securities; provided that this clause (g) shall not apply to (A) trade payables, obligations pursuant to business credit cards and liabilities pursuant to or in connection with letters of credit or bank’s acceptances or similar items, in each case, incurred in the ordinary course of business; (B) borrowings under the Company Credit Agreement, except as set forth in Section 5.2(g)(i)(B) of the Company Disclosure Letter; (C) letters of credit or guarantees or credit support provided by the Company or its Subsidiaries in the ordinary course of business; and (D) intercompany loans or advances between or among the Company and its direct or indirect wholly owned Subsidiaries; or (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except with respect to obligations of any direct or indirect wholly owned Subsidiaries of the Company;

(h) make any loans, advances, investments in or capital contributions to any other Person, except for (i) prepayments and deposits paid to suppliers and other business counterparties of the Company or any of its Subsidiaries in the ordinary course of business, (ii) trade credit extended to customers of the Company or any of its Subsidiaries in the ordinary course of business, (iii) advances or other payments among the Company and its wholly owned Subsidiaries and (iv) advances in the ordinary course of business of the Company or its Subsidiaries to employees, officers or directors of the Company or any of its Subsidiaries for out-of-pocket expenses (including, for the avoidance of doubt, advances to directors or officers of the Company or any Company Subsidiary in connection with any advancement obligations in the Charter, Bylaws, similar governing document of any Company Subsidiary, or indemnification agreement between the Company or any Company Subsidiary and such director or officer in effect as of the date hereof);

(i) license, sell, transfer or assign any Intellectual Property material to the business of the Company Group, taken as a whole, other than in the ordinary course of business;

(j) license, sell, transfer, assign, create or incur any lien (other than a Permitted Lien) or otherwise dispose of any material assets, rights or properties (other than any Intellectual Property), other than (i) the sale of goods and services to customers in the ordinary course of business, (ii) the sale or other disposition of immaterial assets or equipment deemed by the Company in its reasonable business judgment to be obsolete, (iii) transactions among the Company and its wholly owned Subsidiaries or among its wholly owned Subsidiaries, (iv) Permitted Liens or (v) in connection with financing transactions permitted by Section 5.2(g);

(k) except as required by an Employee Plan in effect on the date of this Agreement (or adopted hereafter in compliance with this Agreement) or as may be required by applicable Law, (i) enter into, adopt, materially amend or terminate any material Employee Plan, (ii) materially increase the base compensation of any director or employee with the title of vice president or higher, (iii) enter into any change in control, severance, retention or similar agreement with any employee with the title of vice president or higher, other than severance granted with respect to terminations pursuant to subsection (v) below, (iv) accelerate the time of payment or vesting of any material compensation or benefit or in any other way secure material payment becoming due under any Employee Plan, (v) hire or terminate (other than for cause) any employee with the title of vice president or higher, or (vi) grant or forgive any loans to any employee with the title of vice president or higher (other than advances to directors or officers of the Company or any Company Subsidiary in the ordinary course of business or in connection with any advancement obligations in the Charter, Bylaws, similar governing document of any Company Subsidiary, or indemnification agreement between the Company or any Company Subsidiary and such director or officer in effect as of the date hereof);

(l) settle, release, waive or compromise any pending or threatened Legal Proceeding or other claim, except for the settlement of any Legal Proceedings or other claim that is (i) reflected or reserved against in the consolidated financial statements of the Company Group (including the notes thereto) as of the Balance Sheet Date included in the Company SEC Reports filed prior to the date of this Agreement; (ii) for monetary payments of, net of insurance recovery, no more than $5,000,000 in the aggregate; or (iii) with respect to Transaction Litigation in compliance with Section 6.11; provided that, in the case of each of the foregoing clauses (i) and (ii), the settlement or compromise of such Legal Proceeding does not (x) impose any material restriction on the business or operations of the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) or (y) include any injunctive relief, or the admission of wrongdoing, by the Company or any of its Subsidiaries or any of their respective officers or directors;

(m) except as required by GAAP, make any change in accounting principles or methods of financial accounting affecting the reported consolidated assets, liabilities or results of operations of the Company and its Subsidiaries;

(n) (i) make (other than Tax elections made in connection with filing Tax Returns consistent with past practice), change (except in connection with doing business in a new jurisdiction), or revoke any material Tax election; (ii) settle or compromise any audit or other proceeding with respect to any material Tax claim or assessment; (iii) surrender any right to claim a material Tax refund; (iv) request any ruling with respect to material Taxes; (v) change any material Tax accounting period or method; (vi) file any amended material Tax Return; (vii) enter into any closing agreement with respect to material Taxes; (viii) consent to any extension or waiver of the limitation period applicable to any material Taxes; or (ix) enter into a voluntary disclosure or similar agreement with respect to material Taxes;

(o) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404 and would not constitute an Employee Plan, except as permitted under Section 5.2(k);

(p) acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any material portion thereof or material equity interest therein or enter into any Contract that involves a joint venture entity, limited liability company or legal partnership (excluding commercial agreements that do not involve the formation of an entity with any third Person), except for such acquisitions pursuant to Contracts existing as of the date of this Agreement and set forth in Section 5.2(p) of the Company Disclosure Letter; or

(q) enter into, authorize any of, or agree or commit to enter into a Contract to take any of the actions prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No-Solicitation. Subject to the terms of this Section 5.3(a) and Section 5.3(b), during the period commencing upon the execution of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time (the “Interim Period”), the Company shall not, shall cause its Subsidiaries and its and their respective officers and directors not to, and will not instruct, authorize or knowingly permit any of its and their Representatives to, directly or indirectly, (i) solicit or knowingly facilitate or assist, any proposal, offer, inquiry or request that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (ii) furnish to any Person (other than to Parent, Merger Sub and their Representatives) any non-public information relating to the Company Group or afford to any Person (other than Parent, Merger Sub and their Representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Group, in any such case with the intent to induce or to knowingly facilitate or assist an Acquisition Proposal, (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (except, in each case, to notify such Person that the provisions of this Section 5.3(a) prohibit any such discussions or negotiations or to clarify the terms or conditions of the Acquisition Proposal in connection with determining whether the Acquisition Proposal constitutes a Superior Proposal), (iv) approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement entered into in compliance with this Section 5.3, an “Alternative Acquisition Agreement”), or (vi) authorize or commit to do any of the foregoing. Subject to the terms of this Section 5.3(a) and Section 5.3(b), promptly following the execution of this Agreement, the Company shall request in writing, in accordance with the terms of the applicable confidentiality agreement, the return or destruction of all non-public information concerning the Company or its Subsidiaries theretofore furnished to any Person (other than Parent, Merger Sub and their respective Representatives and Affiliates) with whom a confidentiality agreement was entered into on or after January 1, 2025 with respect to an Acquisition Proposal or any of such Person’s Representatives, and shall immediately, and shall cause each of its Subsidiaries and each of its and its Subsidiaries’ respective directors and officers, and use its reasonable best efforts to cause its and their respective other Representatives to immediately, (A) cease any solicitations, discussions, communications or negotiations with, or provision of non-public information with respect to the Company Group to, any Person (other than the Parties and their respective Representatives) in connection with an Acquisition Proposal (or proposals or offers that would reasonably be expected to lead to an Acquisition Proposal) by any such Person, in each case that exists as of the date of this Agreement and (B) terminate all access of any Person (other than the Parties and their respective Representatives) to any electronic data room maintained by the Company or other diligence access with respect to any Acquisition Proposal. During the Interim Period, the Company will not be required to enforce, and will be permitted to waive, any provision of any standstill agreement (I) that prohibits or purports to prohibit a confidential proposal being made to the Company Board or the Special Committee or (II) to the extent that the Special Committee has determined in good faith (after consultation with its outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law.

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in this Agreement, at any time from the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Applicable Time, the Company and the Special Committee may, directly or indirectly through one or more of their Representatives, (i) participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company Group to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Group pursuant to an Acceptable Confidentiality Agreement to any Person or such Person’s Representatives that has made, renewed or delivered to the Company an Acquisition Proposal after the date of this Agreement that did not result from a breach of this Section 5.3, and (ii) otherwise facilitate such Acquisition Proposal or assist such Person (and such Person’s Representatives and financing sources) with such Acquisition Proposal, in each case, with respect to an Acquisition Proposal that the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal; provided that, subject to applicable Law and any applicable “clean team” or similar arrangement, the Company will promptly (x) make available to Parent any non-public information concerning the Company Group that is provided to any such Person or its Representatives that was not previously made available to Parent and (y) provide written notice to Parent of any determination made by the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee pursuant to the foregoing.

(c) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as permitted by Section 5.3(d) or Section 5.3(f), after the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, neither the Company Board nor the Special Committee shall:

(i) (A) withhold, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, the Special Committee Recommendation or the Company Board Recommendation; (B) adopt, approve, recommend or declare advisable an Acquisition Proposal; (C) fail to publicly reaffirm the Special Committee Recommendation or the Company Board Recommendation within 5 Business Days after Parent so requests in writing in connection with the public disclosure by the Company of an Acquisition Proposal (other than of the type referred to in the following clause (D)) by any Person (it being understood that the Company Board and the Special Committee will have no obligation to make such reaffirmation on more than one occasion with respect to any particular Acquisition Proposal; provided, that any amendment to economic or other material terms thereof shall constitute a separate Acquisition Proposal for this purpose); or (D) take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer within 10 Business Days after commencement thereof, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (any action described in clauses (A) through (D), a “Recommendation Change”); provided, however, that none of (1) the factually accurate disclosure by the Company of the receipt of an Acquisition Proposal, (2) the determination by the Special Committee that an Acquisition Proposal constitutes a Superior Proposal or (3) the delivery by the Company to Parent of any notice contemplated by Section 5.3(d) will constitute a Recommendation Change; or

(ii) cause or permit any member of the Company Group to enter into an Alternative Acquisition Agreement.

(d) Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Applicable Time, if the Company has received a bona fide Acquisition Proposal after the date hereof that did not result from a breach of this Section 5.3 and that the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes a Superior Proposal, then the Company Board (acting upon the recommendation of the Special Committee) may authorize and cause the Company to terminate this Agreement to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, provided, that if the Superior Proposal is not a Specified Superior Proposal, the Company Board and the Company may only take such actions if and only if (i) the Company has provided prior written notice to Parent at least four Business Days in advance (the “Notice Period”) to the effect that the Company Board (acting upon the recommendation of the Special Committee) and the Company intend to take the actions described in this Section 5.3(d), which notice shall specify that the Special Committee concluded in good faith that the Acquisition Proposal constitutes a Superior Proposal, the identity of the Person making such Acquisition Proposal, the status of discussions relating to such Acquisition Proposal, the material terms thereof and unredacted copies of all written requests, proposals, offers agreements and other relevant documents (including all financing commitments, and fee letters) relating to such Acquisition Proposal (provided that any such financing commitments and fee letters may be redacted with respect to the fee amounts and specific “market flex” provisions in a customary manner); (ii) prior to effecting such termination, the Special Committee and its Representatives, during the Notice Period, have been available to negotiate with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement and the Debt Commitment Letter that would obviate the need to effect such a termination (including by causing the Acquisition Proposal to cease to constitute a Superior Proposal); provided that, in the event of any material modifications, updates or supplements to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d) with respect to such new written notice (it being understood that the “Notice Period” in respect of such new written notice will be two Business Days and in no event shall any such additional two Business Day Notice Period be deemed to shorten the initial four Business Day Notice Period); (iii) at the end of the applicable Notice Period, the Special Committee concludes in good faith (after taking into account any revisions to the terms and conditions of this Agreement and the Debt Commitment Letter proposed by Parent) that such Acquisition Proposal continues to constitute a Superior Proposal; and (iv) solely in the event of any termination of this Agreement in order to cause or permit the Company to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal which constitutes a Superior Proposal, the Company will have terminated this Agreement pursuant to Section 8.1(f) and complied with its obligation to pay the Company Termination Fee in accordance with Section 8.3(b).

(e) Notice. During the Interim Period, the Company will promptly notify Parent in writing if any Acquisition Proposal is received by the Company Group or any of its Representatives or if any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives with respect to any Acquisition Proposal. Such notice shall include (i) the identity of the Person or “group” or Persons making such offers or proposals; and (ii) a summary of the material terms and conditions of such Acquisition Proposal. Thereafter, the Company shall keep Parent reasonably informed, on a prompt basis, of the status and material terms of any such Acquisition Proposal (including any material modifications, updates or supplements) and the status of any related material discussions or negotiations, including by providing copies of any additional draft agreements relating to, or written proposals containing any material term of any such Acquisition Proposal (provided that any financing commitments and fee letters relating to such Acquisition Proposal may be redacted with respect to the fee amounts and specific “market flex” provisions in a customary manner). Notwithstanding the foregoing, nothing in this Section 5.3(e) shall be deemed to or require the Company to provide Parent with notice or disclosure of facts or information that, by virtue of such notice or disclosure, would cause the Company Group to be in breach of its obligations under confidentiality agreements in effect on the date of this Agreement; provided, that to the extent reasonably practicable, the Company and Parent shall mutually agree on reasonable substitute disclosure arrangements that would not give rise to such breach.

(f) Certain Disclosures. Nothing in this Agreement will prohibit the Company, the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee from: (i) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication by the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act; (ii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (iii) informing any Person of the existence of the provisions contained in this Section 5.3 and in the Rollover Agreements and the Support Agreement, respectively; or (iv) making any disclosure to the Company Stockholders (including regarding the business, financial condition or results of operations of the Company Group) that the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith (after consultation with outside legal counsel) that the failure to make such disclosure would reasonably be expected to be inconsistent with applicable Law, regulation or stock exchange rule or listing agreement, it being understood that any such statement or disclosure made by the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee pursuant to this Section 5.3(f) must be subject to the terms and conditions of this Agreement and will not limit or otherwise affect the obligations of the Company, the Company Board, or the Special Committee and the rights of Parent under this Section 5.3 or Article VIII, it being understood that nothing in the foregoing will be deemed to permit the Company, the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee to effect a Recommendation Change.

(g) Breach by Representatives. The Company agrees that, subject to Section 9.16, any breach of this Section 5.3 by any (i) director or officer of the Company Group or (ii) other Representative of the Company Group acting at the express direction of the Special Committee with respect to the matters contemplated by this

Section 5.3 will be deemed to be a breach of this Section 5.3 by the Company. The Company will not authorize, direct or knowingly permit any Representative of the Company Group to breach this Section 5.3, and upon becoming aware of any breach or threatened breach of this Section 5.3 by any Representative of the Company Group, shall use its reasonable best efforts to stop such breach or threatened breach.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement (subject to any different standard set forth herein with respect to any covenant or obligation), the Buyer Parties, on the one hand, and the Company, on the other hand, shall use their respective reasonable best efforts to (A) take (or cause to be taken) all actions, (B) do (or cause to be done) all things, and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case, as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Merger and the other transactions contemplated by this Agreement, including by:

(i) subject to Section 6.2 with respect to Antitrust Laws and FDI Laws, (1) obtaining all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) making all registrations, declarations and filings with Governmental Authorities, in each case, that are necessary or advisable to consummate the Merger;

(ii) causing the conditions set forth in Article VII to be satisfied; and

(iii) executing and delivering any Contracts and other instruments that are reasonably necessary to consummate the Merger and the other transactions contemplated by this Agreement.

(b) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, the Company Group will not be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), the provision of additional security (including a guarantee), or otherwise make any accommodation, commitment or incur any liability or obligation to any third party, in connection with the Merger, including in connection with obtaining any consent pursuant to any Material Contract, in each case that is not conditioned upon the Closing.

6.2 Filings.

(a) Filing Under the HSR Act and Other Applicable Antitrust Laws and FDI Laws. Each of Parent and Merger Sub, on the one hand, and the Company (and its Subsidiaries, if applicable), on the other hand, shall, to the extent required, (i) file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act within 15 Business Days following the date of this Agreement, and the Company shall request early termination of any applicable waiting period under the HSR Act; and (ii) as promptly as practicable following the date of this Agreement, file such notification filings, forms and submissions, including any draft notifications in jurisdictions requiring pre-notification, with any Governmental Authority as are required by other applicable Antitrust Laws and FDI Laws in connection with the Merger. No Party shall (or shall permit any of its Affiliates, as applicable, to) withdraw its filing, or commit to or agree with any Governmental Authority to stay, toll, or extend, any applicable waiting period or enter into any similar timing agreement, without the prior written consent of the other Parties (not to be unreasonably withheld, conditioned or delayed). Each of Parent and the Company shall (A) cooperate and coordinate with the other in the making of such filings; (B) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (C) supply (or cause to be supplied) any additional information that may be required or reasonably requested by the Governmental Authorities; and (D) use reasonable best efforts to take all actions necessary, proper or advisable to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws or FDI Laws applicable to this Agreement or the Merger; and (2) obtain any required consents pursuant to the HSR Act or any Antitrust Laws or FDI Laws applicable to this Agreement or the Merger, in each case as promptly as practicable and, in any event, prior to the Termination Date. If any Party or Affiliate thereof receives a request for additional information or documentary material from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any other applicable Antitrust Laws or FDI Laws, then such Party will make (or cause to be made), as soon as reasonably practicable and after consultation with the other Parties, an appropriate response in compliance with such request. The Company will be solely responsible for, and will pay (or cause to be paid), all filing fees payable to any Governmental Authority under any Antitrust Law or FDI Law (collectively, “Filing Fees”).

(b) Avoidance of Impediments. Notwithstanding anything to the contrary, Parent and Company agree to use reasonable best efforts to take (and to cause its Affiliates to take) promptly any and all steps reasonably necessary to avoid or eliminate each and every impediment, obtain all consents and make all filings under any Antitrust Laws and FDI Laws that may be required by any foreign or U.S. federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the Parties to consummate the transactions contemplated by this Agreement, including the Merger, as promptly as reasonably practicable, including committing to or effecting, by consent decree, hold separate Orders, trust, or otherwise, the sale or disposition of (or limiting the freedom of action with respect to) such assets or businesses of the Company as are required to be divested in order to avoid the entry of, or to effect the dissolution of or vacate or lift, any Order, that would otherwise have the effect of preventing or materially delaying the consummation of the Merger and the other transactions contemplated by this Agreement as promptly as reasonably practicable. Further, Parent will, and will cause its Affiliates to, use reasonable best efforts take any and all actions necessary in order to ensure that (x) no requirement for any non-action by or Consent or approval of any foreign or U.S. Governmental Authority with respect to any Antitrust Laws or FDI Laws, (y) no decree, judgment, injunction, temporary restraining Order or any other Order in any suit or proceeding with respect to any Antitrust Laws or FDI Laws, and (z) no other matter relating to any Antitrust Laws or FDI Laws, in each case of clauses (x), (y) and (z), would preclude consummation of the Merger by the Termination Date. If any Legal Proceeding is brought challenging any of the transactions contemplated hereby as violative of any Antitrust Laws or FDI Laws, Parent shall, with the Company’s cooperation, contest and defend against (including through appeal) such Legal Proceeding, in order to avoid the entry of, or seek to have vacated, reversed or terminated, any Order (whether temporary, preliminary or permanent) that would restrain, enjoin, prohibit or delay the consummation of the transactions contemplated by this Agreement.

(c) Cooperation.

(i) Each of the Parties will furnish to the other such necessary information and reasonable assistance as the others may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any substantive inquiry from a Governmental Authority, including (i) promptly informing the other party of such inquiry, (ii) consulting in advance before making any substantive presentations or submissions to a Governmental Authority to the extent not prohibited by Law, (iii) giving the other party the opportunity to attend and participate in any substantive meetings or discussions with any Governmental Authority, to the extent not prohibited by such Governmental Authority, and (iv) supplying each other with copies of all material correspondence, filings or communications between any Party and any Governmental Authority with respect to this Agreement.

(ii) The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any notice or other communication received by such Party (and, in the case of Parent, Merger Sub) from any Governmental Authority in connection with this Agreement or the transactions contemplated by this Agreement or from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent.

(d) Other Actions. Parent and Merger Sub shall not enter into or consummate any Contracts or arrangements for an acquisition (by stock purchase, merger, consolidation, purchase of assets, license or otherwise) of any ownership interest, assets or rights in or of any Person that would reasonably be expected to, individually or in the aggregate, prevent or delay the consummation of the Merger, including by (i) imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Authority necessary to consummate the Merger or the expiration or termination of any applicable waiting period; (ii) causing any of the Parties to be required to obtain any additional clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations under any Laws with respect to the Merger or the other transactions contemplated by this Agreement; (iii) materially increasing the risk of any Governmental Authority entering an Order prohibiting the consummation of the Merger; or (iv) materially increasing the risk of not being able to remove any such Order on appeal or otherwise. Notwithstanding anything to the contrary in this Agreement, for all purposes of this Section 6.2, Parent, Merger Sub, and their respective Affiliates shall not be required to take or refrain from taking or agree to any action, non-action, or omission, including any contemplated by this Section 6.2, with respect to any of (x) Parent’s or Merger Sub’s respective Affiliates, (y) the investment funds or investment vehicles affiliated with, or managed or advised by, LGP or its Affiliates or (z) any portfolio company (as such term is commonly understood in the private equity industry) or investment of LGP or any such investment fund or investment vehicle, or interest therein.

6.3 Preparation of Information Statement and Schedule 13E-3.

(a) Information Statement. As promptly as reasonably practicable following the date of this Agreement, the Company (with the assistance and cooperation of the Buyer Parties as reasonably requested by the Company) will prepare and file with the SEC a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act (as amended or supplemented, the “Information Statement”) relating to the Merger and this Agreement containing (i) the information specified in Schedule 14C under the Exchange Act concerning the Written Consent and the Merger, (ii) the notice of action by written consent required by Section 228(e) of the DGCL and (iii) the notice of availability of appraisal rights and related disclosure required by Section 262 of the DGCL. Unless a Recommendation Change has been made in accordance with Section 5.3, the Information Statement shall disclose that the Special Committee made the Special Committee Recommendation and that the Company Board made the Company Board Recommendation.

(b) Schedule 13E-3. The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Information Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13E-3”) relating to the transactions contemplated by this Agreement.

(c) Compliance with SEC and Stock Exchange Requirements. The Company will use its reasonable best efforts to, and will cause its Subsidiaries to use their reasonable best efforts to, cause the Information Statement and the Schedule 13E-3, as to the Company and its Subsidiaries, to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NASDAQ. The Buyer Parties will use their reasonable best efforts to, and will cause their Affiliates, including the Principal Stockholders and Guarantors, to use their reasonable best efforts to, cause the Information Statement and the Schedule 13E-3, as to the Buyer Parties, the Principal Stockholders, the Recused Directors and their Affiliates, to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NASDAQ. The Company will not file the Information Statement or the Schedule 13E-3 with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Parent or its counsel.

(d) Furnishing Information. Each of the Company, on the one hand, and the Buyer Parties, on the other hand, will furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Information Statement and Schedule 13E-3. If at any time prior to the Effective Time any information relating to the Company, the Buyer Parties or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent, on the other hand, that should be set forth in an amendment or supplement to the Information Statement or Schedule 13E-3, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable Law or the SEC or its staff, disseminated to the Company Stockholders.

(e) Consultation Prior to Certain Communications. Subject to any restrictions under applicable Law, the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand, shall provide to the other, promptly after delivery or receipt thereof, copies of all correspondence between such Party or any of its Representatives and the SEC or its staff with respect to the Information Statement or Schedule 13E-3 and may not communicate in writing with the SEC or its staff with respect to the Information Statement or Schedule 13E-3, as the case may be, without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel. The Company and Parent shall provide to the other and their respective outside legal counsel and other Representatives a reasonable opportunity to participate in any material discussions or meetings with the SEC.

(f) Notices. The Company, on the one hand, and each Buyer Party, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for (i) any amendment or revisions to the Information Statement or Schedule 13E-3, as the case may be; (ii) any receipt of comments from the SEC or its staff on the Information Statement or Schedule 13E-3, as the case may be; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith. The Company and the Buyer Parties shall use their reasonable best efforts to respond as promptly as reasonably practicable to any comments of the SEC or its Staff with respect to the Information Statement or the Schedule 13E-3.

(g) Dissemination of Information Statement and Schedule 13E-3. Subject to applicable Law, the Company will use its reasonable best efforts to cause the definitive Information Statement and Schedule 13E-3 to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Information Statement and Schedule 13E-3, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth (10th) day after making the initial filing of the preliminary Information Statement that the SEC will or will not be reviewing the Information Statement or Schedule 13E-3.

6.4 Anti-Takeover Laws. The Company, the Company Board and the Special Committee will (a) take all actions within their power to ensure that no “anti-takeover” statute or similar statute or regulation is or becomes applicable to the Merger; and (b) if any “anti-takeover” statute or similar statute or regulation becomes applicable to the Merger, take all actions within their power to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize or make inapplicable the effect of such statute or regulation on the Merger.

6.5 Access. At all times during the Interim Period, the Company will afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties and books and records of the Company Group, in each case, solely for the purpose of consummating the Merger and at Parent’s sole cost and expense, except that the Company may restrict or otherwise prohibit access to any documents or information (including, in the Company’s sole discretion, pursuant to customary “clean room”, “clean team” or other appropriate procedures) to the extent that (a) any applicable Law or regulation requires the Company Group to restrict or otherwise prohibit access to such documents or information, (b) access to such documents or information would, in the reasonable opinion of Company’s counsel or the Special Committee’s counsel, give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information, (c) such access to a Contract to which the Company Group is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract, (d) such access would result in the disclosure of any trade secrets (including source code) of the Company or any of its Subsidiaries, or (e) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand. Nothing in this Section 6.5 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.5 shall be conducted in a manner that (i) does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or (ii) would damage or destroy any property or assets of the Company or its Subsidiaries. Access shall not be permitted to perform any testing, monitoring, sampling or analysis of any environmental media, including any testing, monitoring, sampling or analysis of soil, groundwater, surface water, building materials, or air or wastewater emissions. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.5. All requests for access pursuant to this Section 6.5 must be directed to the General Counsel of the Company, or another person designated in writing by the Company. Notwithstanding anything in this Section 6.5 to the contrary, nothing in this Section 6.5 shall require the Company to permit any inspection of, or to disclose any information concerning Acquisition Proposals, which shall be governed by Section 5.3 or any information regarding the deliberations of the Company Board or Special Committee with respect to the transactions contemplated hereby or any similar transaction or transactions with any other Person, the entry into this Agreement or any other Transaction Document, or any materials provided to the Company Board or Special Committee in connection therewith.

6.6 Section 16(b) Exemption. The Company will take (and will be permitted to take) all actions reasonably necessary or advisable to cause any dispositions of equity securities of the Company (including derivative securities) in connection with the Merger by each individual who is a director or executive officer of the Company to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

6.7 Directors’ and Officers’ Exculpation, Indemnification and Insurance.

(a) Organizational Documents and Contractual Agreements. From and after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to, and the Surviving Corporation and its Subsidiaries shall, (i) honor and fulfill, in all respects, the obligations of each member of the Company Group pursuant to any indemnification agreements between a member of the Company Group and any of its current or former directors, officers or managers as in effect on the date hereof and (ii) maintain, during the period commencing at the Effective Time and ending on the six (6) year anniversary of the Effective Time, provisions with respect to indemnification, advancement of expenses and exculpation from liability as set forth in the certificates of incorporation, bylaws and other organizational documents of each member of the Company Group as of the date hereof, which provisions shall not be amended, repealed or otherwise modified in any manner that could adversely affect any indemnification, advancement of expenses or exculpation from liability rights thereunder of any individual who is or was a director or officer of any member of the Company Group, except to the extent required by applicable Law.

(b) Indemnification Obligation. Without limiting the generality of the provisions of Section 6.7(a) from and after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to, and the Surviving Corporation and its Subsidiaries shall, indemnify, exculpate and hold harmless, to the fullest extent permitted by applicable Law, each current and former director and officer of the Company (an “Indemnified

Person”) from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any actual or threatened Legal Proceeding or other matter, whether civil, criminal, administrative or investigative, to the extent that such actual or threatened Legal Proceeding or other matter is based on, arising out of or relating to the fact that such Person is or was a director, officer, member, manager or employee of the Company Group or such Person is or was serving, at the request or with the knowledge and consent of the Company Group, as a director, officer, member, manager or fiduciary of any other Person and based on, arising out of or relating to any act, omission, fact, circumstance or other matter occurring or existing on or prior the Effective Time. The Surviving Corporation and its Subsidiaries shall promptly (and in any event no later than sixty (60) days after the submission of invoices) advance such costs, fees and expenses actually and reasonably incurred by or on behalf of the Indemnified Persons to the fullest extent permitted by applicable Law subject to the receipt by the Surviving Corporation of an undertaking by such Indemnified Person to repay the costs, fees and expenses so advanced in the event it is ultimately determined that such Indemnified Person is not entitled to be indemnified therefor.

(c) D&O Insurance. During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect directors’ and officers’ liability, employment practices liability and fiduciary liability insurance covering the Indemnified Persons and the other natural persons insured by the Company Group’s directors’ and officers’ liability, employment practices liability and fiduciary liability insurance in effect as of the Closing (such persons, “Insured Persons” and such insurance the “Current Insurance”) in respect of acts, omissions, facts, circumstances and other matters existing or occurring at or prior to the Effective Time on terms and conditions, including limits and retentions, that are no less favorable, in the aggregate, to the Insured Persons than the Current Insurance; provided, however, that the aggregate annual premium for such insurance shall not exceed 300% of the premium for the Current Insurance (the “Maximum Amount”); provided further, that if such insurance is not available or the aggregate annual premium for such insurance exceeds the Maximum Amount, then the Surviving Corporation shall obtain the most coverage available for a cost not exceeding the Maximum Amount. Without limiting the foregoing, at or prior to the Effective Time, the Company may (subject to the Maximum Amount) obtain directors’ and officers’ liability, employment practices liability and fiduciary liability “tail” (“run-off”) insurance covering the Insured Persons in respect of acts, omissions, facts, circumstances and other matters existing or occurring at or prior to the Effective Time on terms and conditions, including limits and retentions, that are no less favorable, in the aggregate, to the Insured Persons in the aggregate than the Current Insurance.

(d) Third-Party Beneficiaries; No Impairment. The rights of each Indemnified Person and Insured Person under this Section 6.7 (i) shall survive consummation of the transactions contemplated by this Agreement; (ii) from and after the Effective Time are intended to benefit, and shall be enforceable by, each Indemnified Person and Insured Person and their respective heirs, administrators, executors, successors, assigns and representatives (who, from and after the Effective Time, shall be third party beneficiaries of this Section 6.7); and (iii) are in addition to, and not in substitution for, any other rights to indemnification, contribution or insurance that any such Indemnified Person or Insured Person (and their respective heirs, administrators, executors, successors, assigns and representatives) may have by contract (including any indemnification agreement), law, equity or otherwise. Nothing in this Agreement is intended to relieve, or shall be construed as relieving, any insurer of its coverage obligations existing now or in the future. From and after the Effective Time, the obligations set forth in this Section 6.7 may not be terminated, amended or otherwise modified in any manner that could adversely affect the rights of any Indemnified Person or Insured Person without the prior written consent of such affected Indemnified Person or Insured Person.

(e) Successors and Assigns. If Parent, the Surviving Corporation, its Subsidiaries or any of their respective successors or assigns will (i) consolidate with or merge into any other Person and not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfer or convey all or substantially all of its properties and assets to any Person, then, in each case, proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation, its Subsidiaries or any of their respective successors or assigns will assume all of the obligations of Parent, the Surviving Corporation and its Subsidiaries set forth in this Section 6.7.

(f) Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company Group for any of its directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.7 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

6.8 Employee Matters.

(a) Employment; Benefits. As of the Closing, the Surviving Corporation or one of its Subsidiaries will continue to employ the employees of the Company Group as of the Effective Time. From and after the Effective Time until the first anniversary of the Effective Time (or, if earlier, the termination date of an applicable Continuing Employee) (the “Continuation Period”) the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) provide each Continuing Employee (i) base salary (or base wages, as the case may be) that is no less than the base salary (or base wages, as the case may be) provided to such Continuing Employee immediately prior to the Effective Time, (ii) long-term incentive compensation opportunities that are no less favorable than the long-term incentive compensation opportunities provided to such Continuing Employee immediately prior to the Effective Time (provided that Parent may elect to substitute cash incentive compensation opportunities of equivalent value instead of equity compensation opportunities) and (iii) employee benefits that are no less favorable in the aggregate to those provided to such Continuing Employee immediately prior to the Effective Time.

(b) New Plans. To the extent that an Employee Plan or any other employee benefit plan, program, policy or arrangement of Parent, the Surviving Corporation or any of their respective Affiliates (together, the “New Plans”) is made available to any Continuing Employee at or after the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause to be granted to such Continuing Employee credit for service with the Company Group prior to the Effective Time for all purposes, except that (i) such service need not be credited to the extent that it would result in duplication of coverage or benefits and (ii) no service shall be required to be credited for benefit accrual purposes under any plan that provides for defined benefit pension benefits. In addition, and without limiting the generality of the foregoing, Parent shall (or shall cause the Surviving Corporation to) use commercially reasonable efforts to ensure that: (1) each Continuing Employee will be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such plans replaces coverage previously provided under a comparable Employee Plan in which such Continuing Employee participated immediately before the Effective Time; and (2) during the plan year in which the Closing Date occurs, for purposes of each New Plan providing health or welfare benefits to any Continuing Employee, (x) all waiting periods, preexisting condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan shall be waived for such Continuing Employee and his or her covered dependents, and (y) any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year ending on the Closing Date shall be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance, co-pay, offsets and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c) Continuing Obligations. In addition, without limiting the generality of the foregoing or Section 6.8(a), during the Continuation Period, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to, provide severance or termination benefits for each Continuing Employee that are at least equal to what is required under the Company’s severance and termination plans, policies, programs, agreements and arrangements, in each case, as in effect at the Effective Time, including with respect to any payments, benefits or rights arising as a result of the Merger (either alone or in combination with any other event), without any amendment or modification, other than any amendment or modification required to comply with applicable Law or as consented to by the parties thereto.

(d) No Third-Party Rights. The provisions of this Section 6.8 are solely for the benefit of the parties to this Agreement, and no Continuing Employee (including any beneficiary or dependent thereof) or other current or former employee or service provider (including any beneficiary or dependent thereof) of the Company, the Surviving Corporation, Parent or their respective Affiliates shall be regarded for any purpose as a third-party beneficiary of this Agreement, and no provision of this Section 6.8 shall create such rights in any such Persons. Nothing herein shall (i) guarantee employment or engagement for any period of time or preclude the ability of Parent, the Surviving Corporation or any of their respective Affiliates, as applicable, to terminate the employment or engagement of any Continuing Employee or other service provider at any time and for any reason; (ii) require Parent, the Surviving Corporation or any of their respective Affiliates, as applicable, to continue any Employee Plans, or other employee benefit plans or arrangements or prevent the amendment, modification or termination thereof after the Effective Time; or (iii) amend any Employee Plans.

6.9 Obligations of Merger Sub. Prior to Closing, Parent will take all action necessary to cause Merger Sub to perform its obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. After the Closing, Parent will take all action necessary to cause the Surviving Corporation to perform its obligations pursuant to this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

6.10 Public Statements and Disclosure. The initial press release concerning this Agreement and the Merger of the Company, on the one hand, and the Buyer Parties, on the other hand, will each (or, in the case that Parent and the Company hereafter agree to issue a joint press release in lieu thereof, will) be reasonably acceptable to the other Party. Thereafter, the Company, on the one hand, and the Buyer Parties, on the other hand, will consult with the other Parties and give due consideration to reasonable comments from the other Parties before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in any such case to the extent relating to the Merger or the transactions contemplated by this Agreement, except that the Company and Parent will not be obligated to engage in such consultation with respect to communications that are (1) required by applicable Law, regulation or stock exchange rule or listing agreement (in which case, the Company or Parent (as applicable) shall use commercially reasonable efforts to give the other Parties a reasonable opportunity to review and comment and give reasonable and good faith consideration to comments from the other Parties), (2) principally directed to employees, suppliers, customers, partners or vendors so long as such communications are consistent with the previous press releases, public disclosures or public statements made jointly by the Parties (or individually if approved by the other Party), (3) with respect to any Legal Proceeding between the Company or its Affiliates, on the one hand, and the Buyer Parties and their Affiliates, on the other hand, (4) with respect to Parent, communications that are principally directed to any prospective or existing limited partners, equity holders, members, managers and investors of Parent or its Affiliates, so long as such communications are ordinary course communications and disclosures thereto and not materially inconsistent with prior communications previously agreed to by Parent and the Company, and (5) with respect to Parent, customary communications made to the financing sources or prospective Financing Sources in connection with the arrangement, marketing or syndication of the Debt Financing.

6.11 Transaction Litigation. Prior to the Effective Time, the Company will provide Parent with reasonably prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. Prior to the Effective Time, the Company will, to the extent that the attorney-client privilege is not undermined or otherwise adversely affected, (a) provide Parent the opportunity to review and propose comments with respect to all filings, pleadings and responses proposed to be filed or submitted by or on behalf of the Company prior to such filing or submission, and the Company shall consider such comments in good faith, (b) give Parent a reasonable opportunity to review in advance all materials proposed to be delivered by or on behalf of the Company in connection with any discovery or document production with respect to such Transaction Litigation, (c) give Parent the right to participate in the defense, settlement or prosecution of any Transaction Litigation; and (d) reasonably consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company may not compromise or settle, or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.11, “participate” means that the Company shall keep Parent reasonably apprised of the proposed strategy and other significant decisions with respect to any Transaction Litigation (to the extent that the attorney-client privilege is not undermined or otherwise adversely affected), and Parent may offer comments or suggestions with respect to such Transaction Litigation which the Company shall consider in good faith, but Parent shall not be afforded decision-making power or authority except as expressly set forth in this Section 6.11.

6.12 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of NASDAQ to cause (a) the delisting of the Company Common Stock from NASDAQ as promptly as practicable after the Effective Time and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

6.13 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give the Buyer Parties, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of the Buyer Parties and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over its own business and operations.

6.14 [Intentionally Omitted].

6.15 Financing Obligations.

(a) No Amendments to Financing Commitments. Prior to the Closing, Parent shall not, without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), agree to, or permit, any amendment, restatement, amendment and restatement, replacement, supplement, waiver, consent or other modification of the Debt Financing Commitment that would, or would reasonably be expected to, (i) reduce the aggregate amount of the Debt Financing to be funded at the Closing to an amount that is less than the Required Amount, (ii) impose new or additional conditions precedent to the obligation of the Financing Sources party to the Debt Commitment Letter to fund the Debt Financing or expand, amend or modify any of the existing conditions precedent to the obligation of the Financing Sources party to the Debt Commitment Letter to fund the Debt Financing, in each case, in a manner that would reasonably be expected to materially delay, impede or prevent the Closing, (iii) materially and adversely impact the ability of Parent to enforce its rights against the other parties to the Debt Financing Commitment or (iv) adversely affect the ability of the Debt Financing to be incurred as an Incremental Term Facility (as defined in the Company Credit Agreement) (the effects described in clauses (i) through (iv), collectively, the “Prohibited Modifications”); provided, that, notwithstanding the foregoing, Parent may, without the prior written consent of the Company, amend, restate, replace, supplement, waive, consent or otherwise modify any provision of the Debt Commitment Letter to (1) add or appoint additional lenders, lead arrangers, bookrunners, syndication agents or other similar entities that have not executed the Debt Commitment Letter as of the date of this Agreement, provide for the assignment and/or reallocation thereto of a portion of the commitments thereunder (and related economics) and/or grant such parties customary approval rights in connection with such appointments or (2) modify pricing. In the event of any amendment, restatement, amendment and restatement, replacement, supplement, waiver, consent or other modification of the Debt Financing Commitment in accordance with this Section 6.15, (x) Parent shall promptly deliver to the Company copies thereof and (y) references in this Agreement to “Debt Financing Commitment,” (and the other like terms in this Agreement) shall be deemed to refer to the Debt Financing Commitment as so amended, restated, amended and restated, supplemented, replaced, waived or otherwise modified.

(b) Taking of Necessary Actions. As promptly as practicable following the date of this Agreement, Parent shall, and shall cause its applicable Affiliates to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper and advisable to arrange and obtain the Debt Financing on a timely basis and on the terms and conditions described in the Debt Financing Commitment or on such other terms and conditions as may be acceptable to Parent in its sole discretion (provided that agreement to such other terms and conditions would not result in a Prohibited Modification), including using its reasonable best efforts to:

(i) maintain the Debt Financing Commitment in full force and effect in accordance with the terms and subject to the conditions thereof without any Prohibited Modification;

(ii) negotiate, execute and deliver the definitive agreements with respect to the Debt Financing;

(iii) satisfy on a timely basis all conditions precedent to the obligation of the Financing Sources party to the Debt Commitment Letter to fund the Debt Financing that are to be satisfied by Merger Sub and the satisfaction of which is within the control of Merger Sub; and

(iv) in the event that the conditions set forth in Section 7.1 (as it relates to Parent and the Buyer Parties) and Section 7.2 (not including conditions which are to be satisfied by the delivery of documents or taking of any other action at the Closing) and the conditions set forth in the Debt Commitment Letter have been satisfied, or, upon the funding of the Debt Financing, would be satisfied, consummate the Debt Financing on the Closing Date.

As soon as reasonably practicable following receipt of a written request therefor, Parent shall inform the Company in reasonable detail of the status of its efforts to arrange the Debt Financing. Parent shall give the Company prompt written notice (A) after Parent obtains Knowledge of any material violation, breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material violation, breach or default) by any Financing Source party to the Debt Financing Commitment or any termination or expiration of any portion of the Debt Financing Commitment, (B) after Parent obtains Knowledge of any actual or threatened in writing reduction, withdrawal, repudiation or termination of the commitments under the Debt Financing Commitment by any Financing Source or (C) if for any reason Parent has determined in good faith that it will not be able to obtain all or any portion of the Debt Financing at the Closing from the Financing Sources contemplated by the Debt Commitment Letter (any of the foregoing, a “Financing Failure Event”). As soon as reasonably practicable following receipt of a written request therefor, Parent shall provide any information reasonably requested by the Company relating to any circumstance referred to in clauses (A) through (C) of the immediately preceding sentence; provided that in no event shall Parent be required to provide access to or disclose any information where Parent has determined in good faith that such access or disclosure would reasonably be expected to jeopardize attorney-client privilege, attorney work product protections or other applicable legal privilege or similar protection.

(c) Alternative Debt Financing. If all or any portion of the Debt Financing becomes unavailable for any reason, Parent shall promptly (i) notify the Company in writing of such event, (ii) use its reasonable best efforts to arrange to obtain, as promptly as practicable following the occurrence of such event, alternative debt financing from the same or alternative financing sources in an amount that, when added to any portion of the Debt Financing that remains available, is no less than the Required Amount (“Alternative Debt Financing”), and (iii) if applicable, obtain (or cause to obtain) a new financing commitment letter (together with its related term sheets, the “Alternative Debt Financing Commitment”); provided, that, notwithstanding anything herein to the contrary, in no event shall reasonable best efforts require (or be construed to require) that Parent (A) pay any fees or original issue discount in excess of those contemplated by the Debt Financing Commitment (including after giving effect to the “market flex” provisions) as in effect of the date hereof, (B) agree to pricing or other economic terms that are less favorable (taken as a whole) to Parent than those contemplated by the Debt Financing Commitment (including after giving effect to the “market flex” provisions) as in effect of the date hereof or (C) seek equity financing from any Person. In the event Alternative Debt Financing is obtained at or prior to the Closing Date, the term “Debt Financing” as used in this Agreement shall be deemed to include any Alternative Debt Financing, and the term “Debt Financing Commitment” as used in this Agreement shall be deemed to include any Alternative Debt Financing Commitment. Parent shall promptly deliver to the Company true, correct and complete copies of any Alternative Debt Financing Commitments obtained by Parent pursuant to which any alternative financing source shall have committed to provide any portion of any Alternative Debt Financing; provided, that any fee letters delivered in connection therewith may be redacted with respect to fee amounts, “market flex” provisions and other commercially sensitive terms, so long as such redactions do not extend to terms that would permit or result in, or reasonably be expected to permit or result in, a Prohibited Modification.

6.16 Company Credit Agreement; Financing Cooperation.

(a) Company Credit Agreement. Prior to the Effective Time, the Company shall maintain (and shall cause each other member of the Company Group to maintain) the Company Credit Agreement in full force and effect in accordance with the terms and subject to the conditions thereof. The Company shall not (and shall not permit any other member of the Company Group to) revoke, withdraw, terminate or otherwise modify the LCT Election (as defined in the Company Credit Agreement) made on or prior to the date of this Agreement designating the date of this Agreement as the relevant date for purposes of testing the permissibility of the Specified Transactions under the Company Credit Agreement (including for purposes of determining whether the conditions set forth in Section 2.16(f) of the Company Credit Agreement are satisfied). The Company shall not (and shall not permit any other member of the Company Group to), without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), agree to, or permit, any material amendment, restatement, amendment and restatement, replacement, supplement, waiver, consent or other modification of the Company Credit Agreement. The Company shall give Parent prompt written notice (i) after any member of the Company Group obtains Knowledge of any material violation, breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material violation, breach or default) by any party to the Company Credit Agreement or any termination of the Company Credit Agreement or (ii) if any party to the Company Credit Agreement or any Affiliate or agent of such Person alleges in writing that any of the events described in clause (i) has occurred. As soon as reasonably practicable following receipt of a written request therefor, the Company shall provide any information reasonably requested by Parent relating to any circumstance referred to in clauses (i) or (ii) of the immediately preceding sentence; provided that in no event shall the Company be required to provide access to or disclose any information where the Company has determined in good faith that such access or disclosure would reasonably be expected to jeopardize attorney-client privilege, attorney work product protections or other applicable legal privilege or similar protection. Upon being notified or otherwise becoming aware thereof, the Company shall, and shall cause each of its Subsidiaries to, promptly use its and their reasonable best efforts to (in consultation with Parent) cure or otherwise remedy any material violation, breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material violation, breach or default) under the Company Credit Agreement, in each case, prior to the Closing Date.

(b) Cooperation with Debt Financing. Prior to the Effective Time, and in all cases subject to the limitations set forth herein, the Company shall, and shall cause each of its Subsidiaries and use its reasonable best efforts to cause its and their respective Representatives to, provide Parent, at Parent’s sole cost and expense (including all documented out-of-pocket third-party costs incurred by the Company, its Subsidiaries and each of its and their respective Representatives), with such reasonable and customary cooperation as may be reasonably requested by Parent in writing to assist the Buyer Parties in arranging the Debt Financing, which shall include:

(i) causing members of management, with appropriate seniority and expertise, of the Company to participate in a reasonable number of meetings and presentations with actual or prospective lenders, road shows and sessions with rating agencies (which, at the Company’s option, may be attended via teleconference or virtual meeting platforms), in each case, upon reasonable advance notice, during normal business hours and at reasonable times and locations to be mutually agreed;

(ii) in each case following Parent’s reasonable written request, providing reasonable assistance to Parent in the preparation of customary rating agency presentations, bank information memoranda, lender presentations, marketing materials and similar documents (including a version of the marketing materials that does not contain any material non-public information with respect to the Company Group); provided, however, that no member of the Company Group will be required to prepare any projected, forward-looking or pro forma financial statements or other projected, forward-looking or pro forma financial information;

(iii) reasonably cooperating with Parent’s marketing efforts in connection with the Debt Financing, including executing and delivering customary authorization letters and assisting Parent in obtaining (or reaffirming) ratings from any ratings agencies;

(iv) furnishing Parent with the Required Financial Information;

(v) providing reasonable assistance to Parent in the preparation and negotiation of an Incremental Amendment (as defined in the Company Credit Agreement) to evidence the Debt Financing contemplated by the Debt Financing Commitment as in effect on the date of this Agreement and, if applicable, in the preparation and negotiation of one or more credit agreements, guarantees, certificates (including a solvency certificate and any required officer’s certificates) and/or other definitive financing documents (collectively, the “Debt Financing Documents”);

(vi) furnishing Parent with all documentation, certifications and other information about the Company Group as is reasonably requested in writing by Parent and required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, in each case, at least four Business Days prior to the Closing Date if reasonably requested by Parent in writing at least nine Business Days prior to the Closing Date; and

(vii) as promptly as practicable, taking into account the anticipated timing of Closing, updating the financial statements described in the definition of “Required Financial Information” so that such financial statements do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such financial statements or information not misleading in light of the circumstances in which it was made.

(c) Obligations of the Company. Notwithstanding anything to the contrary set forth in this Agreement (including this Section 6.16), nothing in this Agreement (including this Section 6.16) shall require any such cooperation or efforts from any member of the Company Group or any of their respective Representatives prior to the Effective Time to the extent that it would or would reasonably be expected to:

(i) cause any representation, warranty or covenant in, or any other term of, this Agreement to be breached, require any waiver or amendment of any term of this Agreement or cause any condition to Closing set forth in Article VII to fail to be satisfied;

(ii) require any member of the Company Group or any of their respective Representatives to pay any commitment fee or similar fee or agree to pay any other fees or reimburse any expenses or otherwise issue or provide any indemnities in connection with the Debt Financing, in each case, prior to the Closing;

(iii) require any member of the Company Group or any of their respective Representatives to enter into, execute, deliver, approve, modify or perform any agreement, instrument, certificate or other documentation (other than execution and delivery of one or more authorization letters as contemplated by Section 6.16(b));

(iv) unreasonably interfere with the conduct of the business or ongoing commercial operations of any member of the Company Group;

(v) create an obligation to (w) prepare any pro forma financial information, projections or other forward-looking financial information, (x) any financial (or other) information for any member of the Company Group other than the Required Financial Information, (y) change any fiscal period or (z) prepare or provide any information that cannot be produced or provided without unreasonable cost or expense;

(vi) require the Company Group or any of their respective Representatives to adopt any resolutions, execute any consents or otherwise take any corporate or similar action;

(vii) provide access to or disclose any information where the Company has determined in good faith that such access or disclosure would reasonably be expected to jeopardize attorney-client privilege, attorney work product protections or other applicable legal privilege or similar protection;

(viii) take any action that the Company determines in good faith would violate any applicable Laws or would result in a contravention, violation or breach of, or default under, any Material Contract to which any member of the Company Group is party as of the date of this Agreement and which was not entered into in contemplation of limiting the actions required by Section 6.16;

(ix) cause any officers, directors, manager, employees, advisors, accountants, consultants, auditors, agents or other Representatives of the Company Group to incur any personal liability; or

(x) require any member of the Company Group to cause or permit any liens to be placed on any of its property prior to the Effective Time. No member of the Company Group shall be required to be an issuer or obligor with respect to the Debt Financing prior to the Effective Time.

(d) Use of Logos. The Company hereby consents to the reasonable and customary use of its and its Subsidiaries’ logos in connection with the Debt Financing so long as such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company Group in any respect.

(e) Confidentiality. All non-public or other confidential information provided by any member of the Company Group or any of their respective Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent will be permitted to disclose such information to any Financing Sources or prospective financing sources in connection with the arrangement, marketing or syndication of the Debt Financing (and, in each case, to their respective counsel and auditors); provided that the recipients of such information (i) agree to be bound by the Confidentiality Agreement as if parties thereto or (ii) are subject to other customary confidentiality undertakings.

(f) Reimbursement. Promptly upon request by the Company after termination of this Agreement in accordance with Section 8.1 (other than any such termination in accordance with Section 8.1(d)), Parent will reimburse the Company for any documented and reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred or otherwise payable by any member of the Company Group as a result of providing the cooperation contemplated by Section 6.16(b) (excluding any such costs and expenses incurred in connection with preparing the Required Financial Information).

(g) Indemnification. The Company Group and their respective Representatives, and the successors and assigns of each of the foregoing Persons, shall be indemnified and held harmless by Parent and Merger Sub from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with any obligations with respect to the cooperation provided pursuant to this Section 6.16 or any information utilized in connection therewith (collectively, “Losses”) (excluding any costs and expenses incurred or otherwise payable by any member of the Company Group as a result of providing cooperation with the arrangement of the Debt Financing, which shall be reimbursable solely to the extent provided in Section 6.16(f)), in each case, except to the extent such Losses arise as a result of any willful misconduct, gross negligence, bad faith or fraud by any member of the Company Group or any of their respective Representatives. Parent’s obligations pursuant to Section 6.16(f) and this Section 6.16(g) are referred to collectively as the “Reimbursement Obligations.”

(h) No Financing Condition. The Buyer Parties acknowledge and agree that obtaining the Debt Financing is not a condition to the Closing and notwithstanding anything to the contrary set forth in this Agreement, but subject in all respects to the Section 9.10, the Buyer Parties’ obligations hereunder are not conditioned in any manner upon Parent obtaining the Debt Financing, or any other financing.

(i) Deemed No Breach. Notwithstanding anything to the contrary set forth in this Agreement, the Company shall be deemed not to have breached any of its obligations under Section 6.16(b) unless (i) a member of the Company Group committed a Willful and Material Breach of Section 6.16(b), (ii) Parent provided written notice to the Company of such Willful and Material Breach, (iii) such Willful and Material Breach has not been cured within ten days after such notice, and (iv) such Willful and Material Breach directly caused the Debt Financing not to be obtained.

6.17 FIRPTA Certificate. The Company shall deliver to Parent prior to Closing (i) a duly executed certification of the Company, prepared in accordance with Treasury Regulations Sections 1.897-2(g) and (h) and 1.1445-2(c)(3), dated as of the Closing Date, certifying that no interest in the Company is a “United States real property interest” within the meaning of Section 897(c) of the Code, and (ii) a form of notice to the IRS prepared in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2). The Company hereby authorizes Parent and the Surviving Corporation to deliver such certificate and notice to the IRS on behalf of the Company upon the Closing.

6.18 Certain Arrangements. Prior to the Applicable Time, except with respect to the Rollover Agreements, the Support Agreement and the consummation of the transactions contemplated thereby, and employment agreements and other similar arrangements with certain executives of the Company, without the prior written consent of the Special Committee, none of the Buyer Parties, any Guarantor or any of their respective Affiliates shall enter into, negotiate or discuss any Potential Arrangements with any stockholder (other than any Principal Stockholder), director, officer, employee or other Affiliate of the Company Group. The Rollover Agreements shall not limit, restrict, restrain, or otherwise impair in any manner the ability of any Management Rollover Participant prior to Closing to (i) exercise his or her day-to-day responsibilities as a director, officer or employee of the Company or (ii) take or omit to take any action permitted under this Agreement, including Section 5.3 of this Agreement.

ARTICLE VII

CONDITIONS TO THE MERGER

7.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law and except with respect to Section 7.1(a), which will not be waivable) of each of the following conditions:

(a) Requisite Stockholder Approval. The Company will have received the Requisite Stockholder Approval.

(b) Information Statement. The Information Statement shall have been mailed to the Company Stockholders at least 20 calendar days prior to the Closing Date and the consummation of the Merger shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act).

(c) Antitrust and FDI Laws. Any waiting period (and any extensions thereof pursuant to an agreement with a Governmental Authority entered into in accordance with this Agreement) applicable to the Merger pursuant to the HSR Act shall have expired or been terminated, and any clearance or affirmative approval applicable to the Merger under each of the Antitrust Laws and FDI Laws set forth in Section 7.1(c) of the Company Disclosure Letter (together with the United States, the “Required Jurisdictions”) shall have been obtained and any mandatory waiting period related thereto shall have expired or otherwise been terminated.

(d) No Prohibitive Laws or Injunctions. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered after the date of this Agreement any Law or Order that is in effect that prohibits, makes illegal, or enjoins the consummation of the Merger.

7.2 Conditions to the Obligations of the Buyer Parties. The obligations of the Buyer Parties to consummate the Merger will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by Parent:

(a) Representations and Warranties.

(i) Other than the representations and warranties listed in Section 7.2(a)(ii), Section 7.2(a)(iii) and Section 7.2(a)(iv), the representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except, in each case, for such failures to be true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(ii) (x) The representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, and Section 3.29(a) that (A) are not qualified by Company Material Adverse Effect or other materiality qualification shall be true and correct in all material respects as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date); and (B) are qualified by Company Material Adverse Effect or other materiality qualifications shall be true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifications) as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date) and (y) the representations and warranties set forth in Section 3.29(c)(ii) shall be true and correct in all respects as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date) except, in each case, for such failures to be true and correct that do not result in the Borrower being unable to (x) incur the Debt Financing contemplated by the Debt Commitment Letter (as in effect on the date of this Agreement) as an Incremental Term Facility (as defined in the Company Credit Agreement) or (y) distribute the proceeds of the Debt Financing to permit Parent to make the payments and deposits contemplated by this Agreement, in the case of each of clauses (x) and (y), on the Closing Date in compliance with the Company Credit Agreement as in effect on the date hereof.

(iii) (x) The representations and warranties set forth in Section 3.7(a), the first sentence of Section 3.7(b) and the first and third sentences of Section 3.7(c) shall be true and correct in all respects (other than inaccuracies de minimis in nature and amount relative to the total fully-diluted equity capitalization of the Company) as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be so true and correct (other than inaccuracies de minimis in nature and amount relative to the total fully-diluted equity capitalization of the Company) as of such earlier date) and

(y) the representations and warranties set forth in Section 3.27 and Section 3.29 (other than Section 3.29(a) and Section 3.29(c)(ii)) shall be true and correct in all respects (other than inaccuracies de minimis in nature and amount) as of the Closing as if made at and as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be so true and correct (other than inaccuracies de minimis in nature and amount) as of such earlier date).

(iv) The representation and warranty set forth in Section 3.12(b) shall be true and correct in all respects as of the Closing as if made at and as of the Closing.

(b) Performance of Obligations of the Company. The Company shall have performed and complied with in all material respects all covenants and obligations in this Agreement required to be performed and complied with by it at or prior to the Closing.

(c) Officer’s Certificate. The Buyer Parties shall have received at the Closing a certificate of the Company, validly executed for and on behalf of the Company and in the name of the Company by a duly authorized executive officer thereof, certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

7.3 Conditions to the Obligations of the Company to Effect the Merger. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of the Buyer Parties set forth in this Agreement shall be true and correct as of the Closing as if made at and as of the Closing, except for (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective obligations pursuant to this Agreement; and (ii) those representations and warranties that address matters only as of a particular date, which representations will have been true and correct as of such particular date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective obligations pursuant to this Agreement.

(b) Performance of Obligations of the Buyer Parties. The Buyer Parties shall have performed and complied with in all material respects all covenants and obligations in this Agreement required to be performed and complied with by the Buyer Parties at or prior to the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate of the Buyer Parties, validly executed for and on behalf of the Buyer Parties and in the respective names of the Buyer Parties by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. This Agreement may be validly terminated, whether prior to or after the receipt of the Requisite Stockholder Approval or adoption of this Agreement by Parent as sole stockholder of Merger Sub, only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Effective Time by mutual written agreement of Parent and the Company;

(b) by either Parent or the Company, at any time prior to the Effective Time if any Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order that permanently enjoins or otherwise permanently prohibits the consummation of the Merger and, if applicable, such Order has become final and non-appealable, except that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party (treating Parent and Merger Sub as one party for this purpose) whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the issuance of such Order;

(c) by either Parent or the Company, at any time prior to the Effective Time if the Closing has not occurred by 11:59 p.m., Eastern time, on June 18, 2026 or such later time and date as is agreed to in writing by Parent and the Company (the “Termination Date”), except that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to any Party (treating Parent and Merger Sub as one party for this purpose) whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure of the Closing to have occurred prior to the Termination Date;

(d) by Parent, at any time prior to the Effective Time, if the Company has breached or failed to perform or there is any inaccuracy of any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach, failure to perform or inaccuracy would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b), provided that (i) if such breach, failure to perform or inaccuracy is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(d) prior to the delivery by Parent to the Company of written notice of such breach, failure to perform or inaccuracy delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(d) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach, failure to perform or inaccuracy has been cured prior to such termination, and (ii) the right to terminate this Agreement pursuant to this Section 8.1(d) will not be available to Parent if it or Merger Sub is then in breach of any provision of this Agreement which breach would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(e) by the Company, at any time prior to the Effective Time, if Parent or Merger Sub has breached or failed to perform or there is any inaccuracy of any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach, failure to perform or inaccuracy would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b); provided that (i) if such breach, failure to perform or inaccuracy is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) prior to the delivery by the Company to Parent of written notice of such breach, failure to perform or inaccuracy delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach, failure to perform or inaccuracy has been cured prior to such termination, and (ii) the right to terminate this Agreement pursuant to this Section 8.1(e) will not be available to the Company if it is then in breach of any provision of this Agreement which breach would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b);

(f) by the Company, at any time prior to Applicable Time, in order to substantially concurrently enter into an Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with Section 5.3 with respect to such Superior Proposal; provided that concurrently with such termination the Company pays the Company Termination Fee due to Parent in accordance with Section 8.3(b); or

(g) by the Company, at any time prior to the Effective Time if (i) all of the conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions at the Closing) have been and continue to be satisfied or waived, (ii) on or after the date the Closing should have occurred pursuant to Section 2.3, the Company has delivered irrevocable written notice to Parent that all of the conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions at the Closing) have been satisfied or waived and the Company is ready, willing and able to consummate the Closing, and (iii) Parent fails to consummate the Closing within three Business Days following the date the Closing should have occurred pursuant to Section 2.3.

8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver written notice thereof to the other Parties specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) Effect of Termination. Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any partner, member, manager, stockholder, director, officer, employee, Affiliate, agent or other representative of such Party) to the other Parties, as applicable, except that Section 4.17, the antepenultimate sentence of Section 6.5, Section 6.10, Section 6.16(f), Section 6.16(g), this Section 8.2, Section 8.3 and Article IX (and all relevant definitions) will each survive the termination of this Agreement in accordance with their respective terms. Notwithstanding the foregoing but subject to Section 8.3(g), nothing in this Agreement will relieve any Party from any liability for any Willful and Material Breach of this Agreement by such Party prior to or in connection with the termination of this Agreement. In addition to the foregoing, neither the execution nor the termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement or the Guarantee, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

8.3 Fees and Expenses.

(a) General. Except as otherwise expressly set forth in this Agreement, including Section 6.2, Section 6.5, Section 6.16, and this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Merger shall be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. Parent or the Surviving Corporation shall be responsible for all fees and expenses of the Payment Agent. Subject to Section 2.9(f), Parent shall pay or cause to be paid (including by the Surviving Corporation) all transfer, stamp, documentary, sales, use, real property transfer, recording, stock transfer and other similar Taxes and fees (including any penalties and interest) imposed on the Company and its Subsidiaries arising out of or in connection with entering into this Agreement and the consummation of the Merger.

(b) Company Termination Fee.

(i) If this Agreement is validly terminated by the Company pursuant to Section 8.1(f), then the Company shall prior to or concurrently with such termination pay or cause to be paid to Parent (or its designee(s)) the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

(ii) If (A) this Agreement is validly terminated pursuant to Section 8.1(d); (B) at the time of such termination, the conditions set forth in Section 7.3(a) and Section 7.3(b) would be satisfied if the date of such termination was the Closing Date; (C) following the execution and delivery of this Agreement and prior to the termination of this Agreement pursuant to Section 8.1(d) an Acquisition Proposal (other than from the Buyer Parties) for an Acquisition Transaction has been publicly announced or publicly disclosed and not withdrawn; and (D) within twelve months following the termination of this Agreement pursuant to

Section 8.1(d), the Company (x) consummates an Acquisition Transaction with respect to such Acquisition Proposal or (y) enters into an Alternative Acquisition Agreement with respect to such Acquisition Proposal and such Acquisition Transaction is later consummated, then the Company will, concurrently with the consummation of such Acquisition Transaction, pay or cause to be paid to Parent (or its designee(s)) the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent. For purposes of Section 8.3(b)(ii)(D), all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%”.

(c) Parent Termination Fee. If this Agreement is validly terminated pursuant to (i) Section 8.1(e), (ii) Section 8.1(g), (iii) Section 8.1(b) at a time when the Company had the right to terminate this Agreement pursuant to Section 8.1(e) or Section 8.1(g), or (iv) Section 8.1(c) at a time when the Company had the right to terminate this Agreement pursuant to Section 8.1(e) or Section 8.1(g), then Parent shall promptly (and, in any event, within five Business Days) following such termination pay, or cause to be paid, to the Company an amount equal to $51,750,000 (the “Parent Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by the Company.

(d) Single Payment Only. The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee, or Parent be required to pay the Parent Termination Fee, on more than one occasion, whether or not the Company Termination Fee or the Parent Termination Fee, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.

(e) Filing Fee Reimbursement. Notwithstanding anything to the contrary set forth in this Agreement, if this Agreement is validly terminated, then Parent shall promptly (and, in any event, within five Business Days) following such termination pay, or cause to be paid, to the Company, by wire transfer of immediately available funds to an account or accounts designated in writing by the Company, an amount equal to the aggregate Filing Fees paid by the Company pursuant to Section 6.2(a) prior to such termination.

(f) Payments; Default. The Parties acknowledge that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement and that without these agreements, the Parties would not enter into this Agreement. Accordingly, if the Company or Parent fails to promptly pay any amount due pursuant to Section 8.3(b), Section 8.3(c) or Section 8.3(e) (as applicable) and, in order to obtain such payment, Parent or the Company, as applicable, commences a Legal Proceeding that results in a judgment against the Company or Parent, as applicable, for the amount set forth in Section 8.3(b), Section 8.3(c) or Section 8.3(e), or any portion thereof, the Company or Parent, as applicable, shall pay to Parent or the Company, as applicable, its reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees) incurred in connection with such Legal Proceeding, together with interest on such amount set forth in Section 8.3(b), Section 8.3(c) or Section 8.3(e), or any portion thereof, at the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received (but excluding the date of actual payment), or a lesser rate that is the maximum permitted by applicable Law. Any amounts payable pursuant to this Section 8.3(f) shall be paid to the Company or Parent (or Parent’s designee(s)), as the case may be, by wire transfer of immediately available funds.

(g) Sole Remedy.

(i) The receipt of the Company Termination Fee, to the extent owed in accordance with Section 8.3(b), the receipt of payments made by the Company in accordance with Section 8.3(f), to the extent owed, and Parent’s right to specific performance pursuant to Section 9.10 will be the sole and exclusive remedies of the Buyer Parties and each of their respective Affiliates against (A) the Company, its Subsidiaries and each of their respective Affiliates and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (collectively, the “Company Related Parties”) in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby. Upon payment of the Company Termination Fee, if payable hereunder, none of the Company Related Parties will have any further liability or obligation to any Buyer Party relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Buyer Parties and their Subsidiaries may be entitled to remedies with respect to, the matters set forth in the first sentence of this Section 8.3(g)(i)). The Buyer Parties may pursue a grant of specific performance of the type contemplated by Section 9.10(b), but under no circumstances shall any Buyer Party be permitted or entitled to receive both a grant of specific performance of the type contemplated by Section 9.10(b) and the payment of the Company Termination Fee.

(ii) (A) The Company’s receipt of the Parent Termination Fee, to the extent owed in accordance with Section 8.3(c) (including the Company’s right to enforce the Guarantee with respect thereto), (B) the Company’s receipt of payments by Parent in accordance with Section 8.3(e) and Section 8.3(f), to the extent owed, (C) the Company’s right to enforce its rights under the Reimbursement Obligations, (D) the Company’s right to enforce its rights under the Confidentiality Agreement and (E) the Company’s right to specific performance pursuant to Section 9.10, the Guarantee and the Support Agreement will be the sole and exclusive remedies of the Company and its Affiliates against (x) the Buyer Parties and each of their respective Affiliates, (y) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Buyer Parties, each of their respective Subsidiaries and each of their respective Affiliates (collectively, the “Parent Related Parties”) and (z) the Financing Sources in respect of this Agreement, any agreement executed in connection herewith (including the Debt Financing Commitments) and the transactions contemplated hereby and thereby. Upon payment of the Parent Termination Fee, if payable hereunder, none of the Parent Related Parties or Financing Sources will have any further liability or obligation to the Company relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the matters set forth in this Section 8.3(g)(ii)(A)-(E)). The Company may pursue a grant of specific performance of the type contemplated by Section 9.10(b), but under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance of the type contemplated by Section 9.10(b) and the payment of the Parent Termination Fee.

8.4 Liability of Financing Sources. None of the Financing Sources will have any liability to the Company, the Company Group or any of their respective Affiliates or their and their Affiliates’ Representatives (other than Parent and Merger Sub) relating to or arising out of this Agreement, the Debt Financing or otherwise, whether at law or equity, in contract, in tort or otherwise, and none of the Company, the Company Group, any of their respective Affiliates nor their and their Affiliates’ Representatives (other than Parent and Merger Sub) will (i) have any rights or claims against any of the Financing Sources hereunder or thereunder and (ii) commence (and if commenced, will dismiss or otherwise terminate (to the extent within such Company or its Affiliates’ control)) or assist any action, arbitration, audit, hearing investigation, litigation, petition, grievance, complaint, suit or proceeding against any Financing Source in connection with this Agreement, the Debt Financing, the Debt Commitment Letter or the transactions contemplated thereby and the Company, on behalf of itself and the Company Group and their respective Affiliates and Representatives (other than Parent and Merger Sub) hereby waives any rights or claims against any Financing Source in connection this Agreement, the Debt Financing, any Contract relating to the Debt Financing or otherwise; provided that nothing in this Section 8.4 shall in any way limit or modify (x) the rights of the Company and its Affiliates from and after the Effective Time under any Debt Financing Commitment or the Debt Financing Documents executed in connection with the Debt Financing to the extent the Company or any of its Affiliates are party thereto or express third-party beneficiaries thereunder and

(y) the rights of Parent and Merger Sub pursuant to or in connection with the Debt Financing Commitment or any Contract relating to the Debt Financing.

ARTICLE IX

GENERAL PROVISIONS

9.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company and the Buyer Parties contained in this Agreement or in any certificate or other document delivered pursuant to this Agreement will terminate at the Effective Time, except that any covenants that by their terms are to be performed at or after the Effective Time will survive the Effective Time in accordance with their respective terms.

9.2 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by hand or by email transmission (provided that no “bounce back” or similar message of non-delivery is received with respect thereto), in each case to the intended recipient as set forth below:

(a)	if to the Buyer Parties to:

MCW Parent, LP

c/o Leonard Green & Partners, L.P.

11111 Santa Monica Boulevard, Suite 2000

Los Angeles, CA 90025

Attention: Jonathan Seiffer; Joshua Farran

Email: [***]

with a copy (which will not constitute notice) to:

Simpson Thacher & Bartlett LLP

1999 Avenue of the Stars, 29th Floor

Los Angeles, CA 90067

Attention: Gregory B. Klein; Michael W. Kaplan

Email: gregory.klein@stblaw.com; michael.kaplan@stblaw.com

(b)	if to the Company (prior to the Effective Time) to:

Mister Car Wash, Inc.

222 E. 5th Street

Tucson, Arizona 85705

Attention: John Lai; Michelle Krall

Email: [***]

with a copy (which will not constitute notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, New York 10020

Attention: Paul Kukish; Andrew Elken; Kyle Adams

Email: Paul.Kukish@lw.com; Andrew.Elken@lw.com;

Kyle.Adams@lw.com

and a copy (which will not constitute notice) to:

Morris, Nichols, Arsht & Tunnell LLP

1201 North Market Street

P.O. Box 1347

Wilmington, DE 19899-1347

Attention: Eric Klinger-Wilensky; Patricia Vella

Email: ekwilensky@morrisnichols.com; pvella@morrisnichols.com

Any notice received by email at the addressee’s email address or otherwise at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or email address through a notice given in accordance with this Section 9.2, except that notice of any change to the address, email address or any of the other details specified in or pursuant to this Section 9.2 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice or (B) that is one Business Day after such notice would otherwise be deemed to have been received pursuant to this Section  9.2.

9.3 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Buyer Parties and the Company (pursuant to authorized action by the Special Committee or, if required under applicable Law, the Company Board (acting upon the recommendation of the Special Committee)), except that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without such approval. Notwithstanding anything to the contrary contained in this Agreement, Section 8.3(c), Section 8.4, this Section 9.3, Section 9.8, Section 9.12(b) and Section 9.13 may not be amended or modified in whole or in part in a manner adverse to any Financing Source without the written consent of the Financing Sources.

9.4 Extension; Waiver. At any time and from time to time prior to the Effective Time, (i) any Party may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein (it being understood that Parent and Merger Sub shall be deemed a single Party for purposes of this Section 9.4). Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any failure or delay in exercising any right, power or privilege pursuant to this Agreement will not constitute a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law or in equity (except to the extent expressly provided otherwise in this Agreement).

9.5 Assignment. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties, except that the Buyer Parties will have the right to assign all or any portion of their respective rights pursuant to this Agreement from and after the Effective Time, with prior written notice to the Company, (a) to any of their respective Affiliates or (b) to any Financing Source pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing, in each case, so long as the Buyer Parties remain primarily liable for their respective obligations set forth herein. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 9.5 is null and void.

9.6 Confidentiality. The Buyer Parties and the Company hereby acknowledge that LGP and the Company have previously executed that certain Confidentiality Agreement, dated as of January 9, 2026 (the “Confidentiality Agreement”), which will continue in full force and effect in accordance with its terms. Each of the Buyer Parties and their respective Representatives will hold and treat all documents and information concerning the Company Group furnished or made available to the Buyer Parties or their respective Representatives in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each of the Buyer Parties agree to be bound by, and to cause their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were parties thereto.

9.7 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, including the Confidentiality Agreement, the Guarantee, the Rollover Agreements and the Support Agreement, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary set forth in this Agreement, (a) the Confidentiality Agreement will (i) not be superseded, (ii) survive any termination of this Agreement, and (iii) continue in full force and effect until the earlier to occur of the Effective Time and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto and (b) the Company Disclosure Letter and the Parent Disclosure Letter shall not, pursuant to Section 268(b) of the DGCL, be deemed part of this Agreement for purposes of any provision of the DGCL, but shall have the effects provided in this Agreement.

9.8 Third-Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns, except (a) as set forth in or as contemplated by Section 6.7 and Section 6.16(g), (b) if the Closing occurs, for the rights of the holders of Company Common Stock, Company Options and Company RSUs under Article II, including the right to receive the Per Share Price and the Equity Award Consideration, respectively, in each case after the Effective Time and (c) with respect to the limitations on liability of the Company Related Parties and Parent Related Parties set forth in Section 8.3(g); provided that, only to the extent such sections relate to the Financing Sources, the Financing Sources are intended third-party beneficiaries of, and may enforce, Section 8.3(c), Section 8.4, Section 9.3, this Section 9.8, Section 9.12(b) and Section 9.13.

9.9 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect, and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.10 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Although the Company may pursue both a grant of specific performance and monetary damages, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and monetary damages (including any monetary damages in lieu of specific performance).

(b) Specific Performance.

(i) The Parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that, subject to Section 8.3(g): (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 8.3 are not intended to and do not adequately compensate the Company, on the one hand, or the Buyer Parties, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor the Buyer Parties would have entered into this Agreement. It is explicitly agreed that the Company shall have the right to an injunction, specific performance or other equitable remedies in connection with enforcing the Buyer Parties’ obligations to consummate the Merger; provided, that notwithstanding the foregoing, the Parties agree that the right of the Company to specific performance to consummate the Closing (but not the right of the Company to specific performance or other equitable remedies for any other reason) shall be subject to the requirement that:

(1) all of the conditions to Closing set forth in Sections 7.1 and 7.2 (other than those conditions that by their nature are to be satisfied at the Closing, and which conditions are capable of being satisfied if the Closing were to occur) have been satisfied or waived by Parent, and the Buyer Parties have failed to complete the Closing by the date the Closing should have occurred pursuant to Section 2.3;

(2) the proceeds of the Debt Financing (or any Alternative Debt Financing) have been funded or will be funded at the Closing in accordance with the terms of the Debt Commitment Letter; and

(3) the Company has confirmed in writing to Parent that it is ready, willing and able to consummate the Closing and, if the Debt Financing (or any Alternative Debt Financing) is funded, then the Closing will occur and Parent has failed to consummate the Closing within two (2) Business Days after receipt by Parent of such written confirmation.

(ii) The Parties agree not to raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent, on the other hand, and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Buyer Parties pursuant to this Agreement. Each of the Parties hereto agrees that it will not oppose the granting of an injunction, specific performance or any other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

9.11 Governing Law. This Agreement shall be governed by, interpreted, construed and enforced in accordance with the Laws of the State of Delaware. Any and all claims, controversies and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort or statute, shall be governed by the internal Laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-laws or other rules that would result in the application of the Laws or statutes of limitations of a different jurisdiction.

9.12 Consent to Jurisdiction.

(a) General Jurisdiction. Each of the Parties: (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts)

in any Legal Proceeding relating to this Agreement and the transactions contemplated hereby, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, and nothing in this Section 9.12 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware (and any appellate court therefrom) or, solely if any federal court within the State of Delaware declines to accept jurisdiction over such a matter, any state court within the State of Delaware (and any appellate court therefrom)) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the transactions contemplated hereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (v) irrevocably and unconditionally waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Notwithstanding the foregoing, each of the Buyer Parties and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(b) Jurisdiction for Financing Sources. Notwithstanding anything to the contrary set forth in this Agreement, the Parties acknowledge and irrevocably agree: (i) that any Legal Proceeding, whether in law or in equity, in contract, in tort or otherwise, involving the Financing Sources arising out of, or relating to, the Merger, the Debt Financing, the Debt Financing Commitment or the performance of services thereunder or related thereto will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the borough of Manhattan, any state court located in the City and County of New York, and any appellate court thereof, and each Party submits for itself and its property with respect to any such Legal Proceeding to the exclusive jurisdiction of such court; (ii) not to bring or permit any of their Affiliates to bring or support any Person in bringing any such Legal Proceeding in any other court; (iii) that service of process, summons, notice or document by registered mail addressed to them at their respective addresses provided in any applicable Debt Financing Commitment will be effective service of process against them for any such Legal Proceeding brought in any such court; (iv) to waive and hereby waive, to the fullest extent permitted by law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Legal Proceeding in any such court; (v) to waive and hereby waive, to the fullest extent permitted by law, trial by jury in any such Legal Proceeding brought against the Financing Sources; and (vi) any such Legal Proceeding will be governed and construed in accordance with the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state).

9.13 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MERGER. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER

VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.13. EACH PARTY HERETO KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) TRIAL BY JURY IN ANY PROCEEDING BROUGHT AGAINST THE FINANCING SOURCES IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DEBT COMMITMENT LETTER OR ANY OTHER CONTRACT ENTERED INTO WITH RESPECT THE DEBT FINANCING OR THE PERFORMANCE OF ANY SERVICES THEREUNDER.

9.14 Disclosure Letters. The Parties agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter and the Parent Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the Company or the Buyer Parties (as applicable) that are set forth in the corresponding Section or subsection of this Agreement and (b) any other representations and warranties (or covenants, as applicable) of the Company or the Buyer Parties (as applicable) that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure, notwithstanding the omission of any reference or cross-reference thereto.

9.15 Special Committee Matters. For all purposes hereunder, the Company and the Company Board, as applicable, shall act, including with respect to the granting of any consent, permission or waiver or the making of any determination, only as directed by the Special Committee or its designees. Prior to the earlier of the termination of this Agreement in accordance with Article VIII and the Effective Time, without the prior written consent of the Special Committee, (a) the Company Board shall not eliminate, dissolve or otherwise dismantle the Special Committee, or revoke or diminish the authority of the Special Committee, increase the size of the Special Committee, or remove or cause the removal of any member of the Special Committee either as a director or as a member of the Special Committee and (b) neither Parent, Merger Sub nor their respective Affiliates (including, for the avoidance of doubt, the Principal Stockholders) shall remove or cause the removal of any director of the Company Board that is a member of the Special Committee either as a member of the Company Board or the Special Committee. The Special Committee (and, for so long as the Special Committee is in existence, only the Special Committee) may pursue any action or litigation with respect to breaches of this Agreement and any other Transaction Document on behalf of the Company.

9.16 Recused Directors. Notwithstanding anything to the contrary herein, except as a result of a vote of or consent given by a Recused Director as part of the act of the Company Board, the Company shall not be responsible for any breach of this Agreement directly caused by any action or omission knowingly taken (or omitted to be taken) by the Recused Directors either with the specific purpose and intent of breaching this Agreement or with such breach being reasonably foreseeable from such action or omission, and any such breach shall be disregarded for all purposes of this Agreement, including determining whether an Acquisition Proposal resulted from a breach of Section 5.3 and determining the satisfaction of the conditions set forth in Article VII. Without limiting the foregoing, Parent and Merger Sub shall not have any right to rely on any failure of the conditions set forth in Section 7.2 to be satisfied (or terminate this Agreement under Section 8.1(d) as a result thereof) or claim payment of the Company Termination Fee, any damage or seek any other remedy at law or in equity to the extent that such failure, claim, damage or injury arises from any actions or omissions of the Company or its Subsidiaries taken by or at the direction of any Recused Directors, Parent, Merger Sub or the Principal Stockholders (other than any such action or omission taken at the written direction of the Special Committee or the Company Board or otherwise as a result of a vote of or consent given by a Recused Director as part of the act of the Company Board) where such action was taken (or omitted to be taken) or direction was given, knowingly and with the specific intention of causing the failure, claim, damage or injury to arise, or where the failure, claim, damage or injury is reasonably foreseeable from such action, omission or direction.

9.17 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed (including by electronic signature) by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

9.18 No Recourse.

(a) In no event will the Company, whether prior to or after termination of this Agreement, seek or obtain, nor will it permit any of its Affiliates or Representatives acting on its behalf to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any Parent Related Party with respect to this Agreement or the Guarantee or the transactions contemplated hereby and thereby (including any breach by the Guarantors, Parent or Merger Sub), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Laws arising out of any such breach, termination or failure, except, in each case, for claims, actions, charges, lawsuits and litigation that the Company may assert (i) against Parent or Merger Sub to the extent expressly provided for in this Agreement, (ii) against the Guarantors to the extent expressly provided for in the Guarantee, (iii) against LGP pursuant to the Confidentiality Agreement, (iv) against the Principal Stockholders and Parent pursuant to the Support Agreement or (v) without duplication of clauses (i)-(iv), against any Person expressly named as a party to any Transaction Document to the extent expressly provided for in such Transaction Document.

(b) In no event will Parent or Merger Sub, whether prior to or after termination of this Agreement, seek or obtain, nor will they permit any of their Affiliates or Representatives acting on their behalf to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any Company Related Party with respect to this Agreement or the transactions contemplated hereby (including any breach by the Company), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Laws arising out of any such breach, termination or failure, except, in each case, for claims that Parent or Merger Sub may assert against the Company to the extent expressly provided for in this Agreement or the Confidentiality Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

MCW PARENT, LP

By: MCW Holdings GP, LLC, its General Partner

By:	/s/ Jonathan Seiffer
Name: Jonathan Seiffer
Title: President

BOSON MERGER SUB, INC.

By:	/s/ Jonathan Seiffer
Name: Jonathan Seiffer
Title: President

[Signature Page to Agreement and Plan of Merger]

MISTER CAR WASH, INC.

By:	/s/ John Lai
Name: John Lai
Title: President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

MISTER CAR WASH HOLDINGS, INC.

By:	/s/ John Lai
Name: John Lai
Title: President

[Signature Page to Agreement and Plan of Merger]

Exhibit A

Form of Certificate of Incorporation of the Surviving Corporation

[Attached.]

Exhibit B

Form of Written Consent

[Attached.]

Annex B

Centerview Partners LLC 31 West 52nd Street New York, NY 10019 February 17, 2026

The Special Committee of the Board of Directors

Mister Car Wash, Inc.

222 E. 5th Street

Tucson, Arizona 85705

The Special Committee:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock, par value $0.01 per share (the “Shares”) other than Excluded Shares (as defined below) of Mister Car Wash, Inc., a Delaware corporation (the “Company”), of the Consideration (as defined below) proposed to be paid to such holders pursuant to the Agreement and Plan of Merger (the “Agreement”) proposed to be entered into by and among MCW Parent, LP, a Delaware limited partnership (“Parent”), Boson Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), the Company and, solely for the purposes of the Borrower Provisions (as defined in the Agreement), Mister Car Wash Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Borrower”). The Agreement provides that Merger Sub will be merged with and into the Company (the “Merger” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the Company will become a wholly owned subsidiary of Parent and each issued and outstanding Share immediately prior to the Effective Time (as defined in the Agreement) (other than any (i) Owned Company Shares (as defined in the Agreement and which, for the avoidance of doubt, includes the Rollover Shares (as defined in the Agreement)) and (ii) Dissenting Company Shares (as defined in the Agreement) (the Shares referred to in clauses (i) and (ii), together with any Shares held by any affiliate of the Company or Parent, “Excluded Shares”)) will be converted into the right to receive $7.00 per Share in cash, without interest (the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

We have acted as financial advisor to the Special Committee (the “Committee”) of the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which became payable five days following the execution of the Engagement Letter, dated February 12, 2026, by and between the Committee, the Company, and Centerview Partners LLC, a portion of which is payable upon the rendering of this opinion (regardless of the conclusions reached herein), and a portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement, we have not been engaged to provide financial advisory or other services to the Company,

31 WEST 52ND STREET, 22ND FLOOR, NEW YORK, NY 10019

PHONE: (212) 380-2650  FAX: (212) 380-2651  WWW.CENTERVIEWPARTNERS.COM

NEW YORK  ●  LONDON  ●  PARIS  ●  SAN FRANCISCO  ●  MENLOPARK

The Special Committee of the Board of Directors

Mister Car Wash, Inc.

February 17, 2026

and we have not received any compensation from the Company during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Parent or Merger Sub, and we have not received any compensation from Parent or Merger Sub during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Leonard Green & Partners, L.P., a Delaware limited partnership (“LGP”), the sponsor of Parent, and we have not received any compensation from LGP during such period. We may provide investment banking and other services to or with respect to the Company, Parent or Merger Sub or their respective affiliates, including portfolio companies of LGP, in the future, for which we may receive compensation. In addition, Centerview Capital Consumer, a consumer-focused private equity business that is related to Centerview Partners LLC, co-invested in 2014, and remains a co-investor, through various investment vehicles, with LGP in Advantage Solutions Inc., now a publicly traded corporation, and certain employees of Centerview Partners LLC and its affiliates have ownership interests in one or more of the foregoing investment vehicles. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, LGP or any of their respective affiliates, including portfolio companies of LGP, or any other party that may be involved in the Transaction.

In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated February 16, 2026 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the years ended December 31, 2024, December 31, 2023 and December 31, 2022; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) certain other communications from the Company to its stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data prepared by the Company (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or

The Special Committee of the Board of Directors

Mister Car Wash, Inc.

February 17, 2026

requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company as to whether or not such holder should take any action with respect to the Transaction, or to any other person as to how, if applicable, such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.

Our financial advisory services and the opinion expressed herein are provided solely for the information and assistance of the Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Centerview Partners LLC
CENTERVIEW PARTNERS LLC

Annex C

Global Corporate & Investment Banking

BofA Securities, Inc.

One Bryant Park, New York, NY 10036

February 17, 2026

Special Committee of the Board of Directors

Mister Car Wash, Inc.

222 E. 5th Street

Tucson, Arizona 85705

Members of the Special Committee:

We understand that Mister Car Wash, Inc. (“Mister Car Wash”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”), by and among Mister Car Wash, MCW Parent, LP (“Parent”), Boson Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), and solely for the purposes of the Borrower Provisions (as defined in the Agreement), Mister Car Wash Holdings, Inc., a wholly owned subsidiary of Mister Car Wash, pursuant to which, among other things, Merger Sub will merge with and into Mister Car Wash (the “Merger”) and each outstanding share of the common stock, par value $0.01 per share, of Mister Car Wash (“Mister Car Wash Common Stock”) (other than any Owned Company Shares and Dissenting Company Shares (each as defined in the Agreement) (collectively, the “Excluded Shares”)) will be converted into the right to receive $7.00 in cash, without interest (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to the holders of Mister Car Wash Common Stock (other than holders of Excluded Shares) of the Consideration to be received by such holders in the Merger.

In connection with this opinion, we have, among other things:

(1)	reviewed certain publicly available business and financial information relating to Mister Car Wash;

(2)

reviewed certain internal financial and operating information with respect to the business, operations and prospects of Mister Car Wash furnished to or discussed with us by the management of Mister Car Wash and approved for our use by the Special Committee, including certain financial forecasts relating to Mister Car Wash prepared by the management of Mister Car Wash (such forecasts, “Mister Car Wash Forecasts”);

(3)	discussed the past and current business, operations, financial condition and prospects of Mister Car Wash with members of senior management of Mister Car Wash and the Special Committee;

(4)	reviewed the trading history for Mister Car Wash Common Stock and a comparison of that trading history with the trading histories of other companies we deemed relevant;

(5)	compared certain financial and stock market information of Mister Car Wash with similar information of other companies we deemed relevant;

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(6)	compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions we deemed relevant;

(7)

considered the results of our efforts on behalf of Mister Car Wash to solicit, at the direction of Mister Car Wash (including, following its formation, at the direction of the Special Committee), indications of interest and definitive proposals from third parties with respect to a possible acquisition of Mister Car Wash;

(8)	reviewed the Agreement; and

(9)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of Mister Car Wash and the Special Committee that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Mister Car Wash Forecasts, we have been advised by the management of Mister Car Wash, and have assumed at the direction of the Special Committee, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Mister Car Wash as to the future financial performance of Mister Car Wash. We have relied, at the direction of the Special Committee, upon the assessments of the management of Mister Car Wash as to the potential impact of market, governmental and regulatory trends and developments relating to or affecting Mister Car Wash and its business. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Mister Car Wash, nor have we made any physical inspection of the properties or assets of Mister Car Wash. We have not evaluated the solvency or fair value of Mister Car Wash or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of the Special Committee, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Mister Car Wash or the contemplated benefits of the Merger.

We express no view or opinion as to any terms or other aspects or implications of the Merger (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Merger, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by holders of Mister Car Wash Common Stock (other than holders of Excluded Shares) and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any other class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Consideration or otherwise, or as to any consideration or other direct or indirect benefits to be received in connection with the Merger or related transactions by Parent or its affiliates, including by Leonard Green & Partners, L.P. (“LGP”), in its capacity as the indirect controlling shareholder of Mister Car Wash. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Mister Car Wash or in which Mister Car Wash might engage or as to the underlying business decision of Mister Car Wash to proceed with or effect the Merger. We are also not expressing any view or opinion with respect to, and we have relied, at the

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direction of the Special Committee, upon the assessments of Mister Car Wash, its representatives and the Special Committee regarding legal, regulatory, accounting, tax and similar matters relating to Mister Car Wash, Parent and the Merger (including the contemplated benefits of the Merger), as to which we understand that Mister Car Wash obtained such advice as it deemed necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any other matter.

We have acted as financial advisor to the Special Committee in connection with the Merger and will receive a fee for our services, a portion of which is payable upon the delivery of this opinion and a significant portion of which is contingent upon consummation of the Merger. In addition, Mister Car Wash has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of (i) Mister Car Wash and certain of its affiliates, and (ii) LGP and certain of LGP’s affiliates and portfolio companies.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Mister Car Wash and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as administrative agent, collateral agent, co-lead arranger, bookrunner for, and/or a lender under, certain term loans, letters of credit and other credit facilities of Mister Car Wash and certain of its affiliates.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to LGP and certain of its affiliates and portfolio companies and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to a certain LGP portfolio companies in connection with certain sale transactions, (ii) having acted or acting as lender under certain term loans, letters of credit, leasing, credit and other facilities of LGP and certain of its affiliates and portfolio companies, (iii) having acted or acting as manager or underwriter for certain equity and debt offerings of certain LGP affiliates and portfolio companies, (iv) having provided or providing certain treasury management services and products to LGP and certain of its affiliates and portfolio companies and (v) having provided or providing certain derivatives and foreign exchange trading services to LGP and certain of its affiliates and portfolio companies.

It is understood that this letter is for the benefit and use of the Special Committee (in its capacity as such) in connection with and for purposes of its evaluation of the Merger and is not rendered to or for the benefit of, and shall not confer rights or remedies upon, any person other than the Special Committee.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on Mister Car Wash or the Merger. It should be understood that

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subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of BofA Securities, Inc.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be received in the Merger by holders of Mister Car Wash Common Stock (other than holders of Excluded Shares) is fair, from a financial point of view, to such holders.

Very truly yours,

BOFA SECURITIES, INC.

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Annex D

Execution Version

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of February 17, 2026, by and among Green Equity Investors VI, L.P., a Delaware limited partnership, Green Equity Investors Side VI, L.P., a Delaware limited partnership, LGP Associates VI-A LLC, a Delaware limited liability company, LGP Associates VI-B LLC, a Delaware limited liability company (each, a “Principal Stockholder” and, collectively, the “Principal Stockholders”), Mister Car Wash, Inc., a Delaware corporation (the “Company”), and MCW Parent, LP, a Delaware limited partnership (“Parent”). Each of the Principal Stockholders, the Company, and Parent are sometimes referred to as a “Support Agreement Party.” Each capitalized term used and not defined herein shall have the meaning ascribed to it in the Merger Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, each Principal Stockholder is the sole record and beneficial owner of the number of shares of Company Common Stock set forth opposite such Principal Stockholder’s name on Section 4.6 of the Parent Disclosure Letter (with respect to such Principal Stockholder, the “Owned Shares”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent, Boson Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”) and, solely for the purposes of the Borrower Provisions (as defined in the Merger Agreement), Mister Car Wash Holdings, Inc., a Delaware corporation and wholly owned Subsidiary of the Company, are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Merger Agreement”) pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub will thereupon cease, and the Company will continue as the surviving corporation of the Merger;

WHEREAS, the Special Committee has unanimously (i) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Unaffiliated Company Stockholders and (ii) made the Special Committee Recommendation;

WHEREAS, the Company Board has, acting upon the Special Committee Recommendation at a meeting attended by each member of the Company Board other than the Recused Directors, by unanimous vote of all directors in attendance, (i) determined that the terms of the Merger Agreement and the Transactions, including the Merger, are fair to and in the best interests of the Company Stockholders (in their capacity as such), (ii) determined that it is in the best interests of the Company Stockholders (in their capacity as such), and declared it advisable, to enter into the Merger Agreement and the other Transaction Documents to which the Company is a party (including this Agreement), (iii) approved the execution and delivery by the Company of the Merger Agreement and the other Transaction Documents to which the Company is a party (including this Agreement), the performance by the Company of its covenants and other obligations hereunder and thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth in the Merger Agreement, (iv) made the Company Board Recommendation, and (v) directed that the Merger Agreement be submitted to the Company Stockholders for their adoption upon the terms and subject to the conditions of the Merger Agreement; and

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement, the Company has required that the Principal Stockholders and Parent agree to, and the Principal Stockholders and Parent have agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Support Agreement Parties, intending to be legally bound, agree as follows:

1. Representations and Warranties of the Principal Stockholders and Parent. Each of the Principal Stockholders hereby represents and warrants to the Company, as to itself, and Parent hereby represents and warrants to the Company, as to itself and as to each Principal Stockholder, as follows:

a. Organization; Good Standing. Such Principal Stockholder and Parent, as applicable, is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization.

b. Power; Enforceability. Such Principal Stockholder and Parent, as applicable, has the requisite power and authority to execute and deliver this Agreement and perform its covenants and obligations hereunder. The execution and delivery of this Agreement by such Principal Stockholder and Parent, as applicable, and the performance by such Principal Stockholder and Parent, as applicable, of its covenants and obligations hereunder have been duly authorized and approved by all necessary actions on the part of such Principal Stockholder and Parent, as applicable, and no additional actions on the part of such Principal Stockholder or Parent, as applicable, are necessary to authorize the execution and delivery of this Agreement by such Principal Stockholder or Parent, as applicable, or the performance by such Principal Stockholder, or Parent, as applicable, of its covenants and obligations hereunder. This Agreement has been duly executed and delivered by such Principal Stockholder and Parent, as applicable, and, assuming the due authorization and execution by the Company, constitutes a legal, valid and binding obligation of such Principal Stockholder and Parent, as applicable, enforceable against such Principal Stockholder and Parent, as applicable, in accordance with its terms, subject to the Enforceability Limitations.

c. Non-Contravention. The execution and delivery of this Agreement by such Principal Stockholder and Parent, as applicable, and the performance by such Principal Stockholder and Parent, as applicable, of its covenants and obligations hereunder do not (i) violate or conflict with any provision of the organizational documents of such Principal Stockholder or Parent, as applicable; (ii) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any Contract to which such Principal Stockholder or Parent, as applicable, is a party or by which such Principal Stockholder, or Parent, as applicable, or any of its properties or assets may be bound; (iii) violate or conflict with any Law applicable to such Principal Stockholder or Parent, as applicable, or by which any of its properties or assets are bound; or (iv) result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of such Principal Stockholder or Parent, as applicable, except in the case of each of clauses (ii), (iii) and (iv) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of such Principal Stockholder or Parent, as applicable, to fully perform its covenants and obligations pursuant to this Agreement.

d. Requisite Governmental Approvals. No Consent of any Governmental Authority is required on the part of such Principal Stockholder or Parent, as applicable, in connection with (i) the execution and delivery of this Agreement by such Principal Stockholder or Parent, as applicable, or (ii) the performance by such Principal Stockholder or Parent, as applicable, of its covenants and obligations pursuant to this Agreement, except (a) such filings and approvals as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act, (b) compliance with any applicable requirements of the HSR Act and Antitrust Laws and (c) such Consents the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of such Principal Stockholder or Parent, as applicable, to fully perform its covenants and obligations pursuant to this Agreement.

e. Ownership of Company Securities; Voting Power. Except for the Owned Shares, as of the date hereof, such Principal Stockholder does not beneficially own, directly or indirectly, any Company Securities or have any rights to acquire, directly or indirectly, any Company Securities or any interest therein. As of the date hereof, such Principal Stockholder is the sole record and beneficial owner of its Covered Securities (as defined herein), free and clear of any and all liens and free of any other limitation or restriction and free of any voting trusts, proxies, powers of attorney or other agreements, arrangements or understandings concerning voting or disposition, and has the sole right to vote and direct the vote of (including by duly executing and delivering written consents, such as the Written Consent), and the sole right to dispose of and direct the disposition of, its Covered Securities, with no restrictions on such Principal Stockholder’s right of voting or disposition pertaining thereto and no Person other than such Principal Stockholder has any right to direct or approve the voting or disposition of any such Covered Securities. Without limiting the generality of the foregoing, other than this Agreement, such Principal Stockholder has not entered into any voting agreement with any Person with respect to any of its Covered Securities, granted any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of its Covered Securities, deposited any of the Covered Securities in a voting trust, or entered into any arrangement or agreement with any Person limiting or affecting such Principal Stockholder’s legal power, authority, or right to vote (including by written consent) its Covered Securities on any matter.

f. Legal Proceedings; Orders. There are no Legal Proceedings pending or, to the knowledge of such Principal Stockholder or to the Knowledge of Parent, as applicable, threatened against such Principal Stockholder that would, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Merger or the ability of such Principal Stockholder to fully perform its respective covenants and obligations pursuant to this Agreement or any other Transaction Document to which such Principal Stockholder is a party. Such Principal Stockholder is not subject to any Order of any kind or nature that would reasonably be expected to prevent or materially delay the consummation of the Merger or the ability of such Principal Stockholder to fully perform its respective covenants and obligations pursuant to this Agreement or any other Transaction Document to which such Principal Stockholder is a party.

g. Delivery of Written Consent. Immediately prior to the execution and delivery of the Merger Agreement, such Principal Stockholder duly executed and delivered the Written Consent. The Written Consent has not been revoked, rescinded, withdrawn, superseded, amended or modified in any way by such Principal Stockholder.

h. Reliance.

i. Such Principal Stockholder acknowledges and agrees that it is not acting in reliance on any representation or warranty, express or implied, in entering into this Agreement.

ii. Such Principal Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Principal Stockholder’s execution, delivery and performance of this Agreement and the representations and warranties of such Principal Stockholder contained herein.

i. No Brokers. No broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage, finder’s or other similar fee or commission, or the reimbursement of expenses, from the Company prior to the Effective Time in connection with the transactions and obligations contemplated hereby based upon arrangements made by or on behalf of such Principal Stockholder (it being acknowledged that the Committee Financial Advisors have been retained by the Company and the Special Committee and not by or on behalf of the Principal Stockholders).

2. Covenants of the Principal Stockholders and Parent. Each Principal Stockholder and Parent, as applicable, covenants and agrees as follows:

a. Covered Securities. Any shares of capital stock or other equity securities of the Company that are issued to any Principal Stockholder, or that any Principal Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, after the date of this Agreement and prior to the valid termination, in accordance with Section 3.a, of this Section 2.a, whether pursuant to purchase, upon exercise, exchange or conversion of any and all options, rights or other securities, or through any other transaction (“New Shares”), shall automatically be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Owned Shares as of the date hereof. Each Principal Stockholder shall promptly notify the Company and the Special Committee in writing of the number and class of New Shares acquired and describe such acquisition in reasonable detail (other than in the case of an issuance of New Shares to such Principal Stockholder by the Company). The Owned Shares and any New Shares with respect to any Principal Stockholder, but excluding any shares of capital stock or other equity securities of the Company Transferred to a third party transferee in a manner not prohibited under this Agreement, are referred to collectively in this Agreement as the “Covered Securities” of such Principal Stockholder. In the event of any stock split, reverse stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction involving the capital stock of the Company affecting the Covered Securities, the terms of this Agreement shall apply to the resulting securities and the term “Covered Securities” shall be deemed to refer to and include such securities.

b. Written Consent. Each Principal Stockholder irrevocably and unconditionally agrees that it shall not, without the prior written consent of the Special Committee, revoke, rescind, withdraw, supersede, amend or modify in any way the Written Consent. In the event that the Merger Agreement is amended, supplemented or otherwise modified in accordance with its terms after the execution and delivery of the Written Consent and to the extent such amendment, modification or supplement is required by the DGCL and/or the Company’s organizational documents to be approved by stockholders, each Principal Stockholder, at the request of the Company (acting at the direction of the Special Committee), shall promptly (and in any event within three (3) Business Days) execute and deliver, or cause to be executed and delivered, to the Company a new written consent in substantially the form of the Written Consent, covering all of such Principal Stockholder’s Covered Securities, which adopts the Merger Agreement (as amended, supplemented or otherwise modified) and approves the transactions contemplated by the Merger Agreement (as so amended, supplemented or otherwise modified).

c. Specified Superior Proposal. If (1) a Specified Superior Proposal is approved by the Company Board (acting upon the recommendation of the Special Committee) in accordance with Section 5.3 of the Merger Agreement and (2) the Merger Agreement is terminated in accordance with Section 8.1(f) thereof solely based upon the execution and delivery of an Alternative Acquisition Agreement providing for such Specified Superior Proposal (“Specified Superior Proposal Agreement”) by the parties thereto (an “Accepted Specified Superior Proposal”), each Principal Stockholder shall, no later than twelve (12) hours following receipt of written notice of termination from the Company, duly execute and deliver, or cause to be executed and delivered, to the Company a written consent, in substantially the form of the Written Consent, adopting the Specified Superior Proposal Agreement and approving the transactions contemplated thereby (a “Specified Superior Proposal Written Consent”). Such Specified Superior Proposal Written Consent will, by its terms, be effective upon the later to occur of its execution and execution of the Specified Superior Proposal Agreement. From the time of any termination of this Agreement pursuant to Section 3.a.i.3 as a result of an Accepted Specified Superior Proposal until the due execution and delivery of the Specified Superior Proposal Written Consent, no Principal Stockholder may Transfer any Covered Securities to any other Person, and any Transfer in violation of this Section 2.c shall be null and void ab initio.

d. Agreement to Vote. Subject to the terms of this Agreement, each Principal Stockholder hereby irrevocably and unconditionally agrees that, during the time this Section 2.d is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Principal Stockholder shall, in each case, to the fullest extent that such Principal Stockholder’s Covered Securities are entitled to vote thereon: (i) appear at each such meeting or otherwise cause all such Covered Securities to be counted as present thereat for purposes of determining a quorum; and (ii) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) any written consents with respect to, all of their Covered Securities (in their capacity as record and beneficial owners of shares of

Company Common Stock) (A) (x) to the extent the Written Consent or a Specified Superior Proposal Written Consent, as applicable, becomes revoked, rescinded, withdrawn, superseded, amended or modified in any way, in favor of the adoption of the Merger Agreement or Specified Superior Proposal Agreement, as applicable, and the approval of the Merger or Accepted Specified Superior Proposal, as applicable, and the other transactions contemplated by the Merger Agreement or Specified Superior Proposal Agreement, as applicable and (y) in favor of any other matters necessary for the transactions contemplated by the Merger Agreement or Specified Superior Proposal Agreement, as applicable, to be timely consummated; (B) against any action, agreement or transaction that would reasonably be expected to result in any of the conditions set forth in Article VII of the Merger Agreement (or similar article in the Specified Superior Proposal Agreement, as applicable) not being satisfied; and (C) against any action, agreement or transaction involving the Company that would reasonably be expected to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or Accepted Specified Superior Proposal, as applicable, and the other transactions contemplated by the Merger Agreement or Specified Superior Proposal Agreement, as applicable. Until the valid termination of this Section 2.d in accordance with Section 3.a.i, each Principal Stockholder shall (I) retain at all times the right to vote its Covered Securities in such Principal Stockholder’s sole discretion on any matters other than those set forth in this Section 2.d that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (II) not consent, in its capacity as a stockholder of the Company, to matters inconsistent with the voting obligations set forth in the preceding clauses (A) through (C) of the previous sentence.

e. [Intentionally Omitted].

f. Non-Circumvention. Except (x) for any Transfers of Covered Securities not prohibited by this Agreement or (y) as otherwise required by Order of a court of competent jurisdiction, no Principal Stockholder will commit any act with the intent of restricting or adversely affecting such Principal Stockholder’s (i) legal power and authority in a manner that would prevent or disable such Principal Stockholder from performing any of its obligations under this Agreement, or (ii) right to vote (including by written consent) all of the Covered Securities then owned of record or beneficially by such Principal Stockholder as expressly required by this Agreement.

g. Transfer Restriction. None of the Principal Stockholders shall, without the prior written consent of the Special Committee: (i) directly or indirectly offer, sell, transfer, assign, exchange, gift, lend, pledge, hedge, hypothecate, encumber, or otherwise dispose of (including by sale or merger, by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of Law or otherwise), either voluntarily or involuntarily, or enter into any derivative arrangement with respect to (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Securities or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law); (ii) create or permit the existence of any security interests, pledges, charges, easements, mortgages, adverse ownership interests, liens and any other similar encumbrances on any Covered Securities, other than Permitted Liens (but in the case of a Permitted Lien, only if such Permitted Lien does not in any way restrict, limit or interfere with the performance of the Principal Stockholders’ and Parent’s obligations hereunder); (iii) grant or permit the grant of any proxies or powers of attorney or other authorization or consent in or with respect to any Covered Securities with respect to the matters contemplated by this Agreement; (iv) deposit or permit the deposit of any Covered Securities into a voting trust or enter into a voting agreement or arrangement with respect to any Covered Securities, in each case that is inconsistent with this Agreement; (v) enter into any Contract or otherwise take any action that is inconsistent with or would in any way restrict, limit or interfere with the performance of the Principal Stockholders’ and Parent’s obligations hereunder; (vi) take any action that would make any representation or warranty of the Principal Stockholders or Parent contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling such Principal Stockholder or Parent, as applicable, from performing its obligations under this Agreement; (vii) commit or agree to take any of the foregoing actions; or (viii) approve or consent to any of the foregoing. Each Principal Stockholder agrees that such Principal Stockholder shall not request that the

Company register any transfer of any Certificates or Uncertificated Shares or other uncertificated interest representing any Covered Securities made in violation of the restrictions set forth in this Section 2.g until the termination, in accordance with Section 3.a, of the obligations of the Principal Stockholders and Parent set forth this Section 2.g. If any involuntary Transfer of any of the Covered Securities shall occur (including, but not limited to, a sale by any Principal Stockholder’s trustees in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), such transferees (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee and of any subsequent transferees) shall take and hold such Covered Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination thereof in accordance with Section 3.a. Notwithstanding the foregoing, (a) each Principal Stockholder may Transfer such Covered Securities to any other Principal Stockholder or any of its Affiliates; provided, that, if the transferee is not already party hereto, the transferring Principal Stockholder shall deliver to Parent and the Company a counterpart to this Agreement duly executed by such transferee pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement and agree and acknowledge that such Person shall constitute a Principal Stockholder for all purposes of this Agreement; and (b) this Section 2.g shall not prohibit any Transfers in connection with the transactions contemplated by the Merger Agreement or the Rollover Agreements (including the Rollover). Any action taken in violation of this Section 2.g shall be null and void ab initio.

h. Waiver of Right to Appraisal. Each Principal Stockholder irrevocably waives and agrees it shall refrain from exercising any dissenters’ right or rights of appraisal under Section 262 of the DGCL at any time with respect to the Merger and any Accepted Specified Superior Proposal or the Merger Agreement or any Specified Superior Proposal Agreement.

i. No Legal Action. Each Principal Stockholder irrevocably waives and agrees it shall refrain from asserting any claim or commencing, joining or participating in any way (including, without limitation, as a member of a class) in any action, suit or proceeding challenging the Merger, any Accepted Specified Superior Proposal or the consummation of the transactions contemplated by the Merger Agreement or any Specified Superior Proposal Agreement, including, without limitation, (i) challenging the validity of, or seeking to enjoin the operation of, the Merger Agreement or any Specified Superior Proposal Agreement, or (ii) alleging a breach of any fiduciary duty (including, without limitation, aiding and abetting a breach of any fiduciary duty) by any one or more of the directors of the Company or the acquirer(s) in connection with the Merger or the Merger Agreement or any Accepted Specified Superior Proposal or any Specified Superior Proposal Agreement; provided, that the foregoing shall not (x) limit any actions taken by any Principal Stockholder in response to any claims commenced against such Principal Stockholder or (y) be deemed a waiver of any rights of any Principal Stockholder for any breach of this Agreement by any other Support Agreement Party, or any other breach of any agreement entered into by any Principal Stockholder or any of its Affiliates in connection with the Merger or the Merger Agreement or any Accepted Specified Superior Proposal or any Specified Superior Proposal Agreement.

j. Permitted Dividend; Waiver. If a Parent Termination Fee contemplated to be paid pursuant to Section 8.3(c) of the Merger Agreement is paid to the Company, then the Company may pay the Permitted Dividend, and each Principal Stockholder hereby irrevocably waives its right to receive any portion of such Permitted Dividend with respect to its Covered Securities; provided, that, in the event the Merger Agreement is validly terminated pursuant to Section 8.1(f) thereof, the provisions of this Section 2.j shall no longer be effective. From the time of any termination of this Agreement pursuant to Section 3.a.i.3 following which a Parent Termination Fee is required to be paid pursuant to Section 8.3(c) of the Merger Agreement until the payment of a Permitted Dividend, no Principal Stockholder may Transfer such Covered Securities to any other Person unless Parent delivers to the Company an agreement by such Person to be bound by this Section 2.j as if such Person were a Principal Stockholder for purposes of this Section 2.j, for so long as this Section 2.j remains in effect, and any Transfer in violation of this Section 2.j shall be null and void ab initio.

k. Efforts. Each Principal Stockholder agrees to use reasonable efforts to cooperate with the Company by executing and delivering such further documents, certificates, agreements, and instruments and taking such other actions as may be reasonably requested by the Company to evidence or reflect the transactions and obligations contemplated by this Agreement, and to carry out the intent and purpose of this Agreement.

l. Disclosure of Information; Public Statements. Each Principal Stockholder agrees that the Company and the Buyer Parties (or equivalent parties in any Specified Superior Proposal Agreement) may publish and disclose in any filing with the SEC or any other Governmental Authority required under applicable Law, including the Information Statement (or equivalent disclosure with respect to any Accepted Specified Superior Proposal) and Schedule 13E-3, such Principal Stockholder’s identity and ownership of its Covered Securities and the nature of such Principal Stockholder’s commitments, arrangements, and understandings under this Agreement and may further file this Agreement as an exhibit to the Information Statement (or equivalent disclosure with respect to any Accepted Specified Superior Proposal), Schedule 13E-3, or any other filing made by the Company or one or more of the Buyer Parties (or equivalent parties in any Specified Superior Proposal Agreement) with the SEC relating to the transactions contemplated by the Merger Agreement or any Specified Superior Proposal Agreement (provided that the Principal Stockholders shall have a reasonable opportunity to review and comment on that portion of any disclosure that identifies the Principal Stockholders by name prior to any such filing, and the other Support Agreement Parties will give reasonable and good faith consideration to such comments). The obligations of the Buyer Parties pursuant to Section 6.10 of the Merger Agreement shall apply to the Principal Stockholders, mutatis mutandis, including with respect to any Accepted Specified Superior Proposal.

m. Notice of Acquisition Proposals. Each Principal Stockholder agrees that it shall promptly notify the Special Committee in writing if any Acquisition Proposal is received by such Principal Stockholder or any of its Representatives.

3. Miscellaneous

a. Termination.

i. This Agreement shall terminate, and this Agreement will be of no further force or effect without liability of any Support Agreement Party to the other Support Agreement Parties, as applicable, upon the earliest of:

1.	the mutual written agreement of the Support Agreement Parties (in the case of the Company, acting on the recommendation of the Special Committee);

2.	the Effective Time; and

3.	a valid termination of the Merger Agreement in accordance with its terms.

ii. Notwithstanding the foregoing

1.	in the event of any termination of this Agreement, this Section 3 shall survive indefinitely;

2.	without limiting the foregoing clause (1), in the event of any termination of this Agreement pursuant to Section 3.a.i.2, Section 2.h and Section 2.i shall survive indefinitely; and

3.	without limiting the foregoing clause (1), in the event of any termination of this Agreement pursuant to Section 3.a.i.3 as a result of an Accepted Specified Superior Proposal:

a.	Section 2.a, Section 2.h, and Section 2.i shall survive indefinitely; and

b.

Section 2.c, Section 2.d, Section 2.f, and Section 2.k through Section 2.m shall survive until the earlier to occur of the termination of the Specified Superior Proposal Agreement or the consummation of the transactions contemplated thereby; and

4.

without limiting the foregoing clause (1), in the event of the termination of this Agreement pursuant to Section 3.a.i.3 following which a Parent Termination Fee is required to be paid pursuant to Section 8.3(c) of the Merger Agreement, Section 2.a, Section 2.j and Section 2.k, shall survive until the payment of a Permitted Dividend.

iii. Nothing in this Agreement will relieve any Principal Stockholder or Parent from any liability for any Willful and Material Breach of this Agreement, applying the definition of “Willful and Material Breach” set forth in the Merger Agreement to this Agreement, mutatis mutandis.

b. Amendment. This Agreement may be amended by the Support Agreement Parties prior to the Effective Time only by an instrument in writing signed on behalf of each of the Support Agreement Parties (in the case of the Company, acting on the recommendation of the Special Committee).

c. Assignment. No Support Agreement Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Support Agreement Parties (in the case of the Company, acting on the recommendation of the Special Committee). Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Support Agreement Parties and their respective successors and permitted assigns. Any purported assignment of this Agreement without the consent required by this Section 3.c is null and void.

d. Entire Agreement. This Agreement constitutes the entire agreement among the Support Agreement Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Support Agreement Parties with respect to the subject matter hereof.

e. Third-Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the Support Agreement Parties and their respective successors and permitted assigns.

f. Specific Performance. Each Support Agreement Party acknowledges and agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event any other Support Agreement Party does not perform the provisions of this Agreement in accordance with its specified terms or otherwise breaches such provisions. Each Support Agreement Party acknowledges and agrees that: (i) each other Support Agreement Party will be entitled, in addition to any other remedy to which it is entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; and (ii) the right of specific enforcement is an integral part of the agreement, and without that right, parties to the Merger Agreement would not have entered into the Merger Agreement and the Support Agreement Parties would not have entered into this Agreement. It is explicitly agreed that each Support Agreement Party shall have the right to an injunction, specific performance or other equitable remedies in connection with enforcing the obligations of the other Support Agreement Parties hereunder. Each Support Agreement Party agrees not to raise any objections to (i) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement, and (ii) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of any other Support Agreement Party pursuant to this Agreement. Each Support Agreement Party agrees that it will not oppose the granting of an injunction, specific performance or any other equitable relief on the basis that any other Support Agreement Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Support Agreement Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Support Agreement Party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

g. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement, in furtherance of this Agreement, each Principal Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to Transfers of the Covered Securities in breach of Section 2.g (or, when the Transfer restrictions contained therein are applicable, the final sentence in Section 2.c or the final sentence in Section 2.j) (and that this Agreement places certain limits on the voting and transfer of the Covered Securities); provided, that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following (i) the termination, in accordance with Section 3.a, of the obligations of the Principal Stockholders and Parent set forth in Section 2.g or (ii) when applicable, the termination of the Transfer restrictions contained in the final sentence in Section 2.c or the final sentence in Section 2.j.

h. Special Committee Matters. Prior to the termination of this Agreement, without the prior written consent of the Special Committee, no Principal Stockholder shall take any action to (i) eliminate, dissolve or otherwise dismantle the Special Committee, (ii) revoke or diminish the authority of the Special Committee, (iii) increase the size of the Special Committee, or (iv) remove or cause the removal of any member of the Special Committee either as a director or as a member of the Special Committee. For all purposes hereunder, the Company shall act, including with respect to the granting of any consent, permission or waiver or the making of any determination, only as directed by the Special Committee or its designees. The Special Committee (and, for so long as the Special Committee is in existence, only the Special Committee) may pursue, exclusively on behalf of the Company, any action or litigation with respect to breaches of this Agreement by the Principal Stockholders or Parent. If, following any termination of this Agreement pursuant to which any provision of this Agreement survives pursuant to Section 3.a.ii of this Agreement, the Special Committee is no longer in existence, references herein to the Special Committee shall mean the directors of the Company who are “disinterested directors” (as defined in Section 144 of the DGCL) with respect to the transactions and acts contemplated by this Agreement, or any committee comprised of one or more of such directors.

i. Capacity. Notwithstanding anything herein to the contrary, each Principal Stockholder is signing this Agreement solely in such Principal Stockholder’s capacity as a stockholder of the Company, and not in any other capacity, and this Agreement shall not limit or otherwise affect the actions (including the exercise of fiduciary duties) in accordance with applicable Law of any Affiliate, employee or designee of the Principal Stockholder or any of its Affiliates in his or her capacity, if applicable, as an officer or director of the Company.

j. Merger Agreement Miscellaneous Provisions. Sections 1.3, 9.2 (with each Principal Stockholder initially having the same address as the Buyer Parties), 9.4, 9.9, 9.11, 9.12(a), 9.13, and 9.17 of the Merger Agreement shall apply, mutatis mutandis, to this Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Support Agreement Parties have caused this Agreement to be executed as of the date first written above.

MCW PARENT, LP
By: MCW Holdings GP, LLC, its General Partner

By:	/s/ Jonathan Seiffer
Name: Jonathan Seiffer
Title: President

GREEN EQUITY INVESTORS VI, L.P.
By: GEI Capital VI, LLC, its General Partner

By:	/s/ Jonathan Seiffer
Name: Jonathan Seiffer
Title: Senior Vice President

GREEN EQUITY INVESTORS SIDE VI, L.P.
By: GEI Capital VI, LLC, its General Partner

By:	/s/ Jonathan Seiffer
Name: Jonathan Seiffer
Title: Senior Vice President

LGP ASSOCIATES VI-A LLC
By: Peridot Coinvest Manager LLC, its Manager

By: Leonard Green & Partners, L.P., its Manager

By: LGP Management, Inc., its General Partner

By:	/s/ Jonathan Seiffer
Name: Jonathan Seiffer
Title: Senior Vice President

[Signature Page to Support Agreement]

LGP ASSOCIATES VI-B LLC
By: Peridot Coinvest Manager LLC, its Manager

By: Leonard Green & Partners, L.P., its Manager

By: LGP Management, Inc., its General Partner

By:	/s/ Jonathan Seiffer
Name:	Jonathan Seiffer
Title:	Senior Vice President

[Signature Page to Support Agreement]

MISTER CAR WASH, INC.

By:	/s/ John Lai
Name:	John Lai
Title:	President and Chief Executive Officer

[Signature Page to Support Agreement]

Annex E

Execution Version

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is entered into on February 17, 2026 by MCW Parent, LP, a Delaware limited partnership (“Issuer”), and each of the undersigned contributors (collectively, the “Contributors” and each, a “Contributor”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement (as hereinafter defined).

RECITALS

WHEREAS, Issuer has entered into that certain Agreement and Plan of Merger, dated as of February 17, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Issuer, Boson Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Issuer (“Sub”), Mister Car Wash, Inc., a Delaware corporation (the “Acquired Company”), and, solely for the purposes of the Borrower Provisions (as defined in the Merger Agreement), Mister Car Wash Holdings, Inc., a Delaware corporation, pursuant to which, among other things, on the terms and conditions set forth therein, Sub will be merged with and into the Acquired Company, and the Acquired Company, as the corporation surviving the merger, shall by virtue of the merger continue its corporate existence under the Laws of the State of Delaware as a wholly owned direct or indirect subsidiary of Issuer (the consummation of the transactions contemplated by the Merger Agreement, the “Transaction Closing”);

WHEREAS, subject to the terms and conditions of this Agreement, immediately prior to the Transaction Closing, (i) each Contributor shall contribute, assign, transfer, convey and deliver to Issuer all of such Contributor’s right, title and interest in and to its Contribution Shares solely in exchange for its Acquired Securities (as hereinafter defined) and (ii) Issuer shall accept the Contribution Shares from each Contributor and, in exchange therefor, issue to such Contributor its Acquired Securities (the “Rollover Transaction”);

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Definitions; Interpretation.

(a) Definitions. As used in this Agreement, the following terms have the following meanings:

(i) “Acquired Securities” means with respect to each Contributor, a number of Issuer Units equal to (A) such Contributor’s Contribution Amount, divided by (B) the Issue Price, rounded to the nearest whole number.

(ii) “Contribution Amount” means with respect to each Contributor, the amount equal to (A) the Contribution Shares held by such Contributor, multiplied by (B) $7.00.

(iii) “Contribution Shares” means, with respect to each Contributor, all shares of Company Common Stock held by such Contributor as of immediately prior to the Contribution Closing.

(iv) “Equity Interests” means any partnership interest, membership interest, unit, capital stock or other equity interest or any security (including any debt security) convertible into or exchangeable for any partnership interest, membership interest, unit, capital stock or any other right, warrant or option to acquire any of the foregoing securities.

(v) “Issue Price” means $100.00 per Issuer Unit.

(vi) “Issuer Unit” means a unit of Issuer, having the rights, powers and preferences, with such qualifications thereto and limitations and restrictions thereon, as are set forth in the Partnership Agreement.

(vii) “Partnership Agreement” means that certain Amended and Restated Limited Partnership Agreement of Issuer to be entered into by and among Issuer’s general partner, the initial limited partners and other limited partners from time to time party thereto, in connection with the Transaction Closing.

(viii) “Related Person” means, with respect to any specified person, trust or entity, any former, current or future (in its capacity as such) (A) affiliate, member, partner, director, manager, officer, employee, agent, advisor, representative, heir, successor or assign of, or holder of any direct or indirect equity interest (or right or other interest convertible into or exercisable or exchangeable for or otherwise entitling the holder thereof to acquire any direct or indirect equity interest) in such specified person, trust or entity or (B) affiliate, member, partner, director, manager, officer, employee, agent, advisor, representative, heir, successor or assign of, or holder of any direct or indirect equity interest (or right or other interest convertible into or exercisable or exchangeable for or otherwise entitling the holder thereof to acquire any direct or indirect equity interest) in any person, trust or entity described in the foregoing clause (A).

(b) Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any provision of this Agreement. All annexes and exhibits hereto are incorporated into, and constitute a part of, this Agreement. Unless otherwise specified or the context requires otherwise, (i) references herein to “Sections,” “Annexes” or “Exhibits” are references to, as applicable, sections of, or annexes or exhibits to, this Agreement, (ii) references herein to any agreement (including this Agreement), instrument or other document are references to such agreement, instrument or other document, as applicable, as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, (iii) references herein to any statute, rule or regulation are references to such statute, rule or regulation, as applicable, as amended, restated, supplemented or otherwise modified from time to time, including through the promulgation of rules or regulations thereunder, and to any consolidation thereof or successor statute, rule or regulation, as applicable, thereto and (iv) references herein to any person, trust or entity are references to such person, trust or entity and its successors and permitted assigns (and, in the case of any natural person, such natural person’s executors, heirs and legal representatives in such capacities). As used in this Agreement, (A) the words “this Agreement,” “herein,” “hereto,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision or part of this Agreement, (B) the words “any” and “or” express alternatives that are not mutually exclusive, (C) the words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation,” (D) words importing the singular also import the plural, and vice versa, (E) words importing the masculine, feminine or neutral gender also include each other gender and (F) the words “writing” and “written” refer to printing, typing and other means of reproducing words in a visible form (including email and any .pdf or image file attached thereto).

2. Contribution.

(a) Rollover Transaction. On the terms and conditions set forth herein, immediately prior to the Transaction Closing, (i) each Contributor shall contribute, assign, transfer, convey and deliver to Issuer its Contribution Shares, free and clear of any and all liens or any restrictions on transfers, other than any restrictions under the Securities Act and applicable state securities laws or contained in the organizational documents of the Acquired Company, and (ii) in exchange for the contribution, assignment, transfer, conveyance and delivery by each Contributor to Issuer of its Contribution Shares, Issuer shall issue to each Contributor its Acquired Securities, free and clear of any and all liens or any restrictions on transfers, other than any restrictions under the Securities Act and applicable state securities laws or the Partnership Agreement.

(b) Contribution Closing. Subject to the satisfaction of all of the conditions set forth in Section 4 (or waiver thereof by the party hereto entitled to the benefit thereof), the closing of the transactions contemplated by Section 2(a) (the “Contribution Closing”) shall take place remotely, by electronic exchange of documents, immediately prior to the Transaction Closing, or at such other time or in such other manner as may be agreed upon in writing by the parties hereto, provided, however, if the Merger Agreement is terminated, this Agreement shall be null, void and in ab initio, without any liability to any party hereto.

(c) No Certificates. Each Contributor acknowledges and agrees that it is not entitled to any certificate representing any of its Acquired Securities, unless Issuer shall otherwise determine.

3. Conditions to Contribution Closing.

(a) The respective obligations of the parties hereto to consummate the transactions contemplated by Section 2(a) are subject to and conditioned upon the Transaction Closing having occurred.

(b) Issuer’s obligation to consummate the transactions contemplated by Section 2(a) is subject to the satisfaction or waiver by Issuer, as of the Contribution Closing, of each of the following conditions: (a) all of the representations and warranties of each Contributor contained in this Agreement shall be true and correct at and as of the Contribution Closing as though then made, and each Contributor shall have performed and complied with, in all material respects, all covenants required by this Agreement to be performed or complied with by each Contributor prior to the Contribution Closing, and (b) each Contributor shall have delivered to Issuer this Agreement, which shall have been properly completed (reasonably acceptable to Issuer) and duly executed by each Contributor. Each Contributor’s obligation to consummate the transactions contemplated by Section 2(a) is subject to the satisfaction or waiver by such Contributor, as of the Contribution Closing, of each of the following conditions: (a) all of the representations and warranties of Issuer contained in this Agreement shall be true and correct at and as of the Contribution Closing as though then made, and Issuer shall have performed and complied with, in all material respects, all covenants required by this Agreement to be performed or complied with by Issuer at or prior to the Contribution Closing, and (b) the Partnership Agreement shall have been duly executed by each of the general partner and certain initial limited partners of Issuer and shall be in full force and effect in accordance with its terms.

(c) Each Contributor’s obligation to consummate the Rollover Transactions is subject to the substantially concurrent consummation of the transactions at Transaction Closing contemplated by the Merger Agreement.

4. Tax Treatment. For U.S. federal and applicable U.S. state and local tax purposes, the parties shall treat and report the Rollover Transaction as a transaction governed by Section 721(a) of the Code.

5. Further Assurances. Each Contributor shall reasonably cooperate with Issuer and shall take all such further actions and shall (as applicable), prepare, execute, deliver and file all such further agreements, instruments and other documents as may be reasonably requested by Issuer in order to carry out the provisions and purposes of this Agreement.

6. Effectiveness and Termination. This Agreement shall become effective immediately upon its execution and delivery by the parties hereto. If the Merger Agreement is terminated in accordance with its terms for any reason prior to the Transaction Closing, this Agreement shall automatically terminate (except that this sentence and the provisions of Section 20 shall survive any termination of this Agreement) and, for the avoidance of doubt, none of the parties hereto or any of their respective Related Persons (or any other person, trust or entity) shall have any liability or obligation under or in connection with this Agreement or the transactions contemplated hereby.

7. Representations and Warranties of the Contributors. Each of the Contributors, severally and not jointly, makes the representations and warranties set forth in Annex I hereto, solely with respect to itself and not with regard to any other Contributor, as of the date hereof and as of the date of the Contribution Closing. The consummation of the transactions contemplated by Section 2(a) shall constitute each Contributor’s reaffirmation that the representations and warranties of such Contributor contained in this Agreement are true and correct as of the date of the Contribution Closing. The applicable Contributor shall promptly notify Issuer of the existence of any circumstances that would, or would reasonably be expected to, cause any of the representations or warranties of such Contributor contained in this Agreement to fail to be true and correct.

8. Representations and Warranties of the Issuer. The Issuer makes the following representations to the Contributors as of the date hereof and as of the date of the Contribution Closing:

(a) Organization. The Issuer is a limited partnership validly existing and in good standing under the Laws (as hereinafter defined) of the State of Delaware and has all requisite organizational power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby.

(b) Authorization; Enforceability. The execution, delivery and performance by Issuer of this Agreement and the consummation the Issuer of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Issuer. This Agreement has been duly executed and delivered by the Issuer and, assuming the due authorization, execution and delivery of this Agreement by the Contributors, this Agreement constitutes a valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(c) No Conflicts. The execution, delivery and performance by the Issuer of this Agreement and the consummation by the Issuer of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time or both, (i) violate any provision of organizational or governing documents of the Issuer, (ii) violate any law, regulation or rule enacted, promulgated or enforced by any governmental authority or any quasi-governmental or self-regulatory authority (each, a “Law”) applicable to the Issuer or any of its properties or assets, (iii) violate any order, judgment or similar determination of any governmental authority or any quasi-governmental or self-regulatory authority (each, an “Order”) binding on the Issuer or any of its properties or assets or (iv) result in a breach of or conflict with any of the terms of, or constitute a default under, any agreement or instrument to which any of the Issuer is a party or by which the Issuer or any of its properties or assets is bound.

(d) Validity of Acquired Securities. The Acquired Securities to be issued hereunder, when issued and delivered in accordance with the terms hereof, will be duly authorized and validly issued and will be free and clear of any liens or encumbrances other than as set forth in the organizational documents of the Issuer and restrictions on transfer arising under applicable securities Laws.

The Issuer is not making, and hereby specifically disclaims, any representation or warranty regarding (x) any pro forma financial information, budgets, estimates, projections, forecasts or other forward-looking statements, business plans (including the reasonableness of any assumptions underlying such estimates, projections, forecasts, forward looking statements or business plans) with respect to Issuer or any of its subsidiaries (including, from and after the Transaction Closing, the Acquired Company and its subsidiaries) or any of the respective businesses of Issuer or any of its subsidiaries (including, from and after the Transaction Closing, the Acquired Company and its subsidiaries) or (y) any other matter, except, in the case of this clause (y), as expressly set forth in this Section 8.

9. Survival of Representations and Warranties. All of the representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

10. Covenants of the Contributors.

(a) Each Contributor hereby acknowledges and agrees that in exchange for the contribution of its Contribution Shares, it is only entitled to receive its Acquired Securities subject to the terms and conditions described herein and no other consideration shall be owing to such Contributor under the Merger Agreement or otherwise in respect of such Contributor’s Contribution Shares.

(b) Each Contributor hereby acknowledges and agrees that the Issuer Units are subject to restrictions on transfer and resale and may not be transferred or resold except (i) as provided in the Partnership Agreement, and (ii) as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom.

11. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made (a) when delivered personally to the recipient, (b) when emailed to the recipient, if emailed before 10:00 p.m. Eastern Time on a business day, and otherwise on the next business day, or (c) the next business day after the day on which it is sent to the recipient by reputable overnight courier service (charges prepaid). Any such notice, demand or other communication shall be addressed as follows (or to such other address(es) or email address(es) as the parties hereto may from time to time designate in writing):

if to any of the Contributors, to the address or email address set forth on the signature page hereof executed by the applicable Contributor; and

if to Issuer:

c/o Leonard Green & Partners, L.P.

11111 Santa Monica Boulevard, Suite 2000

Los Angeles, California 90025

Attention: Jonathan Seiffer; Joshua Farran

Email: [***]

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

1999 Avenue of the Stars, 29th Floor

Los Angeles, California 90067

Attention: Gregory B. Klein; Michael W. Kaplan

Email: gregory.klein@stblaw.com; michael.kaplan@stblaw.com

12. Amendments; Waivers.

(a) This Agreement may be amended or modified only by a written agreement executed and delivered by all of the parties hereto. This Agreement may not be amended or modified except as provided in the immediately preceding sentence, and any purported amendment by any of the parties hereto effected in a manner that does not comply with this Section 12(a) shall be null and void.

(b) Any waiver of performance of or compliance with any provision of this Agreement or any right or remedy available hereunder shall be effective only if set forth in a written instrument making reference to this Agreement and executed and delivered by the party against which such waiver is to be enforced. No failure by any party hereto to insist upon the strict performance of or compliance with any provision of this Agreement, or to exercise any right or remedy consequent upon a breach of any provision of this Agreement, shall constitute a waiver by such party of performance of or compliance with such provision or of any right or remedy available hereunder or at law or in equity.

13. Entire Agreement. This Agreement, together with the annexes and exhibits hereto, and the Partnership Agreement (as and when entered into) together constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior written or oral, and all contemporaneous oral, agreements and understandings between the parties hereto with respect to the subject matter hereof.

14. Binding Effect; No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the persons, trusts or entities expressly named as parties hereto and their respective successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person, trust or entity any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

15. Assignment. This Agreement shall not be assigned by any party hereto (whether by operation of law or otherwise), nor shall any party hereto assign any of its rights or delegate any of its obligations hereunder, without the prior written consent of the other party hereto, except that Issuer may (a) assign any or all of its rights or delegate any or all of its obligations to one or more of its wholly owned subsidiaries and (b) collaterally assign or grant a security interest in any or all of its rights and benefits hereunder to any debt financing source, in each case, without the consent of each Contributor, but any such assignment (collateral or otherwise) or grant of a security interest shall not relieve Issuer of any of its obligations hereunder. Any attempted assignment or delegation of this Agreement or any right or obligation hereunder not in accordance with the terms of this Section 15 shall be null and void.

16. Severability. If any provision of this Agreement is invalid, illegal or unenforceable under applicable Law in any jurisdiction, then such invalidity, illegality or unenforceability shall not affect the effectiveness of such provision in any other jurisdiction and all other provisions of this Agreement shall remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any of the parties hereto. Upon a determination that any provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.

18. Jurisdiction and Venue. In any litigation or other adversarial proceeding between the parties hereto arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto irrevocably and unconditionally (a) consents and submits to the exclusive jurisdiction and venue of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware or, in the case of claims to which the federal courts have exclusive subject matter jurisdiction, any federal court of the United States of America sitting in the State of Delaware) and agrees not to bring any such litigation or proceeding in any other court, (b) waives any defense of inconvenient forum to the maintenance of any such litigation or proceeding so brought and waives any bond, surety or other security that might be required of the other party hereto with respect thereto and (c) consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 11 (provided that nothing in this Section 18 shall affect the right of any party hereto to serve legal process in any other manner permitted by Law).

19. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, CONTROVERSY, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, LAW, EQUITY, OR OTHERWISE. EACH PARTY HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

20. Specific Performance. Each Contributor acknowledges and agrees that irreparable damage to Issuer and its affiliates (for which monetary relief, even if available, would not be an adequate remedy) would occur in the event that any of the provisions of this Agreement applicable to such Contributor were not performed by such Contributor in accordance with its specific terms or were otherwise breached. Accordingly, each Contributor acknowledges and agrees that (a) Issuer shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction without proof of damages or otherwise, and (b) Issuer’s right to seek specific performance of this Agreement or other equitable relief is an integral part of the transactions contemplated hereby without which Issuer would not have entered into this Agreement. Each Contributor hereby (i) waives any defense that a remedy at law would be adequate, (ii) waives any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief and (iii) agrees not to assert that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that Issuer otherwise has an adequate remedy at law.

21. No Recourse. Notwithstanding anything herein to the contrary, each of the parties hereto, on behalf of itself and its Related Persons, acknowledges and agrees that no Related Person of any party hereto shall have any liability or obligation (whether by statute, at law or in equity, in contract or in tort or otherwise) under, in connection with or relating to this Agreement or any of the transactions contemplated hereby, except as may otherwise be expressly agreed in writing by any such Related Person, and, to the maximum extent permitted by Law, each of the parties hereto waives and releases, on behalf of itself and its Related Persons, all claims, actions, suits, causes of action, liabilities and obligations arising out of, under, in connection with or related to this Agreement or any of the transactions contemplated hereby that it has or may have against any Related Person of any party hereto.

22. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed (whether manually or electronically, including by any means compliant with the U.S. Electronic Signatures in Global and National Commerce (ESIGN) Act of 2000) counterpart of this Agreement by facsimile, attachment of a file to e-mail or other electronic means shall have the same binding legal effect as delivery of a manually executed original counterpart of this Agreement delivered in person.

[Remainder of page intentionally left blank. Signatures appear on the following pages.]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered, or caused to be duly executed and delivered, this Contribution Agreement as of the date first written above.

ISSUER:

MCW PARENT, LP

By: MCW Holdings GP, LLC, its General Partner

By:	/s/ Jonathan Seiffer
Name: Jonathan Seiffer
Title: President

[Signature Page of Contribution Agreement]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered, or caused to be duly executed and delivered, this Contribution Agreement as of the date first written above.

CONTRIBUTORS:

GREEN EQUITY INVESTORS VI, L.P.

By: GEI Capital VI, LLC, its General Partner

By:	/s/ Jonathan Seiffer
Name:	Jonathan Seiffer
Title:	Senior Vice President

Notices:	c/o Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard
Suite 2000
Attn: Jonathan Seiffer;
Joshua Farran
Email: [***]

GREEN EQUITY INVESTORS SIDE VI, L.P.

By: GEI Capital VI, LLC, its General Partner

By:	/s/ Jonathan Seiffer
Name:	Jonathan Seiffer
Title:	Senior Vice President

Notices:	c/o Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard
Suite 2000
Attn: Jonathan Seiffer;
Joshua Farran
Email: [***]

[Signature Page of Contribution Agreement]

LGP ASSOCIATES VI-A LLC

By: Peridot Coinvest Manager LLC, its Manager

By: Leonard Green & Partners, L.P., its Manager

By: LGP Management, Inc., its General Partner

By:	/s/ Jonathan Seiffer
Name:	Jonathan Seiffer
Title:	Senior Vice President

Notices:	c/o Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard
Suite 2000
Attn: Jonathan Seiffer;
Joshua Farran
Email: [***]

LGP ASSOCIATES VI-B LLC

By: Peridot Coinvest Manager LLC, its Manager

By: Leonard Green & Partners, L.P., its Manager

By: LGP Management, Inc., its General Partner

By:	/s/ Jonathan Seiffer
Name:	Jonathan Seiffer
Title:	Senior Vice President

Notices:	c/o Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard
Suite 2000
Attn: Jonathan Seiffer;
Joshua Farran
Email: [***]

[Signature Page of Contribution Agreement]

ANNEX I

CONTRIBUTOR REPRESENTATIONS AND WARRANTIES

(a) Organization. Such Contributor is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, organization or establishment and has all requisite organizational or trustee (as applicable) power and authority to execute and deliver this Agreement and to perform its obligations thereunder and consummate the transactions contemplated thereby.

(b) Authorization; Enforceability. The execution, delivery and performance by such Contributor of this Agreement and the consummation by such Contributor of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Contributor. This Agreement has been duly executed and delivered by such Contributor and, assuming the due authorization, execution and delivery of this Agreement by the other persons named as parties hereto, if any, this Agreement constitutes the valid and binding obligations of such Contributor, enforceable against such Contributor in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(c) Valid Title. As of the date hereof, such Contributor has good and valuable title to, and is the sole record and beneficial owner of, its Contribution Shares free and clear of all liens and restrictions on transfer, other than any restrictions under the Securities Act and applicable state securities laws, and other than liens contained in the organizational documents of the Acquired Company. Such Contributor is not a party to, or bound by, any agreement, arrangement, Contract, instrument, or Order (other than as contemplated by this Agreement and the Merger Agreement) relating to (i) the grant of pre-emptive rights to purchase or obtain any Equity Interests of the Acquired Company, (ii) the sale, repurchase assignment or other transfer of any Equity Interests of the Acquired Company, or (iii) the receipt of distributions, proxy rights or voting rights of any Equity Interests of the Acquired Company. On the date of the Contribution Closing, such Contributor shall transfer to Issuer good and valid title to its Contribution Shares free and clear of all liens and restrictions on transfer, other than any restrictions under the Securities Act and applicable state securities laws and other than those contained in the organizational documents of the Acquired Company.

(d) No Conflicts. The execution, delivery and performance by such Contributor of the this Agreement and the consummation by such Contributor of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time or both, (i) if such Contributor is an entity or a trust, violate any provision of such Contributor’s organizational, governing or trust documents, (ii) violate any Law applicable to such Contributor or any of such Contributor’s properties or assets, (iii) violate any Order applicable to such Contributor or any of such Contributor’s properties or assets or (iv) result in a breach of or conflict with any of the terms of, or constitute a default under, any agreement or instrument to which such Contributor is a party or by which such Contributor or any of its properties or assets are bound. No notification of, or declaration or filing with, or approval, authorization, consent, license, registration or permit from, any governmental authority is or will be required on the part of such Contributor in connection with this Agreement or the consummation of the transactions contemplated hereby (including as provided in Section 2(a)). Such Contributor is not subject to any Law, Order, agreement or instrument that would prevent, delay or impede such Contributor’s performance of its obligations under, or consummation of the transactions contemplated by, this Agreement.

(e) No Actions. There is no action or other proceeding or investigation (whether at law or in equity, whether civil or criminal, or otherwise) pending or, to the knowledge of such Contributor, threatened against such Contributor or any of its affiliates any of its or their respective assets, and such Contributor is not subject to or bound by Order, that would, or would reasonably be expected to, prevent, delay or impede the consummation of the transactions contemplated hereby.

(f) Acquired Securities Not Transferrable. Such Contributor is acquiring its Acquired Securities solely for its own account and not on behalf of any other person or with a view to, or for sale in connection with, any

Annex I to Contribution Agreement

distribution thereof in violation of the Securities Act or the securities Laws of any state or other jurisdiction. Such Contributor understands that (i) its Acquired Securities have not been and, at the time of the Contribution Closing, will not be (and may never be) registered under the Securities Act or the securities Laws of any state or other jurisdiction, (ii) its Acquired Securities may not be offered for sale or sold by such Contributor, and such Contributor must continue to bear the economic risk of its investment in its Acquired Securities, unless and until the offer and sale of its Acquired Securities are subsequently registered under the Securities Act and any applicable securities Laws of any state or and other jurisdiction or an exemption from such registration is available, and Issuer is under no obligation to effect any such registration or to file for or comply with any exemption from such registration, (iii) a notation shall be made in the appropriate records of Issuer indicating that its Acquired Securities are subject to restrictions on transfer and, if Issuer should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to its Acquired Securities, (iv) there is no established market for its Acquired Securities and it is not anticipated that there will be any public market for its Acquired Securities in the foreseeable future, (v) an investment in its Acquired Securities is a speculative investment which involves a high degree of risk of loss of such Contributor’s investment therein, there are substantial restrictions on the transferability of its Acquired Securities and, on the date of the Contribution Closing and for an indefinite period following such date, there will be no public market for its Acquired Securities and, accordingly, it may not be possible for such Contributor to liquidate such Contributor’s investment in case of emergency, if at all, and (vi) such Contributor’s financial situation is such that such Contributor can afford to bear the economic risk of holding its Acquired Securities for an indefinite period of time, has adequate means for providing for such Contributor’s needs and contingencies and can afford to suffer a complete loss of such Contributor’s investment in its Acquired Securities.

(g) Independent Investigation. Such Contributor has been given the opportunity to examine all such documents (including this Agreement) and other materials and information and to ask all such questions of Issuer and its representatives (and has received answers to any such questions asked) in connection with such Contributor’s investment in its Acquired Securities, the terms and conditions of the purchase of its Acquired Securities and otherwise as Issuer has deemed appropriate in order to evaluate such investment and such purchase and such Contributor’s execution and delivery of this Agreement. Such Contributor has independently, and without reliance upon Issuer or any of its affiliates or any representative or agent of the foregoing, and based on such documents and information as such Contributor has deemed appropriate, performed its own due diligence and business investigations with respect to Issuer and its subsidiaries (including, from and after the Transaction Closing, the Acquired Company and its subsidiaries) and made its own investment decision with respect to the investment represented by its Acquired Securities. Such Contributor’s knowledge and experience in financial and business matters are such that such Contributor is capable of evaluating the merits and risks of such Contributor’s investment in its Acquired Securities. The Contributor is fully familiar with the nature of the businesses of Issuer and its subsidiaries (including, from and after the Transaction Closing, the Acquired Company and its subsidiaries). Such Contributor has consulted, to the extent deemed appropriate by such Contributor, with such Contributor’s own advisers as to the financial, tax, legal and related matters concerning an investment in its Acquired Securities and on that basis understands the financial, tax, legal and related consequences of an investment in its Acquired Securities, and believes that an investment in its Acquired Securities is suitable and appropriate for such Contributor. Such Contributor’s knowledge and experience in financial and business matters are such that such Contributor is capable of evaluating the merits and risks of an investment in its Acquired Securities.

(h) No Offer. Such Contributor understands that neither the distribution of this Agreement nor such Contributor’s prospective investment in its Acquired Securities constitutes an offer to sell or the solicitation of an offer to buy its Acquired Securities or any other security in any jurisdiction or to any person, trust or entity in which or to whom it is unlawful to make such an offer or solicitation.

(i) Accredited Investor. Such Contributor is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.

Annex I to Contribution Agreement

(j) Not a Bad Actor. Neither such Contributor nor any person, trust or entity that controls such Contributor or is under the control of, or under common control with, such Contributor is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act, except for those covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed in writing in reasonable detail to Issuer. Such Contributor has exercised reasonable care to determine the accuracy of the representations and warranties made by such Contributor in this paragraph and agrees to notify Issuer if such Contributor becomes aware of any fact that makes the representations made by such Contributor in this paragraph inaccurate.

(k) Brokers’ Fees. No finder, broker, agent, financial advisor or other similar intermediary has been engaged by or on behalf of such Contributor, or would be entitled to payment of any fee or other amount based on arrangements made by or on behalf of such Contributor, in connection with the transactions contemplated by this Agreement.

Annex I to Contribution Agreement